UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Aggressive Growth Prepared Portfolio
Bond Portfolio
Conservative Prepared Portfolio
Floating Rate Income Portfolio
GNMA Portfolio
Government Income Portfolio
Growth Prepared Portfolio
High Yield Bond Portfolio
Inflation Protected Bond Portfolio
Intermediate Government Bond Portfolio
Long Duration Bond Portfolio
Low Duration Bond Portfolio
Managed Income Portfolio
Moderate Prepared Portfolio
Multi-Sector Bond Portfolio
Total Return Portfolio II

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 09/30/2010

Item 1	–	Report to Stockholders

September 30, 2010

Annual Report

BlackRock Funds II

BlackRock Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence – the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding - have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns – and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010	BlackRock Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

BlackRock Bond Portfolio (the “Fund”) Institutional, Investor A, BlackRock and Service Shares outperformed the benchmark Barclays Capital Intermediate Government/Credit Index for the 12-month period, while Investor B and Investor C Shares slightly underperformed the benchmark.

What factors influenced performance?

•

Fund performance for the period benefited from an overweight relative to the benchmark in investment grade credit, as well as from allocations held outside of the benchmark in commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”). These non-government spread sectors outperformed government sectors for the period, as credit spreads compressed due to improving economic fundamentals and accommodative monetary policy from the Fed. In addition, the Fund benefited from a longer duration than the benchmark along with a yield-curve-flattening bias, as interest rates fell and the yield curve flattened dramatically during the period.

•	Although duration and yield curve positioning benefited performance for the entire 12-month period, these factors did detract from relative returns during the first half of the period.

•

Toward the end of September, the Fund accumulated a temporary and somewhat elevated cash/cash equivalents position in the normal course of trading activity. This cash balance detracted slightly from Fund performance as fixed income sectors generally continued to rally over the period.

Describe recent portfolio activity.

•

Overall, the Fund moved toward higher quality securities among non-government spread sectors. In particular, we were able to find good opportunities in high-quality securitized sectors that were trading at attractive values relative to their historical averages. Near the end of the period, the Fund tactically managed its corporate credit position by reducing exposure to higher-priced industrial bonds, and moving to underweights in utilities and industrials and an overweight in financials.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the Fund held underweights in US Treasuries, agency debentures and FDIC-guaranteed debt within non-government spread sectors, the Fund was overweight in investment-grade corporate debt and held out-of-index positions in non-government debt, including CMBS, ABS and non-agency residential MBS. The Fund ended the period with a slightly longer duration relative to the benchmark, with a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	29%
U.S. Government Sponsored Agency Securities	28
Corporate Bonds	20
Non-Agency Mortgage-Backed Securities	7
Foreign Agency Obligations	7
Asset-Backed Securities	5
Taxable Municipal Bonds	2
Preferred Securities	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	63%
AA/Aa	11
A	15
BBB/Baa	10
Less than BBB/Baa	1

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark).

3	An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.83%	5.68%	8.80%	N/A	5.64%	N/A	5.99%	N/A
Institutional	2.74	5.75	8.71	N/A	5.57	N/A	5.88	N/A
Service	2.45	5.58	8.49	N/A	5.22	N/A	5.56	N/A
Investor A	2.37	5.57	8.46	4.08%	5.20	4.34%	5.50	5.07%
Investor B	1.75	5.20	7.65	3.15	4.38	4.04	4.93	4.93
Investor C	1.70	5.19	7.71	6.71	4.42	4.42	4.71	4.71
Barclays Capital Intermediate Government/Credit Index	—	5.81	7.77	N/A	5.95	N/A	6.05	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,056.80	$3.09	$2.47	$1,000.00	$1,022.06	$3.04	$1,022.66	$2.43
Institutional	$1,000.00	$1,057.50	$3.56	$2.94	$1,000.00	$1,021.61	$3.50	$1,022.21	$2.89
Service	$1,000.00	$1,055.80	$5.10	$4.48	$1,000.00	$1,020.10	$5.01	$1,020.71	$4.41
Investor A	$1,000.00	$1,055.70	$5.26	$4.64	$1,000.00	$1,019.95	$5.16	$1,020.56	$4.56
Investor B	$1,000.00	$1,052.00	$9.10	$8.49	$1,000.00	$1,016.19	$8.95	$1,016.80	$8.34
Investor C	$1,000.00	$1,051.90	$8.90	$8.33	$1,000.00	$1,016.39	$8.74	$1,016.95	$8.19

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for BlackRock, 0.69% for Institutional, 0.99% for Service, 1.02% for Investor A, 1.77% for Investor B and 1.73% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for BlackRock, 0.57% for Institutional, 0.87% for Service, 0.90% for Investor A, 1.65% for Investor B and 1.62% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	5

Fund Summary as of September 30, 2010	BlackRock Floating Rate Income Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	Since its inception on July 8, 2010 through September 30, 2010, BlackRock Floating Rate Income Portfolio (the “Fund”) underperformed its benchmark, the S&P Leveraged Loan Index.

What factors influenced performance?

•

During the period, the loan market recovered from its second quarter decline resulting from concerns over the European sovereign debt crisis, some less-positive economic data and uncertainty over financial reform. The Fund’s bias toward higher quality credits and loan structures hurt performance relative to the benchmark. On a sector basis, the Fund’s overweights in chemicals, automobiles, food and beverages contributed to performance, as did underweights in media (non-cable), health care and information technology. The Fund’s underweight position in electric utilities detracted, as did its overweight in aerospace & defense.

Describe recent portfolio activity.

•

The new-issue market has been robust and we have been active participants, as new-issue coupons have been attractive and underwriting quality remains favorable. In general, we favor attractive income rather than secondary market issues, which still trade at a discount to par. Where possible, we have purchased fixed-rate issues at the short end of the yield curve to maintain the Fund’s low level of interest rate risk. The Fund frequently held cash committed for pending transactions; these cash balances did not have a significant impact on performance.

Describe Fund positioning at period end.

•

At period end, relative to the benchmark, the Fund’s non-investment grade holdings are heavily weighted near the higher end of the quality range, with small allocations to credits at the lower end of the range and those that are unrated. Approximately 89% of the Fund is invested in bank loans and approximately 11% is invested in high yield corporate bonds. Since bank loans are floating-rate securities, the fund had an effective duration of 0.3 years, including the high yield positions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Floating Rate Loan Interests	89%
Corporate Bonds	11

Credit Quality Allocation[1]	Percent of Long-Term Investments
BBB/Baa	1%
BB/Ba	45
B	50
CCC/Caa	3
Not Rated	1

1	Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Floating Rate Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests 80% of its assets in floating rate investments of any duration or maturity, which effectively enables the Fund to achieve a floating rate of income.

3	This unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the US leveraged loan market – including dollar- denominated and US-syndicated loans to overseas issuers.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Total Returns[5]
		Since Inception[6]
	Standardized 30-Day Yields	w/o sales charge	w/ sales charge
Institutional	4.13%	2.27%	N/A
Investor A	3.67	2.20	(1.92)%
Investor C	3.02	2.04	1.04
S&P Leveraged Loan Index	—	3.42	N/A

5	Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on July 8, 2010.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 8, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Beginning Account Value July 8, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,022.70	$1.63	$1,000.00	$1,009.90	$1.62	0.70%
Investor A	$1,000.00	$1,022.00	$2.42	$1,000.00	$1,009.11	$2.40	1.04%
Investor C	$1,000.00	$1,020.40	$3.84	$1,000.00	$1,007.71	$3.81	1.65%

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 84/365 (to reflect the period the Fund was open).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	7

Fund Summary as of September 30, 2010	BlackRock GNMA Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

BlackRock GNMA Portfolio (the “Fund”) Institutional and BlackRock shares outperformed the benchmark Barclays Capital GNMA MBS Index for the 12-month period, while all other share classes underperformed the index.

What factors influenced performance?

•

An underweight in agency mortgage-backed securities (“MBS”) during the second quarter of 2010 slightly detracted from performance as the sector benefited from a favorable supply and demand environment. Duration management and yield curve positioning also detracted from performance.

•

The Fund’s exposure to agency MBS during the first half of the period added to performance as the sector continued to benefit from the Fed mortgage purchase program. Exposure to US Treasuries during the second half of the period added to performance as the sector benefited from a flight to quality and a rally in rates. The Fund’s security selection within the MBS space, particularly a recent bias toward higher-coupon issues and an underweight in 5%-coupon issues, was beneficial to performance.

Describe recent portfolio activity.

•

Early in the period, we reduced the Fund’s overall exposure to agency MBS, primarily by reducing exposure to higher coupon issues while adding exposure to 5% coupon agency MBS, as the sector cheapened in anticipation of the expiration of the Fed mortgage purchase program. In the later half of the period, we shifted exposure back into higher coupon issues, which offered attractive carry (i.e., income) and low refinancing risk. We tactically traded duration as well as various coupon issues within the agency MBS space during the period. In addition, the Fund held cash reserved for future commitments; the cash balance did not have a significant impact on performance.

Describe Fund positioning at period end.

•

At period end, the Fund was invested primarily in GNMA MBS with additional exposure to other agency MBS as well as US Treasuries. Within its agency MBS allocation, the Fund was overweight in higher coupon mortgages (6.5% coupon) given the relatively low likelihood of prepayments in these pools, and underweight in 5.0% coupons (versus 4.5% and 5.5% coupons) as we believe these pools are more likely to experience prepayments. Overall, the relative value picture for agency MBS has improved as spreads continued to widen over the period. However, we remain cautious given the fundamental and technical backdrop and near-term headwinds as markets continue to adjust to shifting Fed policy. The Fund’s duration at period end is neutral versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	98%
U.S. Treasury Obligations	2

Credit Quality Allocation	Percent of Long-Term Investments
AAA/Aaa[1]	100%

1	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in the Ginnie Mae securities.

3	An unmanaged index comprised of mortgage-backed pass through securities of Ginnie Mae.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.58%	4.14%	6.95%	N/A	6.75%	N/A	6.51%	N/A
Institutional	2.55	4.02	6.80	N/A	6.72	N/A	6.43	N/A
Service	2.18	3.84	6.53	N/A	6.41	N/A	6.11	N/A
Investor A	2.13	3.82	6.50	2.25%	6.32	5.45%	6.05	5.62%
Investor B	1.52	3.43	5.67	1.17	5.51	5.19	5.46	5.46
Investor C	1.45	3.45	5.74	4.74	5.56	5.56	5.25	5.25
Barclays Capital GNMA MBS Index	—	4.36	6.72	N/A	6.45	N/A	6.21	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,041.40	$2.71	$2.66	$1,000.00	$1,022.41	$2.69	$1,022.46	$2.64
Institutional	$1,000.00	$1,040.20	$2.86	$2.81	$1,000.00	$1,022.26	$2.84	$1,022.31	$2.79
Service	$1,000.00	$1,038.40	$4.65	$4.60	$1,000.00	$1,020.51	$4.61	$1,020.56	$4.56
Investor A	$1,000.00	$1,038.20	$4.65	$4.60	$1,000.00	$1,020.51	$4.61	$1,020.56	$4.56
Investor B	$1,000.00	$1,034.30	$8.62	$8.57	$1,000.00	$1,016.60	$8.54	$1,016.65	$8.49
Investor C	$1,000.00	$1,034.50	$8.47	$8.42	$1,000.00	$1,016.75	$8.39	$1,016.80	$8.34

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for BlackRock, 0.56% for Institutional, 0.91% for Service, 0.91% for Investor A, 1.69% for Investor B and 1.66% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.55% for Institutional, 0.90% for Service, 0.90% for Investor A, 1.68% for Investor B and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	9

Fund Summary as of September 30, 2010	BlackRock Inflation Protected Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

BlackRock Inflation Protected Bond Portfolio (the “Fund”) Institutional, Investor A, BlackRock and Service Shares outperformed the Barclays Capital Global Real: US TIPS Index for the 12-month period; Investor B and Investor C shares trailed the index.

What factors influenced performance?

•

Contributing to the Fund’s outperformance relative to the benchmark was an underweight in Treasury Inflation-Protected Securities (“TIPS”) throughout much of the reporting period. Nominal US Treasuries largely outperformed TIPS as a weaker economy in the second half of the reporting period allowed nominals to rally to near-historic low yield levels. The outperformance of nominals was also a reflection of market expectations that inflation will remain low in the near term. In addition, the Fund’s yield-curve-flattening bias benefited performance during the period.

•	Detracting from Fund performance was a shorter duration relative to the benchmark, as rates rallied lower throughout the second half of the period on softening economic growth.

Describe recent portfolio activity.

•

The Fund’s positioning remained fairly constant throughout the period, although we did tactically trade both duration and the Fund’s allocation to nominal US Treasuries. In particular, we looked to reduce Fund duration as interest rates rallied lower, and extend duration when rates backed up. Regarding our management of the nominal US Treasury allocation, we favored buying nominals when breakevens (i.e., the difference in yield between nominal US Treasuries and TIPS with comparable maturities) narrowed. Narrowing breakevens were an indication to us that the market was likely pricing TIPS too aggressively.

Describe Fund positioning at period end.

•

At period-end, the Fund had a slightly short duration relative to the benchmark and continued to be positioned for a flatter yield curve. The Fund was underweight in TIPS, as we believe breakevens have not adequately started to price in additional future inflation. The exception to this is 30-year TIPS, where we believe the threat of future inflation has already been discounted by market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	100%

Credit Quality Allocation	Percent of Long-Term Investments
AAA/Aaa[1]	100%

1	US Treasury Obligations are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

3	An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[5]
			1 Year		5 Years		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	0.76%	6.50%	9.45%	N/A	6.39%	N/A	6.88%	N/A
Institutional	0.65	6.34	9.30	N/A	6.27	N/A	6.82	N/A
Service	0.42	6.23	8.98	N/A	5.95	N/A	6.27	N/A
Investor A	0.31	6.18	9.03	4.67%	5.96	5.09%	6.48	5.79%
Investor B	(0.33)	5.86	8.20	3.70	5.14	4.81	5.69	5.69
Investor C	(0.40)	5.84	8.29	7.29	5.17	5.17	5.78	5.78
Barclays Capital Global Real: US TIPS Index	—	6.40	8.89	N/A	5.49	N/A	6.07	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on June 28, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$1,065.00	$1.66	$1.66	$1,000.00	$1,023.46	$1.62	$1,023.46	$1.62
Institutional	$1,000.00	$1,063.40	$2.17	$2.12	$1,000.00	$1,022.96	$2.13	$1,023.01	$2.08
Service	$1,000.00	$1,062.30	$3.67	$3.67	$1,000.00	$1,021.51	$3.60	$1,021.51	$3.60
Investor A	$1,000.00	$1,061.80	$3.93	$3.93	$1,000.00	$1,021.26	$3.85	$1,021.26	$3.85
Investor B	$1,000.00	$1,058.60	$7.74	$7.69	$1,000.00	$1,017.55	$7.59	$1,017.60	$7.54
Investor C	$1,000.00	$1,058.40	$7.59	$7.53	$1,000.00	$1,017.70	$7.44	$1,017.75	$7.38

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.42% for Institutional, 0.71% for Service, 0.76% for Investor A, 1.50% for Investor B and 1.47% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.41% for Institutional, 0.71% for Service, 0.76% for Investor A, 1.49% for Investor B and 1.46% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	11

Fund Summary as of September 30, 2010	BlackRock Intermediate Government Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Intermediate Government Bond Portfolio (the “Fund”) outperformed the benchmark Barclays Capital Intermediate Government Index for the 12-month period.

What factors influenced performance?

•

During the majority of the period, the Fund was overweight relative to the benchmark in agency mortgage-backed securities (“MBS”). This positioning aided relative returns as the sector benefited from the Fed mortgage purchase program and proved resilient during the second quarter of 2010 amid weaker economic data and the European sovereign debt crisis. The Fund sold on strength, resulting in an underweight in agency MBS later in the period, which also benefited performance as the sector came under pressure toward the end of the period from uncertainty surrounding prepayments and the supply and demand backdrop.

•

The Fund’s allocations to non-agency residential MBS, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), which are not included in the benchmark, also added to performance as the sectors benefited from the continued accommodative Fed policy and investors’ reach for yield.

•

Slightly detracting from performance was the Fund’s recent exposure to lower-coupon agency MBS, which underperformed following the rally in rates and heightened prepayment uncertainty. Duration management and a yield-curve-flattening position early in the period also detracted from results, as the yield curve initially steepened.

Describe recent portfolio activity.

•

We initially increased the Fund’s underweight in US Treasuries and increased our allocation to agency MBS as the sector sold off and provided an attractive purchase point. Following the termination of the Fed mortgage purchase program during the second quarter of 2010, we trimmed our overweight in agency MBS, primarily among lower-coupon securities, and moved to an overweight in US Treasuries.

•

More recently, we took profits on US Treasuries as we sold into strength. We also increased exposure to agency MBS, particularly among lower-coupon issues, as the sector cheapened following spread widening in the third quarter. In addition, we reduced the Fund’s position in agency debentures.

Describe Fund positioning at period end.

•

At period end, the Fund holds an underweight relative to the benchmark in US Treasuries as we see better relative value in the non-government spread sectors. The Fund holds an overweight in agency MBS, which offers attractive relative value, but we remain cautious on the sector given the uncertainty surrounding the fundamental and technical backdrop and near-term headwinds as markets adjust to Fed policy. In the non-government space, the Fund continues to hold out-of-index allocations in high-quality CMBS, ABS and non-agency residential MBS, which we continue to view as attractive given the sectors’ high loss-adjusted yields. The Fund ended the period with a long duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	88%
U.S. Treasury Obligations	10
Non-Agency Mortgage-Backed Securities	1
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	98%
BBB	1
Less than BBB/Baa	1

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Intermediate Government Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government Index (the benchmark).

3	An unmanaged index comprised of all publically issued, non-convertible domestic debt of the US government or any agency there of, or any quasi-federal corporation and of corporate debt guaranteed by the US government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year and a maximum maturity of ten years are included.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.99%	6.67%	8.19%	N/A	5.91%	N/A	5.64%	N/A
Service	2.69	6.41	7.77	N/A	5.60	N/A	5.33	N/A
Investor A	2.56	6.35	7.64	3.37%	5.44	4.58%	5.19	4.77%
Investor B	1.63	5.99	6.81	2.31	4.63	4.29	4.63	4.63
Investor C	1.74	6.03	6.90	5.90	4.66	4.66	4.40	4.40
Barclays Capital Intermediate Government Index	—	5.45	6.19	N/A	5.87	N/A	5.69	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,066.70	$3.57	$3.21	$1,000.00	$1,021.61	$3.50	$1,021.96	$3.14
Service	$1,000.00	$1,064.10	$5.12	$4.76	$1,000.00	$1,020.10	$5.01	$1,020.46	$4.66
Investor A	$1,000.00	$1,063.50	$5.53	$5.17	$1,000.00	$1,019.70	$5.42	$1,020.05	$5.06
Investor B	$1,000.00	$1,059.90	$10.07	$9.71	$1,000.00	$1,015.29	$9.85	$1,015.64	$9.50
Investor C	$1,000.00	$1,060.30	$9.76	$9.40	$1,000.00	$1,015.59	$9.55	$1,015.94	$9.20

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Institutional, 0.99% for Service, 1.07% for Investor A, 1.95% for Investor B and 1.89% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.92% for Service, 1.00% for Investor A, 1.88% for Investor B and 1.82% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	13

Fund Summary as of September 30, 2010	BlackRock Long Duration Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Long Duration Bond Portfolio (the “Fund”) outperformed the benchmark Barclays Capital Long Government/Credit Index for the 12-month period.

What factors influenced performance?

•

During the first half of the reporting period, the largest contributor to Fund performance was its allocations outside of the benchmark index in securitized assets, including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”). These spread sectors continued to outperform government-related sectors as the Federal Reserve remained accommodative in its monetary policy and investors continued to reach for yield given improving economic indicators. An overweight in investment grade credit also added to Fund performance, as did our active management of the Fund’s duration and yield curve positioning.

•	During the second half of the reporting period, security selection in investment grade corporate bonds had a positive impact, particularly among industrials and financials credits.

•

During the first half of the period, the primary detractor from performance was security selection within the corporate bond sector, as lower quality credits outperformed the Fund’s holdings of higher quality issues.

•

During the second half of the period, the Fund’s out-of-index allocations to CMBS, ABS and non-agency residential MBS, as well as its overweight in investment grade corporate bonds, detracted from performance. The Fund’s duration positioning also detracted slightly in the second half of the period.

Describe recent portfolio activity.

•

Overall, the Fund increased its allocation to investment grade credit given the sector’s attractive carry (i.e., income) and recent market strength, which was fueled by improving corporate earnings and increasing investor risk appetite. Exposure to agency debentures and foreign government-guaranteed debt were reduced in favor of adding to the Fund’s overweight exposure to investment grade credit, with a focus on financials.

Describe Fund positioning at period end.

•

At the end of the period, the Fund was underweight relative to the benchmark in government-related sectors in favor of non-government spread sectors. Within the non-government spread sectors, the Fund holds an overweight in investment grade credit, as well as out-of-index exposures to ABS, CMBS and non-agency residential MBS.

•	At period end, the Fund’s duration was slightly longer than that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	49%
U.S. Treasury Obligations	28
Non-Agency Mortgage-Backed Securities	5
Taxable Municipal Bonds	4
Asset-Backed Securities	4
Preferred Securities	4
U.S. Government Sponsored Agency Securities	3
Foreign Government Obligations	2
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	40%
AA/Aa	8
A	25
BBB/Baa	23
Less than BBB/Baa	4

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/ Credit Index (the bench-mark).

3	An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[5]
			1 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.33%	14.98%	14.53%	N/A	10.28%	N/A
Institutional	4.31	14.85	14.24	N/A	10.17	N/A
Investor A	3.73	14.72	14.05	9.47%	9.89	8.37%
Barclays Capital Long Government/Credit Index	—	14.91	13.61	N/A	9.62	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on October 19, 2007.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$1,149.80	$2.43	$2.43	$1,000.00	$1,022.81	$2.28	$1,022.81	$2.28
Institutional	$1,000.00	$1,148.50	$2.64	$2.59	$1,000.00	$1,022.61	$2.48	$1,022.66	$2.43
Investor A	$1,000.00	$1,147.20	$4.84	$4.84	$1,000.00	$1,020.56	$4.56	$1,020.56	$4.56

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.49% for Institutional and 0.90% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.48% for Institutional and 0.90% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	15

Fund Summary as of September 30, 2010	BlackRock Managed Income Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Managed Income Portfolio (the “Fund”) outperformed the benchmark Barclays Capital US Aggregate Bond Index for the 12-month period.

What factors influenced performance?

•

Fund performance for the period benefited from overweights relative to the benchmark in non-government spread sectors, including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and investment grade credit. The Fund also benefited from an allocation outside of the benchmark in non-agency residential mortgage-backed securities (“MBS”). These non-government spread sectors outperformed government sectors for the period, as credit spreads compressed due to improving economic fundamentals and accommodative monetary policy support from the Fed. In addition, the Fund benefited from a longer duration than the benchmark along with a yield-curve-flattening bias, as interest rates fell and the yield curve flattened dramatically during the period.

•

Although duration and yield curve positioning benefited performance for the entire 12-month period, these factors did detract from relative returns during the first half of the period. In addition, the Fund’s underweight in agency MBS during the first half of the period detracted from performance as the sector rallied.

Describe recent portfolio activity.

•

Overall, the Fund moved toward higher quality securities among non-government spread sectors. In particular, we were able to find good opportunities in high-quality securitized sectors that were trading at attractive values relative to their historical averages. In addition, the Fund tactically managed its agency MBS position as the sector was significantly influenced by government policy over the period, including the termination of the agency MBS purchase program by the Fed.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the Fund held underweights in US Treasuries, agency debentures and FDIC-guaranteed debt within non-government spread sectors, the Fund was overweight in CMBS, ABS and investment-grade corporate debt. The Fund also held an out-of-index allocation to non-agency residential MBS. The Fund ended the period with a slightly longer duration relative to the benchmark, with a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	54%
U.S. Treasury Obligations	16
Non-Agency Mortgage-Backed Securities	10
Corporate Bonds	10
Asset-Backed Securities	4
Foreign Agency Obligations	3
Taxable Municipal Bonds	2
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	74%
AA/Aa	7
A	9
BBB/Baa	6
Less than BBB/Baa	4

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Managed Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital US Aggregate Bond Index.

3	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.87%	7.40%	11.23%	N/A	5.44%	N/A	6.04%	N/A
Service	3.57	7.25	10.90	N/A	5.14	N/A	5.73	N/A
Investor A	3.33	7.19	10.68	6.22%	5.05	4.19%	5.61	5.18%
Investor B	2.59	6.80	9.83	5.33	4.21	3.87	5.05	5.05
Investor C	2.69	6.81	9.87	8.87	4.24	4.24	4.79	4.79
Barclays Capital US Aggregate Bond Index	—	6.05	8.16	N/A	6.20	N/A	6.41	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,074.00	$3.69	$3.43	$1,000.00	$1,021.51	$3.60	$1,021.76	$3.35
Service	$1,000.00	$1,072.50	$5.25	$4.99	$1,000.00	$1,020.00	$5.11	$1,020.26	$4.86
Investor A	$1,000.00	$1,071.90	$5.82	$5.56	$1,000.00	$1,019.45	$5.67	$1,019.70	$5.42
Investor B	$1,000.00	$1,068.00	$10.01	$9.75	$1,000.00	$1,015.39	$9.75	$1,015.64	$9.50
Investor C	$1,000.00	$1,068.10	$9.75	$9.49	$1,000.00	$1,015.64	$9.50	$1,015.89	$9.25

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 1.01% for Service, 1.12% for Investor A, 1.93% for Investor B and 1.88% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Institutional, 0.96% for Service, 1.07% for Investor A, 1.88% for Investor B and 1.83% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	17

Fund Summary as of September 30, 2010	BlackRock Multi-Sector Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

BlackRock Multi-Sector Bond Portfolio (the “Fund”) outperformed the benchmark Barclays Capital US Universal Index for the period from the Fund’s inception on February 26, 2010, through September 30, 2010.

What factors influenced performance?

•

Since the Fund’s inception, its performance benefited from an overweight relative to the benchmark in high-quality non-government spread sectors, and a corresponding underweight in government-related sectors. Spread sectors outperformed government-related sectors as the Fed remained accommodative and interest rates continued to decline, leaving investors reaching for yield. The Fund also benefited recently from holding an underweight in agency mortgage-backed securities (“MBS”), as the sector came under pressure due to market speculation surrounding a government-led refinancing program.

•

During the abbreviated reporting period, the Fund worked to invest all of its assets according to its investment mandate. During this process, the Fund’s remaining cash position detracted from performance in the second quarter of 2010. Near the end of the period, a slight detractor from performance was the Fund’s exposure to lower-coupon agency MBS, which suffered from increased refinancing risk as interest rates continued to fall.

Describe recent portfolio activity.

•

During the period, the Fund continued moving towards a fully invested state. Since its inception, the Fund has added exposure to select opportunities in commercial mortgage-backed securities (“CMBS”) and high yield credit. Within high yield credit, the Fund focused on adding exposure to credits in the industrials sector that are at the highest level of the non-investment grade quality range. These bonds were trading at attractive values relative to their industrials counterparts at the lowest level of the investment-grade quality range.

Describe Fund positioning at period end.

•

At the end of the period, the Fund was generally underweight relative to the benchmark in government-related sectors in favor of non-government spread sectors, including investment grade credit, high yield credit, asset-backed securities (“ABS”), non-agency residential MBS and CMBS. Relative to its target allocation of 20%-30% in government-related sectors, 30%-35% in credit sectors and 30%-35% in securitized sectors, the Fund is still underweight in securitized sectors. The Fund ended the period with a shorter duration compared to the benchmark, with a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	46%
Corporate Bonds	20
U.S. Treasury Obligations	13
Non-Agency Mortgage-Backed Securities	13
Asset-Backed Securities	5
Foreign Agency Obligations	1
Taxable Municipal Bonds	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	54%
AA/Aa	4
A	13
BBB/Baa	12
Less than BBB/Baa	17

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Multi-Sector Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its assets in bonds of any duration or maturity from several sectors including: corporate bonds, commercial and residential mortgage- backed securities, collateralized mortgage obligations, asset-backed securities, US government mortgage- related securities and US Treasury and agency securities.

3	An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

			Total Returns[5]
			From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge
Institutional	3.14%	7.05%	6.91%	N/A
Investor A	2.77	6.80	6.64	2.35%
Investor C	2.13	6.50	6.29	5.29
Barclays Capital US Universal Index	—	6.12	6.26	N/A

5	Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on February 26, 2010.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,070.50	$3.63	$1,000.00	$1,021.56	$3.55	0.70%
Investor A	$1,000.00	$1,068.00	$4.87	$1,000.00	$1,020.36	$4.76	0.94%
Investor C	$1,000.00	$1,065.00	$8.70	$1,000.00	$1,016.65	$8.49	1.68%

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	19

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to December 20, 2002, BlackRock GNMA Portfolio’s BlackRock Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Shares fees.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% (2.50% for BlackRock Floating Rate Income Portfolio) and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after February 1, 2011 (February 1, 2012 for BlackRock Floating Rate Income Portfolio). Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010, except for BlackRock Floating Rate Income Portfolio, which are based on a hypothetical investment of $1,000 invested on July 8, 2010 and held through September 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility, including participation in the Term Asset Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	21

Schedule of Investments September 30, 2010	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
321 Henderson Receivables I LLC, Series 2010-1A, Class A,
5.56%, 8/15/35(a)	USD	3,381	$3,680,869
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A4,
5.17%, 1/01/18		940	1,097,908
AMRESCO Independence Funding, Inc., Series 2000-1A, Class A,
1.40%, 1/15/27(a)(b)		484	271,057
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)		2,427	2,429,019
Bear Stearns Asset-Backed Securities Trust, Series 2006-3, Class A1,
0.41%, 8/25/36(b)		754	750,768
Capital One Multi-Asset Execution Trust, Series 2004-A8, Class A8,
0.39%, 8/15/14(b)		1,285	1,283,674
Conseco Financial Corp., Series 1996-7, Class A6,
7.65%, 10/15/27(b)		263	266,789
Countrywide Asset-Backed Certificates, Series 2007-12, Class 2A1,
0.61%, 5/25/29(b)		2,938	2,723,309
DT Auto Owner Trust, Series 2007-A, Class A3,
5.60%, 3/15/13(a)(c)		1,399	1,401,331
Ford Credit Auto Owner Trust:
Series 2007-A, Class A4B, 0.31%, 6/15/12(b)		4,797	4,792,825
Series 2009-A, Class A3B, 2.76%, 5/15/13(b)		16,271	16,496,679
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	1,895	2,620,300
GSAA Trust, Series 2004-8, Class A3A,
0.63%, 9/25/34(b)	USD	193	149,139
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A,
1.25%, 1/15/24(a)(b)		196	145,328
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3,
1.67%, 1/15/14		8,215	8,328,079
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		59	58,940
PMC Capital LP, Series 1998-1, Class A,
2.25%, 4/01/21(a)(b)		490	342,880
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1,
0.32%, 11/25/46(b)		92	91,515
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.37%, 8/15/13(a)		2,325	2,331,873
Series 2010-A, Class A3, 1.83%, 11/17/14(a)		1,800	1,819,464
Series 2010-A, Class A4, 2.39%, 6/15/17(a)		910	927,439
SLM Student Loan Trust:
Series 2010-C, Class A1, 1.91%, 12/15/17(a)(b)		2,605	2,605,961
Series 2008-5, Class A3, 1.62%, 1/25/18(b)		3,040	3,132,351
Series 2005-4, Class A2, 0.58%, 4/26/21(b)		2,101	2,095,710
Series 2008-5, Class A4, 2.20%, 7/25/23(b)		6,150	6,442,794
Series 2005-8, Class A4, 1.25%, 1/25/28(b)		7,725	7,586,614
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.92%, 1/21/11(a)(b)		2	1,767
Structured Asset Securities Corp., Series 2003-AL1, Class A,
3.36%, 4/25/31(a)		1,674	1,593,553
SWB Loan-Backed Certificates, Series 1999-1, Class A,
7.38%, 5/15/25(a)		476	404,683

Total Asset-Backed Securities — 6.4%			75,872,618

Corporate Bonds
Aerospace & Defense — 0.0%
United Technologies Corp.,
5.70%, 4/15/40		400	458,212

Automobiles — 0.2%
Daimler Finance North America LLC:
5.75%, 9/08/11		2,300	2,401,556
6.50%, 11/15/13		475	543,318

			2,944,874

Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12		8,715	9,048,645

Capital Markets — 2.8%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		5,075	5,515,977
3.70%, 8/01/15		5,570	5,698,728
5.38%, 3/15/20		3,200	3,372,838
6.00%, 6/15/20		3,220	3,541,636
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(d)(e)		2,550	255
Morgan Stanley:
4.20%, 11/20/14(f)		5,655	5,862,657
4.00%, 7/24/15		1,090	1,110,864
6.25%, 8/28/17		2,875	3,143,488
UBS AG,
2.25%, 8/12/13		5,350	5,404,169

			33,650,612

Commercial Banks — 1.9%
Cie de Financement Foncier,
2.50%, 9/16/15(a)		3,600	3,620,527
Deutsche Bank AG,
5.38%, 10/12/12		3,175	3,455,079
HSBC Bank Plc,
3.50%, 6/28/15(a)		2,160	2,265,758

Portfolios Abbreviations

To simplify the listings of Funds’ holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGM	Assurance Guaranty Municipal Corp.	KRW	South Korean Won
			LIBOR	London InterBank Offered Rate
	CAD	Canadian Dollar	MXN	Mexican Peso
	CHF	Swiss Franc	NOK	Norwegian Krone
	CNY	Chinese Yuan	NZD	New Zealand Dollar
	CZK	Czech Koruna	PLN	Polish Zloty
	EUR	Euro	RB	Revenue Bond
	GBP	British Pound	SEK	Swedish Krona
	GO	General Obligation	TBA	To-Be-Announced
	HUF	Hungarian Forint	UAH	Ukrainian Hryvnia
	IDR	Indonesian Rupiah	USD	United States Dollar
	JPY	Japanese Yen	ZAR	South African Rand

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Commercial Banks (concluded)
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17	USD	3,575	$4,046,571
6.00%, 10/01/17		930	1,055,650
Stadshypotek AB,
1.45%, 9/30/13(a)		4,330	4,344,146
The Toronto-Dominion Bank,
2.20%, 7/29/15(a)		3,560	3,607,743

			22,395,474

Consumer Finance — 0.5%
American Express Credit Corp.,
2.75%, 9/15/15		2,000	2,012,542
SLM Corp.,
3.17%, 1/31/14(b)		3,850	3,333,253

			5,345,795

Diversified Financial Services — 4.4%
AngloGold Ashanti Holdings Plc:
5.38%, 4/15/20		1,795	1,898,902
6.50%, 4/15/40		500	521,027
Bank of America Corp.:
6.00%, 9/01/17		2,400	2,598,518
5.75%, 12/01/17		560	598,726
5.63%, 7/01/20		1,895	2,002,445
The Bear Stearns Cos. LLC:
5.50%, 8/15/11		1,850	1,928,403
6.95%, 8/10/12		3,575	3,951,973
BP Capital Markets Plc:
3.13%, 3/10/12		4,175	4,256,759
5.25%, 11/07/13		1,200	1,306,958
Citigroup, Inc.:
4.75%, 5/19/15		3,265	3,435,084
5.38%, 8/09/20		2,415	2,498,636
Countrywide Financial Corp.,
5.80%, 6/07/12		3,120	3,314,357
Crown Castle Towers LLC,
6.11%, 1/15/20(a)		4,700	5,192,231
General Electric Capital Corp.:
4.88%, 10/21/10		4,120	4,128,063
0.65%, 4/10/12(b)		1,025	1,019,944
5.50%, 1/08/20(f)		5,650	6,180,580
4.38%, 9/16/20		2,510	2,519,295
TIAA Global Markets, Inc.,
5.13%, 10/10/12(a)		3,925	4,247,627

			51,599,528

Diversified Telecommunication Services — 2.5%
Sprint Capital Corp.,
7.63%, 1/30/11		635	645,319
Telecom Italia Capital SA:
6.20%, 7/18/11		3,875	4,014,698
5.25%, 11/15/13		3,670	3,943,037
Telefonica Emisiones SAU:
5.98%, 6/20/11		3,500	3,630,046
5.86%, 2/04/13		1,875	2,046,004
6.42%, 6/20/16		2,275	2,666,457
TELUS Corp.,
8.00%, 6/01/11		1,031	1,079,597
Verizon Communications, Inc.:
8.75%, 11/01/18(f)		3,950	5,374,848
6.40%, 2/15/38		700	809,605
Verizon New Jersey, Inc.,
5.88%, 1/17/12		5,215	5,523,483

			29,733,094

Electric Utilities — 2.4%
American Transmission Systems, Inc.,
5.25%, 1/15/22(a)		1,865	2,062,863
Carolina Power & Light Co.,
5.30%, 1/15/19		2,425	2,818,105
Duke Energy Carolinas LLC,
5.25%, 1/15/18		925	1,075,420
Duke Energy Corp.,
3.35%, 4/01/15		1,000	1,055,170
EDP Finance BV,
5.38%, 11/02/12(a)(f)		8,435	8,763,408
Florida Power & Light Co.,
5.69%, 3/01/40		400	460,070
NiSource Finance Corp.,
7.88%, 11/15/10		2,475	2,492,117
PacifiCorp:
5.50%, 1/15/19		3,600	4,235,857
6.25%, 10/15/37		500	605,831
Progress Energy, Inc.:
7.10%, 3/01/11		3,914	4,011,733
6.00%, 12/01/39		400	451,785
Southern California Edison Co.,
4.50%, 9/01/40		400	391,103

			28,423,462

Energy Equipment & Services — 0.2%
Halliburton Co.,
5.50%, 10/15/10		1,925	1,927,464

Food & Staples Retailing — 0.0%
Wal-Mart Stores, Inc.,
5.63%, 4/01/40		500	566,435

Food Products — 0.8%
Kraft Foods, Inc.:
6.00%, 2/11/13		1,280	1,421,559
6.50%, 8/11/17		2,475	2,965,206
5.38%, 2/10/20		3,315	3,703,017
6.50%, 2/09/40		685	802,043

			8,891,825

Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA,
2.80%, 6/15/15		630	652,839

Health Care Providers & Services — 0.4%
UnitedHealth Group, Inc.,
5.25%, 3/15/11		2,750	2,802,267
WellPoint, Inc.,
5.00%, 1/15/11		2,000	2,023,312

			4,825,579

Insurance — 2.9%
Hartford Life Global Funding Trusts,
0.47%, 6/16/14(b)		5,100	4,789,323
Manulife Financial Corp.,
3.40%, 9/17/15		4,090	4,128,994
MetLife, Inc.:
7.72%, 2/15/19		2,800	3,563,557
4.75%, 2/08/21		1,800	1,909,627
Metropolitan Life Global Funding I:
2.88%, 9/17/12(a)		1,100	1,134,452
5.13%, 6/10/14(a)		3,625	4,021,531
New York Life Global Funding,
5.25%, 10/16/12(a)(f)		4,825	5,235,728
Pricoa Global Funding I,
5.40%, 10/18/12(a)		3,950	4,237,698
Prudential Financial, Inc.:
5.80%, 6/15/12		2,250	2,406,049
5.38%, 6/21/20		900	972,856
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(a)		1,640	2,018,150

			34,417,965

Media — 1.6%
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		2,050	2,891,220
Comcast Corp.,
6.40%, 3/01/40		575	639,305
Cox Communications, Inc.:
7.13%, 10/01/12		900	996,384
8.38%, 3/01/39(a)		2,050	2,751,967
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.13%, 2/15/16		700	706,815
6.00%, 8/15/40		630	650,648

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	23

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Media (concluded)
Discovery Communications LLC,
3.70%, 6/01/15	USD	1,310	$1,388,124
NBC Universal, Inc.:
5.15%, 4/30/20(a)		1,870	2,019,462
4.38%, 4/01/21(a)		2,650	2,682,288
News America Holdings, Inc.:
9.50%, 7/15/24		575	791,717
8.50%, 2/23/25		675	857,232
Time Warner Cable, Inc.,
5.00%, 2/01/20		950	1,017,384
Time Warner, Inc.:
4.70%, 1/15/21		570	603,964
6.10%, 7/15/40		380	409,193
Turner Broadcasting System, Inc.,
8.38%, 7/01/13		300	348,631

			18,754,334

Metals & Mining — 0.1%
Teck Resources Ltd.:
4.50%, 1/15/21		500	518,011
6.00%, 8/15/40		500	524,469

			1,042,480

Multi-Utilities — 0.2%
CenterPoint Energy, Inc.,
6.50%, 5/01/18		1,500	1,741,047
Dominion Resources, Inc.,
5.20%, 8/15/19		500	571,753

			2,312,800

Oil, Gas & Consumable Fuels — 1.5%
Anadarko Petroleum Corp.,
6.38%, 9/15/17		800	881,564
Canadian Natural Resources Ltd.:
6.50%, 2/15/37		1,500	1,768,794
6.25%, 3/15/38		500	574,815
Cenovus Energy, Inc.,
6.75%, 11/15/39		2,500	3,018,420
Enterprise Products Operating LLC:
5.25%, 1/31/20		700	757,842
6.13%, 10/15/39		1,225	1,318,552
Kinder Morgan Energy Partners LP,
5.30%, 9/15/20		1,390	1,497,975
Rockies Express Pipeline LLC,
3.90%, 4/15/15(a)		1,825	1,825,728
Valero Energy Corp.,
6.63%, 6/15/37		2,850	2,862,093
XTO Energy, Inc.,
6.25%, 8/01/17		2,700	3,348,046

			17,853,829

Paper & Forest Products — 0.1%
International Paper Co.,
7.30%, 11/15/39		975	1,091,504

Pharmaceuticals — 0.2%
Abbott Laboratories,
5.60%, 5/15/11(f)		1,315	1,357,657
Teva Pharmaceutical Finance Co. LLC,
6.15%, 2/01/36		400	480,748

			1,838,405

Software — 0.0%
Oracle Corp.,
5.38%, 7/15/40(a)		500	537,789

Tobacco — 0.4%
Philip Morris International, Inc.:
4.88%, 5/16/13		2,965	3,254,995
4.50%, 3/26/20		1,700	1,854,698

			5,109,693

Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc.,
6.25%, 6/15/13		2,625	2,953,878
Vodafone Group Plc,
4.15%, 6/10/14		5,125	5,535,400

			8,489,278

Total Corporate Bonds — 24.7%			291,911,915

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(a)		4,145	4,406,268
Bank Nederlandse Gemeenten,
1.75%, 10/06/15(a)		8,030	8,005,830
CDP Financial, Inc.,
3.00%, 11/25/14(a)		6,185	6,422,671
Dexia Credit Local SA:
2.00%, 3/05/13(a)		2,860	2,881,570
2.75%, 4/29/14(a)		28,930	29,695,509
Eksportfinans ASA:
1.88%, 4/02/13		7,570	7,732,975
3.00%, 11/17/14		2,720	2,867,982
2.00%, 9/15/15		6,515	6,531,170
5.50%, 5/25/16(f)		3,150	3,678,863
FIH Erhvervsbank A/S,
2.45%, 8/17/12(a)		9,230	9,465,762
Japan Finance Corp.,
2.00%, 6/24/11		2,775	2,803,871
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		1,795	1,822,397
2.75%, 9/08/20		790	794,988
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		1,220	1,314,494
4.38%, 1/15/13		780	842,522
4.13%, 7/15/13		355	385,231
4.00%, 2/02/15		710	784,628
Petrobras International Finance Co.:
5.88%, 3/01/18		1,060	1,177,866
5.75%, 1/20/20		5,480	6,066,607
Qatari Diar Finance QSC,
3.50%, 7/21/15(a)		985	1,005,528

Total Foreign Agency Obligations — 8.4%			98,686,732

Foreign Government Obligations
Canada — 0.7%
Province of Ontario Canada:
1.88%, 11/19/12		3,750	3,838,309
4.10%, 6/16/14		4,205	4,619,327

			8,457,636

Mexico — 0.2%
United Mexican States:
5.63%, 1/15/17		1,360	1,555,840
5.13%, 1/15/20		530	592,275
7.50%, 4/08/33		200	265,000

			2,413,115

Total Foreign Government Obligations — 0.9%			10,870,751

Non-Agency Mortgage-Backed Securities Collateralized Mortgage Obligations — 2.8%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A,
1.52%, 2/17/15(a)(b)		3,900	3,867,094
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A,
3.06%, 10/25/34(b)		1,178	1,115,383

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Bear Stearns Alt-A Trust:
Series 2004-13, Class A1, 1.00%, 11/25/34(b)	USD	1,322	$1,071,663
Series 2004-12, Class 1A1, 0.61%, 1/25/35(b)		1,096	820,487
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		4,626	4,169,700
Series 2006-OA21, Class A1, 0.45%, 3/20/47(b)		2,380	1,299,475
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.80%, 2/25/35(b)		700	585,021
Series 2006-OA5, Class 2A1, 0.46%, 4/25/46(b)		977	565,065
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		998	818,800
Deutsche Alt-A Securities, Inc., Series 2006-OA1, Class A1,
0.46%, 2/25/47(b)		753	478,840
First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1,
2.43%, 10/25/34(b)		2,397	2,054,952
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1,
5.25%, 7/25/35(b)		408	398,367
Homebanc Mortgage Trust, Series 2006-2, Class A1,
0.44%, 12/25/36(b)		1,922	1,393,780
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		381	357,866
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		474	450,139
MortgageIT Trust, Series 2004-1, Class A1,
0.65%, 11/25/34(b)		2,481	2,092,520
Station Place Securitization Trust, Series 2009-1, Class A,
1.76%, 1/25/40(a)(b)		5,255	5,255,000
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-6, Class 4A1, 4.86%, 6/25/34(b)		5,458	5,121,165
Series 2004-13, Class A2, 0.56%, 9/25/34(b)		698	534,706
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A,
1.16%, 5/25/47(b)		1,139	728,452

			33,178,475

Commercial Mortgage-Backed Securities — 6.4%
Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2,
6.50%, 4/15/11		2,665	2,696,377
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD4, Class A2B, 5.21%, 3/11/12		1,310	1,366,034
Series 2007-CD5, Class A4, 5.89%, 8/15/17(b)		893	965,121
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B,
6.21%, 9/10/17(b)		3,730	3,940,102
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%, 7/10/37(b)		2,385	2,438,027
Series 2006-C8, Class A4, 5.31%, 12/10/46		2,500	2,599,107
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CF2, Class A4, 6.51%, 1/15/11		1,473	1,476,138
Series 2002-CP5, Class A2, 4.94%, 12/15/35		6,185	6,571,162
Series 2002-CKS4, Class A2, 5.18%, 11/15/36		4,050	4,284,872
First Union National Bank Commercial Mortgage, Series 2001-C3, Class A3,
6.42%, 6/15/11		5,781	5,913,321
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3,
6.27%, 12/10/35		4,839	5,107,951
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C3, Class A2, 6.96%, 11/15/10		96	96,323
Series 2003-C2, Class A2, 5.66%, 5/10/40(b)		5,830	6,399,464
Series 2004-C3, Class A3, 4.21%, 12/10/41		1,345	1,347,631
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB9, Class A2, 5.11%, 5/12/11(b)		6,247	6,365,848
Series 2004-CB8, Class A1A, 4.16%, 4/12/14(a)		1,917	1,969,517
LB-UBS Commercial Mortgage Trust:
Series 2001-C3, Class A2, 6.37%, 12/15/28		6,505	6,665,267
Series 2007-C7, Class A3, 5.87%, 9/15/45(b)		4,825	5,104,322
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4,
6.02%, 6/12/17(b)		1,750	1,871,511
Morgan Stanley Capital I, Series 2004-HQ4, Class A7,
4.97%, 4/14/40		2,500	2,629,860
RBSCF Trust, Series 2010-RR3, Class WBTA,
6.10%, 4/16/17(a)(b)		4,200	4,612,125
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3,
5.20%, 10/15/44(b)		648	647,308

			75,067,388

Interest Only Commercial Mortgage-Backed Securities — 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.83%, 5/25/36(a)(b)		16,997	304,512

Total Non-Agency Mortgage-Backed Securities — 9.2%			108,550,375

Preferred Securities Capital Trusts Banks — 0.4%
State Street Capital Trust III,
8.25%, 3/15/42(b)		4,220	4,327,779

Diversified Financial Services — 0.6%
Credit Suisse Guernsey,
5.86%(b)(g)		4,610	4,382,381
General Electric Capital Corp.,
6.38%, 11/15/67(b)		75	74,813
JPMorgan Chase & Co.,
7.90%(b)(g)		3,000	3,214,890

			7,672,084

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	25

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Preferred Securities
Capital Trusts (concluded)
Insurance — 0.2%
Chubb Corp.,
6.38%, 3/29/67(b)	USD	975	$960,375
The Travelers Cos., Inc.,
6.25%, 3/15/37(b)		1,000	960,000

			1,920,375

Total Capital Trusts — 1.2%			13,920,238

Total Preferred Securities — 1.2%			13,920,238

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56,
7.46%, 1/01/23		96	94,737

Taxable Municipal Bonds
Chicago O’Hare International Airport RB,
6.40%, 1/01/40		650	693,557
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		1,750	1,837,220
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		1,190	1,338,226
State of California GO:
5.45%, 4/01/15		7,625	8,170,493
7.50%, 4/01/34		980	1,079,588
7.30%, 10/01/39		4,660	4,941,045
7.35%, 11/01/39		970	1,034,573
State of Wisconsin RB (AGM Insured), Series A,
4.80%, 5/01/13		1,910	2,064,901
University of California RB,
5.95%, 5/15/45		1,185	1,205,181
Yale University,
2.90%, 10/15/14		4,204	4,450,623

Total Taxable Municipal Bonds — 2.3%			26,815,407

U.S. Government Sponsored Agency Securities Agency Obligations — 3.6%
Fannie Mae:
5.25%, 8/01/12		3,225	3,479,104
4.63%, 5/01/13(h)		2,065	2,236,711
6.63%, 11/15/30		1,500	2,063,625
Federal Farm Credit Bank,
2.63%, 4/17/14		14,000	14,756,504
Federal Home Loan Bank,
5.63%, 6/13/16		4,550	5,079,820
Freddie Mac:
5.00%, 2/16/17-6/15/23		1,623	1,822,038
5.50%, 8/23/17-7/15/27		4,951	5,687,460
Small Business Administration, Series 2001-P10B, Class 1,
6.34%, 8/01/11		68	70,394
Small Business Administration Participation Certificates:
Series 1992-20H, 7.40%, 8/01/12		117	121,011
Series 1996-20H, 7.25%, 8/01/16		513	557,362
Tennessee Valley Authority, 5.25%, 9/15/39		5,425	6,296,434

			42,170,463

Collateralized Mortgage Obligations — 2.0%
Fannie Mae:
Series 2005-97, Class HM, 5.00%, 1/25/26		512	513,319
Series 2005-118, Class MC, 6.00%, 1/25/32		1,095	1,105,900
Series 2002-T6, Class A1, 3.31%, 2/25/32		992	1,017,203
Series 2005-109, Class PV, 6.00%, 10/25/32		7,744	8,469,689
Series 2005-118, Class WA, 6.00%, 10/25/33		1,135	1,146,454
Series 2005-29, Class AT, 4.50%, 4/25/35		994	1,067,190
Series 2005-29, Class WB, 4.75%, 4/25/35		3,365	3,639,942
Series 2005-62, Class CQ, 4.75%, 7/25/35		4,429	4,794,188
Freddie Mac, Series 3207, Class NB,
6.00%, 11/15/30		2,231	2,254,730

			24,008,615

Federal Deposit Insurance Corporation Guaranteed — 1.9%
Citigroup Funding, Inc.:
2.13%, 7/12/12		4,420	4,543,230
1.88%, 10/22/12		9,335	9,573,211
General Electric Capital Corp.:
2.00%, 9/28/12		5,700	5,856,944
2.13%, 12/21/12		2,255	2,326,801

			22,300,186

Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae, Series 2009-106, Class SL,
5.84%, 4/20/36(b)		10,394	1,384,418

Mortgage-Backed Securities — 28.4%
Fannie Mae Mortgage-Backed Securities:
6.00%, 5/01/16-10/01/40(f)(i)		38,247	41,273,585
4.00%, 2/01/25-10/01/40(i)		65,428	67,617,421
5.00%, 10/01/25-10/01/40(i)		65,047	69,001,750
5.50%, 10/01/25-10/01/40(i)		32,400	34,494,250
4.50%, 10/01/40(i)		37,800	39,359,250
Freddie Mac Mortgage-Backed Securities:
4.00%, 4/01/25-6/01/25		44,824	46,986,639
4.50%, 4/01/40-10/01/40(i)		32,239	33,635,775
5.50%, 10/01/40(i)		2,700	2,862,843
Ginnie Mae Mortgage-Backed Securities,
6.00%, 10/01/40(i)		100	108,250

			335,339,763

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B,
0.54%, 3/25/19(j)		41	39,083

Total U.S. Government Sponsored Agency Securities — 36.0%			425,242,528

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21		15,855	23,957,174
8.00%, 11/15/21(f)(h)		8,440	12,729,892
7.25%, 8/15/22		4,110	5,958,859
4.38%, 5/15/40(h)		28,080	31,537,490
3.88%, 8/15/40		8,480	8,766,200
See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Treasury Obligations
U.S. Treasury Notes:
0.88%, 2/29/12(k)	USD	28,000	$28,213,360
0.38%, 8/31/12-9/30/12(k)		58,680	58,630,026
1.25%, 9/30/15		84,635	84,502,800
2.63%, 8/15/20(k)		182,775	184,488,516

Total U.S. Treasury Obligations — 37.2%			438,784,317

Total Long-Term Investments (Cost — $1,454,687,385) — 126.3%			1,490,749,618

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10		58	36,703

Exchange-Traded Put Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 11/26/10		58	2,266

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	USD	13,300	531,450
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International		24,700	2,060,655
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		12,800	937,767
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.		3,900	273,739
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		44,200	4,363,982
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		11,300	959,900
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		12,700	1,107,712
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, BNP Paribas		16,500	1,826,547
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		6,400	775,968
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		25,300	3,413,670
Receive a fixed rate of 5.210% and pay a floating rate based on 3-month LIBOR, Expires 3/03/11, Broker, Goldman Sachs Bank USA		9,500	2,108,111

			18,359,501

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.		15,500	5,701
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG		13,300	439,244
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		12,800	440,073
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.		3,900	203,761
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		44,200	262,022
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		11,300	317,871
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		12,700	350,101
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, BNP Paribas		16,500	74,074
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International		24,700	96,861
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		6,400	99,882
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		25,300	892,789
Pay a fixed rate of 5.210% and receive a floating rate based on 3-month LIBOR, Expires 3/03/11, Broker, Goldman Sachs Bank USA		9,500	1,096

			3,183,475

Total Options Purchased (Cost — $17,040,493) — 1.8%			21,581,945

Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,471,727,878*) — 128.1%			1,512,331,563

	Par (000)
TBA Sale Commitments(i)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/25-10/01/40		65,400	(67,448,238)
5.00%, 10/01/25-10/01/40		64,947	(68,357,655)
4.50%, 10/01/40		28,400	(29,571,500)
5.50%, 10/01/40		28,000	(29,758,750)
6.00%, 10/01/40		38,000	(40,790,020)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	27

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
TBA Sale Commitments
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/25	USD	44,800	$(46,648,000)
4.50%, 10/01/40		32,239	(33,528,124)
5.50%, 10/01/40		2,700	(2,862,843)

Total TBA Sale Commitments (Proceeds — $320,188,412) — (27.0)%			(318,965,130)

	Notional Amount (000)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		5,400	(14,908)
Pay a fixed rate of 2.320% and receive a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.		7,700	(36,633)
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.		17,700	(342,595)
Pay a fixed rate of 3.075% and receive a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.		7,500	(329,440)
Pay a fixed rate of 3.230% and receive a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	14,800	(979,121)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	USD	8,400	(680,166)
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker, UBS AG		16,500	(1,624,409)
Pay a fixed rate of 3.970% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.		7,600	(331,314)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG		9,500	(913,735)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		9,700	(1,121,404)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		18,600	(2,155,328)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		4,700	(402,751)
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker, Deutsche Bank AG		9,700	(990,991)
Pay a fixed rate of 4.210% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA		10,300	(514,158)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc		2,200	(222,605)
Pay a fixed rate of 4.755% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		8,600	(871,869)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		9,500	(1,137,078)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		15,500	(2,213,271)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		20,000	(2,890,134)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		16,700	(2,468,989)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.		22,000	(4,408,317)

			(24,649,216)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 1.960% and pay a floating rate based on 3-month LIBOR, Expires 11/30/10, Broker, Deutsche Bank AG		12,800	(17,793)
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		41,200	(9)
Receive a fixed rate of 2.315% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.		15,500	(612)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.		17,700	(210,639)
Receive a fixed rate of 3.075% and pay a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.		7,500	(233,984)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		5,400	(11,108)
Receive a fixed rate of 3.230% and pay a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	14,800	(917,816)
Receive a fixed rate of 3.320% and pay a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.	USD	7,700	(10,550)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.		8,400	(257,481)
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker, UBS AG		16,500	(108,486)
Receive a fixed rate of 3.970% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.		7,600	(265,920)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.		21,800	(595,657)

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG	USD	9,500	$(221,904)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		9,700	(38,390)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		18,600	(72,634)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		4,700	(194,356)
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker, Deutsche Bank AG		9,700	(208,613)
Receive a fixed rate of 4.210% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA		10,300	(320,472)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc		2,200	(73,888)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.		21,200	(582,288)
Receive a fixed rate of 4.755% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		8,600	(461,824)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		9,500	(362,838)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		15,500	(311,337)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		20,000	(395,652)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		16,700	(338,675)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.		22,000	(16,024)

			(6,228,950)

Total Options Written (Premiums Received — $23,850,926) — (2.6)%			(30,878,166)

Total Investments Net of TBA Sale Commitments and Options Written — 98.5%			1,162,488,267
Other Assets in Excess of Liabilities — 1.5%			17,717,578

Net Assets — 100.0%			$1,180,205,845

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,474,777,617

Gross unrealized appreciation	$51,659,220
Gross unrealized depreciation	(14,105,274)

Net unrealized appreciation	$37,553,946

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$(20,023,562)	$28,539
Citibank, N.A.	$20,356,156	$(8,910)
Credit Suisse International	$(11,940,050)	$(18,628)
Deutsche Bank AG	$4,904,531	$5,211
First Union Capital Markets	$(46,648,000)	$56,000
Goldman Sachs Bank USA	$23,451,986	$657,476
JPMorgan Chase Bank, N.A.	$(29,324,250)	$102,297
Morgan Stanley Capital Services, Inc.	$(50,335,083)	$55,663
Nomura Securities International, Inc.	$(5,583,500)	$3,047
RBC Dain Rauscher, Inc.	$2,569,531	$2,148
Royal Bank of Scotland Plc	$8,929,250	$9,641
UBS AG	$(5,159,469)	$27,914
Wachovia Investors, Inc.	$106,063	$94

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	All or a portion of security pledged as collateral for reverse repurchase agreements.

•	Investments in companies considered to be an affiliate of the Fund, during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,090,430	(5,090,430)	—	$34	$15,696

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	29

Schedule of Investments (continued)	BlackRock Bond Portfolio

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank Plc	0.16%	4/08/10	Open	$27,951,848	$27,930,000
Credit Suisse International	0.05%	9/15/10	Open	$34,957,027	34,956,250
Barclays Bank Plc	0.20%	9/23/10	Open	$7,411,054	7,410,725
Bank of America, N.A.	0.30%	9/30/10	10/01/10	$3,030,025	3,030,000
Barclays Bank Plc	0.19%	9/30/10	Open	$87,397,961	87,397,500

Total					$160,724,475

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	20,267,859	EUR	15,540,000	Citibank, N.A.	10/14/10	$(554,350)
CHF	5,030,007	EUR	3,795,000	Goldman Sachs Bank USA	10/14/10	(53,522)
CHF	4,879,782	EUR	3,795,000	Royal Bank of Scotland Plc	10/14/10	(206,420)
EUR	3,795,000	CHF	4,879,915	Goldman Sachs Bank USA	10/14/10	206,285
EUR	15,540,000	CHF	20,400,368	Goldman Sachs Bank USA	10/14/10	419,482
EUR	3,795,000	CHF	4,954,600	Royal Bank of Scotland Plc	10/14/10	130,270
EUR	7,590,000	USD	9,918,172	Citibank, N.A.	10/14/10	427,866
EUR	8,525,000	USD	10,884,634	Goldman Sachs Bank USA	10/14/10	735,915
EUR	7,590,000	USD	9,902,295	Royal Bank of Scotland Plc	10/14/10	443,743
JPY	631,927,170	USD	7,560,000	BNP Paribas	10/14/10	10,734
JPY	858,565,930	USD	10,180,000	BNP Paribas	10/14/10	105,955
JPY	642,930,437	USD	7,565,000	BNP Paribas	10/14/10	137,558
JPY	646,661,200	USD	7,600,000	Citibank, N.A.	10/14/10	147,254
JPY	850,591,293	USD	10,145,000	Morgan Stanley Capital Services, Inc.	10/14/10	45,416
JPY	855,842,325	USD	10,205,000	Credit Agricole SA	10/14/10	48,325
JPY	12,564,450	USD	150,000	Royal Bank of Scotland Plc	10/14/10	527
JPY	656,528,990	USD	7,670,000	Royal Bank of Scotland Plc	10/14/10	195,474
USD	9,876,033	EUR	7,590,000	Citibank, N.A.	10/14/10	(470,004)
USD	9,924,851	EUR	7,590,000	Citibank, N.A.	10/14/10	(421,187)
USD	5,458,795	EUR	4,265,000	Citibank, N.A.	10/14/10	(354,888)
USD	5,473,275	EUR	4,265,000	Goldman Sachs Bank USA	10/14/10	(340,408)
USD	5,085,000	JPY	428,403,622	BNP Paribas	10/14/10	(47,443)
USD	10,250,000	JPY	859,390,750	BNP Paribas	10/14/10	(45,837)
USD	5,090,000	JPY	430,008,290	Citibank, N.A.	10/14/10	(61,667)
USD	10,145,000	JPY	854,198,855	Deutsche Bank AG	10/14/10	(88,636)
USD	10,250,000	JPY	858,176,125	Deutsche Bank AG	10/14/10	(31,285)
USD	5,090,000	JPY	429,504,380	Goldman Sachs Bank USA	10/14/10	(55,630)
USD	5,055,000	JPY	426,692,550	Royal Bank of Scotland Plc	10/14/10	(56,943)
USD	10,110,000	JPY	852,379,660	UBS AG	10/14/10	(101,841)
USD	700,734	EUR	551,000	Citibank, N.A.	11/17/10	(50,134)

	Total					$114,609

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
499	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$60,312,727	$7,883
1,297	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$163,482,797	(212,632)
42	Euro-Bund	Eurex	December 2010	$7,525,234	(52,595)

Total					$(257,344)

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
357	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$78,355,922	$(6,421)
308	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$41,185,375	(148,712)
287	Ultra Treasury Bonds	Chicago Board Options	December 2010	$40,547,718	30,324
171	Euro Dollar Futures	Chicago Mercantile	December 2011	$42,450,750	(166,043)

Total					$(290,852)

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.21%	(a)	3-month LIBOR	Citibank, N.A.	May 2012	USD	79,800	$1,215,151
0.79%	(b)	3-month LIBOR	Deutsche Bank AG	July 2012	USD	31,500	(146,246)

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Bond Portfolio

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.85	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	31,500	$(181,700)
0.81	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	31,500	(159,938)
0.76	%(b)	3-month LIBOR	Credit Suisse International	August 2012	USD	21,000	(83,416)
0.68	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2012	USD	18,100	42,785
0.68	%(a)	3-month LIBOR	Deutsche Bank AG	September 2012	USD	30,200	55,368
0.68	%(a)	3-month LIBOR	UBS AG	September 2012	USD	29,500	50,201
0.68	%(b)	3-month LIBOR	Deutsche Bank AG	September 2012	USD	42,000	(69,799)
3.05	%(b)	3-month LIBOR	Credit Suisse International	August 2014	USD	50,600	(3,857,014)
1.94	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	July 2015	USD	7,300	185,168
1.67	%(b)	3-month LIBOR	Bank of America, N.A.	August 2015	USD	7,400	(81,537)
1.69	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	6,200	(73,720)
1.66	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	21,800	(223,188)
1.72	%(a)	3-month LIBOR	Citibank, N.A.	September 2015	USD	7,800	93,520
1.71	%(b)	3-month LIBOR	Citibank, N.A.	September 2015	USD	27,210	(298,542)
1.70	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	USD	9,000	(94,367)
1.69	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	USD	27,700	261,798
1.65	%(a)	3-month LIBOR	Deutsche Bank AG	September 2015	USD	11,600	89,758
2.13	%(b)	3-month LIBOR	Barclays Bank Plc	August 2017	USD	5,600	(46,479)
4.82	%(b)	3-month LIBOR	Goldman Sachs Bank USA	May 2020	USD	16,300	(2,858,409)
3.15	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	USD	19,000	(1,128,927)
2.93	%(a)	3-month LIBOR	Citibank, N.A.	July 2020	USD	1,300	50,586
2.96	%(a)	3-month LIBOR	Citibank, N.A.	July 2020	USD	7,900	328,305
3.05	%(b)	3-month LIBOR	UBS AG	July 2020	USD	5,800	(289,249)
2.92	%(b)	3-month LIBOR	Barclays Bank Plc	August 2020	USD	4,100	(151,317)
2.88	%(a)	3-month LIBOR	Bank of America, N.A.	August 2020	USD	2,200	73,031
2.76	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	USD	3,600	(79,049)
2.70	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2020	USD	4,800	(79,605)
2.68	%(a)	3-month LIBOR	Citibank, N.A.	August 2020	USD	4,000	57,348
2.68	%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	9,700	139,070
2.57	%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	3,100	13,649
2.56	%(a)	3-month LIBOR	Credit Suisse International	August 2020	USD	2,400	5,984
2.50	%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	31,300	102,351
2.56	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	11,300	(13,308)
2.61	%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	15,400	93,084
2.77	%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	5,800	(114,404)
2.82	%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	1,400	(33,575)
2.70	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	5,700	(77,237)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	31

Schedule of Investments (continued)	BlackRock Bond Portfolio

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.68	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	7,400	$(86,352)
2.80	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	USD	3,100	(67,872)
2.69	%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	14,300	(163,645)
2.62	%(b)	3-month LIBOR	Credit Suisse International	September 2020	USD	8,600	(48,296)
2.70	%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	33,100	425,286
2.70	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	3,800	(46,930)
2.62	%(b)	3-month LIBOR	UBS AG	September 2020	USD	6,500	(35,619)
2.60	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	11,300	42,435
2.59	%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	3,500	8,497
2.55	%(b)	3-month LIBOR	UBS AG	September 2020	USD	4,400	4,670
3.50	%(b)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	6,000	(205,357)
3.48	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	USD	3,800	(114,336)

Total							$(7,571,388)

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - sold protection outstanding as of September 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	December 2014	BBB	USD	1,900	$7,968

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$74,706,903	$1,165,715	$75,872,618
Corporate Bonds	—	291,911,915	—	291,911,915
Foreign Agency Obligations	—	98,686,732	—	98,686,732
Foreign Government Obligations	—	10,870,751	—	10,870,751
Non-Agency Mortgage-Backed Securities	—	100,071,156	8,479,219	108,550,375
Preferred Securities	—	13,920,238	—	13,920,238
Project Loans	—	—	94,737	94,737
Taxable Municipal Bonds	—	26,815,407	—	26,815,407
U.S. Government Sponsored Agency Securities	—	425,242,528	—	425,242,528
U.S. Treasury Obligations	—	438,784,317	—	438,784,317
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(318,965,130)	—	(318,965,130)

Total	—	$1,162,044,817	$9,739,671	$1,171,784,488

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Bond Portfolio

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$7,968	—	$7,968
Foreign currency exchange contracts	—	3,054,804	—	3,054,804
Interest rate contracts	$77,176	24,881,021	—	24,958,197
Liabilities:
Foreign currency exchange contracts	—	(2,940,195)	—	(2,940,195)
Interest rate contracts	(586,403)	(41,787,599)	—	(42,374,002)

Total	$(509,227)	$(16,784,001)	—	$(17,293,228)

1	Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2009	$8,739,763	—	$313,171	$9,052,934
Accrued discounts/ premiums	(583)	$(1,526)	572	(1,537)
Net realized gain (loss)	(761)	—	(313)	(1,074)
Net change in unrealized appreciation/ depreciation[2]	292,410	349,340	(1,577)	640,173
Purchases	340,781	8,131,405	—	8,472,186
Sales	(619,281)	—	(217,116)	(836,397)
Transfers in3	—	—	—	—
Transfers out[3]	(7,586,614)	—	—	(7,586,614)

Balance, as of September 30, 2010	$1,165,715	$8,479,219	$94,737	$9,739,671

TALF Loans
Liabilities:
Balance, as of September 30, 2009	$(16,544,690)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	—
Purchases	—
Sales	16,544,690
Transfers in3	—
Transfers out[3]	—

Balance, as of September 30, 2010	$—

2	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $545,140.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of September 30, 2009	$(941,516)
Accrued discounts/premiums	—
Net realized gain (loss)	(766,401)
Net change in unrealized appreciation/depreciation[4]	1,707,917
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$—

4	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	33

Schedule of Investments September 30, 2010	BlackRock Floating Rate Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Airlines — 0.1%
Air Canada,
9.25%, 8/01/15(a)	$100	$101,000

Containers & Packaging — 0.3%
Ardagh Packaging Finance Plc,
7.38%, 10/15/17	200	206,000

Diversified Financial Services — 2.1%
CIT Group, Inc.,
7.00%, 5/01/17	1,125	1,101,094
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16	150	150,750
8.00%, 1/15/18	500	502,500

		1,754,344

Diversified Telecommunication Services — 0.3%
Qwest Communications International, Inc.,
8.00%, 10/01/15	250	270,625

Electric Utilities — 0.4%
Energy Future Holdings Corp.,
10.00%, 1/15/20(a)	325	322,647

Hotels, Restaurants & Leisure — 0.5%
MGM Resorts International:
10.38%, 5/15/14	100	111,250
11.13%, 11/15/17	250	284,688

		395,938

Household Durables — 0.6%
Beazer Homes USA, Inc., 12.00%, 10/15/17	400	460,000

Independent Power Producers & Energy Traders — 1.5%
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
8.00%, 6/01/16(a)	600	642,000
NRG Energy, Inc.:
7.25%, 2/01/14	320	328,400
7.38%, 2/01/16	280	288,050

		1,258,450

Media — 1.0%
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	150	159,000
9.25%, 12/15/17	600	640,500

		799,500

Oil, Gas & Consumable Fuels — 1.2%
Coffeyville Resources LLC/Coffeyville Finance, Inc.,
9.00%, 4/01/15(a)	200	211,000
Expro Finance Luxembourg SCA,
8.50%, 12/15/16(a)	300	285,750
OPTI Canada, Inc.,
9.00%, 12/15/12(a)	435	440,437

		937,187

Wireless Telecommunication Services — 1.5%
Cricket Communications, Inc.,
7.75%, 5/15/16	625	663,281
Nextel Communications, Inc., Series E,
6.88%, 10/31/13	575	578,594

		1,241,875

Total Corporate Bonds — 9.5%		7,747,566

Floating Rate Loan Interests(b)
Advertising — 0.9%
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 10/09/16	772	756,324

Aerospace & Defense — 1.8%
Sequa Corp., Term Loan,
3.79%, 12/03/14	1,525	1,429,316

Airlines — 1.5%
AWAS Finance Luxembourg S.à r.l., Loan,
7.75%, 5/27/16	600	606,000
Delta Air Lines, Inc., Credit-Linked Deposit Loan,
0.00%, 4/30/12	679	653,373

		1,259,373

Auto Components — 1.8%
Allison Transmission, Inc., Term Loan,
4.01%, 8/07/14	1,533	1,437,398

Automobiles — 1.6%
Ford Motor Co., Tranche B-1 Term Loan,
3.01%, 12/15/13	1,364	1,336,494

Building Products — 0.1%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/24/14	79	78,113

Chemicals — 2.5%
Chemtura Corp., Term Facility,
5.50%, 8/29/16	400	402,500
Momentive Performance Materials (Blitz 06-103 GMBH), Tranche B-1 Term Loan,
2.56%, 12/04/13	249	237,785
PQ Corp. (fka Niagara Acquisition, Inc.), Original Term Loan (First Lien),
3.73%, 7/30/14	629	582,858
Solutia, Inc., Term Loan,
4.75%, 3/17/17	357	356,850
Styron S.à r.l., Term Loan,
7.50%, 6/17/16	494	499,613

		2,079,606

Commercial Services & Supplies — 9.2%
Advanced Disposal Services, Inc., Term B Loan,
6.00%, 1/14/15	150	149,997
Altegrity, Inc (fka U.S. Investigations Services, Inc.), Tranche D Term Loan,
0.00%, 2/21/15	600	599,250
Aramark Corp.:
Letter of Credit-1 Facility, 0.00%, 1/26/14	10	9,603
Letter of Credit-2 Facility, 0.00%, 7/26/16	22	21,100
U.S. Term B Loan, 3.54%, 7/26/16	328	320,838
U.S. Term Loan, 2.16%, 1/26/14	126	119,208
Ceridian Corp., U.S. Term Loan,
1.79%, 11/09/14	450	403,894
Coinmach Service Corp., Term Loan,
3.50%, 11/14/14	499	434,820
Diversey, Inc. (fka JohnsonDiversey, Inc.), Tranche B Dollar Loan,
5.50%, 11/24/15	236	236,607
DynCorp International, Inc., Term Loan ,
6.25%, 7/07/16	550	549,995
Evertec, Inc., Term B Loan,
0.00%, 8/20/16	200	195,417
Harland Clarke Holdings Corp. (fka Clarke American Corp.), Tranche B Term Loan,
2.79%, 6/30/14	249	217,812
Interactive Data Corp., Term Loan,
6.75%, 11/03/16	249	252,334
L-1 Identity Solutions Operating Co., Tranche B-2 Term Loan,
7.25%, 8/05/13	249	248,745
Laureate Education, Inc.:
Closing Date Term Loan, 3.74%, 8/17/14	980	901,558
Delayed Draw Term Loan, 3.74%, 8/15/14	147	134,968
Protection One, Inc., Term Loan,
6.00%, 6/04/16	249	247,193

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Floating Rate Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Floating Rate Loan Interests(b)
Commercial Services & Supplies (concluded)
Quad/Graphics, Inc, Term Loan,
5.50%, 4/20/16	$448	$439,973
Synagro Technologies, Inc., Term Loan (First Lien),
2.26%, 4/02/14	399	339,373
TASC, Inc., Tranche B Term Loan,
5.75%, 12/18/15	623	624,728
The ServiceMaster Co.:
Closing Date Loan, 2.76%, 7/24/14	635	597,030
Delayed Draw Term Loan, 2.76%, 7/24/14	63	59,455
Visant Corp. (fka Jostens), Tranche B Term Loan,
0.00%, 12/20/16	400	402,200

		7,506,098

Computer Software & Services — 0.8%
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B U.S. Term Loan,
3.97%, 2/28/16	648	635,147

Computers & Peripherals — 0.4%
CDW LLC (fka CDW Corp.), Term Loan,
4.26%, 10/10/14	327	301,011

Construction Materials — 0.5%
Fairmount Minerals Ltd., Tranche B Term Loan,
6.25%, 8/05/16	425	426,771

Containers & Packaging — 1.2%
Anchor Glass Container Corp., Term Loan (First Lien),
6.00%, 3/02/16	150	149,813
Berry Plastics Holding Corp., Term C Loan,
2.38%, 4/02/15	389	355,132
Graham Packaging Co. LP, D Term Loan,
6.00%, 9/16/16	500	503,021

		1,007,966

Diversified Financial Services — 8.3%
AGFS Funding Co., Loan,
7.25%, 4/21/15	1,450	1,455,437
CIT Group, Inc., Tranche 3 Term Loan,
6.25%, 8/11/15	1,400	1,408,532
Delos Aircraft, Inc., Term Loan 2,
7.00%, 3/17/16	550	556,875
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit Facility Deposit, 0.00%, 3/26/14	32	26,128
Term Loan, 0.00%, 3/26/14	450	363,611
International Lease Finance Corp. (Delos Aircraft, Inc.), Term Loan 1,
6.75%, 3/17/15	500	507,232
Nuveen Investments, Inc., First-Lien Term Loan,
3.48%, 11/13/14	550	493,281
Reynolds Group Holdings, Inc.:
Incremental Tranche D Term Loan, 0.00%, 5/01/16	500	502,263
U.S. Term Loan, 6.25%, 5/05/16	646	648,937
Trans Union LLC, Term Loan,
6.75%, 6/15/17	829	838,122

		6,800,418

Diversified Telecommunication Services — 6.0%
Cincinnati Bell, Inc., Tranche B Term Loan,
6.50%, 6/11/17	474	475,863
Digicel International Finance Ltd., U.S. Term Loan (Non Rollover),
2.81%, 3/30/12	1,213	1,186,769
Integra Telecom Holdings, Inc., Term Loan,
9.25%, 4/15/15	324	324,188
Intelsat Corp. (fka PanAmSat Corp.):
Tranche B-2-A Term Loan, 3.03%, 1/03/14	204	196,598
Tranche B-2-B Term Loan, 3.03%, 1/03/14	204	196,538
Tranche B-2-C Term Loan, 3.03%, 1/03/14	204	196,538
Knology, Term Loan B,
0.00%, 9/27/16	300	300,375
Level 3 Financing, Inc., Tranche A Term Loan,
2.78%, 3/13/14	1,400	1,278,000
Telcordia Technologies, Inc., Term Loan,
6.75%, 4/30/16	249	249,687
West Corp., Term B-4 Loan,
4.13%, 7/15/16	475	467,620

		4,872,176

Electronic Equipment, Instruments & Components — 0.4%
Flextronics International Ltd.:
A Closing Date Loan, 2.51%, 10/01/14	249	236,515
A-2 Delayed Draw Loan, 2.51%, 10/01/14	35	32,973
A-3 Delayed Draw Loan, 2.51%, 10/01/14	40	38,468
B Closing Date Loan, 2.51%, 10/01/12	60	58,020

		365,976

Food Products — 2.4%
Advance Pierre Foods, Term Loan B,
0.00%, 9/29/16	600	592,500
Dole Food Co., Inc., Tranche B-1 Term Loan,
5.00%, 3/02/17	115	114,879
Pinnacle Foods Finance LLC:
Term Loan, 2.76%, 4/02/14	675	651,692
Tranche D Term Loan, 6.00%, 4/02/14	40	40,006
Solvest Ltd. (Dole), Tranche C-1 Term Loan,
5.50%, 3/02/17	284	285,330
Wm. Bolthouse Farms, Inc., Term Loan (First Lien),
5.50%, 2/11/16	249	248,249

		1,932,656

Health Care Equipment & Supplies — 1.0%
Biomet, Inc., Dollar Term Loan,
3.26%, 3/25/15	349	338,233
DJO Finance, LLC (ReAble Therapeutics Finance, LLC), Term Loan,
4.01%, 5/20/14	499	476,691

		814,924

Health Care Providers & Services — 4.0%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14	56	53,217
Funded Term Loan, 2.55%, 7/25/14	1,086	1,029,810
Gentiva Health Services, Inc., Term B Borrowing,
6.75%, 8/12/16	300	299,375
HCA, Inc.:
Tranche A-1 Term Loan, 1.79%, 11/16/12	750	723,719
Tranche B-1 Term Loan, 0.00%, 11/18/13	150	144,266
Tranche B-2 Term Loan, 3.54%, 3/31/17	400	386,909
Vanguard Health Holding Company II LLC (Vanguard Health System, Inc.), Initial Term Loan,
5.00%, 1/29/16	600	594,161

		3,231,457

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	35

Schedule of Investments (continued)	BlackRock Floating Rate Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Floating Rate Loan Interests(b)
Health Care Technology — 0.6%
IMS Health, Inc., Tranche B Dollar Term Loan,
5.25%, 2/26/16	$500	$502,396

Hotels, Restaurants & Leisure — 7.3%
Bass Pro Group LLC, Loan,
5.00%, 4/10/15	150	149,858
Harrah’s Operating Co., Inc.:
Term B-3 Loan, 3.29%, 1/28/15	734	630,880
Term B-4 Loan, 9.50%, 10/31/16	576	589,602
Penn National Gaming, Inc., Term Loan B,
2.24%, 10/03/12	250	245,063
Pilot Travel Centers LLC, Initial Tranche B Term Loan,
5.25%, 11/24/15	725	731,518
Regal Cinemas Corp., Term Loan,
3.79%, 11/19/16	249	246,958
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien),
6.00%, 6/30/16	980	982,637
Travelport LLC (fka Travelport, Inc.):
Delayed Draw Term Loan, 2.76%, 8/23/13	138	132,573
Original Post-First Amendment and Restatement Synthetic Letter of Credit Loan, 2.79%, 8/23/13	31	29,552
Tranche B Dollar Term Loan, 2.76%, 8/23/13	169	162,747
Universal City Development Partners Ltd., Term Loan,
5.50%, 11/06/14	947	949,882
VML U.S. Finance LLC (aka Venetian Macau):
Term B Delayed Draw Project Loan, 4.78%, 5/25/12	427	422,374
Term B Funded Project Loan, 4.78%, 5/27/13	740	731,240

		6,004,884

Independent Power Producers & Energy Traders — 0.1%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility Term Loan, 3.54%, 4/02/13	106	104,880
Tranche B Term Loan, 3.35%, 4/02/13	8	8,378

		113,258

Machinery — 1.2%
Pinafore LLC/Pinafore, Inc., Term B Loan,
0.00%, 9/16/16	650	655,785
United Components, Inc., Term Loan,
0.00%, 3/16/17	350	352,078

		1,007,863

Media — 11.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Term Loan,
2.54%, 7/03/14	1,010	905,971
Cequel Communications LLC, Term Loan,
2.26%, 11/05/13	456	442,337
Charter Communications Operating LLC, Term C Loan,
3.54%, 9/06/16	2,065	2,014,687
FoxCo Acquisition Sub LLC, Term Loan,
7.50%, 7/14/15	249	244,221
HMH Publishing Co. Ltd. (aka Education Media), Tranche A Term Loan,
3.01%, 6/12/14	320	294,064
Mediacom Illinois LLC (fka Mediacom Communications LLC), Tranche D Term Loan,
5.50%, 3/31/17	773	762,418
Newsday LLC, Fixed Rate Term Loan,
3.78%, 8/01/13	800	849,500
Nielsen Finance LLC:
Class B Dollar Term Loan, 4.01%, 5/01/16	886	862,986
Class C Dollar Term Loan, 4.63%, 5/01/16	100	96,009
Sinclair Television Group, Inc., New Tranche B Loan,
5.50%, 10/29/15	381	382,106
SW Acquisitions Co., Inc., Term Loan,
6.75%, 6/01/16	923	925,898
TWCC Holding Corp., Replacement Term Loans,
5.00%, 9/14/15	495	495,542
UPC Financing Partnership, Facility T,
4.25%, 12/30/16	775	752,580

		9,028,319

Multiline Retail — 1.4%
Dollar General Corp., Tranche B-2 Term Loan,
3.01%, 7/07/14	525	510,781
Rite Aid Corp., Tranche 3 Term Loan,
6.00%, 7/09/14	240	233,934
Toys R Us, Inc., Initial Loan,
0.00%, 8/17/16	400	400,500

		1,145,215

Multi-Utilities — 2.1%
New Development Holdings LLC, Term Loan,
7.00%, 5/26/17	1,147	1,163,104
Texas Competitive Electric Holdings Co. LLC (TXU), Initial Tranche B-3 Term Loan,
3.79%, 10/10/14	726	561,246

		1,724,350

Oil, Gas & Consumable Fuels — 0.7%
MEG Energy Corp., Tranche D Term Loan,
6.00%, 4/03/16	598	599,237

Paper & Forest Products — 0.3%
Georgia-Pacific LLC, Term Loan B,
2.29%, 12/23/12	249	247,617

Personal Products — 0.5%
NBTY, Inc., Term B Loan,
0.00%, 9/20/17	400	404,000

Pharmaceuticals — 2.2%
Inventiv Health, Inc. (fka Ventive Health, Inc.), Term B Loan,
6.50%, 7/31/16	724	723,749
Valeant Pharmaceuticals International:
Delayed Draw Term Loan, 0.00%, 9/21/16	80	80,650
Tranche B Term Loan, 0.00%, 9/27/16	320	322,600
Warner Chilcott Co. LLC:
Term A Loan, 6.00%, 10/30/14	188	187,358
Term B-2 Loan, 6.25%, 4/30/15	148	147,807
Term B-4 Loan, 6.50%, 2/22/16	47	46,735
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15	69	69,085
Term B-1 Loan, 6.25%, 4/30/15	89	88,764
Warner Chilcott Plc, Term Loan B3,
4.61%, 2/22/16	143	138,053

		1,804,801

Professional Services — 0.8%
Booz Allen Hamilton, Inc., Tranche C Term Loan,
5.75%, 7/31/15	623	624,209

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Floating Rate Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Floating Rate Loan Interests(b)
Real Estate Management & Development — 2.1%
Realogy Corp.:
Initial Term B Loan, 3.26%, 10/10/13	$1,681	$1,491,579
Synthetic Letter of Credit, 3.15%, 10/10/13	227	201,000

		1,692,579

Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor, Inc., Extended Maturity Term Loan,
4.51%, 11/29/13	224	204,714

Software — 1.6%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14	225	198,172
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14	862	758,634
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14	144	126,420
Vertafore, Inc., Term Loan,
6.75%, 7/29/16	224	224,269

		1,307,495

Specialty Retail — 1.3%
Michaels Stores, Inc.:
B-1 Term Loan, 2.75%, 10/31/13	275	265,409
B-2 Term Loan, 5.00%, 7/31/16	425	416,264
The Neiman Marcus Group, Inc., Term Loan,
2.29%, 4/06/13	377	364,548

		1,046,221

Textiles, Apparel & Luxury Goods — 0.8%
Burlington Coat Factory Warehouse Corp., Term Loan,
2.54%, 5/28/13	250	240,281
Phillips-Van Heusen Corp., U.S. Tranche B Term Loan,
4.75%, 5/06/16	400	403,062

		643,343

Wireless Telecommunication Services — 1.0%
MetroPCS Wireless, Inc., Tranche B-2 Term Loan,
3.81%, 11/03/16	573	566,956
Vodafone Americas Finance 2, Inc., Initial Loan,
6.88%, 8/11/15	250	250,000

		816,956

Total Floating Rate Loan Interests — 79.7%		65,188,681

Total Long-Term Investments (Cost — $72,141,466) — 89.2%		72,936,247

	Shares
Short-Term Securities
Money Market Funds — 16.5%
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(c)(d)	13,517,896	13,517,896

Total Short-Term Securities (Cost — $13,517,896) — 16.5%		13,517,896

Total Investments (Cost — $85,659,362*) — 105.7%		86,454,143
Liabilities in Excess of Other Assets — (5.7)%		(4,693,145)

Net Assets — 100.0%		$81,760,998

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$85,659,481

Gross unrealized appreciation	$830,448
Gross unrealized depreciation	(35,786)

Net unrealized appreciation	$794,662

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 8, 2010[1]	Net Activity	Shares Held at September 30, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	13,517,896	13,517,896	$13,058

1	Commencement of operations.

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
GBP	95,000	USD	149,373	Citibank, N.A.	10/20/10	$(160)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	37

Schedule of Investments (concluded)	BlackRock Floating Rate Income Portfolio

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Corporate Bonds	—	$7,747,566	—	$7,747,566
Floating Rate Loan Interests	—	57,014,730	$8,173,951	65,188,681
Short-Term Securities	$13,517,896	—	—	13,517,896

Total	$13,517,896	$64,762,296	$8,173,951	$86,454,143

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign currency exchange contracts	—	$(160)	—	$(160)

1	Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests
Assets:
Balance, as of July 8, 2010[2]	—
Accrued discounts/premiums	$8,523
Net realized gain (loss)	10,714
Net change in unrealized appreciation/depreciation[3]	88,862
Purchases	8,682,946
Sales	(617,094)
Transfers in4	—
Transfers out[4]	—

Balance, as of September 30, 2010	$8,173,951

2	Commencement of operations.

3	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $88,862.

4	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities — 0.0%
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.92%, 1/21/11(a)(b)	$1	$536

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22	3	2,656

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 15.8%
Fannie Mae:
Series 2003-9, Class EA, 4.50%, 10/25/17	9,720	10,167,196
Series 1996-48, Class Z, 7.00%, 11/25/26	1,461	1,696,674
Series 2002-70, Class QG, 5.50%, 6/25/31	20,196	20,665,000
Series 2010-64, Class AF, 0.76%, 6/25/40(b)	16,942	16,996,000
Series 2010-84, Class FB, 0.70%, 8/25/40(b)	51,846	51,947,852
Freddie Mac:
Series 3033, Class HE, 4.50%, 9/15/18	12,043	12,363,876
Series 3373, Class FA, 0.82%, 10/15/37(b)	18,553	18,631,914
Series 3672, Class FC, 0.71%, 5/15/40(b)	54,994	55,084,184
Ginnie Mae:
Series 2005-91, Class UP, 13.79%, 9/16/31(b)	3,290	4,042,015
Series 2002-45, Class PG, 6.00%, 3/17/32	5,809	6,313,782
Series 2004-28, Class FW, 0.68%, 4/20/34(b)	9,059	9,043,498
Series 2004-83, Class CD, 11.65%, 10/20/34(b)	340	362,131
Series 2010-75, Class FA, 0.71%, 9/20/35(b)	4,983	4,984,537

		212,298,659

Interest Only Collateralized Mortgage Obligations — 2.1%
Fannie Mae:
Series 2007-42, Class AS, 6.49%, 5/25/37(b)	20,881	2,242,734
Series 2007-68, Class SA, 6.39%, 7/25/37(b)	19,694	2,436,939
Series 2008-35, Class SX, 5.64%, 3/25/38(b)	25,911	2,760,010
Series 2009-111, Class SC, 5.99%, 3/25/38(b)	23,948	2,877,667
Series 2009-48, Class WS, 5.69%, 7/25/39	33,723	3,343,888
Series 2010-118, Class YB, 6.24%, 10/25/40(b)	25,000	2,912,292
Ginnie Mae:
Series 2009-106, Class SL, 5.84%, 4/20/36(b)	31,806	4,236,516
Series 2007-5, Class SA, 7.10%, 2/20/37(b)	21,327	2,478,976
Series 2007-8, Class SD, 5.94%, 3/20/37(b)	6,666	705,348
Series 2007-19, Class SJ, 5.94%, 4/20/37(b)	4,296	408,076
Series 2007-45, Class QB, 6.34%, 7/20/37(b)	13,877	1,500,521
Series 2007-40, Class SG, 6.42%, 7/20/37(b)	15,766	1,684,689

		27,587,656

Mortgage-Backed Securities — 183.4%
Fannie Mae Mortgage-Backed Securities:
8.00%, 8/01/14	21	22,955
5.00%, 1/01/21-3/01/21	78	82,429
4.50%, 10/01/25-10/01/40(c)	72,000	74,990,188
5.50%, 12/01/32-10/01/40(c)	19,463	20,713,809
6.00%, 7/01/38-10/01/40(c)	84,554	90,836,894
3.50%, 10/01/40(c)	9,200	9,266,125
Freddie Mac Mortgage-Backed Securities:
6.00%, 11/01/13-8/01/16	21	22,525
9.00%, 12/01/19(d)	0	328
7.50%, 2/01/27-3/01/27	6	6,505
8.00%, 10/17/30-3/17/32	8,730	10,265,207
4.50%, 10/01/35	104	108,679
Ginnie Mae Mortgage-Backed Securities:
17.00%, 11/15/11-12/15/11	6	6,119
16.00%, 3/15/12-4/15/12	7	7,340
12.00%, 2/15/13-6/15/15	12	11,765
11.50%, 4/15/13-12/15/15	20	19,893
14.50%, 4/15/13	6	6,423
15.00%, 6/15/13	10	10,055
10.00%, 2/15/16-6/15/18	144	153,093
9.50%, 3/15/16-9/15/22	468	533,153
9.00%, 4/15/16-10/15/21	227	249,726
6.50%, 5/15/16-10/01/40(c)	435,691	478,604,533
8.50%, 6/15/16-2/15/25	176	200,380
5.50%, 7/15/16-10/01/40(c)	368,260	395,588,300
6.00%, 7/15/16-3/20/40	266,083	290,632,715
8.00%, 1/15/17-5/15/30	373	427,631
7.00%, 9/15/17-5/15/32	2,430	2,760,804
7.50%, 2/15/22-9/15/30	1,173	1,336,809
5.00%, 11/15/32-10/01/40(c)(e)	398,124	423,854,570
4.50%, 12/15/34-10/01/40(c)(e)	574,109	604,384,156
3.50%, 10/01/40(c)	28,000	28,206,225
4.00%, 10/01/40(c)	28,800	29,772,000

		2,463,081,334

Total U.S. Government Sponsored Agency Securities — 201.3%		2,702,967,649

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.88%, 8/15/40	34,000	35,147,500
U.S. Treasury Notes, 2.63%, 8/15/20	30,000	30,281,250

Total U.S. Treasury Obligations — 4.8%		65,428,750

Total Long-Term Investments (Cost — $2,732,566,003) — 206.1%		2,768,399,591

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	39

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(f)(g)	327,656,088	$327,656,088

Total Short-Term Securities (Cost — $327,656,088) — 24.4%		327,656,088

	Notional Amount (000)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.	$10,000	1,212,450

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.	10,000	156,066

Total Options Purchased (Cost — $1,182,250) — 0.1%		1,368,516

Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,061,404,341*) — 230.6%		3,097,424,195

	Par (000)
TBA Sale Commitments(c)
Fannie Mae Mortgage-Backed Securities:
4.50%, 10/01/40	64,400	(67,056,500)
6.00%, 10/01/40	76,800	(82,464,000)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/01/40	23,000	(23,168,750)
4.50%, 10/01/40	61,500	(64,728,750)
5.00%, 10/01/40	219,100	(233,273,031)
5.50%, 10/01/40	59,500	(64,025,932)
6.00%, 10/01/40	137,100	(148,692,776)
6.50%, 10/01/40	170,400	(187,333,500)

Total TBA Sale Commitments
(Proceeds — $871,505,558) — (64.8)%		(870,743,239)

	Notional Amount (000)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker, UBS AG	26,500	(2,608,899)
Pay a fixed rate of 4.005% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Goldman Sachs Bank USA	100,000	(4,448,312)
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker, Citibank, N.A.	8,600	(1,205,125)

		(8,262,336)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker, UBS AG	26,500	(174,236)
Receive a fixed rate of 4.005% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Goldman Sachs Bank USA	100,000	(3,440,235)
Receive a fixed rate of 5.250% and pay a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker, Citibank, N.A.	8,600	(281,409)

		(3,895,880)

Total Options Written (Premiums Received — $10,115,000) — (0.9)%		(12,158,216)

Total Investments Net of TBA Sale Commitments and Options Written — 164.9%		2,214,522,740
Liabilities in Excess of Other Assets — (64.9)%		(871,603,577)

Net Assets — 100.0%		$1,342,919,163

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,061,717,661

Gross unrealized appreciation	$38,033,053
Gross unrealized depreciation	(2,326,519)

Net unrealized appreciation	$35,706,534

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$64,176,850	$248,960
BNP Paribas	$(372,324)	$(26,199)
Citibank, N.A.	$331,072,680	$(37,281)
Credit Suisse International	$17,748,969	$(54,797)
Deutsche Bank AG	$(15,933,063)	$11,180
Goldman Sachs Bank USA	$196,101,868	$809,277
JPMorgan Chase Bank, N.A.	$9,266,125	$16,531
Morgan Stanley Capital Services, Inc.	$163,810,125	$48,014
Nomura Securities International, Inc.	$37,264,063	$(120,312)
Royal Bank of Scotland Plc	$(17,609,500)	$237,328
UBS AG	$89,501,063	$130,359

(d)	Par is less than $500.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	41,423,569	286,232,519	327,656,088	$1,277	$428,897

(g)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
312	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$39,326,625	$(90,099)

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
776	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$170,319,876	$(216,723)
200	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$26,743,750	(768,373)
111	Euro Dollar Futures	Chicago Mercantile	December 2010	$27,650,100	(16,503)
167	Euro Dollar Futures	Chicago Mercantile	March 2011	$41,578,825	(116,604)
148	Euro Dollar Futures	Chicago Mercantile	June 2011	$36,820,550	(124,116)
114	Euro Dollar Futures	Chicago Mercantile	September 2011	$28,334,700	(142,684)
161	Euro Dollar Futures	Chicago Mercantile	December 2011	$39,968,250	(246,221)
105	Euro Dollar Futures	Chicago Mercantile	March 2012	$26,030,813	(185,021)
68	Euro Dollar Futures	Chicago Mercantile	June 2012	$16,832,550	$(27,396)
48	Euro Dollar Futures	Chicago Mercantile	September 2012	$11,863,800	(18,150)
41	Euro Dollar Futures	Chicago Mercantile	December 2012	$10,115,725	(18,963)
41	Euro Dollar Futures	Chicago Mercantile	March 2013	$10,098,812	(18,450)
41	Euro Dollar Futures	Chicago Mercantile	June 2013	$10,079,337	(18,113)
9	Euro Dollar Futures	Chicago Mercantile	September 2013	$2,208,263	25

Total					$(1,917,292)

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
1.60%(a)	3-month LIBOR	Deutsche Bank AG	February 2011	USD	31,100	$188,165
3.29%(b)	3-month LIBOR	Goldman Sachs Bank USA	September 2040	USD	150,000	1,056,269
3.35%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2040	USD	115,000	723,631

Total						$1,968,065

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•	Total return swaps outstanding as of September 30, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
6.50%	Morgan Stanley Capital Services, Inc.	January 2038	USD	35,963	$(283,520)[1]

1	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	41

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	—	$536	$536
Project Loans	—	—	2,656	2,656
U.S. Government Sponsored Agency Securities	—	$2,702,967,649	—	2,702,967,649
U.S. Treasury Obligations	—	65,428,750	—	65,428,750
Short-Term Securities	$327,656,088	—	—	327,656,088
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(870,743,239)	—	(870,743,239)

Total	$327,656,088	$1,897,653,160	$3,192	$2,225,312,440

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate contracts	$25	$3,336,581	—	$3,336,606
Liabilities:
Interest rate contracts	(2,007,416)	(12,158,216)	$(283,520)	(14,449,152)

Total	$(2,007,391)	$(8,821,635)	$(283,520)	$(11,112,546)

1	Derivative financial instruments are financial futures contracts, swaps, options purchased and options written. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2009	$536	$2,838	$3,374
Accrued discounts/premiums	—	(6)	(6)
Net realized gain (loss)	—	(3)	(3)
Net change in unrealized appreciation/depreciation[2]	—	16	16
Purchases	—	—	—
Sales	—	(189)	(189)
Transfers in3	—	—	—
Transfers out[3]	—	—	—

Balance, as of September 30, 2010	$536	$2,656	$3,192

2	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $16.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of September 30, 2009	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	$(283,520)
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$(283,520)

4	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on swaps still held on September 30, 2010 was $(283,520).

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1,
0.45%, 1/25/47(a)	USD	222	$207,448
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1,
0.32%, 11/25/46(a)		17	16,960
Structured Asset Securities Corp.:
Series 2006-BC3, Class A2, 0.31%, 10/25/36(a)		80	79,139
Series 2007-WF2, Class A2, 0.96%, 8/25/37(a)		126	125,486

Total Asset-Backed Securities — 0.0%			429,033

Corporate Bonds
Banks — 0.0%
International Bank for Reconstruction & Development,
1.47%, 12/10/13(a)		265	268,000

Diversified Financial Services — 0.2%
Ally Financial, Inc., 6.88%, 9/15/11		5,000	5,156,250
The Bear Stearns Cos. LLC, 2.85%, 3/10/14(a)		340	331,449

			5,487,699

Total Corporate Bonds — 0.2%			5,755,699

Foreign Government Obligations
Greece — 0.3%
Hellenic Republic, 2.30%, 7/25/30	EUR	12,990	9,370,011

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.0%
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2002-CIB4, Class A3,
6.16%, 5/12/34	USD	435	459,709
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A3,
4.25%, 7/15/27		786	819,535

Total Non-Agency Mortgage-Backed Securities — 0.0%			1,279,244

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities,
2.60%, 6/01/34(a)		151	158,644

U.S. Treasury Obligations
U.S. Treasury Bonds:
4.38%, 5/15/40(b)(c)		7,995	8,979,424
3.88%, 8/15/40(d)		21,900	22,639,125
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27		238,112	274,180,703
2.00%, 1/15/26		65,883	72,445,135
1.75%, 1/15/28		154,816	164,092,898
3.63%, 4/15/28		68,192	91,211,596
2.50%, 1/15/29		181,050	213,582,986
3.88%, 4/15/29(b)		101,932	141,749,003
3.38%, 4/15/32		8,368	11,300,539
2.13%, 2/15/40		129,633	144,855,115
U.S. Treasury Inflation Indexed Notes:
3.50%, 1/15/11		263	265,409
2.38%, 4/15/11-1/15/17(b)		210,264	215,986,028
2.00%, 4/15/12-1/15/16(b)(c)		412,657	438,995,980
3.00%, 7/15/12(b)(c)		359,148	381,370,806
0.63%, 4/15/13		1,993	2,046,122
1.88%, 7/15/13-7/15/19		350,110	378,576,967
1.25%, 4/15/14-7/15/20		242,564	254,882,543
1.63%, 1/15/15-1/15/18		47,657	51,698,109
0.50%, 4/15/15		22,202	22,802,347
2.50%, 7/15/16		143,905	162,972,594
2.63%, 7/15/17		42,668	49,195,412
1.38%, 7/15/18-1/15/20		245,086	260,979,093
2.13%, 1/15/19		21,296	23,974,858
U.S. Treasury Notes:
2.25%, 5/31/14		9,975	10,481,541
3.63%, 2/15/20(b)(d)		30,610	33,572,956
3.50%, 5/15/20(d)		20,300	22,035,041
2.63%, 8/15/20(d)		129,121	130,331,106

Total U.S. Treasury Obligations — 102.5%			3,585,203,436

Total Long-Term Investments (Cost — $3,462,157,172) — 103.0%			3,602,196,067

	Shares
Short-Term Securities
Money Market Funds — 0.0%
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(e)(f)		70,882	70,882

Total Short-Term Securities (Cost — $70,882) — 0.0%			70,882

	Notional Amount (000)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International	USD	39,000	2,857,258
Receive a fixed rate of 3.715% and pay a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker, Deutsche Bank AG		40,000	2,960,007
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		35,000	2,973,142
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		41,600	3,628,412
Receive a fixed rate of 4.215% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker, Credit Suisse International		44,700	5,782,694
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		19,800	2,400,652

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	43

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Purchased
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 4.393% and pay a floating rate based on 3-month LIBOR, Expires 7/15/15, Broker, Deutsche Bank AG	USD	13,100	$1,170,554
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		77,400	10,443,400

			32,216,119

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		39,000	1,340,848
Pay a fixed rate of 3.715% and receive a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker, Deutsche Bank AG		40,000	1,364,807
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		35,000	984,557
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		41,600	1,146,789
Pay a fixed rate of 4.215% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker, Credit Suisse International		44,700	115,913
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		19,800	309,011
Pay a fixed rate of 4.393% and receive a floating rate based on 3-month LIBOR, Expires 7/15/15, Broker, Deutsche Bank AG		13,100	721,948
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		77,400	2,731,298

			8,715,171

Total Options Purchased (Cost — $33,041,610) — 1.2%			40,931,290

Total Investments Before Options Written (Cost — $3,495,269,664*) — 104.2%			3,643,198,239

Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.280% and receive a floating rate based on 3-month LIBOR, Expires 12/14/10, Broker, Citibank, N.A.		53,200	(259,790)
Pay a fixed rate of 3.770% and receive a floating rate based on 3-month LIBOR, Expires 5/27/11, Broker, Royal Bank of Scotland Plc		92,000	(8,432,161)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		30,700	(3,549,185)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker, Deutsche Bank AG		15,200	(1,291,277)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		58,100	(6,732,502)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		30,000	(2,570,752)
Pay a fixed rate of 4.300% and receive a floating rate based on 3-month LIBOR, Expires 2/24/11, Broker, Morgan Stanley Capital Services, Inc.		50,000	(7,096,143)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		35,000	(4,997,709)
Pay a fixed rate of 4.950% and receive a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker, Deutsche Bank AG		20,000	(2,462,134)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		50,100	(7,406,967)
Pay a fixed rate of 5.240% and receive a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG		25,000	(3,453,616)
Pay a fixed rate of 5.390% and receive a floating rate based on 3-month LIBOR, Expires 1/06/15, Broker, Deutsche Bank AG		15,000	(2,240,432)

			(50,492,668)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		130,000	(30)
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.		125,000	(85)
Receive a fixed rate of 3.280% and pay a floating rate based on 3-month LIBOR, Expires 12/14/10, Broker, Citibank, N.A.		53,200	(128,912)
Receive a fixed rate of 3.770% and pay a floating rate based on 3-month LIBOR, Expires 5/27/11, Broker, Royal Bank of Scotland Plc		92,000	(669,698)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.		73,900	(2,019,224)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		30,700	(121,503)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker, Deutsche Bank AG		15,200	(637,158)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		58,100	(226,882)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		30,000	(1,240,567)
Receive a fixed rate of 4.300% and pay a floating rate based on 3-month LIBOR, Expires 2/24/11, Broker, Morgan Stanley Capital Services, Inc.		50,000	(41,466)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.		71,400	(1,961,101)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		35,000	(703,018)

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.950% and pay a floating rate based on 3-month LIBOR, Expires 12/08/14, Broker, Deutsche Bank AG	USD	20,000	$(742,244)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		50,100	(1,016,026)
Receive a fixed rate of 5.240% and pay a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG		25,000	(846,982)
Receive a fixed rate of 5.390% and pay a floating rate based on 3-month LIBOR, Expires 1/06/15, Broker, Deutsche Bank AG		15,000	(451,766)

			(10,806,662)

Total Options Written (Premiums Received — $46,305,530) — (1.7)%			(61,299,330)

Total Investments Net of Options Written — 102.5%			3,581,898,909
Liabilities in Excess of Other Assets — (2.5)%			(86,265,132)

Net Assets — 100.0%			$3,495,633,777

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,501,169,518

Gross unrealized appreciation	$180,131,945
Gross unrealized depreciation	(38,103,224)

Net unrealized appreciation	$142,028,721

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(c)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(d)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	262,477,437	(262,406,555)	70,882	$271	$131,468

(f)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
JPMorgan Chase Bank, N.A.	0.38%	9/30/10	10/01/10	$25,830,273	$25,830,000
JPMorgan Chase Bank, N.A.	0.38%	9/30/10	10/18/10	$4,400,836	4,400,000
JPMorgan Chase Bank, N.A.	0.38%	9/30/10	10/18/10	$29,297,465	29,291,900
JPMorgan Chase Bank, N.A.	0.29%	9/30/10	10/19/10	$21,903,352	21,900,000
JPMorgan Chase Bank, N.A.	0.38%	9/30/10	10/19/10	$65,866,414	65,853,207

Total					$147,275,107

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	8,783,342	EUR	6,906,500	Citibank, N.A.	11/17/10	$(628,405)
USD	16,765	EUR	13,000	Citibank, N.A.	11/17/10	(950)

Total						$(629,355)

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
262	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$57,504,907	$27,192
2,249	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$271,830,306	673,402
741	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$93,400,734	(9,473)

Total					$691,121

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
119	U.S. Treasury Notes (30 Year)	Chicago Board Options	December 2010	$15,912,531	$59,748
364	Ultra Treasury Bonds	Chicago Board Options	December 2010	$51,426,375	(654,698)

Total					$(594,950)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	45

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.27	%(a)	1-day Fed Funds Effective Rate + 0.2475%	Morgan Stanley Capital Services, Inc.	December 2010	USD	1,000,000	$235,336
0.85	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	103,800	(598,746)
0.81	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	103,900	(527,541)
0.76	%(b)	3-month LIBOR	Credit Suisse International	August 2012	USD	70,700	(280,833)
0.68	%(a)	3-month LIBOR	UBS AG	September 2012	USD	100,400	170,854
2.66	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	May 2015	USD	68,200	(4,587,822)
2.07	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2015	USD	42,000	(1,384,272)
1.67	%(b)	3-month LIBOR	Bank of America, N.A.	August 2015	USD	25,000	(275,462)
1.69	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	21,100	(250,886)
1.64	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	USD	83,500	(799,222)
1.72	%(a)	3-month LIBOR	Deutsche Bank AG	September 2015	USD	56,800	682,396
2.13	%(b)	3-month LIBOR	Barclays Bank Plc	August 2017	USD	106,800	(886,421)
5.43	%(b)	3-month LIBOR	Barclays Bank Plc	February 2020	USD	7,900	(1,790,217)
2.88	%(a)	3-month LIBOR	Bank of America, N.A.	August 2020	USD	7,600	252,290
2.68	%(a)	3-month LIBOR	Citibank, N.A.	August 2020	USD	4,600	65,950
2.57	%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	10,400	45,791
2.56	%(a)	3-month LIBOR	Credit Suisse International	August 2020	USD	8,000	19,946
2.50	%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	103,200	337,464
2.82	%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	4,600	(110,319)
2.68	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	25,100	(292,896)
2.77	%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	116,000	2,227,332
2.70	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	27,700	(342,095)
2.55	%(b)	3-month LIBOR	UBS AG	September 2020	USD	15,200	16,133
4.39	%(a)	3-month LIBOR	Deutsche Bank AG	May 2040	USD	26,700	5,956,796
3.50	%(b)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	20,300	(694,791)

Total							$(2,811,235)

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$429,033	—	$429,033
Corporate Bonds	—	5,755,699	—	5,755,699
Foreign Government Obligations	—	9,370,011	—	9,370,011
Non-Agency Mortgage-Backed Securities	—	1,279,244	—	1,279,244
U.S. Government Sponsored Agency Securities	—	158,644	—	158,644
U.S. Treasury Obligations	—	3,585,203,436	—	3,585,203,436
Short-Term Securities	$70,882	—	—	70,882

Total	$70,882	$3,602,196,067	—	$3,602,266,949

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate contracts	$760,342	$50,941,578	—	$51,701,920
Liabilities:
Foreign currency exchange contracts	—	(629,355)	—	(629,355)
Interest rate contracts	(664,171)	(74,120,853)	—	(74,785,024)

Total	$96,171	$(23,808,630)	—	$(23,712,459)

1	Derivative financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, options purchased and options written. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of September 30, 2009	$(64,610)
Accrued discounts/premiums	—
Net realized gain (loss)	293,000
Net change in unrealized appreciation/depreciation[2]	(228,390)
Purchases	—
Sales	—
Transfers in3	—
Transfers out[3]	—

Balance, as of September 30, 2010	$—

2	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	47

Schedule of Investments September 30, 2010	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)	$1,198	$1,199,349
Conseco Financial Corp., Series 1997-5, Class A7,
7.13%, 5/15/29(b)	696	720,850
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(b)	4,470	4,542,001
Series 2008-5, Class A3, 1.62%, 1/25/18(b)	1,130	1,164,328
Series 2008-5, Class A4, 2.20%, 7/25/23(b)	3,040	3,184,731
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.92%, 1/21/11(a)(b)	1	852
SWB Loan-Backed Certificates, Series 1999-1, Class A,
7.38%, 5/15/25(a)	224	190,078

Total Asset-Backed Securities — 2.1%		11,002,189

Corporate Bonds
Diversified Financial Services — 0.4%
TIAA Global Markets, Inc.,
5.13%, 10/10/12(a)(c)	2,150	2,326,726

Oil, Gas & Consumable Fuels — 0.3%
ENSCO Offshore Co., 6.36%, 12/01/15	1,274	1,440,589

Total Corporate Bonds — 0.7%		3,767,315

Foreign Agency Obligations
FIH Erhvervsbank A/S, 2.45%, 8/17/12(a)	4,770	4,891,840
Japan Finance Corp., 2.00%, 6/24/11	90	90,936

Total Foreign Agency Obligations — 0.9%		4,982,776

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.7%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
1.00%, 11/25/34(b)	379	307,722
Countrywide Alternative Loan Trust:
Series 2006-OA19, Class A1, 0.44%, 2/20/47(b)	676	378,871
Series 2006-OA21, Class A1, 0.45%, 3/20/47(b)	1,292	705,429
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1,
0.46%, 4/25/46(b)	529	305,691
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21	499	409,400
Deutsche Alt-A Securities, Inc., Series 2006-OA1, Class A1,
0.46%, 2/25/47(b)	387	246,196
Deutsche Mortgage Securities, Inc., Series 2004-4, Class 3AR1,
2.86%, 6/25/34(b)	236	168,238
GSR Mortgage Loan Trust:
Series 2004-9, Class 3A1, 2.86%, 8/25/34(b)	714	648,376
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35(b)	3,313	3,231,203
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22	191	178,933
Series 2006-S2, Class 2A2, 5.88%, 7/25/36	237	225,070
MortgageIT Trust, Series 2004-1, Class A1,
0.65%, 11/25/34(b)	785	661,972
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2,
0.56%, 9/25/34(b)	175	133,853
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4,
5.68%, 4/25/36(b)	1,500	1,382,901

		8,983,855

Commercial Mortgage-Backed Securities — 3.0%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4,
6.19%, 1/11/12	3,241	3,399,933
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2,
5.18%, 11/15/36	2,680	2,835,421
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3,
6.27%, 12/10/35	3,532	3,728,278
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/11	3,518	3,637,413
Series 2001-CIBC, Class A3, 6.26%, 3/15/33	695	698,306
LB-UBS Commercial Mortgage Trust:
Series 2001-C7, Class A3, 5.64%, 4/15/11	291	296,388
Series 2004-C2, Class A2, 3.25%, 3/15/29	220	219,944
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A1,
2.99%, 6/15/35	713	714,722

		15,530,405

Interest Only Commercial Mortgage-Backed Securities — 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.83%, 5/25/36(a)(b)	11,231	201,212

Total Non-Agency Mortgage-Backed Securities — 4.7%		24,715,472

Project Loans
Federal Housing Authority:
Merrill Lynch Project, Series 29, Class 1A1, 7.43%, 6/01/22	120	118,972
USGI Project, Series 56, 7.46%, 1/01/23	97	96,316

Total Project Loans — 0.0%		215,288

U.S. Government Sponsored Agency Securities Agency Obligations — 6.9%
Fannie Mae:
4.75%, 12/15/10	1,950	1,968,999
1.75%, 3/23/11-5/07/13(c)	4,825	4,876,505
3.63%, 8/15/11	800	822,974
4.13%, 4/15/14	800	885,695
6.63%, 11/15/30	1,300	1,788,475
Federal Home Loan Bank:
1.63%, 7/27/11	3,100	3,132,674
1.00%, 12/28/11	1,100	1,108,254
4.00%, 9/06/13	3,000	3,272,529
3.63%, 10/18/13	3,550	3,852,417
5.00%, 11/17/17	2,800	3,316,743

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Agency Obligations (concluded)
Freddie Mac:
2.13%, 3/23/12-9/21/12	$1,900	$1,955,881
2.50%, 4/23/14	550	578,151
4.38%, 7/17/15	2,000	2,268,976
5.50%, 7/18/16(c)	295	354,939
5.00%, 2/16/17	595	698,757
4.88%, 6/13/18	1,100	1,292,331
3.75%, 3/27/19	1,100	1,196,089
6.25%, 7/15/32	500	671,385
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16	450	488,763
Series 1996-20J, 7.20%, 10/01/16	387	414,781
Series 1998-20J, Class 1, 5.50%, 10/01/18	896	967,853

		35,913,171

Collateralized Mortgage Obligations — 3.1%
Fannie Mae:
Series 2001-T2, Class B, 6.02%, 11/25/10	3,600	3,614,724
Series 2005-97, Class HM, 5.00%, 1/25/26	261	261,759
Series 2006-54, Class OA, 6.00%, 3/25/27	957	970,021
Series 2005-118, Class MC, 6.00%, 1/25/32	599	604,583
Series 2002-T6, Class A1, 3.31%, 2/25/32	385	394,480
Series 2005-109, Class PV, 6.00%, 10/25/32	3,420	3,740,070
Series 2005-118, Class WA, 6.00%, 10/25/33	582	587,925
Series 2005-29, Class JB, 4.50%, 4/25/35	2,689	2,863,773
Series 2005-68, Class PC, 5.50%, 7/25/35	1,924	2,129,604
Freddie Mac:
Series 2668, Class AD, 4.00%, 1/15/15(d)	0	160
Series 3084, Class BC, 5.50%, 12/15/24	34	34,453
Series 3143, Class NA, 5.50%, 7/15/26	669	678,853
Series 3162, Class OA, 6.00%, 10/15/26	535	540,875
Series 3057, Class BL, 5.50%, 6/15/27	37	37,398

		16,458,678

Federal Deposit Insurance Corporation Guaranteed — 0.5%
Citigroup Funding, Inc., 2.13%, 7/12/12(c)	2,390	2,456,633

Interest Only Collateralized Mortgage Obligations — 5.4%
Fannie Mae:
Series 2008-57, Class SE, 5.74%, 2/25/37(b)	12,781	1,260,201
Series 2007-17, Class SI, 6.14%, 3/25/37(b)	14,637	1,642,275
Series 2009-17, Class QS, 6.39%, 3/25/39(b)	11,018	1,084,994
Series 2010-35, Class KS, 6.24%, 4/25/40(b)	40,581	5,095,976
Series 2010-64, Class SM, 6.24%, 6/25/40(b)	16,595	2,133,520
Ginnie Mae:
Series 2006-49, Class SA, 6.20%, 2/20/36(b)	5,986	562,402
Series 2009-106, Class SL, 5.84%, 4/20/36(b)	8,518	1,134,646
Series 2007-7, Class JI, 5.94%, 2/20/37(b)	10,405	1,386,830
Series 2007-23, Class ST, 5.94%, 4/20/37(b)	5,180	541,388
Series 2007-36, Class SG, 6.21%, 6/20/37(b)	12,588	1,427,631
Series 2007-59, Class SC, 6.24%, 7/20/37(b)	16,278	1,897,410
Series 2008-60, Class LS, 6.14%, 1/20/38(b)	13,441	1,139,121
Series 2008-1, Class AS, 6.24%, 1/20/38(b)	8,023	831,937
Series 2008-6, Class SD, 6.20%, 2/20/38(b)	10,113	1,064,392
Series 2008-15, Class CI, 6.23%, 2/20/38(b)	7,584	847,260
Series 2008-27, Class SI, 6.21%, 3/20/38(b)	5,319	524,754
Series 2008-36, Class SA, 7.44%, 4/20/38(b)	6,201	860,061
Series 2008-53, Class CS, 5.94%, 6/20/38(b)	11,717	1,170,631
Series 2009-92, Class SC, 5.94%, 10/16/39(b)	14,864	1,528,702
Series 2009-110, Class CS, 6.13%, 11/16/39(b)	18,928	1,852,837

		27,986,968

Mortgage-Backed Securities — 323.8%
Fannie Mae Mortgage-Backed Securities:
5.01%, 1/01/12	8,695	8,997,813
4.00%, 1/01/25-10/01/40(e)	348,043	358,795,300
4.50%, 10/01/25-10/01/40(e)	205,500	213,739,250
5.00%, 10/01/25-10/01/40(e)	184,745	195,527,749
5.50%, 10/01/34-10/01/40(e)	142,714	151,952,965
6.00%, 4/01/35-10/01/40(e)	596,713	641,144,509
3.29%, 11/01/35(b)	7,435	7,825,484
3.50%, 10/01/40(e)	12,900	12,992,719
6.50%, 10/01/40(e)	6,100	6,650,906
Freddie Mac Mortgage-Backed Securities,
4.00%, 4/01/25-10/01/25(e)	20,587	21,534,811
Ginnie Mae Mortgage-Backed Securities:
4.00%, 10/01/40(e)	8,200	8,476,750
4.50%, 10/01/40(e)	12,500	13,156,250
5.00%, 10/01/40(e)	14,600	15,520,575
5.50%, 10/01/40(e)	14,500	15,679,218
6.00%, 10/01/40(e)	14,200	15,389,250
6.50%, 10/01/40(e)	4,700	5,167,063

		1,692,550,612

Total U.S. Government Sponsored Agency Securities — 339.7%		1,775,366,062

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	49

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Treasury Obligations
U.S. Treasury Bonds:
7.25%, 5/15/16-8/15/22(f)	$3,820	$5,302,927
8.75%, 8/15/20(c)(f)	12,115	18,721,455
8.13%, 5/15/21	2,300	3,472,282
8.00%, 11/15/21(c)(f)	1,850	2,790,320
6.25%, 8/15/23	1,400	1,896,125
7.63%, 2/15/25	1,900	2,916,796
6.13%, 11/15/27	3,100	4,280,421
5.38%, 2/15/31	750	965,625
4.50%, 2/15/36	2,900	3,334,548
3.50%, 2/15/39	5,850	5,659,875
4.38%, 11/15/39-5/15/40	5,710	6,407,613
3.88%, 8/15/40	4,795	4,956,831
U.S. Treasury Notes:
1.38%, 1/15/13-5/15/13(g)	16,830	17,169,154
3.38%, 6/30/13-11/15/19	6,170	6,645,245
1.00%, 7/15/13	5,000	5,054,688
2.38%, 8/31/14-7/31/17(g)	20,200	21,280,833
4.25%, 11/15/14-8/15/15	12,000	13,658,456
2.50%, 4/30/15(g)	5,415	5,740,745
1.25%, 9/30/15(c)	11,090	11,072,677
5.13%, 5/15/16	1,100	1,317,250
4.88%, 8/15/16	4,800	5,698,123
2.75%, 11/30/16-2/15/19	15,625	16,432,950
3.13%, 4/30/17	2,500	2,705,272
4.75%, 8/15/17	2,100	2,493,259
2.63%, 8/15/20(c)(g)	40,605	40,985,672

Total U.S. Treasury Obligations — 40.4%		210,959,142

Total Long-Term Investments (Cost — $2,014,633,939) — 388.5%		2,031,008,244

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10	30	18,984
Exchange-Traded Put Options Purchased
1-year Euro-Dollar Futures, Strike Price USD 97.75, Expires 12/10/10	440	2,750
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 11/26/10	30	1,172

		3,922

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	$6,800	271,719
Receive a fixed rate of 3.340% and pay a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker, Citibank, N.A.	25,000	1,341,599
Receive a fixed rate of 3.700% and pay a floating rate based on 3-month LIBOR, Expires 11/08/10, Broker, BNP Paribas	20,000	1,969,781
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker, Deutsche Bank AG	10,000	792,863
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.	2,000	140,379
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Morgan Stanley Capital Services, Inc.	6,600	547,421
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA	5,900	501,187
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA	8,500	741,382
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Deutsche Bank AG	9,000	959,848
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.	3,300	400,109

		7,666,288

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate 3.950% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Deutsche Bank AG	9,000	43,999
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.	8,100	2,979
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	6,800	224,576
Pay a fixed rate of 3.340% and receive a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker, Citibank, N.A.	25,000	1,174,099
Pay a fixed rate of 3.550% and receive a floating rate based on 3-month LIBOR, Expires 3/01/11, Broker, Credit Suisse International	6,800	32,986
Pay a fixed rate of 3.700% and receive a floating rate based on 3-month LIBOR, Expires 11/08/10, Broker, BNP Paribas	20,000	501
Pay a fixed rate of 3.790% and receive a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker, Deutsche Bank AG	10,000	301,212
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.	2,000	104,493
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Morgan Stanley Capital Services, Inc.	6,600	190,855
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA	5,900	165,968
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA	8,500	234,320

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)	Value
Options Purchased
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 9/29/14, Broker, Royal Bank of Scotland Plc	$10,000	$597,223
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.	3,300	51,502

		3,124,713

Total Options Purchased (Cost — $9,156,295) — 2.1%		10,813,907

Total Investments Before TBA Sale Commitments and Options Written (Cost — $2,023,790,234*) — 390.6%		2,041,822,151

	Par (000)
TBA Sale Commitments(e)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/25-10/01/40	324,300	(334,126,344)
4.50%, 10/01/25-10/01/40	176,800	(183,922,188)
5.00%, 10/01/25-10/01/40	157,151	(165,467,361)
3.50%, 10/01/40	7,200	(7,251,750)
5.50%, 10/01/40	103,700	(110,204,262)
6.00%, 10/01/40	559,400	(600,664,818)
Freddie Mac Mortgage-Backed Securities,
4.00%, 10/01/25	20,000	(20,846,900)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/01/40	8,600	(9,149,337)
5.50%, 10/01/40	7,000	(7,619,062)
6.00%, 10/01/40	7,100	(7,703,500)

Total TBA Sale Commitments (Proceeds — $1,447,840,742) — (276.8)%		(1,446,955,522)

	Notional Amount (000)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.160% and receive a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker, Deutsche Bank AG	8,500	(31,724)
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/01/10, Broker, UBS AG	5,000	(13,594)
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/08/10, Broker, Goldman Sachs Bank USA	4,900	(15,688)
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.	9,100	(176,137)
Pay a fixed rate of 3.075% and receive a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.	3,900	(171,309)
Pay a fixed rate of 3.210% and receive a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker, UBS AG	4,800	(227,962)
Pay a fixed rate of 3.230% and receive a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	$7,600	(502,792)
Pay a fixed rate of 3.360% and receive a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker, JPMorgan Chase Bank, N.A.	25,000	(1,366,190)
Pay a fixed rate of 3.405% and receive a floating rate based on 3-month LIBOR, Expires 12/23/10, Broker, Morgan Stanley Capital Services, Inc.	20,000	(1,385,247)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	5,500	(445,347)
Pay a fixed rate of 3.970% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.	4,000	(174,376)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG	5,000	(480,913)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker, Bank of America, N.A.	8,200	(953,857)
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Bank of America, N.A.	6,600	(678,285)
Pay a fixed rate of 4.210% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA	5,400	(269,558)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc	2,800	(283,315)
Pay a fixed rate of 4.755% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.	4,500	(456,210)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.	8,600	(1,271,455)

		(8,903,959)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 1.960% and pay a floating rate based on 3-month LIBOR, Expires 11/30/10, Broker, Deutsche Bank AG	8,200	(11,399)
Receive a fixed rate of 2.008% and pay a floating rate based on 3-month LIBOR, Expires 12/15/10, Broker, Bank of America, N.A.	7,400	(14,739)
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.	21,400	(5)
Receive a fixed rate of 2.315% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.	8,100	(320)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	51

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)	Value
Options Written
Over-the-Counter Put Swaptions Written (continued)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.	$9,100	$(108,294)
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	50,000	(34)
Receive a fixed rate of 3.075% and pay a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.	3,900	(121,672)
Receive a fixed rate of 3.160% and pay a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker, Deutsche Bank AG	8,500	(43,246)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/01/10, Broker, UBS AG	5,000	(9,754)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/08/10, Broker, Goldman Sachs Bank USA	4,900	(12,439)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker, UBS AG	4,800	(252,196)
Receive a fixed rate of 3.230% and pay a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	7,600	(471,311)
Receive a fixed rate of 3.318% and pay a floating rate based on 3-month LIBOR, Expires 10/29/10, Broker, JPMorgan Chase Bank, N.A.	6,900	(740)
Receive a fixed rate of 3.360% and pay a floating rate based on 3-month LIBOR, Expires 8/17/12, Broker, JPMorgan Chase Bank, N.A.	25,000	(1,155,893)
Receive a fixed rate of 3.405% and pay a floating rate based on 3-month LIBOR, Expires 12/23/10, Broker, Morgan Stanley Capital Services, Inc.	20,000	(43,511)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	5,500	(168,589)
Receive a fixed rate of 3.970% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.	4,000	(139,958)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.	11,300	(308,758)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG	5,000	(116,792)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker, Bank of America, N.A.	8,200	(31,361)
Receive a fixed rate of 4.150% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Bank of America, N.A.	6,600	(141,423)
Receive a fixed rate of 4.210% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA	5,400	(168,014)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc	2,800	(94,040)
Receive a fixed rate of 4.463% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, Bank of America, N.A.	8,300	(228,515)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.	11,100	(304,877)
Receive a fixed rate of 4.755% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.	4,500	(241,652)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.	8,600	(174,408)

		(4,363,940)

Total Options Written (Premiums Received — $11,862,102) — (2.5)%		(13,267,899)

Total Investments Net of TBA Sale Commitments and Options Written — 111.3%		581,598,730
Liabilities in Excess of Other Assets — (11.3)%		(58,907,722)

Net Assets — 100.0%		$522,691,008

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,025,147,225

Gross unrealized appreciation	$21,437,289
Gross unrealized depreciation	(4,762,363)

Net unrealized appreciation	$16,674,926

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	Par is less than $500.

(e)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(5,798,968)	$38,360
Barclays Bank Plc	$11,247,362	$(34,857)
BNP Paribas	$(7,072,625)	$156,859

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	$37,080,313	$77,820
Credit Suisse International	$(529,463,202)	$(646,613)
Deutsche Bank AG	$(22,186,063)	$308,156
Goldman Sachs Bank USA	$297,741,471	$1,217,948
JPMorgan Chase Bank, N.A.	$28,641,250	$22,461
Morgan Stanley Capital Services, Inc.	$(4,146,224)	$(1,564)
Nomura Securities International, Inc.	$137,025,353	$335,861
RBC Dain Rauscher, Inc.	$54,586,781	$(124,906)
UBS AG	$13,149,162	$(61,189)
Wells Fargo & Co.	$9,249,338	$13,025

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	All or a portion of security pledged as collateral for reverse repurchase agreements.

•	Investments in companies considered to be an affiliate of the Fund, during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	295,926	(295,926)	—	$437	$29,995

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.24%	8/18/10	Open	$11,515,252	$11,511,875
Credit Suisse International	0.24%	8/18/10	Open	$12,126,243	12,122,688
Bank of America, N.A.	0.10%	9/08/10	Open	$5,747,036	5,746,669
Barclays Bank Plc	0.24%	9/17/10	Open	$14,512,697	14,511,342
Barclays Bank Plc	0.17%	9/22/10	Open	$16,100,684	16,100,000

Total					$59,992,574

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	10,440,425	EUR	8,005,000	Citibank, N.A.	10/14/10	$(285,558)
CHF	2,591,216	EUR	1,955,000	Goldman Sachs Bank USA	10/14/10	(27,572)
CHF	2,513,827	EUR	1,955,000	Royal Bank of Scotland Plc	10/14/10	(106,337)
EUR	1,955,000	CHF	2,513,895	Goldman Sachs Bank USA	10/14/10	106,268
EUR	8,005,000	CHF	10,508,684	Goldman Sachs Bank USA	10/14/10	216,085
EUR	1,955,000	CHF	2,552,370	Royal Bank of Scotland Plc	10/14/10	67,109
EUR	3,920,000	USD	5,122,429	Citibank, N.A.	10/14/10	220,979
EUR	4,370,000	USD	5,579,573	Goldman Sachs Bank USA	10/14/10	377,237
EUR	3,920,000	USD	5,114,229	Royal Bank of Scotland Plc	10/14/10	229,179
EUR	945,000	USD	1,202,550	UBS AG	10/14/10	85,593
JPY	326,412,116	USD	3,905,000	BNP Paribas	10/14/10	5,545
JPY	441,933,740	USD	5,240,000	BNP Paribas	10/14/10	54,539
JPY	330,601,375	USD	3,890,000	BNP Paribas	10/14/10	70,734
JPY	38,150,000	USD	452,783	Citibank, N.A.	10/14/10	4,269
JPY	333,115,605	USD	3,915,000	Citibank, N.A.	10/14/10	75,855
JPY	440,291,250	USD	5,250,000	Credit Agricole SA	10/14/10	24,861
JPY	438,500,982	USD	5,230,000	Morgan Stanley Capital Services, Inc.	10/14/10	23,413
JPY	6,701,040	USD	80,000	Royal Bank of Scotland Plc	10/14/10	281
JPY	337,680,165	USD	3,945,000	Royal Bank of Scotland Plc	10/14/10	100,540
USD	5,100,665	EUR	3,920,000	Citibank, N.A.	10/14/10	(242,743)
USD	5,125,879	EUR	3,920,000	Citibank, N.A.	10/14/10	(217,529)
USD	2,796,593	EUR	2,185,000	Citibank, N.A.	10/14/10	(181,812)
USD	2,804,011	EUR	2,185,000	Goldman Sachs Bank USA	10/14/10	(174,394)
USD	2,620,000	JPY	220,731,070	BNP Paribas	10/14/10	(24,444)
USD	5,280,000	JPY	442,691,040	BNP Paribas	10/14/10	(23,612)
USD	2,620,000	JPY	221,340,220	Citibank, N.A.	10/14/10	(31,742)
USD	5,230,000	JPY	440,360,770	Deutsche Bank AG	10/14/10	(45,694)
USD	5,280,000	JPY	442,065,360	Deutsche Bank AG	10/14/10	(16,116)
USD	2,620,000	JPY	221,080,840	Goldman Sachs Bank USA	10/14/10	(28,635)
USD	2,605,000	JPY	219,888,050	Royal Bank of Scotland Plc	10/14/10	(29,345)
USD	5,200,000	JPY	438,414,860	UBS AG	10/14/10	(52,381)
CAD	550,000	MXN	6,842,825	JPMorgan Chase Bank, N.A.	10/19/10	(7,883)
MXN	13,131,578	ZAR	7,330,000	Citibank, N.A.	10/19/10	(7,840)
ZAR	3,727,000	MXN	6,691,456	JPMorgan Chase Bank, N.A.	10/19/10	2,830
ZAR	3,552,000	MXN	6,327,888	JPMorgan Chase Bank, N.A.	10/19/10	6,609
CNY	1,384,000	USD	206,860	HSBC Securities, Inc.	10/27/10	(8)
CNY	102,135,789	USD	15,095,000	HSBC Securities, Inc.	10/27/10	170,223
USD	7,575,037	CNY	51,586,000	HSBC Securities, Inc.	10/27/10	(135,011)
USD	1,142,249	EUR	887,000	UBS AG	10/27/10	(66,720)
EUR	1,095,000	USD	1,457,817	UBS AG	11/10/10	34,473

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	53

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	5,949,000	USD	8,068,343	UBS AG	11/10/10	$39,085
USD	6,176,890	EUR	4,581,450	Deutsche Bank AG	11/10/10	(66,812)
CZK	22,535,000	EUR	907,002	UBS AG	11/15/10	11,860
CZK	10,076,245	NOK	3,267,000	UBS AG	11/15/10	3,878
CZK	12,190,684	SEK	4,610,000	JPMorgan Chase Bank, N.A.	11/15/10	(8,006)
EUR	988,794	GBP	813,000	Royal Bank of Scotland Plc	11/15/10	70,784
GBP	815,000	CZK	24,576,284	Deutsche Bank AG	11/15/10	(81,078)
NOK	7,380,000	CZK	22,901,616	UBS AG	11/15/10	(16,505)
SEK	9,045,000	CZK	23,668,857	Deutsche Bank AG	11/15/10	29,537
JPY	105,785,000	KRW	1,510,080,875	HSBC Securities, Inc.	11/22/10	(53,451)
KRW	849,929,000	JPY	61,842,252	HSBC Securities, Inc.	11/22/10	2,488
KRW	1,246,422,000	JPY	90,786,868	HSBC Securities, Inc.	11/22/10	2,508
KRW	969,361,000	JPY	70,243,550	HSBC Securities, Inc.	11/22/10	6,298
USD	1,059,041	JPY	90,895,068	Citibank, N.A.	11/22/10	(30,348)
EUR	307,750	HUF	88,350,132	Deutsche Bank AG	11/29/10	(12,986)
EUR	237,475	HUF	66,268,000	Deutsche Bank AG	11/29/10	(689)
EUR	525,359	HUF	150,595,000	Royal Bank of Scotland Plc	11/29/10	(21,057)
HUF	305,832,348	PLN	4,276,000	UBS AG	11/29/10	32,522
PLN	932,000	EUR	234,697	UBS AG	11/29/10	(700)
PLN	3,338,000	EUR	832,238	UBS AG	11/29/10	8,857
USD	781,000	ZAR	5,498,396	Citibank, N.A.	11/29/10	(50)
MXN	15,607,993	CAD	1,250,000	Deutsche Bank AG	12/22/10	16,536
NZD	519,317	USD	380,000	HSBC Securities, Inc.	1/11/11	(2,190)
USD	380,000	IDR	3,416,960,000	HSBC Securities, Inc.	1/11/11	—
USD	245,000	UAH	1,996,750	HSBC Securities, Inc.	1/27/11	(1,646)
USD	120,000	UAH	978,000	HSBC Securities, Inc.	1/27/11	(806)
USD	120,000	UAH	971,400	HSBC Securities, Inc.	1/27/11	9
EUR	1,393,873	CHF	1,845,000	UBS AG	2/17/11	17,730
CNY	25,793,000	USD	3,834,820	HSBC Securities, Inc.	7/27/11	52,477
USD	7,546,979	CNY	50,563,250	HSBC Securities, Inc.	7/27/11	(73,476)
USD	104,769	CNY	692,000	HSBC Securities, Inc.	7/27/11	477

Total						$96,492

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
249	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$30,095,930	$(1,907)
541	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$68,191,359	(74,206)
33	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$4,412,719	23,359
9	Ultra Treasury Bonds	Chicago Board Options	December 2010	$1,271,531	29,806

Total					$(22,948)

•	Financial futures contracts sold as of September 30, 2010 were as follows:

					Unrealized
			Expiration	Notional	Appreciation
Contracts	Issue	Exchange	Date	Value	(Depreciation)
31	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$6,804,016	$18
211	Euro Dollar Futures	Chicago Mercantile	December 2010	$52,560,100	(55,575)
199	Euro Dollar Futures	Chicago Mercantile	March 2011	$49,546,025	(34,036)
194	Euro Dollar Futures	Chicago Mercantile	June 2011	$48,264,775	(65,047)
199	Euro Dollar Futures	Chicago Mercantile	September 2011	$49,461,450	(150,292)
159	Euro Dollar Futures	Chicago Mercantile	December 2011	$39,471,750	(108,022)
99	Euro Dollar Futures	Chicago Mercantile	March 2012	$24,543,337	(33,964)
79	Euro Dollar Futures	Chicago Mercantile	June 2012	$19,555,462	(44,133)
68	Euro Dollar Futures	Chicago Mercantile	September 2012	$16,807,050	(45,565)
58	Euro Dollar Futures	Chicago Mercantile	December 2012	$14,310,050	(45,805)
58	Euro Dollar Futures	Chicago Mercantile	March 2013	$14,286,125	(46,817)
30	Euro Dollar Futures	Chicago Mercantile	June 2013	$7,375,125	(12,780)
17	Euro Dollar Futures	Chicago Mercantile	September 2013	$4,171,163	(4,219)

Total					$(646,237)

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26	%(a)	3-month LIBOR	Deutsche Bank AG	May 2012	USD	9,400	$151,463
1.00	%(a)	3-month LIBOR	Deutsche Bank AG	July 2012	USD	10,400	94,276
0.81	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	2,500	(12,694)
1.67	%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	May 2013	USD	4,700	138,174
1.33	%(a)	3-month LIBOR	Deutsche Bank AG	July 2013	USD	15,100	243,488
2.56	%(b)	3-month LIBOR	Bank of America, N.A.	March 2015	USD	14,200	(779,372)
1.69	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	3,200	(38,049)
1.64	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	USD	12,900	(123,473)
1.64	%(a)	3-month LIBOR	Goldman Sachs Bank USA	August 2015	USD	6,300	58,179
1.62	%(b)	3-month LIBOR	Deutsche Bank AG	August 2015	USD	12,500	(102,301)
1.62	%(b)	3-month LIBOR	Goldman Sachs Bank USA	August 2015	USD	17,800	(146,978)
1.58	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2015	USD	5,000	27,990
1.71	%(b)	3-month LIBOR	Citibank, N.A.	September 2015	USD	14,025	(153,879)
1.69	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	USD	500	4,726
1.52	%(a)	3-month LIBOR	Deutsche Bank AG	September 2015	USD	11,650	4,592
2.79	%(b)	3-month LIBOR	Deutsche Bank AG	June 2017	USD	4,100	(238,311)
2.13	%(b)	3-month LIBOR	Barclays Bank Plc	August 2017	USD	2,900	(24,069)
3.54	%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	USD	2,000	206,233
3.51	%(b)	3-month LIBOR	BNP Paribas	May 2020	USD	3,200	(318,605)
3.16	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	USD	3,200	(215,211)
3.25	%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	May 2020	USD	3,000	(226,288)
3.35	%(b)	3-month LIBOR	Deutsche Bank AG	June 2020	USD	400	(33,196)
3.02	%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	USD	1,400	(69,196)
3.03	%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	USD	2,300	(114,446)
3.08	%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	USD	5,100	(272,784)
3.08	%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2020	USD	6,700	356,169
2.99	%(b)	3-month LIBOR	Citibank, N.A.	July 2020	USD	3,000	(133,811)
2.88	%(a)	3-month LIBOR	Bank of America, N.A.	August 2020	USD	1,200	39,835
2.76	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	USD	1,900	(41,720)
2.72	%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	8,000	143,402
2.61	%(a)	3-month LIBOR	Barclays Bank Plc	August 2020	USD	7,500	56,104
2.58	%(a)	3-month LIBOR	Citibank, N.A.	August 2020	USD	2,700	13,279
2.61	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	USD	1,300	9,051
2.45	%(b)	3-month LIBOR	Citibank, N.A.	August 2020	USD	15,000	107,077
2.50	%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	16,100	52,647

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	55

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.53	%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	3,300	$(2,597)
2.63	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	8,100	(65,316)
2.57	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	USD	15,000	44,431
2.56	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	5,800	(6,830)
2.77	%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	2,700	(53,257)
2.70	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	2,900	(39,296)
2.68	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	3,800	(44,343)
2.80	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	USD	1,600	(35,031)
2.74	%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	3,000	(49,161)
2.75	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	8,300	(145,416)
2.69	%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	7,400	(84,684)
2.62	%(b)	3-month LIBOR	Credit Suisse International	September 2020	USD	4,400	(24,710)
2.70	%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	17,100	219,709
2.70	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	1,900	(23,465)
2.62	%(b)	3-month LIBOR	UBS AG	September 2020	USD	3,300	(18,084)
2.57	%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	3,000	(3,599)
2.60	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	5,800	21,781
2.55	%(b)	3-month LIBOR	UBS AG	September 2020	USD	2,300	2,442
2.49	%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	1,700	11,701
2.50	%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	1,300	(7,770)
2.55	%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	6,820	12,963
2.51	%(a)	3-month LIBOR	Citibank, N.A.	October 2020	USD	2,600	(13,564)
2.59	%(a)	3-month LIBOR	Citibank, N.A.	October 2020	USD	5,100	—
2.58	%(b)	3-month LIBOR	Citibank, N.A.	October 2020	USD	3,400	—
2.54	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	October 2020	USD	5,100	—
3.77	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	October 2024	USD	3,400	(14,527)
3.50	%(b)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	3,100	(106,101)
3.48	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	USD	2,000	(60,176)

Total							$(1,822,598)

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Intermediate Government Bond Portfolio

•	Total return swaps outstanding as of September 30, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Bank of America, N.A.	January 2038	USD	6,346	(36,188)[1]
6.50%	JPMorgan Chase Bank, N.A.	January 2038	USD	9,423	(83,126)[1]
6.50%	Credit Suisse International	January 2038	USD	7,846	(71,667)[1]
6.50%	Credit Suisse International	January 2038	USD	6,808	(10,414)[1]
6.00%	Goldman Sachs Bank USA	January 2039	USD	13,922	— [2]
5.50%	Morgan Stanley Capital Services, Inc.	January 2039	USD	3,878	48,432 [3]
5.50%	Goldman Sachs Bank USA	January 2039	USD	5,132	47,906 [3]
4.50%	Goldman Sachs Bank USA	January 2040	USD	6,276	(13,593)[4]
5.50%	Goldman Sachs Bank USA	January 2040	USD	7,699	125,178 [3]

Total					$6,528

1	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

2	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

3	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

4	Based on the change in the return of the Markit IOS Index referencing the interest component of the 4.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$10,811,259	$190,930	$11,002,189
Corporate Bonds	—	3,767,315	—	3,767,315
Foreign Agency Obligations	—	4,982,776	—	4,982,776
Non-Agency Mortgage-Backed Securities	—	24,715,472	—	24,715,472
Project Loans	—	—	215,288	215,288
U.S. Government Sponsored Agency Securities	—	1,775,366,062	—	1,775,366,062
U.S. Treasury Obligations	—	210,959,142	—	210,959,142
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(1,446,955,522)	—	(1,446,955,522)

Total	—	$583,646,504	$406,218	$584,052,722

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$2,171,668	—	$2,171,668
Interest rate contracts	$76,089	12,810,713	$221,516	13,108,318
Liabilities:
Foreign currency exchange contracts	—	(2,075,176)	—	(2,075,176)
Interest rate contracts	(722,368)	(17,110,209)	(214,988)	(18,047,565)

Total	$(646,279)	$(4,203,004)	$6,528	$(4,842,755)

1	Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	57

Schedule of Investments (concluded)	BlackRock Intermediate Government Bond Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2009	$253,237	$442,947	$696,184
Accrued discounts/premiums	462	1,682	2,144
Net realized gain (loss)	211	(4,771)	(4,560)
Net change in unrealized appreciation/depreciation[2]	13,323	11,953	25,276
Purchases	—	—	—
Sales	(76,303)	(236,523)	(312,826)
Transfers in3	—	—	—
Transfers out[3]	—	—	—

Balance, as of September 30, 2010	$190,930	$215,288	$406,218

2	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $25,276.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Assets/Liabilities:
Balance, as of September 30, 2009	$(489,660)
Accrued discounts/premiums	—
Net realized gain (loss)	(399,187)
Net change in unrealized appreciation/depreciation[4]	895,375
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$6,528

4	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on swaps still held on September 30, 2010 was $6,528.
5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
321 Henderson Receivables I LLC:
Series 2010-2A, Class A, 4.07%, 1/15/28(a)	USD 495	$503,667
Series 2010-1A, Class B, 9.31%, 7/15/61(a)	1,000	1,124,493
AEP Texas Central Transition Funding LLC,
5.31%, 7/01/20	380	452,262
American Express Issuance Trust, Series 2007-2, Class A,
0.51%, 7/15/13(b)	805	806,526
Countrywide Asset-Backed Certificates:
Series 2006-13, Class 3AV2, 0.41%, 1/25/37(b)	725	505,731
Series 2006-11, Class 1AF2, 6.02%, 9/25/46(b)	979	743,252
Daimler Chrysler Auto Trust, Series 2007-A, Class A4,
5.28%, 3/08/13	395	407,693
Ford Credit Auto Lease Trust, Series 2010-A, Class A2,
1.04%, 3/15/13(a)	881	882,936
Ford Credit Auto Owner Trust, Series 2008-A, Class A3A,
3.96%, 4/15/12	149	150,151
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2010-1A, Class A,
4.25%, 1/15/22(a)	1,000	1,006,629
Harley-Davidson Motorcycle Trust, Series 2009-4, Class A3,
1.87%, 2/15/14	1,350	1,365,469
Honda Auto Receivables Owner Trust, Series 2009-3, Class A3,
2.31%, 5/15/13	350	355,238
Nissan Auto Receivables Owner Trust, Series 2009-1, Class A3,
5.00%, 9/15/14	1,761	1,814,685
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.62%, 1/25/18(b)	180	185,468
Series 2010-1, Class A, 0.66%, 3/25/25(b)	617	617,353
Small Business Administration, Series 2002-P10B, Class 1,
5.20%, 8/10/12	18	18,505
USAA Auto Owner Trust, Series 2008-1, Class A3,
4.16%, 4/16/12	50	49,917

Total Asset-Backed Securities — 3.8%		10,989,975

Corporate Bonds
Aerospace & Defense — 0.7%
BAE Systems Holdings, Inc.,
5.20%, 8/15/15(a)	60	66,213
Bombardier, Inc.,
7.75%, 3/15/20(a)	500	540,000
Honeywell, Inc.,
6.63%, 6/15/28	105	130,542
L-3 Communications Corp., Series B,
6.38%, 10/15/15	5	5,156
United Technologies Corp.:
6.70%, 8/01/28	200	253,046
6.13%, 7/15/38	950	1,147,276

		2,142,233

Air Freight & Logistics — 0.3%
United Parcel Service, Inc.,
6.20%, 1/15/38	725	893,740

Airlines — 0.2%
Continental Airlines, Inc.,
7.25%, 11/10/19	525	572,250

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc.,
8.20%, 1/15/39(a)	475	680,193

Capital Markets — 2.5%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	285	309,764
6.15%, 4/01/18	600	665,527
5.38%, 3/15/20	125	131,751
6.00%, 6/15/20	1,050	1,154,881
6.75%, 10/01/37	2,075	2,156,807
Lehman Brothers Holdings, Inc.,
6.88%, 7/17/37(c)(d)	275	27
Morgan Stanley:
6.25%, 8/28/17	895	978,581
7.30%, 5/13/19	870	1,000,657
5.50%, 1/26/20	775	796,585

		7,194,580

Chemicals — 0.1%
The Dow Chemical Co.,
9.40%, 5/15/39	275	389,258

Commercial Banks — 2.9%
Bank of Scotland Plc,	365	377,459
5.00%, 11/21/11(a)
Credit Suisse AG,	470	501,376
5.40%, 1/14/20
Discover Bank,	500	589,977
8.70%, 11/18/19
HSBC Bank USA, N.A.:
4.88%, 8/24/20	725	756,175
5.88%, 11/01/34	250	260,708
HSBC Holdings Plc:
6.50%, 5/02/36	400	445,338
6.50%, 9/15/37	1,175	1,317,680
Itau Unibanco Holding SA/Cayman Island,
5.75%, 1/22/21(a)	700	703,745
JPMorgan Chase Bank, N.A.,
6.00%, 7/05/17	710	803,655
Lloyds TSB Bank Plc,
5.80%, 1/13/20(a)	875	916,633
Nordea Bank AB,
4.88%, 1/27/20(a)	900	976,185
Wachovia Bank N.A.,
6.60%, 1/15/38	605	686,625

		8,335,556

Commercial Services & Supplies — 0.5%
Waste Management, Inc.,
6.13%, 11/30/39	1,300	1,439,555

Communications Equipment — 0.5%
Brocade Communications Systems, Inc.,
6.88%, 1/15/20	500	525,000
Cisco Systems, Inc.:
5.90%, 2/15/39	503	581,315
5.50%, 1/15/40	175	192,382

		1,298,697

Consumer Finance — 0.1%
SLM Corp.:
5.40%, 10/25/11	75	75,775
5.13%, 8/27/12	125	126,366

		202,141

Containers & Packaging — 0.5%
Ball Corp.,
6.75%, 9/15/20	625	662,500
Bemis Co., Inc.,
6.80%, 8/01/19	625	745,247

		1,407,747

Diversified Financial Services — 5.0%
AngloGold Ashanti Holdings Plc,
6.50%, 4/15/40	365	380,350
Bank of America Corp.:
7.38%, 5/15/14	550	632,144
6.00%, 9/01/17	315	341,056
5.75%, 12/01/17	1,460	1,560,965

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	59

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Financial Services (concluded)
7.63%, 6/01/19	USD	225	$266,817
Bank of America, N.A.,
6.10%, 6/15/17		100	106,899
Citigroup, Inc.:
5.30%, 10/17/12		175	186,498
8.13%, 7/15/39		960	1,212,657
ConocoPhillips Canada Funding Co. I,
5.95%, 10/15/36		1,600	1,827,547
Crown Castle Towers LLC,
6.11%, 1/15/20(a)		1,050	1,159,967
FMR LLC,
6.45%, 11/15/39(a)		500	510,495
General Electric Capital Corp.:
5.00%, 12/01/10		125	125,894
5.88%, 2/15/12		725	772,736
5.00%, 4/10/12		30	31,748
5.88%, 1/14/38		2,297	2,332,879
Hutchison Whampoa International Ltd.,
5.75%, 9/11/19(a)		700	777,515
Iberdrola Finance Ireland Ltd.,
5.00%, 9/11/19(a)		850	848,939
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
7.75%, 1/15/16		600	603,000
JPMorgan Chase & Co.,
6.00%, 1/15/18		655	747,996

			14,426,102

Diversified Telecommunication Services — 3.6%
AT&T Inc.:
6.50%, 9/01/37		825	954,486
6.30%, 1/15/38		1,065	1,202,883
6.40%, 5/15/38		850	971,465
6.55%, 2/15/39		425	494,264
Embarq Corp.,		400	425,292
8.00%, 6/01/36
Frontier Communications Corp.,
8.50%, 4/15/20		440	485,650
Qwest Communications International, Inc.,
7.50%, 2/15/14		55	56,100
Qwest Corp.:
3.54%, 6/15/13(b)		30	31,350
6.88%, 9/15/33		475	469,063
Telecom Italia Capital SA:
6.00%, 9/30/34		315	297,155
7.20%, 7/18/36		300	322,587
Telefonica Emisiones SAU:
6.42%, 6/20/16		75	87,905
7.05%, 6/20/36		1,275	1,526,682
Verizon Communications, Inc.:
6.25%, 4/01/37		225	254,263
6.40%, 2/15/38		850	983,091
8.95%, 3/01/39		1,200	1,759,524
Windstream Corp.:
8.13%, 8/01/13		35	37,975
8.63%, 8/01/16		25	26,438

			10,386,173

Electric Utilities — 5.1%
Alabama Power Co.:
5.65%, 3/15/35		250	267,695
6.00%, 3/01/39(e)		725	854,305
American Transmission Systems, Inc.,
5.25%, 1/15/22(a)		825	912,527
Carolina Power & Light Co.,
6.30%, 4/01/38		300	368,933
Columbus Southern Power Co.,
6.60%, 3/01/33		435	528,940
Duke Energy Carolinas LLC:
6.10%, 6/01/37		50	58,972
6.00%, 1/15/38		550	650,877
E.ON International Finance BV,
6.65%, 4/30/38(a)		325	418,872
Florida Power & Light Co.:
4.95%, 6/01/35		45	46,376
5.95%, 2/01/38		995	1,170,109
Florida Power Corp.:
6.35%, 9/15/37		150	183,944
6.40%, 6/15/38		1,175	1,453,309
Massachusetts Electric Co.,
5.90%, 11/15/39(a)		410	465,698
MidAmerican Energy Co.,
5.80%, 10/15/36		1,450	1,631,982
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36		400	457,618
5.95%, 5/15/37		50	56,243
6.50%, 9/15/37		200	240,159
Niagara Mohawk Power Corp.,
4.88%, 8/15/19(a)		475	522,043
Public Service Co. of Colorado,
6.25%, 9/01/37		775	949,401
Southern California Edison Co.,
5.95%, 2/01/38		900	1,066,105
The Toledo Edison Co.:
7.25%, 5/01/20		425	535,213
6.15%, 5/15/37		75	83,252
Virginia Electric & Power Co.:
6.00%, 5/15/37		1,000	1,181,207
8.88%, 11/15/38		475	722,867

			14,826,647

Energy Equipment & Services — 0.6%
Baker Hughes, Inc.,
5.13%, 9/15/40		325	338,483
Halliburton Co.,
7.45%, 9/15/39		500	678,637
Pride International, Inc.,
6.88%, 8/15/20		580	631,475

			1,648,595

Food & Staples Retailing — 1.6%
CVS Caremark Corp.,
6.25%, 6/01/27(e)		1,130	1,288,299
Tesco Plc,
6.15%, 11/15/37(a)		625	745,940
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		375	467,991
6.20%, 4/15/38		1,775	2,140,020

			4,642,250

Food Products — 1.5%
HJ Heinz Finance Co.,
7.13%, 8/01/39(a)		975	1,238,008
Kraft Foods, Inc.:
6.50%, 11/01/31		575	661,122
6.88%, 2/01/38		1,300	1,576,415
6.50%, 2/09/40		705	825,461

			4,301,006

Health Care Equipment & Supplies — 0.9%
CareFusion Corp.,
6.38%, 8/01/19		975	1,160,023
Covidien International Finance SA,
6.55%, 10/15/37		1,225	1,530,724

			2,690,747

Health Care Providers & Services — 0.4%
HCA, Inc.,
7.25%, 9/15/20		665	711,550
UnitedHealth Group, Inc.,
5.80%, 3/15/36		70	73,249

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Health Care Providers & Services (concluded)
WellPoint, Inc.,
6.38%, 6/15/37	USD	275	$306,782

			1,091,581

Hotels, Restaurants & Leisure — 0.2%
Yum! Brands, Inc.,
5.30%, 9/15/19		600	669,138

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc.,
7.38%, 2/01/16		15	15,431

Insurance — 2.6%
Chubb Corp.,
6.00%, 5/11/37		750	862,057
Hartford Life Global Funding Trusts,
0.47%, 6/16/14(b)		925	868,652
Lincoln National Corp.:
6.30%, 10/09/37		75	78,299
7.00%, 6/15/40		480	546,851
Massachusetts Mutual Life Insurance Co.,
8.88%, 6/01/39(a)		550	751,609
MetLife, Inc.,
4.75%, 2/08/21		600	636,542
Pacific Life Insurance Co.,
9.25%, 6/15/39(a)		575	726,589
Prudential Financial, Inc.,
6.63%, 12/01/37		1,770	1,994,627
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(a)		750	922,934

			7,388,160

IT Services — 0.2%
International Business Machines Corp.,
5.60%, 11/30/39		620	713,460

Media — 6.5%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13		120	139,355
Comcast Corp.:
7.05%, 3/15/33		25	29,285
6.50%, 11/15/35		20	22,357
6.95%, 8/15/37		1,845	2,163,429
6.40%, 5/15/38		1,250	1,382,454
Cox Communications, Inc.:
7.75%, 11/01/10		25	25,121
6.95%, 6/01/38(a)		400	467,270
8.38%, 3/01/39(a)		1,110	1,490,090
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6.00%, 8/15/40		550	568,026
Discovery Communications LLC,
6.35%, 6/01/40		475	530,670
Grupo Televisa SA,
6.63%, 1/15/40		825	938,507
NBC Universal, Inc.,
5.95%, 4/01/41(a)		1,700	1,748,639
News America Holdings, Inc.,
8.15%, 10/17/36		45	56,678
News America, Inc.:
7.63%, 11/30/28		65	77,859
6.40%, 12/15/35		250	277,243
6.65%, 11/15/37		1,710	1,966,994
6.90%, 8/15/39		650	765,985
Shaw Communications, Inc.:
5.65%, 10/01/19	CAD	675	698,906
6.75%, 11/09/39		675	689,820
TCI Communications, Inc.,
8.75%, 8/01/15	USD	100	125,868
Thomson Reuters Corp.,
5.85%, 4/15/40		525	581,476
Time Warner Cable, Inc.:
5.00%, 2/01/20		425	455,146
6.55%, 5/01/37		1,300	1,466,115
7.30%, 7/01/38		300	368,503
Time Warner Cos., Inc.,
7.57%, 2/01/24		15	18,821
Time Warner Entertainment Co. LP,
8.38%, 3/15/23		25	32,975
Time Warner, Inc.:
7.63%, 4/15/31		15	18,598
7.70%, 5/01/32		775	968,455
6.50%, 11/15/36		600	672,871

			18,747,516

Metals & Mining — 1.3%
Anglo American Capital Plc,
9.38%, 4/08/19(a)		785	1,058,551
Barrick Australia Finance Pty Ltd.,
5.95%, 10/15/39		170	192,865
Barrick North America Finance LLC,
7.50%, 9/15/38		550	726,375
Newmont Mining Corp.,
6.25%, 10/01/39		475	544,544
Rio Tinto Finance USA Ltd.,
9.00%, 5/01/19		420	586,102
Teck Resources Ltd.,
6.00%, 8/15/40		650	681,810

			3,790,247

Multiline Retail — 0.2%
Target Corp.:
6.50%, 10/15/37		150	183,644
7.00%, 1/15/38		250	322,370

			506,014

Multi-Utilities — 0.1%
Sempra Energy,
6.00%, 10/15/39		375	423,479

Oil, Gas & Consumable Fuels — 6.0%
Anadarko Petroleum Corp.,
6.45%, 9/15/36		1,575	1,576,895
Apache Corp.,
5.10%, 9/01/40		300	301,815
Arch Western Finance LLC,
6.75%, 7/01/13		28	28,315
Canadian Natural Resources Ltd.:
6.25%, 3/15/38		975	1,120,888
6.75%, 2/01/39		725	887,058
Cenovus Energy, Inc.,
6.75%, 11/15/39		190	229,400
Chesapeake Energy Corp.,
6.63%, 8/15/20		450	470,250
ConocoPhillips,
5.90%, 10/15/32		800	914,091
DCP Midstream LLC,
5.35%, 3/15/20(a)		700	757,274
El Paso Natural Gas Co.,
8.63%, 1/15/22		800	987,538
EnCana Corp.,
6.30%, 11/01/11		70	73,858
Enterprise Products Operating LLC:
5.25%, 1/31/20		1,150	1,245,027
6.45%, 9/01/40		950	1,056,071
Kinder Morgan Energy Partners LP,
6.50%, 9/01/39		1,175	1,270,432
Nexen, Inc.,
7.50%, 7/30/39		270	331,754
ONEOK Partners LP,
6.65%, 10/01/36		275	308,659
Overseas Shipholding Group, Inc.,
7.50%, 2/15/24		15	12,975
Shell International Finance BV,
6.38%, 12/15/38		715	906,541
Statoil ASA,
5.25%, 4/15/19		825	957,890
Tennessee Gas Pipeline Co.,
7.00%, 10/15/28		15	16,398
TransCanada PipeLines Ltd.,
7.63%, 1/15/39		800	1,066,826
Transocean, Inc.,
6.80%, 3/15/38		775	794,693
Valero Energy Corp.,
6.63%, 6/15/37		1,000	1,004,243
The Williams Cos., Inc.,
7.50%, 1/15/31		267	302,100
Williams Partners LP:
5.25%, 3/15/20		600	652,245
6.30%, 4/15/40		175	192,914

			17,466,150

Paper & Forest Products — 0.5%
International Paper Co.,
7.50%, 8/15/21		1,325	1,585,115

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	61

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.,	USD	575	$690,779
6.13%, 5/01/38
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38		1,000	1,243,067
Merck & Co, Inc.,
6.55%, 9/15/37		1,300	1,680,073
Roche Holdings, Inc.,
7.00%, 3/01/39(a)		575	771,108
Teva Pharmaceutical Finance Co. LLC,
6.15%, 2/01/36		1,175	1,412,196
Wyeth:
6.00%, 2/15/36		200	235,298
5.95%, 4/01/37		1,050	1,238,762

			7,271,283

Software — 0.7%
Oracle Corp.:
5.75%, 4/15/18		350	416,156
6.13%, 7/08/39		400	475,807
5.38%, 7/15/40(a)		1,100	1,183,136

			2,075,099

Specialty Retail — 0.3%
The Home Depot, Inc.:
5.88%, 12/16/36		475	506,392
5.40%, 9/15/40		375	376,647

			883,039

Tobacco — 0.3%
Altria Group, Inc.,
9.95%, 11/10/38		600	864,567
Philip Morris International, Inc.,
6.38%, 5/16/38		50	61,621

			926,188

Wireless Telecommunication Services — 2.0%
Alltel Corp.,
7.88%, 7/01/32		1,075	1,431,670
America Movil SAB de CV:
5.00%, 10/16/19		350	375,017
6.13%, 11/15/37		750	829,524
Rogers Communications, Inc.:
7.50%, 3/15/15		25	30,560
7.50%, 8/15/38		425	556,671
SBA Tower Trust,
4.25%, 4/15/15(a)		900	956,999
Vodafone Group Plc,
6.15%, 2/27/37		1,285	1,504,825

			5,685,266

Total Corporate Bonds — 50.6%			146,714,636

Foreign Agency Obligations
CDP Financial, Inc.,
4.40%, 11/25/19(a)		1,200	1,278,293
EDF SA,
5.60%, 1/27/40(a)		560	621,721
Petrobras International Finance Co.,
6.88%, 1/20/40		1,875	2,146,391

Total Foreign Agency Obligations — 1.4%			4,046,405

Foreign Government Obligations
Brazil — 1.0%
Federative Republic of Brazil,
7.13%, 1/20/37		2,200	2,893,000

Indonesia — 0.3%
Republic of Indonesia,
5.88%, 3/13/20(a)		625	721,125

Israel — 0.1%
AID-Israel,
5.50%, 9/18/23		325	401,140

Mexico — 0.2%
United Mexican States,
6.05%, 1/11/40		510	583,950

Poland — 0.1%
Poland Government International Bond,
6.38%, 7/15/19		250	294,543

Total Foreign Government Obligations — 1.7%			4,893,758

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.2%
American General Mortgage Loan Trust, Series 2010-1A, Class A1,
5.15%, 3/25/40(a)(b)		1,798	1,847,305
Banc of America Alternative Loan Trust, Series 2004-7, Class 4A1,
5.00%, 8/25/19		89	90,381
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1,
2.65%, 10/25/35(b)		1,035	873,371
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A17,
6.00%, 6/25/35		429	386,879
Credit Suisse Mortgage Capital Certificates:
Series 2009-13R, Class 3A1, 5.47%, 11/26/36(a)(b)		487	479,403
Series 2009-16R, Class 2A1, 5.56%, 1/26/37(a)(b)		1,311	1,291,315
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1,
5.25%, 7/25/35(b)		363	354,105
Homebanc Mortgage Trust, Series 2006-2, Class A1,
0.44%, 12/25/36(b)		179	129,654
Structured Asset Securities Corp., Series 2005-5, Class 2A4,
5.50%, 4/25/35		1,124	1,055,746

			6,508,159

Commercial Mortgage-Backed Securities — 3.2%
Banc of America Commercial Mortgage, Inc.:
Series 2002-PB2, Class A4, 6.19%, 1/11/12		269	281,651
Series 2002-2, Class A3, 5.12%, 7/11/43		260	271,121
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A2,
5.56%, 10/15/48		2,500	2,667,383
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A2,
5.00%, 6/10/44		155	155,579
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CKN5, Class A4, 5.44%, 9/15/34		1,101	1,129,988
Series 2002-CP5, Class A2, 4.94%, 12/15/35		370	393,101
First Union National Bank Commercial Mortgage, Series 2001-C4, Class A2,
6.22%, 12/12/33		349	361,975
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3,
4.58%, 6/10/48		240	248,920
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB,
4.62%, 8/10/42		226	235,989
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2,
5.05%, 12/12/34		1,730	1,840,269
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2,
4.89%, 9/15/30		1,088	1,127,343

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2,
4.78%, 3/15/42	USD	470	$470,239

			9,183,558

Total Non-Agency Mortgage-Backed Securities — 5.4%			15,691,717

	Par (000)/ Shares
Preferred Securities
Capital Trusts
Commercial Banks — 0.2%
Royal Bank of Scotland Group Plc,
7.64%(b)(f)		1,000	742,500

Diversified Financial Services — 1.5%
Capital One Capital V,
10.25%, 8/15/39		905	979,663
Credit Suisse Guernsey,
5.86%(b)(f)		160	152,100
JPMorgan Chase & Co.,
7.90%(b)(f)		425	455,443
JPMorgan Chase Capital XXV,
6.80%, 10/01/37		1,945	1,976,923
Lehman Brothers Holdings Capital Trust VII,
5.86%(c)(d)(f)		20	2
USB Capital XIII Trust,
6.63%, 12/15/39		700	715,925

			4,280,056

Insurance — 1.6%
The Allstate Corp.,
6.50%, 5/15/57(b)		900	834,750
Chubb Corp.,
6.38%, 3/29/67(b)		75	73,875
Lincoln National Corp.,
7.00%, 5/17/66(b)		850	799,000
6.05%, 4/20/67(b)		320	279,200
MetLife, Inc.,
6.40%, 12/15/36		1,000	935,000
New York Life Insurance Co.,
6.75%, 11/15/39(a)		625	770,952
Reinsurance Group of America, Inc.,
6.75%, 12/15/65(b)		50	44,013
The Travelers Cos., Inc.,
6.25%, 3/15/37(b)		895	859,200

			4,595,990

Total Capital Trusts — 3.3%			9,618,546

Preferred Stocks
Diversified Financial Services — 0.5%
Citigroup Capital XIII,
0.05%		50	1,295,000

Total Preferred Securities — 3.8%			10,913,546

Taxable Municipal Bonds
Belvoir Land LLC, Series A-1,
5.27%, 12/15/47(a)		25	21,085
Chicago Transit Authority RB,
6.20%, 12/01/40		525	532,896

	Par (000)
City of New York GO,
5.85%, 6/01/40	USD	500	524,970
Irwin Land LLC,
5.03%, 12/15/25(a)		25	23,806
Los Angeles Department of Airports RB,
6.58%, 5/15/39		700	786,758
Los Angeles Department of Water & Power RB,
5.72%, 7/01/39		1,025	1,058,056
Metropolitan Transportation Authority, New York RB:
7.34%, 11/15/39		1,250	1,572,200
6.69%, 11/15/40		950	1,030,531
Municipal Electric Authority of Georgia RB,
6.64%, 4/01/57		1,150	1,234,088
State of California GO:
7.55%, 4/01/39		1,800	1,964,178
7.30%, 10/01/39		775	821,740
7.35%, 11/01/39		300	319,971
State of Illinois GO:
5.10%, 6/01/33		700	589,869
6.73%, 4/01/35		775	772,156

Total Taxable Municipal Bonds — 3.9%			11,252,304

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.4%
Fannie Mae:
4.65%, 10/09/19(e)(g)(h)		4,590	3,030,176
7.13%, 1/15/30(e)		695	994,091
7.25%, 5/15/30		360	523,893
5.63%, 7/15/37		500	614,820
Federal Home Loan Bank,
5.25%, 12/09/22		325	388,330
Small Business Administration Participation Certificates, Series 2004-P10A, Class 1,
4.50%, 2/01/14		45	47,267
Tennessee Valley Authority,
5.25%, 9/15/39		1,115	1,294,106

			6,892,683

Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23		279	299,358
Series 2005-80, Class PB, 5.50%, 4/25/30		55	55,749

			355,107

Mortgage-Backed Securities — 0.4%
Fannie Mae Mortgage-Backed Securities:
7.00%, 1/01/31		7	7,557
2.69%, 1/01/35(b)		113	117,682
2.71%, 2/01/35(b)		510	528,735
5.00%, 10/01/40(i)		100	105,250
5.50%, 10/01/40(i)		100	106,281
6.00%, 10/01/40(i)		100	107,375
Freddie Mac Mortgage-Backed Securities,
7.00%, 12/01/29-4/01/32		17	19,110
Ginnie Mae Mortgage-Backed Securities:
7.00%, 9/15/31-5/15/32		31	35,665
5.50%, 4/15/33-8/15/33		44	47,496
1.88%, 5/20/34(b)		105	107,341

			1,182,492

Total U.S. Government Sponsored Agency Securities — 2.9%			8,430,282

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	63

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Treasury Obligations
U.S. Treasury Bonds:
7.25%, 8/15/22	USD	5,000	$7,249,220
6.13%, 11/15/27		3,775	5,212,448
5.25%, 2/15/29		6,875	8,688,281
4.50%, 2/15/36		9,025	10,377,342
4.38%, 11/15/39-5/15/40		17,260	19,380,424
4.63%, 2/15/40		4,480	5,234,602
3.88%, 8/15/40		1,800	1,860,750
U.S. Treasury Notes:
0.63%, 7/31/12		3,900	3,916,302
1.75%, 7/31/15(j)		8,300	8,499,698
2.63%, 8/15/20(j)		5,260	5,309,313
U.S. Treasury Strips,
0.00%, 8/15/20-11/15/39(g)		21,095	9,322,156

Total U.S. Treasury Obligations — 29.4%			85,050,536

Total Long-Term Investments (Cost — $267,787,596) — 102.9%			297,983,159

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(k)(l)		1,515,742	1,515,742

Total Short-Term Securities (Cost — $1,515,742) — 0.5%			1,515,742

	Notional Amount (000)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 5.860% and pay a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker, JPMorgan Chase Bank, N.A.	USD	1,000	262,168
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		6,400	468,883
Receive a fixed rate of 3.715% and pay a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker, Deutsche Bank AG		7,700	569,801
Receive a fixed rate of 4.040% and pay a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker, Royal Bank of Scotland Plc		10,000	1,143,981
Receive a fixed rate of 4.215% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker, Credit Suisse International		4,100	530,404
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		1,700	206,117
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		6,900	931,001
Receive a fixed rate of 5.280% and pay a floating rate based on 3-month LIBOR, Expires 11/19/10, Broker, Barclays Bank Plc		700	167,762

			4,280,117

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		6,400	220,037
Pay a fixed rate of 3.715% and receive a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker, Deutsche Bank AG		7,700	262,725
Pay a fixed rate of 4.040% and receive a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker, Royal Bank of Scotland Plc		10,000	38,210
Pay a fixed rate of 4.215% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker, Credit Suisse International		4,100	10,632
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		1,700	26,531
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		6,900	243,488
Pay a fixed rate of 5.280% and receive a floating rate based on 3-month LIBOR, Expires 11/19/10, Broker, Barclays Bank Plc		700	—
Pay a fixed rate of 5.860% and receive a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker, JPMorgan Chase Bank, N.A.		1,000	690

			802,313

Total Options Purchased (Cost — $3,767,703) — 1.7%			5,082,430

Total Investments Before Options Written (Cost — $273,071,041*) — 105.1%			304,581,331

Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.770% and receive a floating rate based on 3-month LIBOR, Expires 5/27/11, Broker, Royal Bank of Scotland Plc		8,000	(733,231)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		2,600	(300,582)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		5,000	(579,389)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		5,000	(428,459)
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker, Deutsche Bank AG		2,000	(204,328)
Pay a fixed rate of 4.495% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker, JPMorgan Chase Bank, N.A.		3,000	(412,370)

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Long Duration Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.	USD	4,500	$(665,297)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.		2,500	(500,945)
Pay a fixed rate of 5.240% and receive a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG		7,000	(967,013)

			(4,791,614)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		11,200	(2)
Receive a fixed rate of 3.770% and pay a floating rate based on 3-month LIBOR, Expires 5/27/11, Broker, Royal Bank of Scotland Plc		8,000	(58,235)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.		6,100	(166,675)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		2,600	(10,290)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		5,000	(19,525)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		5,000	(206,761)
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker, Deutsche Bank AG		2,000	(43,013)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.		5,900	(162,052)
Receive a fixed rate of 4.495% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker, JPMorgan Chase Bank, N.A.		3,000	(25,468)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		4,500	(91,260)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.		2,500	(1,821)
Receive a fixed rate of 5.240% and pay a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG		7,000	(237,155)

			(1,022,257)

Total Options Written (Premiums Received — $4,347,250) — (2.0)%			(5,813,871)

Total Investments Net of Options Written — 103.1%			298,767,460
Liabilities in Excess of Other Assets — (3.1)%			(9,092,807)

Net Assets — 100.0%			$289,674,653

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$273,674,372

Gross unrealized appreciation	$32,778,321
Gross unrealized depreciation	(1,871,362)

Net unrealized appreciation	$30,906,959

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	$106,281	$(344)
JPMorgan Chase Bank, N.A.	$105,250	$(516)
Morgan Stanley Capital Services, Inc.	$107,375	$12

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(k)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,771,301	(7,255,559)	1,515,742	$11	$10,302

(l)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.10%	8/25/10	Open	$1,979,453	$1,979,250
JPMorgan Chase Bank, N.A.	0.14%	8/30/10	Open	$3,349,917	3,349,500
Barclays Bank Plc	0.17%	9/22/10	Open	$3,330,829	3,330,688

Total					$8,659,438

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	65

Schedule of Investments (continued)	BlackRock Long Duration Portfolio

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	1,272,374	CAD	1,343,500	Deutsche Bank AG	10/20/10	$(32,801)

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
81	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$17,778,234	$8,284
406	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$54,289,813	99,519
51	Ultra Treasury Bonds	Chicago Board Options	December 2010	$7,205,344	(17,374)

Total					$90,429

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
90	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$10,878,047	$(22,906)
28	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$3,529,312	(33,785)

Total					$(56,691)

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.79%(a)	3-month LIBOR	Deutsche Bank AG	July 2012	USD	8,800	$(40,856)
0.85%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	8,700	(50,184)
0.81%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	8,700	(44,173)
0.76%(a)	3-month LIBOR	Credit Suisse International	August 2012	USD	5,900	(23,436)
0.68%(b)	3-month LIBOR	UBS AG	September 2012	USD	8,200	13,954
0.60%(a)	3-month LIBOR	Citibank, N.A.	October 2012	USD	17,200	(136)
2.38%(b)	3-month LIBOR	BNP Paribas	June 2015	USD	8,800	$449,030
1.67%(a)	3-month LIBOR	Bank of America, N.A.	August 2015	USD	2,100	(23,139)
1.69%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	1,700	(20,214)
1.64%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	USD	7,000	(67,000)
1.66%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	6,200	(63,476)
1.72%(b)	3-month LIBOR	Deutsche Bank AG	September 2015	USD	4,800	57,668
3.95%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2020	USD	2,500	(359,893)
3.01%(a)	3-month LIBOR	Deutsche Bank AG	July 2020	USD	2,900	(139,758)
3.65%(a)	3-month LIBOR	Royal Bank of Scotland Plc	July 2020	USD	1,500	(149,712)
2.88%(b)	3-month LIBOR	Bank of America, N.A.	August 2020	USD	600	19,918
2.68%(b)	3-month LIBOR	Citibank, N.A.	August 2020	USD	400	5,735
2.57%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	900	3,963
2.56%(b)	3-month LIBOR	Credit Suisse International	August 2020	USD	700	1,745
2.50%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	9,000	29,430
2.82%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	400	(9,593)
2.68%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	2,100	(24,505)
2.77%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	6,000	115,207
2.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	2,300	(28,405)
2.55%(a)	3-month LIBOR	UBS AG	September 2020	USD	1,200	1,273

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Long Duration Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.05%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	June 2040	USD	1,900	$287,422
3.50%(a)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	1,700	(58,184)
3.31%(a)	3-month LIBOR	Citibank, N.A.	October 2040	USD	1,500	7,877

Total						$(109,442)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues - sold protection outstanding as of September 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
MetLife, Inc.	5.00%	Deutsche Bank AG	June 2015	A-	USD	575	$32,639

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$10,989,975	—	$10,989,975
Corporate Bonds	—	146,714,636	—	146,714,636
Foreign Agency Obligations	—	4,046,405	—	4,046,405
Foreign Government Obligations	—	4,893,758	—	4,893,758
Non-Agency Mortgage-Backed Securities	—	13,920,999	$1,770,718	15,691,717
Preferred Securities	$1,295,000	9,618,546	—	10,913,546
Taxable Municipal Bonds	—	11,252,304	—	11,252,304
U.S. Government Sponsored Agency Securities	—	8,430,282	—	8,430,282
U.S. Treasury Obligations	—	85,050,536	—	85,050,536
Short-Term Securities	1,515,742	—	—	1,515,742

Total	$2,810,742	$294,917,441	$1,770,718	$299,498,901

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$32,639	—	$32,639
Interest rate contracts	$107,803	6,075,652	—	6,183,455
Liabilities:
Foreign currency exchange contracts	—	(32,801)	—	(32,801)
Interest rate contracts	(74,065)	(6,916,535)	—	(6,990,600)

Total	$33,738	$(841,045)	—	$(807,307)

1	Derivative financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, options purchased and options written. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	67

Schedule of Investments (concluded)	BlackRock Long Duration Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Non-Agency Mortgage-Backed Securities
Assets:
Balance, as of September 30, 2009	—
Accrued discounts/premiums	$226
Net realized gain (loss)	1,894
Net change in unrealized appreciation/depreciation[2]	(217,696)
Purchases	2,102,952
Sales	(116,658)
Transfers in3	—
Transfers out[3]	—

Balance, as of September 30, 2010	$1,770,718

2	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $(217,696).

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Assets:
Balance, as of September 30, 2009	$167,778
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(167,778)
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$—

4	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
321 Henderson Receivables I LLC:
Series 2010-2A, Class A, 4.07%, 1/15/28(a)	USD	495	$503,667
Series 2010-1A, Class A, 5.56%, 8/15/35(a)		1,825	1,986,501
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1,
0.56%, 11/25/34(b)		1,373	1,262,002
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)		1,182	1,182,504
Capital One Multi-Asset Execution Trust:
Series 2004-A8, Class A8, 0.39%, 8/15/14(b)		635	634,345
Series 2006-A5, Class A5, 0.32%, 1/15/16(b)		460	455,665
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1,
0.31%, 10/25/36(b)		273	268,264
Conseco Financial Corp., Series 1996-7, Class A6,
7.65%, 10/15/27(b)		819	830,684
Countrywide Asset-Backed Certificates, Series 2004-14, Class A4,
0.54%, 6/25/35(b)		181	173,460
Daimler Chrysler Auto Trust, Series 2006-D, Class A4,
4.94%, 2/08/12		2,106	2,107,719
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B,
2.76%, 5/15/13(b)		8,405	8,521,376
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	898	1,241,811
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.37%, 7/25/37(b)	USD	588	579,099
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.62%, 11/25/35(b)		1,702	506,246
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		30	30,443
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.37%, 8/15/13(a)		1,200	1,203,547
Series 2010-A, Class A3, 1.83%, 11/17/14(a)		930	940,056
Series 2010-A, Class A4, 2.39%, 6/15/17(a)		470	479,007
SLM Student Loan Trust:
Series 2010-C, Class A1, 1.91%, 12/15/17(a)(b)		1,275	1,275,835
Series 2008-5, Class A3, 1.62%, 1/25/18(b)		2,410	2,483,213
Series 2005-4, Class A2, 0.58%, 4/26/21(b)		1,181	1,178,009
Series 2008-5, Class A4, 2.20%, 7/25/23(b)		4,810	5,038,998
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.92%, 1/21/11(a)(b)		1	1,265
Structured Asset Securities Corp., Series 2007-BC1, Class A2,
0.31%, 2/25/37(b)		1,216	1,169,309
USAA Auto Owner Trust, Series 2006-4, Class A4,
4.98%, 10/15/12		2,266	2,269,844

Total Asset-Backed Securities — 7.3%			36,322,869

Corporate Bonds
Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12		4,270	4,433,473

Capital Markets — 2.7%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		1,475	1,603,166
3.70%, 8/01/15		1,080	1,104,960
5.38%, 3/15/20(c)		1,750	1,844,521
6.00%, 6/15/20		690	758,922
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(d)(e)		2,275	227
Morgan Stanley:
5.05%, 1/21/11		270	273,563
2.88%, 5/14/13(b)		1,070	1,090,428
4.20%, 11/20/14(c)		2,250	2,332,622
4.00%, 7/24/15		540	550,336
6.25%, 8/28/17		340	371,752
5.63%, 9/23/19		925	963,065
UBS AG,
2.25%, 8/12/13		2,650	2,676,831

			13,570,393

Commercial Banks — 2.3%
Cie de Financement Foncier,
2.50%, 9/16/15(a)		1,800	1,810,264
HSBC Bank Plc,
3.50%, 6/28/15(a)		1,120	1,174,837
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17		1,535	1,737,479
6.00%, 10/01/17(c)		2,335	2,650,477
Stadshypotek AB,
1.45%, 9/30/13(a)		2,130	2,136,959
The Toronto-Dominion Bank,
2.20%, 7/29/15(a)		1,775	1,798,805

			11,308,821

Diversified Financial Services — 2.5%
AngloGold Ashanti Holdings Plc,
5.38%, 4/15/20		380	401,996
Bank of America Corp.:
6.00%, 9/01/17		670	725,420
5.75%, 12/01/17(c)		1,085	1,160,032
5.63%, 7/01/20		930	982,730
BP Capital Markets Plc,
3.13%, 3/10/12		2,155	2,197,201
Citigroup, Inc.:
4.75%, 5/19/15		790	831,153
5.38%, 8/09/20		940	972,554
Crown Castle Towers LLC,
6.11%, 1/15/20(a)		2,135	2,358,599
General Electric Capital Corp.:
5.50%, 1/08/20		1,300	1,422,080
4.38%, 9/16/20		1,230	1,234,555
JPMorgan Chase & Co.,
0.96%, 2/26/13(b)		445	446,718

			12,733,038

Diversified Telecommunication Services — 1.3%
AT&T Inc.,
6.50%, 9/01/37		600	694,172
BellSouth Telecommunications, Inc.,
0.00%, 12/15/95(f)		900	661,987
Telecom Italia Capital SA,
5.25%, 10/01/15		1,000	1,079,136
Telefonica Emisiones SAU:
4.95%, 1/15/15		900	984,764
6.42%, 6/20/16		600	703,241
Verizon Communications, Inc.,
8.75%, 11/01/18(c)		1,531	2,083,264
Verizon New England, Inc.,
7.88%, 11/15/29		200	231,321

			6,437,885

Electric Utilities — 0.8%
Florida Power & Light Co.,
4.95%, 6/01/35		600	618,347

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	69

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Electric Utilities (concluded)
Florida Power Corp.:
6.65%, 7/15/11	USD	960	$1,003,720
5.90%, 3/01/33		175	200,241
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		325	365,579
6.50%, 9/15/37		875	1,050,697
PacifiCorp,
6.25%, 10/15/37		700	848,163

			4,086,747

Food Products — 0.5%
Kraft Foods, Inc.:
5.38%, 2/10/20		1,710	1,910,154
6.50%, 2/09/40		530	620,559

			2,530,713

Health Care Equipment & Supplies — 0.3%
CareFusion Corp.,
6.38%, 8/01/19		850	1,011,302
Covidien International Finance SA,
2.80%, 6/15/15		330	341,963

			1,353,265

Insurance — 2.3%
Manulife Financial Corp.,
3.40%, 9/17/15		1,030	1,039,820
MetLife, Inc.:
6.38%, 6/15/34		350	400,856
5.88%, 2/06/41		325	353,506
Metropolitan Life Global Funding I:
2.50%, 1/11/13(a)		3,830	3,921,729
5.13%, 4/10/13(a)(c)		2,750	2,993,086
Prudential Financial, Inc.,
4.75%, 9/17/15		1,825	1,973,679
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(a)		745	916,781

			11,599,457

Life Sciences Tools & Services — 0.1%
Life Technologies Corp.,
6.00%, 3/01/20		635	719,336

Media — 1.8%
Comcast Corp.,
6.95%, 8/15/37		695	814,950
Cox Communications, Inc.,
8.38%, 3/01/39(a)		1,125	1,510,226
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6.00%, 8/15/40		310	320,160
Discovery Communications LLC,
3.70%, 6/01/15		680	720,553
NBC Universal, Inc.:
5.15%, 4/30/20(a)		985	1,063,727
4.38%, 4/01/21(a)		1,305	1,320,900
News America, Inc.:
7.13%, 4/08/28		300	342,132
7.63%, 11/30/28		1,150	1,377,508
TCI Communications, Inc.,
7.13%, 2/15/28		620	709,822
Time Warner Cable, Inc.,
5.00%, 2/01/20		470	503,338
Time Warner, Inc.:
4.70%, 1/15/21		280	296,684
6.10%, 7/15/40		190	204,596

			9,184,596

Oil, Gas & Consumable Fuels — 1.2%
Canadian Natural Resources Ltd.,
6.50%, 2/15/37		900	1,061,276
Cenovus Energy, Inc.,
6.75%, 11/15/39		810	977,968
Enterprise Products Operating LLC,
6.13%, 10/15/39		675	726,549
Kinder Morgan Energy Partners LP,
5.30%, 9/15/20		740	797,483
Rockies Express Pipeline LLC,
3.90%, 4/15/15(a)		995	995,397
Valero Energy Corp.,
6.63%, 6/15/37		1,200	1,205,092

			5,763,765

Paper & Forest Products — 0.1%
International Paper Co.,
7.30%, 11/15/39		520	582,135

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC,
5.75%, 5/01/40		770	849,753

Tobacco — 0.5%
Philip Morris International, Inc.:
6.88%, 3/17/14		900	1,061,108
4.50%, 3/26/20		1,100	1,200,099

			2,261,207

Wireless Telecommunication Services — 0.6%
Vodafone Group Plc,
4.15%, 6/10/14(c)		2,850	3,078,222

Total Corporate Bonds — 18.1%			90,492,806

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(a)		1,975	2,099,488
Bank Nederlandse Gemeenten,
1.75%, 10/06/15(a)		3,390	3,379,796
CDP Financial, Inc.,
3.00%, 11/25/14(a)		2,915	3,027,015
Dexia Credit Local SA,
2.00%, 3/05/13(a)		1,555	1,566,728
Eksportfinans ASA:
1.88%, 4/02/13		4,115	4,203,592
3.00%, 11/17/14		2,225	2,346,051
2.00%, 9/15/15		3,215	3,222,980
5.50%, 5/25/16		1,625	1,897,826
Japan Finance Corp.,
2.00%, 6/24/11		1,425	1,439,826
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		885	898,508
2.75%, 9/08/20		390	392,462
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		630	678,796
4.38%, 1/15/13		405	437,464
4.13%, 7/15/13		185	200,754
4.00%, 2/02/15		365	403,365
Pemex Finance Ltd.,
9.03%, 2/15/11		351	356,634
Petrobras International Finance Co.:
5.88%, 3/01/18		115	127,787
5.75%, 1/20/20		2,610	2,889,387
Qatari Diar Finance QSC,
3.50%, 7/21/15(a)		490	500,212

Total Foreign Agency Obligations — 6.0%			30,068,671

Foreign Government Obligations
Canada — 0.8%
Province of Ontario Canada:
1.88%, 11/19/12		1,765	1,806,564
4.10%, 6/16/14		1,875	2,059,747

			3,866,311

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Government Obligations
Israel — 1.2%
AID-Israel, 5.50%, 9/18/23	USD	5,000	$6,171,385

Mexico — 0.2%
United Mexican States:
5.63%, 1/15/17		495	566,280
5.13%, 1/15/20		320	357,600

			923,880

Total Foreign Government Obligations — 2.2%			10,961,576

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 6.8%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A,
1.52%, 2/17/15(a)(b)		2,070	2,052,534
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		3,768	3,395,941
Series 2006-OA21, Class A1, 0.45%, 3/20/47(b)		1,836	1,002,452
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2007-J3, Class A10, 6.00%, 7/25/37		3,411	2,851,724
Series 2006-OA5, Class 2A1, 0.46%, 4/25/46(b)		785	453,905
Series 2006-OA5, Class 3A1, 0.46%, 4/25/46(b)		1,396	859,907
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		726	595,491
First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1,
2.43%, 10/25/34(b)		2,157	1,849,457
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1,
5.52%, 8/25/35(b)		591	563,418
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1,
5.25%, 7/25/35(b)		998	973,787
Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A,
0.59%, 9/19/35(b)		196	122,568
Holmes Master Issuer Plc, Series 2007-2A, Class 3A1,
0.61%, 7/15/21(b)		950	940,655
Homebanc Mortgage Trust, Series 2005-4, Class A1,
0.53%, 10/25/35(b)		1,831	1,353,783
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		333	313,132
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		379	360,112
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1,
0.48%, 2/25/46(b)		1,063	431,544
Station Place Securitization Trust, Series 2009-1, Class A,
1.76%, 1/25/40(a)(b)		2,390	2,390,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1,
5.58%, 4/25/47(b)		4,398	3,323,574
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A,
1.16%, 5/25/47(b)		903	577,738
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR2, Class 2A5, 4.34%, 3/25/36(b)		2,354	2,002,491
Series 2006-AR12, Class 2A1, 5.97%, 9/25/36(b)		1,012	934,721
Series 2006-AR15, Class A1, 5.45%, 10/25/36(b)		3,198	2,759,542
Series 2006-AR18, Class 2A1, 5.52%, 11/25/36(b)		4,473	3,736,673

			33,845,149

Commercial Mortgage-Backed Securities — 11.9%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/11		2,169	2,195,232
Series 2002-PB2, Class A4, 6.19%, 1/11/12		3,519	3,691,643
Series 2007-3, Class A4, 5.84%, 5/10/17(b)		530	546,939
Series 2006-5, Class AM, 5.45%, 9/10/47		155	141,451
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class AM,
5.45%, 12/15/15(b)		180	180,433
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4,
5.43%, 10/15/49		525	567,624
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37(b)		1,965	2,008,689
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CP5, Class A2, 4.94%, 12/15/35		4,865	5,168,748
Series 2002-CKS4, Class A2, 5.18%, 11/15/36		3,140	3,322,098
First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2,
6.66%, 1/12/43		2,488	2,520,305
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35		3,791	4,002,106
Series 2002-2A, Class A3, 5.35%, 8/11/36		2,910	3,073,997
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM,
5.29%, 11/10/45(b)		270	264,631
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4,
4.96%, 8/10/38		3,500	3,662,685
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2, Class A3, 6.43%, 6/15/11		3,016	3,085,394
Series 2001-C1, Class A3, 5.86%, 10/12/11		3,773	3,901,583
LB-UBS Commercial Mortgage Trust:
Series 2003-C7, Class A2, 4.06%, 8/15/10(b)		463	463,229
Series 2006-C4, Class AM, 6.10%, 6/15/38(b)		200	199,693
Series 2006-C7, Class AM, 5.38%, 11/15/38		190	187,689

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	71

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust:
Series 2003-C6, Class A4, 5.13%, 8/15/35(b)	USD 4,470	$4,832,317
Series 2005-C21, Class A3, 5.20%, 10/15/44(b)	534	533,245
Series 2006-C26, Class A2, 5.94%, 6/15/45	14,000	15,161,224

		59,710,955

Interest Only Commercial Mortgage-Backed Securities — 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.83%, 5/25/36(a)(b)	13,172	235,992

Total Non-Agency Mortgage-Backed Securities — 18.7%		93,792,096

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.3%
Credit Suisse Guernsey,
5.86%(b)(g)	499	474,362
Goldman Sachs Capital II,
5.79%(b)(g)	725	615,344
JPMorgan Chase & Co.,
7.90%(b)(g)	490	525,099
Lehman Brothers Holdings Capital Trust VII,
5.86%(d)(e)(g)	360	36

		1,614,841

Insurance — 0.2%
Chubb Corp.,
6.38%, 3/29/67(b)	775	763,375

Total Capital Trusts — 0.5%		2,378,216

Total Preferred Securities — 0.5%		2,378,216

Project Loans — 0.0%
USGI, Series 87,	70	68,915

7.43%, 12/01/22
Taxable Municipal Bonds
Belvoir Land LLC, Class A-2,
5.40%, 12/15/47(a)	1,175	958,882
The Board of Trustees of The Leland Stanford Junior University,
4.25%, 5/01/16	750	841,080
Chicago O’Hare International Airport RB,
6.40%, 1/01/40	350	373,453
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39	1,075	1,352,092
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39	825	866,118
Ohana Military Communities LLC,
6.19%, 4/01/49(a)	750	750,577
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29	625	702,850
State of California GO:
5.45%, 4/01/15	3,950	4,232,583
7.50%, 4/01/34	510	561,826
7.30%, 10/01/39	1,435	1,521,545
7.35%, 11/01/39	510	543,951
University of California RB,
5.95%, 5/15/45	585	594,963

Total Taxable Municipal Bonds — 2.6%		13,299,920

U.S. Government Sponsored Agency Securities Agency Obligations — 3.5%
Fannie Mae:
5.25%, 8/01/12(h)(i)	3,275	3,533,044
4.63%, 5/01/13(i)	2,550	2,762,040
Freddie Mac,
5.00%, 2/16/17	570	669,397
Resolution Funding Corp. Interest Strip:
2.53%, 7/15/18(j)	1,725	1,417,969
2.59%, 10/15/18(j)	1,725	1,402,397
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16	660	705,011
Series 1996-20K, 6.95%, 11/01/16	993	1,059,707
Series 1997-20B, Class 1, 7.10%, 2/01/17	652	707,839
Series 1997-20F, Class 1, 7.20%, 6/01/17	202	222,807
Series 1997-20G, Class 1, 6.85%, 7/01/17	1,541	1,695,203
Tennessee Valley Authority,
5.25%, 9/15/39	2,630	3,052,465

		17,227,879

Collateralized Mortgage Obligations — 2.8%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32(b)	7,525	8,484,723
Series 2005-48, Class AR, 5.50%, 2/25/35	2,969	3,307,362
Freddie Mac, Series 2825, Class VP, 5.50%, 6/15/15	2,195	2,397,711

		14,189,796

Federal Deposit Insurance Corporation Guaranteed — 2.2%
Citigroup Funding, Inc.:
2.13%, 7/12/12(i)	2,285	2,348,706
1.88%, 10/22/12(i)	4,400	4,512,279
General Electric Capital Corp.:
2.00%, 9/28/12(i)	2,750	2,825,719
2.13%, 12/21/12	1,110	1,145,343

		10,832,047

Interest Only Collateralized Mortgage Obligations — 2.1%
Fannie Mae:
Series 2006-82, Class SI, 6.17%, 9/25/36(b)	7,759	809,094
Series 2009-70, Class SI, 6.19%, 9/25/36(b)	7,319	855,655
Series 2009-90, Class IA, 5.49%, 3/25/37(b)	7,637	668,307
Series 2009-42, Class SI, 5.74%, 6/25/39(b)	6,239	614,602
Series 2010-64, Class AS, 6.24%, 6/25/40(b)	6,573	761,207
Series 2010-118, Class YB, 6.24%, 10/25/40(b)	9,200	1,071,723

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations (concluded)
Ginnie Mae:
Series 2009-106, Class SL, 5.84%, 4/20/36(b)	USD	5,393	$718,360
Series 2006-69, Class SA, 6.54%, 12/20/36(b)		1,318	148,652
Series 2009-16, Class SL, 7.08%, 1/20/37(b)		3,970	458,478
Series 2007-9, Class BI, 6.56%, 3/20/37(b)		3,263	366,904
Series 2009-106, Class SU, 5.94%, 5/20/37(b)		3,074	322,406
Series 2007-27, Class S, 6.24%, 5/20/37(b)		2,449	257,823
Series 2007-36, Class SA, 6.21%, 6/20/37(b)		1,708	197,395
Series 2009-33, Class SK, 6.14%, 5/20/39(b)		7,134	683,003
Series 2009-66, Class US, 5.74%, 8/16/39(b)		4,512	403,160
Series 2009-93, Class SN, 5.79%, 10/16/39(b)		2,576	225,305
Series 2009-93, Class SM, 5.79%, 10/16/39(b)		1,822	159,361
Series 2009-88, Class SK, 5.99%, 10/16/39(b)		3,248	344,596
Series 2009-92, Class SL, 6.04%, 10/16/39(b)		4,654	485,794
Series 2009-110, Class CS, 6.13%, 11/16/39(b)		3,422	335,015
Series 2009-106, Class KS, 6.14%, 11/20/39(b)		7,342	744,748

			10,631,588

Mortgage-Backed Securities — 86.9%
Fannie Mae Mortgage-Backed Securities:
7.00%, 4/01/11-10/01/12		4	4,630
5.50%, 9/01/13-10/01/40(k)		69,115	73,776,696
6.00%, 1/01/21-10/01/40(k)		87,166	93,831,921
4.00%, 2/01/25-10/01/40(k)		48,993	50,545,980
5.00%, 10/01/25-10/01/40(c)(k)		68,566	72,592,216
2.93%, 12/01/34(b)		2,304	2,416,586
4.83%, 8/01/38(b)		2,886	3,056,467
4.50%, 12/01/39-10/01/40(k)		49,400	51,405,250
3.50%, 10/01/40(k)		4,900	4,935,219
6.50%, 10/01/40(k)		7,100	7,741,219
Freddie Mac Mortgage-Backed Securities:
6.50%, 10/01/10-8/01/13		7	7,516
6.00%, 11/01/14-2/01/32		422	457,896
5.50%, 10/01/17-10/01/40(k)		404	434,158
4.00%, 2/01/25-10/01/25(k)		44,145	46,175,496
5.37%, 11/01/38(b)		1,492	1,595,943
4.50%, 4/01/40-10/01/40(k)		8,500	8,896,435
5.00%, 8/01/40-10/01/40(k)		10,374	10,900,212
Ginnie Mae Mortgage-Backed Securities:
9.50%, 9/15/16-11/15/16		10	11,204
5.50%, 11/15/33		20	21,346
5.00%, 10/01/40(k)		2,700	2,866,212
6.50%, 10/01/40(k)		2,800	3,078,250

			434,750,852

Total U.S. Government Sponsored Agency Securities — 97.5%			487,632,162

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21(i)		6,885	10,403,914
8.00%, 11/15/21(c)(h)		4,360	6,576,105
7.25%, 8/15/22		2,025	2,935,934
4.25%, 5/15/39(i)		4,290	4,716,319
4.38%, 5/15/40		3,375	3,790,564
3.88%, 8/15/40		6,715	6,941,631
U.S. Treasury Notes:
0.88%, 2/29/12(i)		25,430	25,623,777
0.38%, 8/31/12(i)		3,795	3,792,184
1.25%, 9/30/15(i)		63,990	63,890,048
2.63%, 8/15/20(i)		17,477	17,640,847

Total U.S. Treasury Obligations — 29.2%			146,311,323

Total Long-Term Investments (Cost — $899,354,706) — 182.1%			911,328,554

	Shares
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(l)(m)		785,936	785,936

Total Short-Term Securities (Cost — $785,936) — 0.2%			785,936

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10		29	18,352

Exchange-Traded Put Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 11/26/10		29	1,133

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	USD	6,500	259,731
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International		8,100	675,762
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		6,300	461,557

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	73

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Purchased
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.	USD	1,900	$133,360
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		15,300	1,510,609
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		5,600	475,703
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		6,300	549,495
Receive a fixed rate of 4.215% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker, Credit Suisse International		8,000	1,034,934
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		3,400	412,233
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		13,400	1,808,031

			7,321,415

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.		7,700	2,832
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG		6,500	214,668
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		6,300	216,599
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.		1,900	99,268
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		15,300	90,700
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		5,600	157,529
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		6,300	173,672
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International		13,100	51,371
Pay a fixed rate of 4.215% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker, Credit Suisse International		8,000	20,745
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		3,400	53,062
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		13,400	472,860

			1,553,306

Total Options Purchased (Cost — $7,372,593) — 1.8%			8,894,206

Total Investments Before TBA Sale Commitments and Options Written (Cost — $907,513,235*) — 184.1%			921,008,696

	Par (000)
TBA Sale Commitments(k)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/25-10/01/40		39,700	(40,920,916)
5.00%, 10/01/25-10/01/40		54,784	(57,673,722)
5.50%, 10/01/25-10/01/40		39,967	(42,518,931)
4.50%, 10/01/40		42,900	(44,652,344)
6.00%, 10/01/40		42,300	(45,429,625)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/25		41,200	(42,944,614)
4.50%, 10/01/40		8,400	(8,736,000)
5.00%, 10/01/40		10,274	(10,790,832)

Total TBA Sale Commitments (Proceeds — $294,635,096) — (58.7)%			(293,666,984)

	Notional Amount (000)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.	USD	2,600	(7,178)
Pay a fixed rate of 2.320% and receive a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.		3,800	(18,079)
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.		8,700	(168,394)
Pay a fixed rate of 3.075% and receive a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.		3,700	(162,524)
Pay a fixed rate of 3.230% and receive a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	7,300	(482,945)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	USD	3,300	(267,208)
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker, UBS AG		8,500	(836,817)

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.970% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.	USD	3,800	$(165,657)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG		4,900	(471,295)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		5,100	(589,604)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker, Credit Suisse International		3,400	(288,838)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		9,800	(1,135,603)
Pay a fixed rate of 4.210% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA		5,100	(254,583)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc		1,300	(131,539)
Pay a fixed rate of 4.755% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		4,500	(456,211)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		4,300	(514,678)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		7,100	(1,013,821)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		10,000	(1,445,067)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		8,800	(1,301,024)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.		14,900	(2,985,633)

			(12,696,698)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		21,400	(5)
Receive a fixed rate of 2.315% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.		7,700	(304)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.		8,700	(103,534)
Receive a fixed rate of 3.075% and pay a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.		3,700	(115,432)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		2,600	(5,348)
Receive a fixed rate of 3.230% and pay a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	7,300	(452,707)
Receive a fixed rate of 3.320% and pay a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.	USD	3,800	(5,206)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.		3,300	(101,153)
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker, UBS AG		8,500	(55,887)
Receive a fixed rate of 3.970% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.		3,800	(132,960)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.		10,800	(295,096)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG		4,900	(114,456)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		5,100	(20,185)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker, Credit Suisse International		3,400	(142,522)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		9,800	(38,269)
Receive a fixed rate of 4.210% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA		5,100	(158,680)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc		1,300	(43,661)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.		10,500	(288,397)
Receive a fixed rate of 4.755% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		4,500	(241,652)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		4,300	(164,232)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		7,100	(142,612)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		10,000	(197,826)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		8,800	(178,464)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	75

Schedule of Investments (continued)	BlackRock Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)	Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Citibank, N.A.	USD 14,900	$(10,853)

		(3,009,441)

Total Options Written (Premiums Received — $11,805,198) — (3.2)%		(15,706,139)

Total Investments Net of TBA Sale Commitments and Options Written — 122.2%		611,635,573
Liabilities in Excess of Other Assets — (22.2)%		(111,294,193)

Net Assets — 100.0%		$500,341,380

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$908,272,468

Gross unrealized appreciation	$26,436,015
Gross unrealized depreciation	(13,699,787)

Net unrealized appreciation	$12,736,228

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(i)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(6,089,687)	$6,625
BNP Paribas	$(12,075,575)	$15,321
Citibank, N.A.	$25,654,512	$37,713
Credit Suisse International	$(28,477,120)	$(12,189)
Deutsche Bank AG	$(7,680,250)	$12,625
Goldman Sachs Bank USA	$(23,527,010)	$444,215
JPMorgan Chase Bank, N.A.	$(1,907,333)	$112,238
Morgan Stanley Capital Services, Inc.	$(22,281,838)	$105,716
Nomura Securities International, Inc.	$16,276,656	$32,969
Royal Bank of Scotland Plc	$18,373,831	$93,356
UBS AG	$11,667,250	$(36,766)
Wells Fargo & Co.	$(6,269,115)	$13,338

(l)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,850,944	(5,065,008)	785,936	$24	$6,083

(m)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.23%	3/11/10	10/01/10	$3,049,722	$3,045,733
Credit Suisse International	0.19%	3/11/10	Open	$3,196,035	3,192,597
Bank of America, N.A.	0.16%	3/12/10	Open	$2,778,817	2,776,313
Credit Suisse International	0.19%	3/16/10	Open	$2,346,061	2,343,600
Credit Suisse International	0.15%	3/16/10	Open	$5,867,524	5,862,663
Barclays Bank Plc	0.26%	5/17/10	Open	$2,718,312	2,715,625
Credit Suisse International	0.28%	8/13/10	Open	$4,608,143	4,606,387
Barclays Bank Plc	0.27%	8/24/10	Open	$2,288,508	2,287,856
Barclays Bank Plc	0.27%	8/24/10	Open	$4,340,737	4,339,500
JPMorgan Chase Bank, N.A.	0.20%	9/09/10	Open	$3,587,138	3,586,700
Credit Suisse International	0.05%	9/15/10	Open	$11,985,266	11,985,000
Barclays Bank Plc	0.20%	9/23/10	Open	$3,790,425	3,790,256
Barclays Bank Plc	0.19%	9/23/10	10/01/10	$7,087,801	7,087,500
Barclays Bank, Plc	0.24%	9/29/10	Open	$16,120,215	16,120,000
Barclays Bank Plc	0.19%	9/30/10	10/01/10	$19,097,471	19,097,370
Credit Suisse International	0.28%	9/30/10	Open	$24,968,944	24,968,750
JPMorgan Chase Bank, N.A.	0.38%	9/30/10	10/01/10	$31,920,337	31,920,000

Total					$149,725,850

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	9,977,421	EUR	7,650,000	Citibank, N.A.	10/14/10	$(272,893)

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,478,554	EUR	1,870,000	Goldman Sachs Bank USA	10/14/10	$(26,373)
CHF	2,404,530	EUR	1,870,000	Royal Bank of Scotland Plc	10/14/10	(101,714)
EUR	1,870,000	CHF	2,404,596	Goldman Sachs Bank USA	10/14/10	101,648
EUR	7,650,000	CHF	10,042,652	Goldman Sachs Bank USA	10/14/10	206,502
EUR	1,870,000	CHF	2,441,397	Royal Bank of Scotland Plc	10/14/10	64,191
EUR	3,740,000	USD	4,887,215	Citibank, N.A.	10/14/10	210,832
EUR	4,180,000	USD	5,336,983	Goldman Sachs Bank USA	10/14/10	360,835
EUR	3,740,000	USD	4,879,391	Royal Bank of Scotland Plc	10/14/10	218,656
JPY	422,535,885	USD	5,010,000	BNP Paribas	10/14/10	52,145
JPY	317,428,312	USD	3,735,000	BNP Paribas	10/14/10	67,915
JPY	318,225,380	USD	3,740,000	Citibank, N.A.	10/14/10	72,464
JPY	421,002,300	USD	5,020,000	Credit Agricole SA	10/14/10	23,772
JPY	418,797,783	USD	4,995,000	Morgan Stanley Capital Services, Inc.	10/14/10	22,361
JPY	6,282,225	USD	75,000	Royal Bank of Scotland Plc	10/14/10	263
JPY	323,556,660	USD	3,780,000	Royal Bank of Scotland Plc	10/14/10	96,335
JPY	310,948,290	USD	3,720,000	BNP Paribas	10/14/10	5,282
USD	4,866,450	EUR	3,740,000	Citibank, N.A.	10/14/10	(231,597)
USD	4,890,506	EUR	3,740,000	Citibank, N.A.	10/14/10	(207,541)
USD	2,675,001	EUR	2,090,000	Citibank, N.A.	10/14/10	(173,907)
USD	2,682,097	EUR	2,090,000	Goldman Sachs Bank USA	10/14/10	(166,812)
USD	2,505,000	JPY	211,042,492	BNP Paribas	10/14/10	(23,371)
USD	5,045,000	JPY	422,987,935	BNP Paribas	10/14/10	(22,561)
USD	2,505,000	JPY	211,624,905	Citibank, N.A.	10/14/10	(30,349)
USD	4,995,000	JPY	420,574,005	Deutsche Bank AG	10/14/10	(43,641)
USD	5,045,000	JPY	422,390,102	Deutsche Bank AG	10/14/10	(15,398)
USD	2,505,000	JPY	211,376,910	Goldman Sachs Bank USA	10/14/10	(27,378)
USD	2,490,000	JPY	210,180,900	Royal Bank of Scotland Plc	10/14/10	(28,049)
USD	4,985,000	JPY	420,288,091	UBS AG	10/14/10	(50,215)
USD	290,595	EUR	228,500	Citibank, N.A.	11/17/10	(20,791)

Total						$60,611

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
797	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$100,459,359	$(25,657)
102	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$13,639,313	75,662
21	Euro-Bund	Eurex	December 2010	$3,762,617	27,800

Total					$77,805

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
367	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$80,550,766	$(11,918)
26	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$3,142,547	(125)
73	Ultra Treasury Bonds	Chicago Board Options	December 2010	$10,313,531	23,371
34	Euro Dollar Futures	Chicago Mercantile	December 2010	$8,469,400	(4,691)
76	Euro Dollar Futures	Chicago Mercantile	March 2011	$18,922,100	(14,063)
65	Euro Dollar Futures	Chicago Mercantile	June 2011	$16,171,188	(19,065)
65	Euro Dollar Futures	Chicago Mercantile	September 2011	$16,155,750	(50,671)
186	Euro Dollar Futures	Chicago Mercantile	December 2011	$46,174,500	(158,745)
49	Euro Dollar Futures	Chicago Mercantile	March 2012	$12,147,712	(20,206)
31	Euro Dollar Futures	Chicago Mercantile	June 2012	$7,673,662	(15,188)
24	Euro Dollar Futures	Chicago Mercantile	September 2012	$5,931,900	(12,548)
22	Euro Dollar Futures	Chicago Mercantile	December 2012	$5,427,950	(13,017)
22	Euro Dollar Futures	Chicago Mercantile	March 2013	$5,418,875	(12,804)
12	Euro Dollar Futures	Chicago Mercantile	June 2013	$2,950,050	(7,012)
4	Euro Dollar Futures	Chicago Mercantile	September 2013	$981,450	(1,062)

Total					$(317,744)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	77

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.12	%(a)	3-month LIBOR	BNP Paribas	January 2012	USD	38,300	$(375,702)
0.81	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	15,700	(79,715)
0.73	%(a)	3-month LIBOR	Deutsche Bank AG	August 2012	USD	25,000	(83,714)
0.76	%(a)	3-month LIBOR	Credit Suisse International	August 2012	USD	10,400	(41,311)
0.68	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2012	USD	6,300	14,892
0.68	%(b)	3-month LIBOR	Deutsche Bank AG	September 2012	USD	14,800	27,134
0.68	%(b)	3-month LIBOR	UBS AG	September 2012	USD	14,500	24,675
0.67	%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2012	USD	43,000	69,316
2.23	%(b)	3-month LIBOR	Deutsche Bank AG	May 2015	USD	31,800	1,432,325
2.38	%(b)	3-month LIBOR	BNP Paribas	June 2015	USD	16,800	859,068
1.67	%(a)	3-month LIBOR	Bank of America, N.A.	August 2015	USD	3,700	(40,768)
1.69	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	3,100	(36,860)
1.64	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	USD	12,300	(117,730)
1.66	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	10,800	(110,570)
1.62	%(a)	3-month LIBOR	Deutsche Bank AG	August 2015	USD	11,900	(97,391)
1.57	%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2015	USD	500	2,617
1.72	%(b)	3-month LIBOR	Citibank, N.A.	September 2015	USD	3,900	46,760
1.72	%(b)	3-month LIBOR	Deutsche Bank AG	September 2015	USD	4,500	54,063
1.71	%(a)	3-month LIBOR	Citibank, N.A.	September 2015	USD	13,415	(147,186)
1.70	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	USD	32,000	(335,528)
1.69	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	USD	14,600	137,987
2.13	%(a)	3-month LIBOR	Barclays Bank Plc	August 2017	USD	2,700	(22,409)
4.87	%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	17,800	(2,961,879)
2.92	%(a)	3-month LIBOR	Barclays Bank Plc	August 2020	USD	800	(29,525)
2.88	%(b)	3-month LIBOR	Bank of America, N.A.	August 2020	USD	1,100	36,516
2.76	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	USD	1,800	(39,524)
2.70	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2020	USD	2,400	(39,803)
2.68	%(b)	3-month LIBOR	Citibank, N.A.	August 2020	USD	2,000	28,674
2.57	%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	1,500	6,604
2.50	%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	15,300	50,031
2.53	%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	2,500	(11,236)
2.69	%(b)	3-month LIBOR	Barclays Bank Plc	September 2020	USD	6,700	88,093

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.69%(b)	3-month LIBOR	The Bank of New York Mellon	September 2020	USD	4,100	$54,541
2.56%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	5,600	(6,595)
2.61%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	7,600	45,937
2.77%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	2,900	(57,202)
2.82%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	700	(16,788)
2.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	2,800	(37,941)
2.68%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	3,600	(42,009)
2.77%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	7,000	134,408
2.80%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	USD	1,500	(32,842)
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2020	USD	8,700	(127,969)
2.69%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	7,000	(80,106)
2.62%(a)	3-month LIBOR	Credit Suisse International	September 2020	USD	4,200	(23,586)
2.70%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	16,300	209,430
2.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	1,900	(23,465)
2.62%(a)	3-month LIBOR	UBS AG	September 2020	USD	3,200	(17,535)
2.57%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	1,300	(1,560)
2.60%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	5,600	21,030
2.59%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	2,100	5,098
2.55%(a)	3-month LIBOR	UBS AG	September 2020	USD	2,200	2,335
3.50%(a)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	2,900	(99,256)
3.48%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	USD	1,900	(57,168)

Total						$(1,843,339)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	4,300	(23,271)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	4,300	(27,413)

Total						$(50,684)

•	Total return swaps outstanding as of September 30, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Goldman Sachs Bank USA	January 2038	USD	2,539	$(20,527)[1]
6.50%	JPMorgan Chase Bank, N.A.	January 2038	USD	2,577	(11,936)[1]
6.50%	JPMorgan Chase Bank, N.A.	January 2038	USD	6,385	(17,297)[1]
6.50%	Credit Suisse International	January 2038	USD	5,462	(18,631)[1]
5.50%	Goldman Sachs Bank USA	January 2039	USD	4,619	43,116 [2]

Total					$(25,275)

1	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

2	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	79

Schedule of Investments (continued)	BlackRock Managed Income Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$36,321,604	$1,265	$36,322,869
Corporate Bonds	—	90,492,806	—	90,492,806
Foreign Agency Obligations	—	30,068,671	—	30,068,671
Foreign Government Obligations	—	10,961,576	—	10,961,576
Non-Agency Mortgage-Backed Securities	—	91,739,562	2,052,534	93,792,096
Preferred Securities	—	2,378,216	—	2,378,216
Project Loans	—	—	68,915	68,915
Taxable Municipal Bonds	—	13,299,920	—	13,299,920
U.S. Government Sponsored Agency Securities	—	487,632,162	—	487,632,162
U.S. Treasury Obligations	—	146,311,323	—	146,311,323
Short-Term Securities	$785,936	—	—	785,936
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(293,666,984)	—	(293,666,984)

Total	$785,936	$615,538,856	$2,122,714	$618,447,506

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$1,503,201	—	$1,503,201
Interest rate contracts	$146,318	12,226,255	$43,116	12,415,689
Liabilities:
Credit contracts	—	(50,684)	—	(50,684)
Foreign currency exchange contracts	—	(1,442,590)	—	(1,442,590)
Interest rate contracts	(366,772)	(20,901,012)	(68,391)	(21,336,175)

Total	$(220,454)	$(8,664,830)	$(25,275)	$(8,910,559)

1	Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2009	$1,265	$10,561,369	$72,297	$10,634,931
Accrued discounts/premiums	—	(47)	(487)	(534)
Net realized gain (loss)	—	287,944	3	287,947
Net change in unrealized appreciation/depreciation[2]	—	(307,258)	650	(306,608)
Purchases	—	2,070,000	—	2,070,000
Sales	—	(10,559,474)	(3,548)	(10,563,022)
Transfers in3	—	—	—	—
Transfers out[3]	—	—	—	—

Balance, as of September 30, 2010	$1,265	$2,052,534	$68,915	$2,122,714

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Managed Income Portfolio

	TALF Loans	U.S. Government Sponsored Agency Obligations	Total
Assets/Liabilities:
Balance, as of September 30, 2009	$(11,900,000)	$8,669,274	$(3,230,726)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/ depreciation[2]	59,336	61,515	120,851
Purchases	54,763	148,213	202,976
Sales	—	(8,879,002)	(8,879,002)
Transfers in3	—	—	—
Transfers out[3]	11,785,901	—	11,785,901

Balance, as of September 30, 2010	—	—	—

2	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $(306,608).

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of September 30, 2009	$(479,547)
Accrued discounts/premiums	—
Net realized gain (loss)	(390,879)
Net change in unrealized appreciation/depreciation[4]	845,151
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$(25,275)

4	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held at September 30, 2010 was $(25,275).

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	81

Schedule of Investments September 30, 2010	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
321 Henderson Receivables I LLC, Series 2010-2A, Class A,
4.07%, 1/15/28(a)	USD	495	$503,667
AmeriCredit Automobile Receivables Trust, Series 2006-AF, Class A
4, 5.64%, 9/06/13		166	168,551
Bank of America Auto Trust, Series 2009-1A, Class A3,
2.67%, 7/15/13(a)		320	324,564
Capital One Auto Finance Trust:
Series 2006-C, Class A4, 0.29%, 5/15/13(b)		342	339,806
Series 2007-B, Class A4, 0.29%, 4/15/14(b)		150	148,886
Capital One Multi-Asset Execution Trust:
Series 2004-A8, Class A8, 0.39%, 8/15/14(b)		270	269,721
Series 2006-A5, Class A5, 0.32%, 1/15/16(b)		290	287,267
Capital One Prime Auto Receivables Trust, Series 2007-2, Class B,
5.68%, 6/15/14		115	118,807
Citibank Omni Master Trust, Series 2009-A8, Class A8,
2.36%, 5/16/16(a)(b)		750	758,525
Ford Credit Auto Owner Trust:
Series 2010-A, Class A2, 0.72%, 9/15/12		250	250,376
Series 2009-B, Class A4, 4.50%, 7/15/14		300	323,310
Ford Credit Floorplan Master Owner Trust, Series 2010-1, Class A,
1.91%, 12/15/14(a)(b)		100	102,066
Harley-Davidson Motorcycle Trust, Series 2006-2, Class A2,
5.35%, 3/15/13		238	241,969
Honda Auto Receivables Owner Trust, Series 2007-3, Class A4,
0.51%, 12/16/13(b)		305	304,902
Nelnet Student Loan Trust, Series 2008-3, Class A4,
1.97%, 11/25/17(b)		310	321,651
Nissan Auto Lease Trust, Series 2009-B, Class A3,
2.07%, 1/15/15		155	156,634
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.37%, 8/15/13(a)		170	170,503
Series 2010-A, Class A3, 1.83%, 11/17/14(a)		320	323,460
Series 2010-2, Class B, 2.24%, 12/15/14		225	225,481
Series 2010-A, Class A4, 2.39%, 6/15/17(a)		160	163,066
Series 2010-2, Class C, 3.89%, 7/17/17		265	265,983
Series 2010-2, Class C, 5.75%, 8/25/35		79	68,352
Series 2010-2, Class B, 5.75%, 1/25/37		500	373,809
SLC Student Loan Trust, Series 2006-A, Class A4,
0.65%, 1/15/19(b)		360	325,767
SLM Student Loan Trust:
Series 2010-C, Class A1, 1.91%, 12/15/17(a)(b)		534	533,860
Series 2008-5, Class A3, 1.62%, 1/25/18(b)		420	432,759
Series 2008-5, Class A4, 2.20%, 7/25/23(b)		865	906,182
Series 2009-B, Class A1, 6.26%, 7/15/42(a)(b)		279	273,403

Total Asset-Backed Securities — 7.7%			8,683,327

Collateralized Debt Obligations
PPM America High Grade CBO I Ltd.:
3.23%, 1/15/13(b)		108,710	107,079
9.04%, 1/15/13(a)		32,613	32,368

Total Collateralized Debt Obligations — 0.1%			139,447

Corporate Bonds
Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc.:
5.38%, 11/15/14(a)		611	685,816
5.38%, 1/15/20		570	643,411

			1,329,227

Biotechnology — 0.3%
Amgen, Inc.,
5.85%, 6/01/17		250	298,440

Capital Markets — 3.5%
The Goldman Sachs Group, Inc.:
3.70%, 8/01/15		450	460,400
5.38%, 3/15/20		570	600,787
6.00%, 6/15/20		700	769,921
Morgan Stanley:
2.88%, 5/14/13(b)		250	254,773
4.00%, 7/24/15		100	101,914
5.50%, 1/26/20(c)		980	1,007,294
UBS AG,
2.25%, 8/12/13		780	787,897

			3,982,986

Chemicals — 0.3%
CF Industries, Inc.,
7.13%, 5/01/20		270	295,313

Commercial Banks — 1.0%
Credit Suisse New York:
5.50%, 5/01/14		350	392,062
4.38%, 8/05/20		380	388,079
HSBC Bank Plc,
3.50%, 6/28/15(a)		370	388,116

			1,168,257

Containers & Packaging — 0.7%
Ball Corp.,
7.38%, 9/01/19		250	271,875
Crown Americas LLC/Crown Americas Capital Corp. II,
7.63%, 5/15/17		250	270,000
Owens-Brockway Glass Container, Inc.,
7.38%, 5/15/16		250	269,063

			810,938

Diversified Financial Services — 5.6%
Ally Financial, Inc.,
8.00%, 3/15/20(a)		280	305,900
AngloGold Ashanti Holdings Plc:
5.38%, 4/15/20		300	317,365
6.50%, 4/15/40		40	41,682
Bank of America Corp.:
6.00%, 9/01/17		120	129,926
7.63%, 6/01/19		350	415,048
5.63%, 7/01/20		390	412,113
BP Capital Markets Plc,
5.25%, 11/07/13		250	272,283
Citigroup, Inc.:
4.75%, 5/19/15		475	499,744
8.50%, 5/22/19(c)		730	902,529
5.38%, 8/09/20		700	724,242
Crown Castle Towers LLC,
6.11%, 1/15/20(a)		250	276,182
FCE Bank Plc,
7.13%, 1/15/13	EUR	200	283,556

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Financial Services (concluded)
Ford Motor Credit Co. LLC,
6.63%, 8/15/17	USD	350	$372,903
General Electric Capital Corp.:
5.50%, 1/08/20		145	158,617
4.38%, 9/16/20		260	260,963
Kazakhstan Temir Zholy Finance BV,
6.38%, 10/06/20(a)		200	199,752
MBNA America European Structured Offerings No. 7,
5.45%, 4/19/11	EUR	300	414,992
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
7.75%, 10/15/16(a)	USD	275	279,813

			6,267,610

Diversified Telecommunication Services — 0.5%
Frontier Communications Corp.,
8.25%, 4/15/17		80	87,500
Telefonica Emisiones SAU,
5.98%, 6/20/11		500	518,578

			606,078

Electric Utilities — 0.8%
American Transmission Systems, Inc.,
5.25%, 1/15/22(a)		150	165,914
Florida Power Corp.,
6.40%, 6/15/38		105	129,870
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		380	427,447
Progress Energy, Inc.,
5.63%, 1/15/16		180	206,139

			929,370

Energy Equipment & Services — 0.5%
Pride International, Inc.,
6.88%, 8/15/20		405	440,944
Transocean, Inc.,
6.00%, 3/15/18		130	138,268

			579,212

Food Products — 0.9%
Kraft Foods, Inc.:
6.13%, 2/01/18		440	518,762
5.38%, 2/10/20		320	357,456
6.50%, 2/09/40		100	117,087

			993,305

Health Care Equipment & Supplies — 0.2%
Covidien International Finance SA,
2.80%, 6/15/15		240	248,700

Health Care Providers & Services — 0.5%
HCA, Inc.,
8.50%, 4/15/19		250	278,750
Tenet Healthcare Corp.,
9.00%, 5/01/15		250	271,875

			550,625

Hotels, Restaurants & Leisure — 0.2%
MGM Resorts International,
13.00%, 11/15/13		152	178,600

Household Products — 0.3%
The Procter & Gamble Co.,
4.70%, 2/15/19		250	284,508

Insurance — 1.1%
Lincoln National Corp.:
6.25%, 2/15/20		200	223,744
7.00%, 6/15/40		60	68,356
Manulife Financial Corp.,
3.40%, 9/17/15		360	363,432
Metropolitan Life Global Funding I,
5.13%, 6/10/14(a)		250	277,347
Prudential Financial, Inc.,
4.75%, 9/17/15		250	270,367

			1,203,246

IT Services — 0.2%
International Business Machines Corp.,
7.63%, 10/15/18		200	265,723

Leisure Equipment & Products — 0.1%
Brunswick Corp.,
11.25%, 11/01/16(a)		75	86,437

Machinery — 0.0%
Navistar International Corp.,
3.00%, 10/15/14		30	33,712

Media — 3.9%
CCH II LLC/CCH II Capital Corp.,
13.50%, 11/30/16		530	629,375
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		610	860,314
Cox Communications, Inc.,
8.38%, 3/01/39(a)		240	322,182
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6.00%, 8/15/40		100	103,277
Discovery Communications LLC,
3.70%, 6/01/15		115	121,858
DISH DBS Corp.,
7.13%, 2/01/16		250	262,813
Gannett Co., Inc.,
6.38%, 9/01/15(a)		600	593,250
The Interpublic Group of Cos., Inc.,
6.25%, 11/15/14		669	710,812
NBC Universal, Inc.:
5.15%, 4/30/20(a)		100	107,993
4.38%, 4/01/21(a)		280	283,412
Time Warner Cable, Inc.,
5.00%, 2/01/20		100	107,093
Virgin Media Secured Finance Plc,
6.50%, 1/15/18		250	263,750

			4,366,129

Metals & Mining — 0.3%
Teck Resources Ltd.,
10.75%, 5/15/19		250	314,825

Multiline Retail — 0.1%
Dollar General Corp.,
11.88%, 7/15/17(d)		135	157,275

Multi-Utilities — 0.2%
CenterPoint Energy, Inc.,
6.50%, 5/01/18		225	261,157

Oil, Gas & Consumable Fuels — 4.3%
Arch Coal, Inc.,
7.25%, 10/01/20		470	496,437
Canadian Natural Resources Ltd.,
5.90%, 2/01/18		390	454,715
Cenovus Energy, Inc.,
6.75%, 11/15/39		220	265,621
Chesapeake Energy Corp.,
6.63%, 8/15/20		430	449,350
ConocoPhillips,
7.00%, 3/30/29		270	324,748
CONSOL Energy, Inc.:
8.00%, 4/01/17(a)		135	146,137
8.25%, 4/01/20(a)		115	125,637
Enterprise Products Operating LLC,
6.13%, 10/15/39		130	139,928
Kinder Morgan Energy Partners LP,
5.30%, 9/15/20		495	533,452
Nexen, Inc.,
6.40%, 5/15/37		170	185,247
Peabody Energy Corp.:
7.38%, 11/01/16		250	272,500
6.50%, 9/15/20		500	538,125
Petrohawk Energy Corp.,
7.25%, 8/15/18(a)		479	488,580
Rockies Express Pipeline LLC,
3.90%, 4/15/15(a)		95	95,038
Valero Energy Corp.,
6.63%, 6/15/37		270	271,146

			4,786,661

Paper & Forest Products — 0.6%
Georgia-Pacific LLC,
8.25%, 5/01/16(a)		250	277,813

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	83

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Paper & Forest Products (concluded)
International Paper Co.,
7.30%, 11/15/39	USD	330	$369,432

			647,245

Pharmaceuticals — 0.3%
AstraZeneca Plc,
5.90%, 9/15/17		250	300,924

Road & Rail — 0.1%
Burlington Northern Santa Fe LLC,
5.75%, 5/01/40		150	165,536

Software — 0.2%
Oracle Corp.,
5.38%, 7/15/40(a)		220	236,627

Thrifts & Mortgage Finance — 1.1%
MGIC Investment Corp.,
5.38%, 11/01/15		240	217,200
The PMI Group, Inc.,
6.00%, 9/15/16		400	317,817
Radian Group, Inc.:
5.63%, 2/15/13		400	370,000
5.38%, 6/15/15		400	339,000

			1,244,017

Tobacco — 0.2%
Philip Morris International, Inc.,
4.50%, 3/26/20		250	272,750

Wireless Telecommunication Services — 0.5%
Cricket Communications, Inc.,
7.75%, 5/15/16		250	265,313
SBA Tower Trust,
4.25%, 4/15/15(a)		250	265,833

			531,146

Total Corporate Bonds — 29.7%			33,396,579

	Shares
Exchange-Traded Funds — 0.5%
iShares JPMorgan USD Emerging Markets Bond Fund(e)		5,000	556,550

	Par (000)
Foreign Agency Obligations
Dexia Credit Local SA,
2.00%, 3/05/13(a)	USD	250	251,885
Eksportfinans ASA,
1.88%, 4/02/13		400	408,612
Morgan Stanley Bank AG for OAO Gazprom,
9.63%, 3/01/13		300	340,950
Petrobras International Finance Co.,
5.75%, 1/20/20		690	763,861
Russian Agricultural Bank OJSC Via RSHB Capital SA,
6.30%, 5/15/17		230	240,062

Total Foreign Agency Obligations — 1.8%			2,005,370

Foreign Government Obligations
Argentina — 0.2%
Republic of Argentina,
8.28%, 12/31/33		257	213,667

Colombia — 0.2%
Republic of Colombia,
7.38%, 9/18/37		200	263,500

Mexico — 0.2%
United Mexican States:
5.63%, 1/15/17		100	114,400
5.13%, 1/15/20		75	83,813

			198,213

Russia — 0.4%
Russia Federation,
7.50%, 3/31/30(f)		385	459,588

South Africa — 0.3%
Republic of South Africa,
5.50%, 3/09/20		300	335,250

Venezuela — 0.2%
Republic of Venezuela,
9.25%, 9/15/27		350	256,375

Total Foreign Government Obligations — 1.5%			1,726,593

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 10.0%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21,
5.91%, 3/25/37(b)		190	174,408
Arkle Master Issuer Plc, Series 2010-1A, Class 2A,
1.52%, 2/17/15(a)(b)		310	307,384
Banc of America Funding Corp.:
Series 2005-H, Class 2A1, 4.08%, 11/20/35(b)		694	525,331
Series 2006-F, Class 1A1, 5.07%, 7/20/36(b)		608	532,763
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-8, Class 14A1, 5.41%, 11/25/34(b)		388	374,663
Series 2005-1, Class 4A1, 5.33%, 3/25/35(b)		402	357,916
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		1,435	1,144,318
Series 2006-OA21, Class A1, 0.45%, 3/20/47(b)		595	324,869
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-1, Class A2,
6.00%, 3/25/36		331	309,612
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%, 10/25/21		354	290,302
Series 2006-5, Class 3A3, 6.50%, 6/25/36		993	537,528
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 3.35%, 1/25/35(b)		354	327,057
Series 2006-OA1, Class 2A1, 0.45%, 8/25/46(b)		698	582,058
Harborview Mortgage Loan Trust:
Series 2005-8, Class 1A2A, 0.59%, 9/19/35(b)		1,215	758,204
Series 2006-11, Class A1A, 0.43%, 12/19/36(b)		546	347,642
Holmes Master Issuer Plc, Series 2007-2A, Class 3A1,
0.61%, 7/15/21(b)		250	247,541
IndyMac INDA Mortgage Loan Trust, Series 2006-AR2, Class 4A1,
5.61%, 9/25/36(b)		659	511,399
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2,
5.88%, 7/25/36		237	225,070
Station Place Securitization Trust, Series 2009-1, Class A,
1.76%, 1/25/40(a)(b)		500	500,000
See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Structured Adjustable Rate Mortgage Loan Trust:
Series 2007-3, Class 3A1, 5.46%, 4/25/47(b)	USD	487	$359,110
Series 2007-3, Class 2A1, 5.58%, 4/25/47(b)		534	403,278
Thornburg Mortgage Securities Trust:
Series 2006-5, Class A1, 0.38%, 8/25/11(b)		335	332,053
Series 2006-4, Class A2B, 0.38%, 7/25/36(b)		187	186,053
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A8,
2.80%, 10/25/35(b)		405	365,063
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR4, Class 2A4, 5.68%, 4/25/36(b)		950	875,837
Series 2006-AR18, Class 2A1, 5.52%, 11/25/36(b)		400	334,036

			11,233,495

Commercial Mortgage-Backed Securities — 8.9%
Banc of America Commercial Mortgage, Inc.:
Series 2007-3, Class A2, 5.84%, 7/10/12(b)		400	420,056
Series 2007-4, Class A4, 5.93%, 7/10/17(b)		440	473,258
Series 2007-2, Class A2, 5.63%, 4/10/49(b)		310	321,942
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class AM,
5.45%, 12/15/15(b)		40	40,096
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class A4, 5.89%, 8/15/17(b)		750	810,665
Series 2006-CD3, Class A5, 5.62%, 10/15/48		650	707,450
Credit Suisse Mortgage Capital Certificates:
Series 2007-C3, Class A2, 5.91%, 6/15/39(b)		350	363,196
Series 2007-C2, Class A2, 5.45%, 1/15/49(b)		490	503,564
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4,
5.44%, 1/10/17		450	474,348
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-CB18, Class A4, 5.44%, 1/12/17		450	471,685
Series 2007-CB19, Class A4, 5.93%, 4/12/17(b)		450	493,285
Series 2007-LD11, Class A2, 5.99%, 6/15/49(b)		500	522,342
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3,
5.43%, 2/15/40		750	784,522
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4,
6.02%, 6/12/17(b)		400	427,774
Morgan Stanley Capital I:
Series 2007-IQ15, Class A2, 6.04%, 8/11/12(b)		250	263,872
Series 1998-WF2, Class G, 6.34%, 7/15/30(a)(b)		640	688,453
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		250	262,986
RBSCF Trust,
Series 2010-RR3, Class WBTA, 6.10%, 4/16/17(a)(b)		450	494,156
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 6.10%, 7/15/17(b)		720	$751,687
Series 2007-C34, Class A3, 5.68%, 5/15/46		750	778,921

			10,054,258

Total Non-Agency Mortgage-Backed Securities — 18.9%			21,287,753

	Par (000)/ Shares
Preferred Securities
Capital Trusts
Diversified Financial Services — 0.2%
Goldman Sachs Capital II,
5.79%(b)(g)		300	254,625

Preferred Stocks
Diversified Financial Services — 0.3%
Citigroup Capital XIII,
0.05%		13	336,700

Total Preferred Securities — 0.5%			591,325

	Par (000)
Taxable Municipal Bonds
Chicago O’Hare International Airport RB,
6.40%, 1/01/40	USD	150	160,051
Los Angeles Department of Airports RB,
6.58%, 5/15/39		260	292,224
Metropolitan Transportation Authority, New York RB,
6.65%, 11/15/39		200	219,476
New York City Municipal Water Finance Authority RB,
5.72%, 6/15/42		100	108,253
State of California GO:
6.65%, 3/01/22		400	440,744
7.50%, 4/01/34		70	77,113
7.30%, 10/01/39		80	84,825
7.35%, 11/01/39		120	127,988
State of Illinois GO,
6.73%, 4/01/35		200	199,266
University of California RB,
5.95%, 5/15/45		125	127,129

Total Taxable Municipal Bonds — 1.6%			1,837,069

U.S. Government Sponsored Agency Securities Agency Obligations — 0.7%
Fannie Mae:
5.25%, 9/15/16		200	237,100
6.63%, 11/15/30		100	137,575
Freddie Mac:
5.13%, 11/17/17		200	237,322
6.75%, 3/15/31		100	139,912

			751,909

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	85

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations — 2.5%
Fannie Mae:
Series 2008-57, Class SE, 5.74%, 2/25/37(b)	USD	3,195	$315,050
Series 2009-17, Class QS, 6.39%, 3/25/39(b)		2,241	220,677
Series 2009-42, Class SI, 5.74%, 6/25/39(b)		2,578	253,968
Ginnie Mae:
Series 2007-59, Class SC, 6.24%, 7/20/37(b)		4,092	476,965
Series 2007-60, Class SK, 5.84%, 10/20/37(b)		3,308	320,798
Series 2008-60, Class LS, 6.14%, 1/20/38(b)		2,771	234,819
Series 2008-6, Class SD, 6.20%, 2/20/38(b)		2,123	223,429
Series 2008-15, Class CI, 6.23%, 2/20/38(b)		1,594	178,024
Series 2008-27, Class SI, 6.21%, 3/20/38(b)		1,107	109,197
Series 2008-36, Class SA, 7.44%, 4/20/38(b)		1,259	174,632
Series 2008-50, Class SA, 5.97%, 6/20/38(b)		2,238	205,670
Series 2009-93, Class SN, 5.79%, 10/16/39(b)		880	76,933
Series 2009-93, Class SM, 5.79%, 10/16/39(b)		628	54,952

			2,845,114

Mortgage-Backed Securities — 66.7%
Fannie Mae Mortgage-Backed Securities:
5.50%, 10/01/25-10/01/40(h)		10,600	11,272,531
3.50%, 10/01/40(h)		2,800	2,820,125
4.00%, 10/01/40(h)		39,000	40,084,687
4.50%, 10/01/40(h)		15,000	15,618,750
5.00%, 10/01/40(h)		900	947,250
6.00%, 10/01/40(h)		4,000	4,295,000

			75,038,343

Total U.S. Government Sponsored Agency Securities — 69.9%			78,635,366

U.S. Treasury Obligations
U.S. Treasury Bonds:
4.63%, 2/15/40(i)		320	373,900
4.38%, 5/15/40		50	56,157
3.88%, 8/15/40		310	320,463
U.S. Treasury Notes:
0.88%, 2/29/12		1,140	1,148,687
1.00%, 3/31/12(i)		1,900	1,918,772
1.38%, 2/15/13		890	907,869
2.38%, 2/28/15(i)		530	559,065
1.75%, 7/31/15		2,000	2,048,120
3.00%, 2/28/17		530	569,999
3.63%, 2/15/20		1,635	1,793,263
3.50%, 5/15/20		1,275	1,383,974
2.63%, 8/15/20		10,225	10,320,859

Total U.S. Treasury Obligations — 19.0%			21,401,128

Total Long-Term Investments (Cost — $166,686,306) — 151.2%			170,260,507

	Shares
Short-Term Securities
Money Market Funds — 12.8%
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(e)(j)		14,380,994	14,380,994

	Par (000)
Borrowed Bond Agreements — 0.7%
Barclays Bank Plc,
0.00%	USD	793	793,000

Total Short-Term Securities (Cost — $15,173,994) — 13.5%			15,173,994

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
CHF Currency, Strike Price EUR 1.25, Expires 2/18/11		83	11,897
USD Currency, Strike Price EUR 1.20, Expires 10/15/10		169	0
USD Currency, Strike Price EUR 1.25, Expires 10/14/10		169	17

			11,914

Exchange-Traded Put Options Purchased
CHF Currency, Strike Price EUR 1.40, Expires 2/21/11		148	13,061

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International	USD	2,400	175,831
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		1,800	177,719
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		400	48,498
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		1,400	188,899

			590,947

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		2,400	82,514
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		1,800	10,671
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		400	6,243

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Purchased
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.	USD	1,400	$49,403

			148,831

Total Options Purchased (Cost — $687,783) — 0.7%			764,753

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost — $182,548,083*) — 165.4%			186,199,254

	Par (000)
TBA Sale Commitments(h)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/40		34,900	(35,870,656)
4.50%, 10/01/40		11,500	(11,974,375)
5.00%, 10/01/40		100	(105,250)
5.50%, 10/01/40		5,600	(5,951,750)
6.00%, 10/01/40		4,000	(4,295,000)

Total TBA Sale Commitments (Proceeds — $58,110,383) — (51.7)%			(58,197,031)

	Contracts
Options Written
Exchange-Traded Call Options Written
CHF Currency, Strike Price EUR 1.25, Expires 2/21/11		166	(23,795)
CHF Currency, Strike Price EUR 1.40, Expires 2/18/11		74	(6,531)
USD Currency, Strike Price EUR 1.20, Expires 10/14/10		337	0
USD Currency, Strike Price EUR 1.25, Expires 10/14/10		84	(8)

			(30,334)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.160% and receive a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker, Deutsche Bank AG	USD	1,700	(6,345)
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		500	(1,380)
Pay a fixed rate of 2.320% and receive a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.		800	(3,806)
Pay a fixed rate of 3.210% and receive a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker, UBS AG		900	(42,743)
Pay a fixed rate of 3.230% and receive a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	1,500	(99,235)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	USD	300	(24,292)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG	USD	700	(67,328)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		1,600	(137,107)
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker, Deutsche Bank AG		2,000	(204,328)
Pay a fixed rate of 4.755% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		600	(60,828)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		2,000	(289,013)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		900	(133,059)

			(1,069,464)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		2,800	(1)
Receive a fixed rate of 3.160% and pay a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker, Deutsche Bank AG		1,700	(8,649)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		500	(1,029)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker, UBS AG		900	(47,287)
Receive a fixed rate of 3.230% and pay a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	1,500	(93,022)
Receive a fixed rate of 3.320% and pay a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.	USD	800	(1,096)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.		300	(9,196)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.		2,100	(57,380)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG		700	(16,351)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		1,600	(66,163)
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker, Deutsche Bank AG		2,000	(43,013)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.		2,100	(57,679)
Receive a fixed rate of 4.755% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		600	(32,220)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	87

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	USD	2,000	$(39,565)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		900	(18,252)

			(490,903)

Total Options Written (Premiums Received — $1,409,754) — (1.4)%			(1,590,701)

	Par (000)
Borrowed Bonds
U.S. Treasury Notes,
1.25%, 8/31/15		800	(799,750)

Total Borrowed Bonds (Proceeds — $790,620) — (0.7)%			(799,750)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds — 111.6%			125,611,772
Liabilities in Excess of Other Assets — (11.6)%			(13,045,581)

Net Assets — 100.0%			$112,566,191

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$182,692,930

Gross unrealized appreciation	$3,836,243
Gross unrealized depreciation	(329,919)

Net unrealized appreciation	$3,506,324

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at February 26, 2010[1]	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	14,380,994	14,380,994	$24,284
iShares JPMorgan USD Emerging Markets Bond Fund	—	5,000	5,000	$—

1	Commencement of operations.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$(2,792,563)	$2,375
Citibank, N.A.	$9,250,312	$26,617
Credit Suisse International	$(5,020,125)	$(35,953)
Deutsche Bank AG	$12,362,031	$6,281
Goldman Sachs Bank USA	$1,972,375	$(57,813)
JPMorgan Chase Bank, N.A.	$1,233,375	$(1,375)
Morgan Stanley Capital Services, Inc.	$4,378,938	$14,586
Nomura Securities International, Inc.	$925,031	$2,930
RBC Dain Rauscher, Inc.	$(6,084,750)	$3,391
Royal Bank of Scotland Plc	$616,688	$516

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,080,260	EUR	1,595,000	Citibank, N.A.	10/14/10	$(56,897)
CHF	516,918	EUR	390,000	Goldman Sachs Bank USA	10/14/10	(5,500)
CHF	501,480	EUR	390,000	Royal Bank of Scotland Plc	10/14/10	(21,213)
EUR	390,000	CHF	501,493	Goldman Sachs Bank USA	10/14/10	21,199
EUR	1,595,000	CHF	2,093,860	Goldman Sachs Bank USA	10/14/10	43,055
EUR	390,000	CHF	509,168	Royal Bank of Scotland Plc	10/14/10	13,387
EUR	795,000	USD	1,038,860	Citibank, N.A.	10/14/10	44,816
EUR	855,000	USD	1,091,656	Goldman Sachs Bank USA	10/14/10	73,807
EUR	795,000	USD	1,037,197	Royal Bank of Scotland Plc	10/14/10	46,479
EUR	185,000	USD	235,420	UBS AG	10/14/10	16,756
JPY	65,616,776	USD	785,000	BNP Paribas	10/14/10	1,115
JPY	87,712,040	USD	1,040,000	BNP Paribas	10/14/10	10,824
JPY	65,440,375	USD	770,000	BNP Paribas	10/14/10	14,001
JPY	7,660,000	USD	90,913	Citibank, N.A.	10/14/10	857
JPY	66,367,860	USD	780,000	Citibank, N.A.	10/14/10	15,113
JPY	87,638,925	USD	1,045,000	Credit Agricole SA	10/14/10	4,949
JPY	88,035,570	USD	1,050,000	Morgan Stanley Capital Services, Inc.	10/14/10	4,700

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,256,445	USD	15,000	Royal Bank of Scotland Plc	10/14/10	$53
JPY	67,621,630	USD	790,000	Royal Bank of Scotland Plc	10/14/10	20,134
USD	1,034,446	EUR	795,000	Citibank, N.A.	10/14/10	(49,230)
USD	1,039,559	EUR	795,000	Citibank, N.A.	10/14/10	(44,116)
USD	543,960	EUR	425,000	Citibank, N.A.	10/14/10	(35,364)
USD	545,403	EUR	425,000	Goldman Sachs Bank USA	10/14/10	(33,921)
USD	525,000	JPY	44,230,462	BNP Paribas	10/14/10	(4,898)
USD	1,055,000	JPY	88,454,365	BNP Paribas	10/14/10	(4,718)
USD	520,000	JPY	43,930,120	Citibank, N.A.	10/14/10	(6,300)
USD	1,050,000	JPY	88,408,950	Deutsche Bank AG	10/14/10	(9,174)
USD	1,055,000	JPY	88,329,347	Deutsche Bank AG	10/14/10	(3,220)
USD	520,000	JPY	43,878,640	Goldman Sachs Bank USA	10/14/10	(5,683)
USD	520,000	JPY	43,893,200	Royal Bank of Scotland Plc	10/14/10	(5,858)
USD	1,030,000	JPY	86,839,866	UBS AG	10/14/10	(10,375)
MXN	2,982,821	ZAR	1,665,000	Citibank, N.A.	10/19/10	(1,781)
ZAR	736,000	MXN	1,321,414	JPMorgan Chase Bank, N.A.	10/19/10	559
ZAR	906,000	MXN	1,614,039	JPMorgan Chase Bank, N.A.	10/19/10	1,686
GBP	1,258,400	USD	1,991,492	Royal Bank of Scotland Plc	10/20/10	(14,958)
USD	833,480	GBP	546,000	Citibank, N.A.	10/20/10	(24,107)
USD	992,611	GBP	637,500	UBS AG	10/20/10	(8,693)
CNY	708,000	USD	105,822	HSBC Securities, Inc.	10/27/10	(4)
CNY	18,167,247	USD	2,685,000	HSBC Securities, Inc.	10/27/10	30,278
USD	1,201,175	CNY	8,180,000	HSBC Securities, Inc.	10/27/10	(21,409)
USD	215,057	EUR	167,000	UBS AG	10/27/10	(12,562)
EUR	225,000	USD	299,552	UBS AG	11/10/10	7,083
EUR	1,216,000	USD	1,649,202	UBS AG	11/10/10	7,989
USD	1,272,401	EUR	943,750	Deutsche Bank AG	11/10/10	(13,763)
CZK	1,909,151	NOK	619,000	UBS AG	11/15/10	735
EUR	40,000	GBP	33,340	JPMorgan Chase Bank, N.A.	11/15/10	2,155
NOK	855,000	CZK	2,653,236	UBS AG	11/15/10	(1,912)
NOK	577,000	EUR	72,670	Citibank, N.A.	11/15/10	(1,170)
SEK	1,650,000	CZK	4,317,702	Deutsche Bank AG	11/15/10	5,388
USD	115,000	SEK	836,211	JPMorgan Chase Bank, N.A.	11/15/10	(8,903)
USD	489,624	EUR	385,000	Citibank, N.A.	11/17/10	(35,030)
CHF	518,000	EUR	387,623	Citibank, N.A.	11/22/10	(782)
CHF	254,000	EUR	196,853	UBS AG	11/22/10	(9,627)
EUR	200,974	CHF	260,000	UBS AG	11/22/10	9,133
JPY	20,900,000	KRW	298,347,500	HSBC Securities, Inc.	11/22/10	(10,560)
KRW	215,337,000	JPY	15,684,713	HSBC Securities, Inc.	11/22/10	433
KRW	174,072,000	JPY	12,665,769	HSBC Securities, Inc.	11/22/10	510
KRW	198,533,000	JPY	14,386,449	HSBC Securities, Inc.	11/22/10	1,290
USD	212,789	JPY	18,263,175	Citibank, N.A.	11/22/10	(6,098)
EUR	77,555	HUF	22,264,807	Deutsche Bank AG	11/29/10	(3,273)
EUR	53,760	HUF	15,002,000	Deutsche Bank AG	11/29/10	(156)
HUF	37,406,529	PLN	523,000	UBS AG	11/29/10	3,978
PLN	181,000	EUR	45,580	UBS AG	11/29/10	(136)
PLN	341,000	EUR	85,019	UBS AG	11/29/10	905
USD	153,000	ZAR	1,077,151	Citibank, N.A.	11/29/10	(10)
MXN	1,810,527	CAD	145,000	Deutsche Bank AG	12/22/10	1,918
NZD	109,330	USD	80,000	HSBC Securities, Inc.	1/11/11	216
USD	80,000	IDR7	19,360,000	HSBC Securities, Inc.	1/11/11	(601)
USD	46,000	UAH	374,900	HSBC Securities, Inc.	1/27/11	(309)
USD	20,000	UAH	163,000	HSBC Securities, Inc.	1/27/11	(134)
USD	20,000	UAH	161,900	HSBC Securities, Inc.	1/27/11	2
CNY	4,090,000	USD	608,088	HSBC Securities, Inc.	7/27/11	8,321
USD	1,342,240	CNY	8,992,740	HSBC Securities, Inc.	7/27/11	(13,068)
USD	53,596	CNY	354,000	HSBC Securities, Inc.	7/27/11	244

Total						$(71,445)

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
53	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$6,405,961	$(436)
35	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$4,410,820	(4,076)
18	Ultra Treasury Bonds	Chicago Board Options	December 2010	$2,543,063	20,732

Total					$16,220

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	89

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
13	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$2,853,297	$(29)
1	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$133,359	321
21	Euro Dollar Futures	Chicago Mercantile	December 2010	$5,231,100	(1,105)
21	Euro Dollar Futures	Chicago Mercantile	March 2011	$5,228,475	(1,592)
21	Euro Dollar Futures	Chicago Mercantile	June 2011	$5,224,538	(2,130)
18	Euro Dollar Futures	Chicago Mercantile	September 2011	$4,473,900	(1,901)
12	Euro Dollar Futures	Chicago Mercantile	December 2011	$2,979,000	(2,117)
12	Euro Dollar Futures	Chicago Mercantile	March 2012	$2,974,950	(2,805)
12	Euro Dollar Futures	Chicago Mercantile	June 2012	$2,970,450	(3,442)
10	Euro Dollar Futures	Chicago Mercantile	September 2012	$2,471,625	(2,335)
7	Euro Dollar Futures	Chicago Mercantile	December 2012	$1,727,075	(2,431)
7	Euro Dollar Futures	Chicago Mercantile	March 2013	$1,724,188	(2,416)
7	Euro Dollar Futures	Chicago Mercantile	June 2013	$1,720,862	(2,396)
4	Euro Dollar Futures	Chicago Mercantile	September 2013	$981,450	(377)

Total					$(24,755)

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.23	%(a)	3-month LIBOR	Citibank, N.A.	May 2012	USD	6,000	$(93,835)
0.79	%(a)	3-month LIBOR	Deutsche Bank AG	July 2012	USD	2,900	(13,464)
0.85	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	3,000	(17,305)
0.81	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	3,000	(15,232)
0.76	%(a)	3-month LIBOR	Credit Suisse International	August 2012	USD	2,100	(8,342)
0.68	%(b)	3-month LIBOR	Deutsche Bank AG	September 2012	USD	3,100	5,683
0.68	%(b)	3-month LIBOR	UBS AG	September 2012	USD	3,100	5,275
0.67	%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2012	USD	9,200	14,830
2.26	%(b)	3-month LIBOR	Citibank, N.A.	June 2015	USD	2,000	89,466
1.64	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	USD	2,500	(23,929)
1.72	%(b)	3-month LIBOR	Citibank, N.A.	September 2015	USD	800	9,592
1.72	%(b)	3-month LIBOR	Deutsche Bank AG	September 2015	USD	900	10,813
1.70	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	USD	4,000	(41,941)
1.68	%(b)	3-month LIBOR	UBS AG	September 2015	USD	900	7,947
3.39	%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	USD	900	(80,412)
3.15	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	USD	2,100	(124,777)
2.93	%(b)	3-month LIBOR	Citibank, N.A.	July 2020	USD	100	3,892
2.96	%(b)	3-month LIBOR	Citibank, N.A.	July 2020	USD	1,500	62,336
2.70	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2020	USD	500	(8,292)
2.68	%(b)	3-month LIBOR	Citibank, N.A.	August 2020	USD	400	5,735
2.57	%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	300	1,321
2.56	%(b)	3-month LIBOR	Credit Suisse International	August 2020	USD	200	498
2.52	%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	300	386
2.50	%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	3,100	10,137

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.56	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	1,200	$(1,413)
2.61	%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	1,600	9,671
2.82	%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	100	(2,398)
2.76	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	1,100	(20,954)
2.70	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	600	(8,130)
2.68	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	800	(9,336)
2.73	%(a)	3-month LIBOR	UBS AG	September 2020	USD	1,100	(17,427)
2.72	%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2020	USD	1,900	(27,947)
2.69	%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	1,500	(17,166)
2.62	%(a)	3-month LIBOR	Credit Suisse International	September 2020	USD	900	(5,054)
2.70	%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	3,500	44,970
2.70	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	400	(4,940)
2.62	%(a)	3-month LIBOR	UBS AG	September 2020	USD	700	(3,836)
2.57	%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	200	(240)
2.60	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	1,200	4,506
2.59	%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	700	1,700
2.55	%(a)	3-month LIBOR	UBS AG	September 2020	USD	500	531
2.56	%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	500	497
2.50	%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	300	(1,793)
3.50	%(a)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	600	(20,536)
3.48	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	USD	400	(12,035)

Total							$(290,948)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank, N.A.	March 2013	USD	400	(6,995)
Radian Group, Inc.	5.00%	Citibank, N.A.	June 2015	USD	400	(5,302)
Alcoa, Inc.	5.00%	Citibank, N.A.	September 2015	USD	500	(20,013)
Alcoa, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2015	USD	500	(16,716)
MGIC Investment Corp.	5.00%	Citibank, N.A.	December 2015	USD	240	(3,414)
The PMI Group, Inc.	5.00%	Citibank, N.A.	September 2016	USD	400	(3,384)
Brunswick Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2016	USD	75	1,316

Total						$(54,508)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	91

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 14 Version 1	5.00%	Citibank, N.A.	June 2015	USD	1,000	$(29,928)
CDX.NA.HY Series 14 Version 1	5.00%	Citibank, N.A.	June 2015	USD	380	(11,531)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	1,800	(9,741)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	1,800	(11,475)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	1,900	(10,446)
CDX.NA.HY Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	500	(16,353)
CDX.NA.HY Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	350	(11,131)
CDX.NA.HY Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	640	(21,954)
ABX.HE.AAA Series 6 Version 2	0.11%	Credit Suisse International	May 2046	USD	975	(21,188)
ABX.HE.AAA Series 6 Version 2	0.11%	JPMorgan Chase Bank, N.A.	May 2046	USD	975	1

Total						$(143,746)

•	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Assured Guaranty Ltd.	5.00%	Citibank, N.A.	September 2015	AAA	USD	1,000	$11,777
Assured Guaranty Ltd.	5.00%	Deutsche Bank AG	September 2015	AAA	USD	300	2,783
MetLife, Inc.	1.00%	Deutsche Bank AG	September 2015	A-	USD	500	5,259
MetLife, Inc.	1.00%	Citibank, N.A.	September 2015	A-	USD	800	6,653
MetLife, Inc.	1.00%	Citibank, N.A.	September 2015	A-	USD	600	2,482

Total							$28,954

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of September 30, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
6.50%	Credit Suisse International	January 2038	USD	1,654	$(5,642)[1]

1	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Multi-Sector Bond Portfolio

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$8,683,327	—	$8,683,327
Collateralized Debt Obligations	—	—	$139,447	139,447
Corporate Bonds	—	33,396,579	—	33,396,579
Exchange-Traded Funds	$556,550	—	—	556,550
Foreign Agency Obligations	—	2,005,370	—	2,005,370
Foreign Government Obligations	—	1,726,593	—	1,726,593
Non-Agency Mortgage-Backed Securities	—	20,486,213	801,540	21,287,753
Preferred Securities	336,700	254,625	—	591,325
Taxable Municipal Bonds	—	1,837,069	—	1,837,069
U.S. Government Sponsored Agency Securities	—	78,635,366	—	78,635,366
U.S. Treasury Obligations	—	21,401,128	—	21,401,128
Short-Term Securities	14,380,994	793,000	—	15,173,994
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(58,197,031)	—	(58,197,031)

Total	$15,274,244	$111,022,239	$940,987	$127,237,470

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$30,271	—	$30,271
Foreign currency exchange contracts	—	414,068	—	414,068
Interest rate contracts	$21,053	1,054,539	—	1,075,592
Liabilities:
Credit contracts	—	(199,571)	—	(199,571)
Foreign currency exchange contracts	—	(485,513)	—	(485,513)
Interest rate contracts	(29,588)	(2,971,185)	$(5,642)	(3,006,415)

Total	$(8,535)	$(2,157,391)	$(5,642)	$(2,171,568)

1	Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Collateralized Debt Obligations	Non-Agency Mortgage-Backed Securities	Total
Assets:
Balance, as of February 26, 2010[2]	—	—	—
Accrued discounts/premiums	$23	$(111)	$(88)
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[3]	(486)	39,366	38,880
Purchases	139,910	762,285	902,195
Sales	—	—	—
Transfers in4	—	—	—
Transfers out[4]	—	—	—

Balance, as of September 30, 2010	$139,447	$801,540	$940,987

2	Commencement of operations.

3	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $38,880.

4	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of February 26, 2010[5]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[6]	$(5,642)
Purchases	—
Sales	—
Transfers in7	—
Transfers out[7]	—

Balance, as of September 30, 2010	$(5,642)

5	Commencement of operations.

6	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on swaps still held on September 30, 2010 was $(5,642).

7	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	93

Statements of Assets and Liabilities

September 30, 2010	BlackRock Bond Portfolio	BlackRock Floating Rate Income Portfolio	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$1,512,331,563	$72,936,247	$2,769,768,107	$3,643,127,357
Investments at value - affiliated[2]	—	13,517,896	327,656,088	70,882
Cash	2,022,004	936	1,058,708	1,361,062
Foreign currency at value[3]	108,912	—	—	262,308
Cash held as collateral for financial futures contracts	—	—	1,767,000	—
Swap premiums paid	—	—	273,848	—
Investments sold receivable	369,663,317	1,469,588	774,396,524	202,589,965
TBA sale commitments receivable	320,188,412	—	871,505,558	—
Interest receivable	9,020,125	404,667	8,168,445	19,247,451
Unrealized appreciation on swaps	3,346,013	—	1,968,065	10,010,288
Unrealized appreciation on foreign currency exchange contracts	3,054,804	—	—	—
Capital shares sold receivable	1,635,355	9,305,561	3,849,026	17,161,295
Margin variation receivable	53,622	—	27,510	280,319
Dividends receivable - affiliated	3,959	2,955	64,112	5,893
Receivable from advisor	661	7,554	28,476	146,264
Prepaid expenses	60,162	44,781	58,650	125,075
Other assets	9,602	—	—	—

Total assets	2,221,498,511	97,690,185	4,760,590,117	3,894,388,159

Liabilities
Investments purchased payable	509,447,461	15,631,296	2,525,168,437	163,210,209
TBA sale commitments at value[4]	318,965,130	—	870,743,239	—
Reverse repurchase agreements	160,724,475	—	—	147,275,107
Options written at value[5]	30,878,166	—	12,158,216	61,299,330
Unrealized depreciation on swaps	10,909,433	—	283,520	12,821,523
Unrealized depreciation on foreign currency exchange contracts	2,940,195	160	—	629,355
Cash collateral received for swap contracts	2,180,000	—	—	1,300,000
Capital shares redeemed payable	1,684,234	60	3,888,513	8,527,188
Income dividends payable	1,121,368	204,931	1,574,130	2
Swap premiums received	735,945	—	—	254,775
Interest expense payable	518,296	—	2,272,361	3,970
Investment advisory fees payable	283,459	—	434,815	453,217
Margin variation payable	281,879	—	178,507	118,572
Service and distribution fees payable	125,573	100	393,610	853,286
Other affiliates payable	51,275	1,018	57,985	95,270
Officer’s and Trustees’ fees payable	9,340	363	11,087	21,930
Cash collateral received for reverse repurchase agreements	—	—	—	829,000
Other accrued expenses payable	436,437	91,259	506,534	1,061,648

Total liabilities	1,041,292,666	15,929,187	3,417,670,954	398,754,382

Net Assets	$1,180,205,845	$81,760,998	$1,342,919,163	$3,495,633,777

Net Assets Consist of
Paid-in capital	$1,148,119,708	$80,822,530	$1,282,344,725	$3,266,246,764
Undistributed net investment income	4,375,008	55,425	796,014	2,825,319
Accumulated net realized gain	894,687	88,422	25,362,313	96,959,881
Net unrealized appreciation/depreciation	26,816,442	794,621	34,416,111	129,601,813

Net Assets	$1,180,205,845	$81,760,998	$1,342,919,163	$3,495,633,777

[1] Investments at cost - unaffiliated	$1,471,727,878	$72,141,466	$2,733,748,253	$3,495,198,782
[2] Investments at cost - affiliated	—	13,517,896	327,656,088	70,882
[3] Foreign currency at cost	104,822	—	—	250,851
[4] Proceeds from TBA sale commitments	320,188,412	—	871,505,558	—
[5] Premiums received	23,850,926	—	10,115,000	46,305,530

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Statements of Assets and Liabilities (continued)

September 30, 2010	BlackRock Bond Portfolio	BlackRock Floating Rate Income Portfolio	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio
Net Asset Value
BlackRock
Net assets	$152,849,981	—	$780,683	$339,248,669
Shares outstanding[6]	15,833,370	—	74,729	30,327,993
Net asset value	$9.65	—	$10.45	$11.19
Institutional
Net assets	$527,175,859	$81,535,352	$557,610,472	$968,736,343
Shares outstanding[6]	54,625,972	8,030,093	53,247,802	84,979,426
Net asset value	$9.65	$10.15	$10.47	$11.40
Service
Net assets	$139,733,738	—	$43,281,112	$79,862,434
Shares outstanding[6]	14,471,007	—	4,137,830	7,006,566
Net asset value	$9.66	—	$10.46	$11.40
Investor A
Net assets	$277,102,212	$108,751	$370,679,532	$1,427,762,215
Shares outstanding[6]	28,712,931	10,713	35,258,923	126,364,270
Net asset value	$9.65	$10.15	$10.51	$11.30
Investor B
Net assets	$3,835,592	—	$11,961,133	$11,415,776
Shares outstanding[6]	397,491	—	1,141,328	1,017,793
Net asset value	$9.65	—	$10.48	$11.22
Investor C
Net assets	$79,508,463	$116,895	$358,606,231	$668,608,340
Shares outstanding[6]	8,231,804	11,518	34,252,058	59,240,089
Net asset value	$9.66	$10.15	$10.47	$11.29

6	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	95

Statements of Assets and Liabilities (continued)

September 30, 2010	BlackRock Intermediate Government Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$2,041,822,151	$303,065,589	$920,222,760	$171,261,710
Investments at value - affiliated[2]	—	1,515,742	785,936	14,937,544
Cash	1,518,645	—	1,408,030	844,565
Foreign currency at value[3]	615,460	365	52,718	3,009
Cash held as collateral for financial futures contracts	—	—	20,000	—
Swap premiums paid	550,343	33,918	—	680,224
TBA sale commitments receivable	1,447,840,742	—	294,635,096	58,110,383
Investments sold receivable	101,676,966	1,566,917	277,579,794	8,590,411
Interest receivable	5,673,216	3,306,062	4,236,086	885,384
Unrealized appreciation on swaps	2,241,228	1,025,861	3,394,650	320,057
Unrealized appreciation on foreign currency exchange contracts	2,171,668	—	1,503,201	414,068
Capital shares sold receivable	1,151,235	39,361	1,032,141	314,984
Receivable from advisor	25,145	1,349	46,708	3,082
Margin variation receivable	21,663	44,796	20,396	25,491
Dividends receivable - affiliated	666	446	255	3,219
Principal paydown receivable	—	—	92,422	—
Prepaid expenses	38,350	9,169	41,553	52,013
Other assets	—	93,521	—	—

Total assets	3,605,347,478	310,703,096	1,505,071,746	256,446,144

Liabilities
Bank overdraft	—	47,889	—	—
Investments purchased payable	1,546,567,641	4,428,442	535,680,564	81,509,513
TBA sale commitments at value[4]	1,446,955,522	—	293,666,984	58,197,031
Reverse repurchase agreements	59,992,574	8,659,438	149,725,850	—
Options written at value[5]	13,267,899	5,813,871	15,706,139	1,590,701
Unrealized depreciation on swaps	4,057,298	1,102,664	5,313,948	785,947
Capital shares redeemed payable	2,913,806	56,806	465,611	148,252
Cash collateral received for swap contracts	2,900,000	700,000	—	—
Interest expense payable	2,457,352	762	503,979	83,062
Unrealized depreciation on foreign currency exchange contracts	2,075,176	32,801	1,442,590	485,513
Income dividends payable	785,330	14,237	976,887	165,476
Investment advisory fees payable	180,807	61,105	190,757	—
Service and distribution fees payable	112,184	2,821	43,639	15,681
Margin variation payable	95,026	9,261	152,027	14,881
Other affiliates payable	25,329	8,454	16,533	6,278
Officer’s and Trustees’ fees payable	6,074	4,658	5,813	3,542
Swap premiums received	—	—	645,512	—
Borrowed bonds[6]	—	—	—	799,750
Other accrued expenses payable	264,452	85,234	193,533	74,326

Total liabilities	3,082,656,470	21,028,443	1,004,730,366	143,879,953

Net Assets	$522,691,008	$289,674,653	$500,341,380	$112,566,191

Net Assets Consist of
Paid-in capital	$497,107,393	$247,954,140	$512,756,252	$107,922,908
Undistributed net investment income	2,606,042	517,858	1,532,354	314,365
Accumulated net realized gain (loss)	7,841,132	11,140,920	(22,413,317)	1,498,923
Net unrealized appreciation/depreciation	15,136,441	30,061,735	8,466,091	2,829,995

Net Assets	$522,691,008	$289,674,653	$500,341,380	$112,566,191

[1] Investments at cost - unaffiliated	$2,023,790,234	$271,555,299	$906,727,299	$167,611,151
[2] Investments at cost - affiliated	—	1,515,742	785,936	14,936,932
[3] Foreign currency at cost	600,868	349	50,619	2,899
[4] Proceeds from TBA sale commitments	1,447,840,742	—	294,635,096	58,110,383
[5] Premiums received	11,862,102	4,347,250	11,805,198	1,409,754
[6] Proceeds received from borrowed bond agreements	—	—	—	790,620

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Statements of Assets and Liabilities (concluded)

September 30, 2010	BlackRock Intermediate Government Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio
Net Asset Value
BlackRock
Net assets	—	$273,302,562	—	—

Shares outstanding[7]	—	23,877,803	—	—

Net asset value	—	$11.45	—	—

Institutional
Net assets	$182,794,308	$2,329,440	$312,659,189	$78,509,645

Shares outstanding[7]	16,634,685	203,722	30,360,792	7,437,202

Net asset value	$10.99	$11.43	$10.30	$10.56

Service
Net assets	$4,029,577	—	$154,030,640	—

Shares outstanding[7]	366,902	—	14,956,285	—

Net asset value	$10.98	—	$10.30	—

Investor A
Net assets	$267,435,978	$14,042,651	$25,401,952	$17,908,455

Shares outstanding[7]	24,279,610	1,226,840	2,465,835	1,697,194

Net asset value	$11.01	$11.45	$10.30	$10.55

Investor B
Net assets	$9,864,448	—	$697,808	—

Shares outstanding[7]	898,334	—	67,772	—

Net asset value	$10.98	—	$10.30	—

Investor C
Net assets	$58,566,697	—	$7,551,791	$16,148,091

Shares outstanding[7]	5,325,234	—	734,976	1,529,567

Net asset value	$11.00	—	$10.27	$10.56

7	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	97

Statements of Operations

Year Ended September 30, 2010	BlackRock Bond Portfolio	BlackRock Floating Rate Income Portfolio[1]	BlackRock GNMA Portfolio
Investment Income
Interest	$47,591,635	$621,083	$43,962,260
Dividends - affiliated	15,696	13,058	428,897

Total income	47,607,331	634,141	44,391,157

Expenses
Investment advisory	5,124,329	77,716	7,071,418
Service and distribution - class specific	1,434,795	144	4,688,114
Transfer agent - class specific	810,628	320	1,416,087
Administration	714,577	10,598	872,856
Administration - class specific	254,519	3,531	322,450
Professional	155,791	80,114	84,075
Custodian	146,981	3,246	274,901
Printing	143,705	1,008	199,852
Registration	131,623	4,784	157,342
Officer and Trustees	38,740	4,046	47,586
Borrowing costs[3]	31,030	—	—
Organization and offering	—	31,096	—
Miscellaneous	124,040	2,795	102,891
Recoupment of past waived fees - class specific	16,788	—	267

Total expenses excluding interest expense	9,127,546	219,398	15,237,839
Interest expense[3]	1,307,559	—	58,148

Total expenses	10,435,105	219,398	15,295,987
Less fees waived by advisor	(1,682,274)	(77,716)	(2,048,416)
Less administration fees waived	—	(7,190)	—
Less administration fees waived - class specific	(91,928)	(3,526)	(142,688)
Less transfer agent fees waived - class specific	(973)	—	(10,438)
Less transfer agent fees reimbursed - class specific	(18,852)	(292)	(428,273)
Less fees paid indirectly	(199)	—	(862)
Less expenses reimbursed by advisor	—	(31,602)	—

Total expenses after fees waived, reimbursed and paid indirectly	8,640,879	99,072	12,665,310

Net investment income	38,966,452	535,069	31,725,847

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	14,089,745	88,422	44,248,663
Options written	15,908,666	—	6,321,116
Financial futures contracts	(2,706,814)	—	(12,329,643)
Swaps	4,083,698	—	(5,334)
Foreign currency transactions	1,338,212	—	—

	32,713,507	88,422	38,234,802

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	32,289,808	794,781	14,480,233
Investments - affiliated	—	—	—
Options written	(4,084,528)	—	(2,553,870)
Financial futures contracts	(764,017)	—	(1,693,527)
Swaps	(13,847,638)	—	(92,820)
Borrowed bonds	—	—	—
Foreign currency transactions	151,035	(160)	—

	13,744,660	794,621	10,140,016

Total realized and unrealized gain	46,458,167	883,043	48,374,818

Net Increase in Net Assets Resulting from Operations	$85,424,619	$1,418,112	$80,100,665

1	Commencement of operations on July 8, 2010.

2	Commencement of operations on February 26, 2010.

3	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Inflation Protected Bond Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Managed Income Portfolio	BlackRock Multi-Sector Bond Portfolio[2]

$66,227,289	$19,523,975	$14,350,521	$27,240,629	$1,469,319
131,468	29,995	10,302	6,083	24,284

66,358,757	19,553,970	14,360,823	27,246,712	1,493,603

10,329,542	2,568,263	1,353,570	2,546,602	220,193
8,760,073	1,352,378	31,691	554,983	49,715
3,575,551	752,863	23,245	719,344	5,531
1,660,063	383,868	203,035	380,912	33,029
569,167	128,475	67,742	127,358	10,936
108,668	70,547	67,591	114,942	57,867
184,828	183,975	38,202	123,806	14,011
352,010	60,772	18,622	61,969	3,424
355,614	69,179	24,105	60,831	10,714
83,201	26,381	22,279	26,035	15,225
—	—	—	—	—
—	—	—	—	124,176
176,192	85,533	35,648	89,111	10,159
7,355	15,291	—	981	—

26,162,264	5,697,525	1,885,730	4,806,874	554,980
44,421	236,528	3,667	684,001	772

26,206,685	5,934,053	1,889,397	5,490,875	555,752
(4,653,929)	(266,292)	(544,966)	(69,526)	(124,073)
—	—	—	—	(210)
(146,295)	(48,387)	(64,509)	(107,044)	(9,699)
(37,107)	(1,415)	(901)	(1,179)	(334)
(401,155)	(303,682)	(1,520)	(597,742)	(3,835)
(3,711)	(407)	(3)	(34)	(5)
—	—	—	—	(58,851)

20,964,488	5,313,870	1,277,498	4,715,350	358,745

45,394,269	14,240,100	13,083,325	22,531,362	1,134,858

82,161,626	12,232,313	5,679,675	6,574,722	1,118,596
6,237,450	8,216,171	43,408	7,879,791	4,383
13,554,842	(5,368,796)	6,811,374	(1,561,726)	273,565
(2,163,656)	(2,183,774)	(1,033,324)	168,783	100,789
368,264	(3,282)	(9,704)	633,371	59,826

100,158,526	12,892,632	11,491,429	13,694,941	1,557,159

114,855,073	15,676,353	14,857,653	21,746,456	3,563,911
—	—	—	—	612
(15,492,513)	(170,210)	(1,375,331)	(1,712,077)	(180,947)
292,796	(121,351)	(645,415)	(456,157)	(8,535)
(4,985,336)	(4,288,384)	(252,322)	(3,849,473)	(465,890)
—	—	—	—	(9,130)
(357,710)	(113,698)	(34,050)	1,093,595	(70,026)

94,312,310	10,982,710	12,550,535	16,822,344	2,829,995

194,470,836	23,875,342	24,041,964	30,517,285	4,387,154

$239,865,105	$38,115,442	$37,125,289	$53,048,647	$5,522,012

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	99

Statements of Changes in Net Assets

	BlackRock Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$38,966,452	$41,968,227
Net realized gain (loss)	32,713,507	(18,567,501)
Net change in unrealized appreciation/depreciation	13,744,660	82,843,066

Net increase in net assets resulting from operations	85,424,619	106,243,792

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(7,639,727)	(10,044,978)
Institutional	(22,452,742)	(22,635,136)
Service	(6,700,994)	(9,250,064)
Investor A	(4,170,127)	(3,158,811)
Investor B	(158,907)	(221,641)
Investor C	(2,330,897)	(1,556,815)
Net realized gain:
BlackRock	—	(735,437)
Institutional	—	(1,407,267)
Service	—	(800,342)
Investor A	—	(172,885)
Investor B	—	(19,312)
Investor C	—	(85,558)

Decrease in net assets resulting from dividends and distributions to shareholders	(43,453,394)	(50,088,246)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	45,622,071	148,352,081

Net Assets
Total increase (decrease) in net assets	87,593,296	204,507,627
Beginning of period	1,092,612,549	888,104,922

End of period	$1,180,205,845	$1,092,612,549

Undistributed (distributions in excess of) net investment income	$4,375,008	$1,391,033

1	Commencement of operations.

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Floating Rate Income Portfolio	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
July 8, 2010[1] to September 30, 2010	Year Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009

$535,069	$31,725,847	$33,015,606	$45,394,269	$10,985,009
88,422	38,234,802	29,612,422	100,158,526	9,985,213
794,621	10,140,016	23,755,641	94,312,310	61,112,640

1,418,112	80,100,665	86,383,669	239,865,105	82,082,862

—	(280,573)	(128,686)	(4,504,161)	(907,590)
(490,952)	(17,740,956)	(20,688,645)	(12,696,419)	(2,925,879)
—	(964,101)	(906,470)	(1,087,274)	(334,528)
(431)	(9,310,296)	(8,354,626)	(19,225,347)	(5,427,583)
—	(314,842)	(620,934)	(135,285)	(91,825)
(346)	(7,445,488)	(7,503,863)	(6,352,676)	(2,314,994)

—	(14,492)	—	(598,433)	(747)
—	(10,973,210)	—	(1,517,713)	(6,894)
—	(619,872)	—	(175,349)	(413)
—	(5,867,060)	—	(2,998,722)	(10,627)
—	(333,248)	—	(37,112)	(794)
—	(6,992,231)	—	(1,453,789)	(8,367)

(491,729)	(60,856,369)	(38,203,224)	(50,782,280)	(12,030,241)

80,834,615	(23,080,055)	894,011,973	1,588,345,661	1,161,994,515

81,760,998	(3,835,759)	942,192,418	1,777,428,486	1,232,047,136
—	1,346,754,922	404,562,504	1,718,205,291	486,158,155

$81,760,998	$1,342,919,163	$1,346,754,922	$3,495,633,777	$1,718,205,291

$55,425	$796,014	$(207,660)	$2,825,319	$(170,239)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	101

Statements of Changes in Net Assets (concluded)

	BlackRock Intermediate Government Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$14,240,100	$15,663,786
Net realized gain (loss)	12,892,632	9,223,009
Net change in unrealized appreciation/depreciation	10,982,710	10,602,532

Net increase in net assets resulting from operations	38,115,442	35,489,327

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	—	—
Institutional	(6,597,418)	(7,236,777)
Service	(119,661)	(93,734)
Investor A	(8,702,750)	(8,701,246)
Investor B	(322,624)	(593,314)
Investor C	(1,397,042)	(1,397,053)
Net realized gain:
BlackRock	—	—
Institutional	(1,155,570)	(1,120,903)
Service	(20,232)	(13,735)
Investor A	(1,705,565)	(1,365,737)
Investor B	(100,516)	(135,719)
Investor C	(356,400)	(265,525)

Decrease in net assets resulting from dividends and distributions to shareholders	(20,477,778)	(20,923,743)

Capital Share Transactions
Capital contribution from affiliate	—	—
Net increase (decrease) in net assets derived from capital share transactions	(22,521,650)	9,294,744

Net Assets
Total increase (decrease) in net assets	(4,883,986)	23,860,328
Beginning of period	527,574,994	503,714,666

End of period	$522,691,008	$527,574,994

Undistributed net investment income	$2,606,042	$1,718,254

1	Commencement of operations.

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Long Duration Bond Portfolio		BlackRock Managed Income Portfolio		BlackRock Multi-Sector Bond Portfolio
Year Ended September 30,		Year Ended September 30,		February 26, 2010[1] to September 30, 2010
2010	2009	2010	2009

$13,083,325	$9,941,142	$22,531,362	$27,994,972	$1,134,858
11,491,429	1,161,733	13,694,941	(26,937,584)	1,557,159
12,550,535	30,723,303	16,822,344	55,295,504	2,829,995

37,125,289	41,826,178	53,048,647	56,302,892	5,522,012

(12,411,052)	(8,816,250)	—	—	—
(238,309)	(906,636)	(16,111,513)	(20,324,943)	(781,335)
—	—	(8,295,309)	(8,841,650)	—
(563,284)	(159,352)	(1,060,728)	(1,015,880)	(101,392)
—	—	(38,715)	(79,498)	—
—	—	(262,860)	(186,370)	(61,327)

(1,095,062)	(330,517)	—	—	—
(5,583)	(31,950)	—	—	—
—	—	—	—	—
(53,188)	(951)	—	—	—
—	—	—	—	—
—	—	—	—	—

(14,366,478)	(10,245,656)	(25,769,125)	(30,448,341)	(944,054)

—	—	18,846	633,234	—
12,832,186	55,583,965	(50,787,463)	(141,096,830)	107,988,233

35,590,997	87,164,487	(23,489,095)	(114,609,045)	112,566,191
254,083,656	166,919,169	523,830,475	638,439,520	—

$289,674,653	$254,083,656	$500,341,380	$523,830,475	$112,566,191

$517,858	$1,063,958	$1,532,354	$2,668,782	$314,365

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	103

Statements of Cash Flows

For the Year Ended September 30, 2010	BlackRock Bond Portfolio	BlackRock Managed Income Portfolio
Cash used in Operating Activities
Cash flows from operating activities:
Net increase in net assets resulting from operations:	$85,424,619	$53,048,647
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities (Increase) decrease in dividends receivable - affiliated	(1,419)	224
Increase in interest receivable	(417,187)	(181,251)
Decrease in prepaid expenses	24,928	2,286
Decrease in receivable from advisor	1,088	639,731
Increase in TBA sale commitments receivable	(214,231,971)	(200,300,212)
Increase in receivable from principal paydowns	—	(91,990)
Increase in cash collateral received for financial futures contracts	—	(20,000)
Increase in other assets	(9,602)	—
Increase (decrease) in investment advisory fees payable	36,003	(4,604)
Increase in TBA sale commitments at value	212,044,983	198,787,613
Increase (decrease) in cash collateral received for swap contracts	2,180,000	(52,379)
Increase in swap premiums received	735,945	645,512
Decrease in other affiliates payable	(197,174)	(103,150)
Increase in net margin variation payable	411,879	213,932
Increase in other accrued expenses payable	319,467	110,178
Increase in interest expense payable	279,732	262,263
Net change in unrealized (appreciation)/depreciation	(12,161,052)	(14,672,307)
Net realized loss from sales of long-term investments	(16,091,167)	(9,926,802)
Amortization of premium and discount on investments	1,966,839	3,414,023
Proceeds from sales and paydowns of long-term investments	8,993,025,380	5,913,270,786
Purchases of long-term investments	(9,105,611,114)	(5,956,644,937)
Net purchases of short-term securities	(7,307,037)	(1,587,022)
Net change in options written	(6,866,219)	(2,404,815)

Cash used in operating activities	(66,443,079)	(15,594,274)

Cash provided by Financing Activities
Cash receipts from borrowings	15,132,879,862	6,697,460,229
Cash payments from borrowings	(15,065,429,927)	(6,599,268,429)
Proceeds from shares sold	576,793,671	73,146,267
Shares redeemed	(560,033,778)	(140,198,080)
Cash dividends paid to shareholders	(15,472,947)	(15,025,784)
Decrease in bank overdraft	(157,265)	—

Cash provided by financing activities	68,579,616	16,114,203

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(6,440)	13,269

Cash:
Net increase in cash	2,130,097	533,198
Cash and foreign currency at beginning of year	819	927,550

Cash and foreign currency at end of year	$2,130,916	$1,460,748

Cash Flow Information:
Cash paid during the period for interest	$1,027,827	$421,738

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$28,632,291	$11,037,613

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights	BlackRock Bond Portfolio

	BlackRock Shares					Institutional Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.27	$8.74	$9.28	$9.24	$9.32	$9.27	$8.73	$9.28	$9.24	$9.32

Net investment income[1]	0.38	0.41	0.45	0.42	0.39	0.37	0.41	0.45	0.42	0.38
Net realized and unrealized gain (loss)	0.42	0.61	(0.53)	0.06	(0.07)[2]	0.42	0.61	(0.55)	0.06	(0.07)[2]

Net increase (decrease) from investment operations	0.80	1.02	(0.08)	0.48	0.32	0.79	1.02	(0.10)	0.48	0.31

Dividends and distributions from:
Net investment income	(0.42)	(0.46)	(0.45)	(0.44)	(0.40)	(0.41)	(0.45)	(0.44)	(0.44)	(0.39)
Net realized gain	—	(0.03)	(0.01)	—	—	—	(0.03)	(0.01)	—	—

Total dividends and distributions	(0.42)	(0.49)	(0.46)	(0.44)	(0.40)	(0.41)	(0.48)	(0.45)	(0.44)	(0.39)

Net asset value, end of year	$9.65	$9.27	$8.74	$9.28	$9.24	$9.65	$9.27	$8.73	$9.28	$9.24

Total Investment Return[3]
Based on net asset value	8.80%	12.07%	(1.07)%	5.33%	3.54%[4]	8.71%	12.14%	(1.22)%	5.29%	3.45%[4]

Ratios to Average Net Assets
Total expenses	0.80%	0.68%	0.87%	0.68%	0.67%	0.87%	0.72%	0.86%	0.69%	0.72%

Total expenses after fees waived, reimbursed and paid indirectly	0.61%	0.47%	0.64%	0.47%	0.45%	0.69%	0.53%	0.67%	0.50%	0.53%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.48%	0.46%	0.45%	0.45%	0.45%	0.57%	0.52%	0.49%	0.48%	0.53%

Net investment income	4.02%	4.65%	4.81%	4.59%	4.20%	3.93%	4.57%	4.79%	4.57%	4.12%

Supplemental Data
Net assets, end of year (000)	$152,850	$207,249	$218,311	$262,145	$397,585	$527,176	$544,485	$362,249	$300,377	$305,384

Portfolio turnover	671%[5]	444%[6]	316%[7]	101%	113%	671%[5]	444%[6]	316%[7]	101%	113%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 542%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 332%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 130%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	105

Financial Highlights (continued)	BlackRock Bond Portfolio

	Service Shares					Investor A Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.27	$8.73	$9.28	$9.24	$9.33	$9.26	$8.73	$9.28	$9.24	$9.32

Net investment income[1]	0.34	0.38	0.41	0.39	0.35	0.34	0.37	0.41	0.39	0.35
Net realized and unrealized gain (loss)	0.43	0.61	(0.54)	0.06	(0.08)[2]	0.43	0.61	(0.54)	0.06	(0.07)[2]

Net increase (decrease) from investment operations	0.77	0.99	(0.13)	0.45	0.27	0.77	0.98	(0.13)	0.45	0.28

Dividends and distributions from:
Net investment income	(0.38)	(0.42)	(0.41)	(0.41)	(0.36)	(0.38)	(0.42)	(0.41)	(0.41)	(0.36)
Net realized gain	—	(0.03)	(0.01)	—	—	—	(0.03)	(0.01)	—	—

Total dividends and distributions	(0.38)	(0.45)	(0.42)	(0.41)	(0.36)	(0.38)	(0.45)	(0.42)	(0.41)	(0.36)

Net asset value, end of year	$9.66	$9.27	$8.73	$9.28	$9.24	$9.65	$9.26	$8.73	$9.28	$9.24

Total Investment Return[3]
Based on net asset value	8.49%	11.76%	(1.55)%	4.94%	2.98%[4]	8.46%	11.60%	(1.60)%	4.95%	3.09%[4]

Ratios to Average Net Assets
Total expenses	1.16%	1.05%	1.21%	1.00%	1.11%	1.20%	1.10%	1.27%	1.00%	1.18%

Total expenses excluding recoupment of past waived fees	1.16%	1.05%	1.21%	1.00%	1.11%	1.18%	1.10%	1.27%	1.00%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly	1.00%	0.87%	1.01%	0.82%	0.88%	1.03%	0.91%	1.06%	0.82%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.87%	0.85%	0.83%	0.80%	0.88%	0.91%	0.89%	0.88%	0.80%	0.89%

Net investment income	3.64%	4.27%	4.45%	4.27%	3.80%	3.56%	4.17%	4.37%	4.26%	3.76%

Supplemental Data
Net assets, end of year (000)	$139,734	$180,546	$235,333	$257,580	$184,276	$277,102	$92,421	$47,131	$29,328	$27,545

Portfolio turnover	671%[5]	444%[6]	316%[7]	101%	113%	671%[5]	444%[6]	316%[7]	101%	113%

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Bond Portfolio

	Investor B Shares					Investor C Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.26	$8.73	$9.28	$9.24	$9.32	$9.27	$8.74	$9.29	$9.25	$9.33

Net investment income[1]	0.27	0.30	0.34	0.31	0.27	0.27	0.31	0.34	0.32	0.28
Net realized and unrealized gain (loss)	0.43	0.61	(0.55)	0.06	(0.06)[2]	0.43	0.61	(0.54)	0.05	(0.07)[2]

Net increase (decrease) from investment operations	0.70	0.91	(0.21)	0.37	0.21	0.70	0.92	(0.20)	0.37	0.21

Dividends and distributions from:
Net investment income	(0.31)	(0.35)	(0.33)	(0.33)	(0.29)	(0.31)	(0.36)	(0.34)	(0.33)	(0.29)
Net realized gain	—	(0.03)	(0.01)	—	—	—	(0.03)	(0.01)	—	—

Total dividends and distributions	(0.31)	(0.38)	(0.34)	(0.33)	(0.29)	(0.31)	(0.39)	(0.35)	(0.33)	(0.29)

Net asset value, end of year	$9.65	$9.26	$8.73	$9.28	$9.24	$9.66	$9.27	$8.74	$9.29	$9.25

Total Investment Return[3]
Based on net asset value	7.65%	10.76%	(2.38)%	4.07%	2.29%[4]	7.71%	10.82%	(2.33)%	4.07%	2.33%[4]

Ratios to Average Net Assets
Total expenses	1.97%	1.87%	2.05%	1.88%	1.88%	1.89%	1.79%	1.98%	1.85%	1.82%

Total expenses excluding recoupment of past waived fees	1.96%	1.85%	2.05%	1.88%	1.88%	1.89%	1.79%	1.98%	1.85%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly	1.80%	1.69%	1.86%	1.67%	1.67%	1.73%	1.61%	1.79%	1.66%	1.62%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.68%	1.67%	1.67%	1.65%	1.67%	1.60%	1.59%	1.61%	1.64%	1.62%

Net investment income	2.86%	3.44%	3.62%	3.40%	2.97%	2.87%	3.45%	3.66%	3.42%	3.02%

Supplemental Data
Net assets, end of year (000)	$3,836	$5,690	$5,572	$6,134	$7,937	$79,508	$62,222	$19,508	$8,927	$8,408

Portfolio turnover	671%[5]	444%[6]	316%[7]	101%	113%	671%[5]	444%[6]	316%[7]	101%	113%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 542%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 332%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 130%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	107

Financial Highlights (continued)	BlackRock Floating Rate Income Portfolio

	Institutional Shares	Investor A Shares	Investor C Shares
	Period July 8, 2010[1] to September 30, 2010	Period July 8, 2010[1] to September 30, 2010	Period July 8, 2010[1] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.09	0.09	0.07
Net realized and unrealized gain	0.14	0.13	0.13

Net increase from investment operations	0.23	0.22	0.20

Dividends from net investment income	(0.08)	(0.07)	(0.05)

Net asset value, end of period	$10.15	$10.15	$10.15

Total Investment Return[3,4]
Based on net asset value	2.27%	2.20%	2.04%

Ratios to Average Net Assets[5]
Total expenses[6]	1.45%	1.89%	2.43%

Total expenses after fees waived, reimbursed and paid indirectly	0.70%	1.04%	1.65%

Net investment income	3.79%	3.83%	2.86%

Supplemental Data
Net assets, end of period (000)	$81,535	$109	$117

Portfolio turnover	64%	64%	64%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.55%, 2.04% and 2.58% respectively.

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock GNMA Portfolio

	BlackRock Shares					Institutional Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.28	$9.73	$9.44	$9.53	$9.69	$10.31	$9.75	$9.45	$9.54	$9.70

Net investment income[1]	0.28	0.31	0.23	0.47	0.45	0.29	0.37	0.59	0.47	0.44
Net realized and unrealized gain (loss)	0.41	0.66	0.55	(0.05)	(0.08)	0.39	0.60	0.20	(0.05)	(0.08)

Net increase from investment operations	0.69	0.97	0.78	0.42	0.37	0.68	0.97	0.79	0.42	0.36

Dividends and distributions from:
Net investment income	(0.33)	(0.42)	(0.49)	(0.51)	(0.53)	(0.33)	(0.41)	(0.49)	(0.51)	(0.52)
Net realized gain	(0.19)	—	—	—	—	(0.19)	—	—	—	—

Total dividends and distributions	(0.52)	(0.42)	(0.49)	(0.51)	(0.53)	(0.52)	(0.41)	(0.49)	(0.51)	(0.52)

Net asset value, end of year	$10.45	$10.28	$9.73	$9.44	$9.53	$10.47	$10.31	$9.75	$9.45	$9.54

Total Investment Return[2]
Based on net asset value	6.95%	10.09%	8.36%	4.56%	3.93%	6.80%	10.17%	8.43%	4.53%	3.84%

Ratios to Average Net Assets
Total expenses	0.70%	0.81%	0.87%	0.81%	0.78%	0.81%	0.81%	0.97%	0.82%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.52%	0.51%	0.56%	0.49%	0.45%	0.55%	0.48%	0.57%	0.52%	0.53%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%	0.51%	0.45%	0.45%	0.45%	0.54%	0.48%	0.48%	0.48%	0.53%

Net investment income	2.85%	2.91%	4.98%	4.96%	4.71%	2.83%	3.63%	4.71%	4.93%	4.62%

Supplemental Data
Net assets, end of year (000)	$781	$40,982	$353	$12,162	$11,632	$557,610	$578,224	$272,840	$118,652	$108,286

Portfolio turnover	847%[3]	1,435%[4]	2,637%[5]	553%	320%	847%[3]	1,435%[4]	2,637%[5]	553%	320%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	109

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service Shares					Investor A Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.29	$9.73	$9.44	$9.53	$9.69	$10.34	$9.78	$9.49	$9.58	$9.74

Net investment income[1]	0.26	0.33	0.51	0.44	0.41	0.26	0.33	0.53	0.43	0.41
Net realized and unrealized gain (loss)	0.39	0.61	0.24	(0.04)	(0.08)	0.39	0.61	0.21	(0.04)	(0.08)

Net increase from investment operations	0.65	0.94	0.75	0.40	0.33	0.65	0.94	0.74	0.39	0.33

Dividends and distributions from:
Net investment income	(0.29)	(0.38)	(0.46)	(0.49)	(0.49)	(0.29)	(0.38)	(0.45)	(0.48)	(0.49)
Net realized gain	(0.19)	—	—	—	—	(0.19)	—	—	—	—

Total dividends and distributions	(0.48)	(0.38)	(0.46)	(0.49)	(0.49)	(0.48)	(0.38)	(0.45)	(0.48)	(0.49)

Net asset value, end of year	$10.46	$10.29	$9.73	$9.44	$9.53	$10.51	$10.34	$9.78	$9.49	$9.58

Total Investment Return[2]
Based on net asset value	6.53%	9.83%	8.03%	4.26%	3.55%	6.50%	9.74%	7.91%	4.13%	3.47%

Ratios to Average Net Assets
Total expenses	1.10%	1.07%	1.16%	1.08%	1.10%	1.06%	1.09%	1.21%	1.18%	1.27%

Total expenses excluding recoupment of past waived fees	1.10%	1.07%	1.16%	1.08%	1.10%	1.06%	1.09%	1.21%	1.18%	1.27%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%	0.81%	0.84%	0.78%	0.80%	0.90%	0.85%	0.89%	0.89%	0.87%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%	0.81%	0.75%	0.74%	0.80%	0.90%	0.85%	0.81%	0.85%	0.87%

Net investment income	2.50%	3.29%	4.34%	4.68%	4.36%	2.47%	3.22%	4.20%	4.54%	4.26%

Supplemental Data
Net assets, end of year (000)	$43,281	$29,809	$15,688	$7,047	$7,712	$370,680	$312,343	$61,896	$14,677	$14,122

Portfolio turnover	847%[3]	1,435%[4]	2,637%[5]	553%	320%	847%[3]	1,435%[4]	2,637%[5]	553%	320%

See Notes to Financial Statements.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor B Shares					Investor C Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.31	$9.75	$9.45	$9.54	$9.71	$10.30	$9.74	$9.45	$9.53	$9.70

Net investment income[1]	0.17	0.25	0.34	0.36	0.33	0.18	0.26	0.37	0.37	0.34
Net realized and unrealized gain (loss)	0.40	0.61	0.34	(0.05)	(0.09)	0.39	0.60	0.30	(0.04)	(0.10)

Net increase from investment operations	0.57	0.86	0.68	0.31	0.24	0.57	0.86	0.67	0.33	0.24

Dividends and distributions from:
Net investment income	(0.21)	(0.30)	(0.38)	(0.40)	(0.41)	(0.21)	(0.30)	(0.38)	(0.41)	(0.41)
Net realized gain	(0.19)	—	—	—	—	(0.19)	—	—	—	—

Total dividends and distributions	(0.40)	(0.30)	(0.38)	(0.40)	(0.41)	(0.40)	(0.30)	(0.38)	(0.41)	(0.41)

Net asset value, end of year	$10.48	$10.31	$9.75	$9.45	$9.54	$10.47	$10.30	$9.74	$9.45	$9.53

Total Investment Return[2]
Based on net asset value	5.67%	8.91%	7.20%	3.34%	2.58%	5.74%	8.99%	7.13%	3.51%	2.59%

Ratios to Average Net Assets
Total expenses	1.87%	1.88%	2.03%	1.96%	1.96%	1.81%	1.82%	1.98%	1.90%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.71%	1.64%	1.72%	1.67%	1.65%	1.65%	1.58%	1.66%	1.61%	1.65%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.71%	1.64%	1.62%	1.63%	1.65%	1.65%	1.57%	1.57%	1.57%	1.65%

Net investment income	1.66%	2.48%	3.60%	3.78%	3.50%	1.73%	2.52%	3.58%	3.85%	3.51%

Supplemental Data
Net assets, end of year (000)	$11,961	$20,119	$10,556	$11,065	$14,627	$358,606	$365,279	$43,229	$16,369	$19,497

Portfolio turnover	847%[3]	1,435%[4]	2,637%[5]	553%	320%	847%[3]	1,435%[4]	2,637%[5]	553%	320%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	111

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	BlackRock Shares					Institutional Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.46	$9.84	$9.87	$9.84	$10.35	$10.66	$10.04	$10.06	$10.02	$10.54

Net investment income[1]	0.23	0.35	0.80	0.19	0.55	0.22	0.14	0.79	0.46	0.50
Net realized and unrealized gain (loss)	0.74	0.39	(0.10)	0.30	(0.26)	0.76	0.60	(0.08)	0.03	(0.23)

Net increase from investment operations	0.97	0.74	0.70	0.49	0.29	0.98	0.74	0.71	0.49	0.27

Dividends and distributions from:
Net investment income	(0.21)	(0.12)	(0.69)	(0.43)	(0.67)	(0.21)	(0.12)	(0.69)	(0.42)	(0.66)
Net realized gain	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)

Total dividends and distributions	(0.24)	(0.12)	(0.73)	(0.46)	(0.80)	(0.24)	(0.12)	(0.73)	(0.45)	(0.79)

Net asset value, end of year	$11.19	$10.46	$9.84	$9.87	$9.84	$11.40	$10.66	$10.04	$10.06	$10.02

Total Investment Return[3]
Based on net asset value	9.45%	7.58%	6.97%	5.07%	3.00%	9.30%	7.40%	6.88%	5.12%	2.78%

Ratios to Average Net Assets
Total expenses	0.52%	0.59%	0.68%	0.67%	0.85%	0.58%	0.64%	0.69%	0.71%	0.85%

Total expenses excluding recoupment of past waived fees	0.52%	0.59%	0.68%	0.67%	0.85%	0.58%	0.64%	0.69%	0.71%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly	0.32%	0.32%	0.34%	0.30%	0.30%	0.40%	0.39%	0.38%	0.35%	0.35%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.32%	0.31%	0.30%	0.30%	0.30%	0.40%	0.38%	0.34%	0.35%	0.35%

Net investment income	2.08%	3.43%	7.62%	1.98%	5.59%	2.00%	1.37%	7.38%	4.61%	4.96%

Supplemental Data
Net assets, end of year (000)	$339,249	$117,605	$12,573	$1,954	$17,890	$968,736	$380,280	$86,495	$22,956	$15,069

Portfolio turnover	213%	193%[4]	249%[5]	219%	235%	213%	193%[4]	249%[5]	219%	235%

See Notes to Financial Statements.

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service Shares					Investor A Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.67	$10.06	$10.09	$10.03	$10.56	$10.57	$9.97	$10.00	$9.95	$10.47

Net investment income[1]	0.19	0.21	0.78	0.50	0.49	0.18	0.17	0.84	0.41	0.50
Net realized and unrealized gain (loss)	0.75	0.50	(0.11)	(0.01)	(0.27)	0.76	0.53	(0.18)	0.06	(0.26)

Net increase from investment operations	0.94	0.71	0.67	0.49	0.22	0.94	0.70	0.66	0.47	0.24

Dividends and distributions from:
Net investment income	(0.18)	(0.10)	(0.66)	(0.40)	(0.62)	(0.18)	(0.10)	(0.65)	(0.39)	(0.63)
Net realized gain	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)

Total dividends and distributions	(0.21)	(0.10)	(0.70)	(0.43)	(0.75)	(0.21)	(0.10)	(0.69)	(0.42)	(0.76)

Net asset value, end of year	$11.40	$10.67	$10.06	$10.09	$10.03	$11.30	$10.57	$9.97	$10.00	$9.95

Total Investment Return[3]
Based on net asset value	8.98%	7.16%	6.49%	4.97%	2.26%	9.03%	7.11%	6.52%	4.84%	2.43%

Ratios to Average Net Assets
Total expenses	0.86%	0.91%	0.95%	0.94%	4.40%	0.95%	1.02%	0.99%	1.08%	1.34%

Total expenses excluding recoupment of past waived fees	0.86%	0.91%	0.95%	0.94%	4.40%	0.95%	1.02%	0.99%	1.08%	1.34%

Total expenses after fees waived, reimbursed and paid indirectly	0.69%	0.67%	0.64%	0.58%	0.74%	0.74%	0.70%	0.66%	0.66%	0.71%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.68%	0.66%	0.61%	0.58%	0.74%	0.74%	0.69%	0.63%	0.66%	0.71%

Net investment income	1.72%	2.04%	7.29%	5.08%	4.84%	1.69%	1.70%	7.89%	4.14%	5.00%

Supplemental Data
Net assets, end of year (000)	$79,862	$50,524	$11,071	$1,803	$4	$1,427,762	$775,914	$209,192	$16,139	$4,079

Portfolio turnover	213%	193%[4]	249%[5]	219%	235%	213%	193%[4]	249%[5]	219%	235%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	113

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor B Shares					Investor C Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$9.99	$10.01	$9.97	$10.48	$10.58	$10.04	$10.06	$10.01	$10.53

Net investment income (loss)[1]	0.11	(0.20)	0.61	0.30	0.40	0.11	(0.02)	0.68	0.31	0.43
Net realized and unrealized gain (loss)	0.74	0.81	(0.02)	0.09	(0.22)	0.76	0.64	(0.09)	0.09	(0.26)

Net increase from investment operations	0.85	0.61	0.59	0.39	0.18	0.87	0.62	0.59	0.40	0.17

Dividends and distributions from:
Net investment income	(0.12)	(0.08)	(0.57)	(0.32)	(0.56)	(0.13)	(0.08)	(0.57)	(0.32)	(0.56)
Net realized gain	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.13)

Total dividends and distributions	(0.15)	(0.08)	(0.61)	(0.35)	(0.69)	(0.16)	(0.08)	(0.61)	(0.35)	(0.69)

Net asset value, end of year	$11.22	$10.52	$9.99	$10.01	$9.97	$11.29	$10.58	$10.04	$10.06	$10.01

Total Investment Return[3]
Based on net asset value	8.20%	6.08%	5.79%	4.05%	1.78%	8.29%	6.16%	5.77%	4.03%	1.72%

Ratios to Average Net Assets
Total expenses	1.67%	1.74%	1.79%	1.87%	1.96%	1.61%	1.70%	1.75%	1.81%	1.89%

Total expenses after fees waived, reimbursed and paid indirectly	1.50%	1.45%	1.45%	1.41%	1.44%	1.44%	1.45%	1.43%	1.41%	1.39%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.50%	1.44%	1.42%	1.41%	1.44%	1.44%	1.44%	1.39%	1.41%	1.39%

Net investment income (loss)	0.99%	(2.00)%	5.78%	3.06%	3.98%	0.98%	(0.15)%	6.38%	3.09%	4.25%

Supplemental Data
Net assets, end of year (000)	$11,416	$12,605	$14,529	$8,800	$2,110	$668,608	$381,278	$152,298	$36,120	$4,619

Portfolio turnover	213%	193%[4]	249%[5]	219%	235%	213%	193%[4]	249%[5]	219%	235%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Intermediate Government Bond Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.61	$10.33	$10.23	$10.15	$10.20	$10.61	$10.32	$10.22	$10.14	$10.19

Net investment income[1]	0.33	0.34	0.43	0.45	0.42	0.31	0.31	0.39	0.42	0.39
Net realized and unrealized gain (loss)	0.51	0.39	0.12	0.08	(0.07)	0.49	0.40	0.13	0.08	(0.07)

Net increase from investment operations	0.84	0.73	0.55	0.53	0.35	0.80	0.71	0.52	0.50	0.32

Dividends and distributions from:
Net investment income	(0.39)	(0.39)	(0.45)	(0.45)	(0.40)	(0.36)	(0.36)	(0.42)	(0.42)	(0.37)
Net realized gain	(0.07)	(0.06)	—	—	—	(0.07)	(0.06)	—	—	—

Total dividends and distributions	(0.46)	(0.45)	(0.45)	(0.45)	(0.40)	(0.43)	(0.42)	(0.42)	(0.42)	(0.37)

Net asset value, end of year	$10.99	$10.61	$10.33	$10.23	$10.15	$10.98	$10.61	$10.32	$10.22	$10.14

Total Investment Return[2]
Based on net asset value	8.19%	7.15%	5.44%	5.34%	3.48%	7.77%	6.94%	5.14%	5.03%	3.18%

Ratios to Average Net Assets
Total expenses	0.91%	0.74%	0.89%	0.72%	0.77%	1.18%	1.00%	1.14%	1.06%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly	0.67%	0.61%	0.79%	0.63%	0.60%	0.97%	0.91%	1.07%	0.93%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.62%	0.60%	0.60%	0.60%	0.60%	0.92%	0.90%	0.88%	0.90%	0.90%

Net investment income	3.15%	3.30%	4.14%	4.40%	4.14%	2.88%	2.96%	3.73%	4.09%	3.86%

Supplemental Data
Net assets, end of year (000)	$182,794	$180,032	$209,968	$195,658	$190,154	$4,030	$3,141	$775	$1,134	$831

Portfolio turnover	974%[3]	646%[4]	459%[5]	57%	92%	974%[3]	646%[4]	459%[5]	57%	92%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	115

Financial Highlights (continued)	BlackRock Intermediate Government Bond Portfolio

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.64	$10.35	$10.25	$10.17	$10.23	$10.61	$10.33	$10.23	$10.15	$10.20

Net investment income[1]	0.29	0.30	0.39	0.40	0.38	0.19	0.22	0.31	0.32	0.30
Net realized and unrealized gain (loss)	0.50	0.39	0.12	0.09	(0.09)	0.52	0.38	0.12	0.09	(0.07)

Net increase from investment operations	0.79	0.69	0.51	0.49	0.29	0.71	0.60	0.43	0.41	0.23

Dividends and distributions from:
Net investment income	(0.35)	(0.34)	(0.41)	(0.41)	(0.35)	(0.27)	(0.26)	(0.33)	(0.33)	(0.28)
Net realized gain	(0.07)	(0.06)	—	—	—	(0.07)	(0.06)	—	—	—

Total dividends and distributions	(0.42)	(0.40)	(0.41)	(0.41)	(0.35)	(0.34)	(0.32)	(0.33)	(0.33)	(0.28)

Net asset value, end of year	$11.01	$10.64	$10.35	$10.25	$10.17	$10.98	$10.61	$10.33	$10.23	$10.15

Total Investment Return[2]
Based on net asset value	7.64%	6.80%	5.00%	4.88%	2.96%	6.81%	5.89%	4.18%	4.08%	2.26%

Ratios to Average Net Assets
Total expenses	1.12%	1.07%	1.25%	1.11%	1.19%	2.00%	1.89%	2.11%	1.97%	1.91%

Total expenses excluding recoupment of past waived fees	1.12%	1.06%	1.25%	1.11%	1.19%	1.96%	1.87%	2.11%	1.97%	1.91%

Total expenses after fees waived, reimbursed and paid indirectly	1.06%	1.02%	1.19%	1.07%	1.00%	1.93%	1.83%	1.98%	1.84%	1.79%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.02%	1.01%	1.01%	1.04%	1.00%	1.88%	1.82%	1.81%	1.81%	1.79%

Net investment income	2.74%	2.84%	3.72%	3.95%	3.74%	1.80%	2.10%	2.96%	3.19%	2.95%

Supplemental Data
Net assets, end of year (000)	$267,436	$267,495	$244,461	$246,273	$285,303	$9,864	$18,660	$24,552	$35,150	$51,314

Portfolio turnover	974%[3]	646%[4]	459%[5]	57%	92%	974%[3]	646%[4]	459%[5]	57%	92%

See Notes to Financial Statements.

116	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Intermediate Government Bond Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.62	$10.33	$10.24	$10.15	$10.21

Net investment income[1]	0.21	0.22	0.31	0.32	0.30
Net realized and unrealized gain (loss)	0.51	0.40	0.11	0.10	(0.08)

Net increase from investment operations	0.72	0.62	0.42	0.42	0.22

Dividends and distributions from:
Net investment income	(0.27)	(0.27)	(0.33)	(0.33)	(0.28)
Net realized gain	(0.07)	(0.06)	—	—	—

Total dividends and distributions	(0.34)	(0.33)	(0.33)	(0.33)	(0.28)

Net asset value, end of year	$11.00	$10.62	$10.33	$10.24	$10.15

Total Investment Return[2]
Based on net asset value	6.90%	6.03%	4.08%	4.18%	2.16%

Ratios to Average Net Assets
Total expenses	1.92%	1.82%	2.04%	1.90%	1.90%

Total expenses excluding recoupment of past waived fees	1.90%	1.82%	2.04%	1.90%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.87%	1.76%	1.98%	1.84%	1.79%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.82%	1.75%	1.79%	1.81%	1.79%

Net investment income	1.96%	2.12%	2.93%	3.19%	2.96%

Supplemental Data
Net assets, end of year (000)	$58,567	$58,247	$23,959	$13,114	$14,426

Portfolio turnover	974%[3]	646%[4]	459%[5]	57%	92%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	117

Financial Highlights (continued)	BlackRock Long Duration Bond Portfolio

	BlackRock Shares			Institutional Shares			Investor A Shares
	Year Ended September 30,		Period October 19, 2007[1] to September 30, 2008	Year Ended September 30,		Period October 19, 2007[1] to September 30, 2008	Year Ended September 30,		Period October 19, 2007[1] to September 30, 2008
	2010	2009		2010	2009		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$9.06	$10.00	$10.54	$9.05	$10.00	$10.54	$9.02	$10.00

Net investment income[2]	0.51	0.50	0.48	0.48	0.49	0.47	0.47	0.47	0.44
Net realized and unrealized gain (loss)	0.96	1.50	(0.95)	0.96	1.51	(0.95)	0.95	1.54	(0.98)

Net increase (decrease) from investment operations	1.47	2.00	(0.47)	1.44	2.00	(0.48)	1.42	2.01	(0.54)

Dividends and distributions from:
Net investment income	(0.52)	(0.50)	(0.47)	(0.51)	(0.49)	(0.47)	(0.47)	(0.47)	(0.44)
Net realized gain	(0.04)	(0.02)	—	(0.04)	(0.02)	—	(0.04)	(0.02)	—

Total dividends and distributions	(0.56)	(0.52)	(0.47)	(0.55)	(0.51)	(0.47)	(0.51)	(0.49)	(0.44)

Net asset value, end of period	$11.45	$10.54	$9.06	$11.43	$10.54	$9.05	$11.45	$10.54	$9.02

Total Investment Return[3]
Based on net asset value	14.53%	22.65%	(4.97)%[4]	14.24%	22.75%	(5.10)%[4]	14.05%	22.81%	(5.70)%[4]

Ratios to Average Net Assets
Total expenses	0.68%	0.71%	1.01%[5]	0.70%	0.72%	0.96%[5]	1.09%	1.02%	1.26%[5]

Total expenses excluding recoupment of past waived fees	0.68%	0.71%	1.01%[5]	0.70%	0.72%	0.96%[5]	1.09%	1.02%	1.26%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.45%	0.42%	0.53%[5]	0.49%	0.45%	0.53%[5]	0.88%	0.74%	0.81%[5]

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.45%	0.41%	0.40%[5]	0.49%	0.45%	0.42%[5]	0.87%	0.74%	0.73%[5]

Net investment income	4.86%	5.16%	5.11%[5]	4.62%	5.15%	4.96%[5]	4.42%	4.64%	4.59%[5]

Supplemental Data
Net assets, end of period (000)	$273,303	$220,731	$146,251	$2,329	$20,135	$20,277	$14,043	$13,218	$391

Portfolio turnover	137%[6]	166%[7]	652%[8]	137%[6]	166%[7]	652%[8]	137%[6]	166%[7]	652%[8]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 287%.

See Notes to Financial Statements.

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Managed Income Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.75	$9.19	$9.99	$9.99	$10.20	$9.75	$9.19	$9.99	$9.99	$10.20

Net investment income[1]	0.45	0.50	0.49	0.45	0.44	0.42	0.47	0.47	0.42	0.41
Net realized and unrealized gain (loss)	0.61	0.60	(0.82)	(0.01)	(0.12)	0.61	0.60	(0.83)	(0.01)	(0.12)

Net increase (decrease) from investment operations	1.06	1.10	(0.33)	0.44	0.32	1.03	1.07	(0.36)	0.41	0.29

Dividends and distributions from:
Net investment income	(0.51)	(0.54)	(0.47)	(0.44)	(0.48)	(0.48)	(0.51)	(0.44)	(0.41)	(0.45)
Net realized gain	—	—	—	—	(0.05)	—	—	—	—	(0.05)

Total dividends and distributions	(0.51)	(0.54)	(0.47)	(0.44)	(0.53)	(0.48)	(0.51)	(0.44)	(0.41)	(0.50)

Net asset value, end of year	$10.30	$9.75	$9.19	$9.99	$9.99	$10.30	$9.75	$9.19	$9.99	$9.99

Total Investment Return[2]
Based on net asset value	11.23%	12.54%[3]	(3.51)%	4.50%	3.24%	10.90%	12.21%[4]	(3.80)%	4.19%	2.93%

Ratios to Average Net Assets
Total expenses	1.02%	0.85%	1.11%	0.69%	0.73%	1.12%	1.09%	1.40%	0.99%	0.98%

Total expenses excluding recoupment of past waived fees	1.02%	0.85%	1.11%	0.69%	0.73%	1.12%	1.09%	1.40%	0.99%	0.98%

Total expenses after fees waived, reimbursed and paid indirectly	0.79%	0.77%	1.09%	0.68%	0.65%	1.09%	1.07%	1.39%	0.97%	0.94%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.66%	0.65%	0.65%	0.65%	0.65%	0.96%	0.95%	0.95%	0.94%	0.94%

Net investment income	4.56%	5.46%	4.96%	4.47%	4.42%	4.26%	5.13%	4.67%	4.18%	4.12%

Supplemental Data
Net assets, end of year (000)	$312,659	$322,705	$414,653	$514,469	$557,787	$154,031	$173,949	$200,973	$214,593	$150,085

Portfolio turnover	704%[5]	561%[6]	906%[7]	256%	184%	704%[5]	561%[6]	906%[7]	256%	184%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.12%.

4	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.13%.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 495%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 319%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	119

Financial Highlights (continued)	BlackRock Managed Income Portfolio

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.76	$9.19	$9.99	$10.00	$10.21	$9.76	$9.20	$9.99	$10.00	$10.21

Net investment income[1]	0.41	0.46	0.46	0.41	0.41	0.33	0.39	0.38	0.33	0.32
Net realized and unrealized gain (loss)	0.60	0.61	(0.82)	(0.02)	(0.12)	0.61	0.60	(0.81)	(0.01)	(0.12)

Net increase (decrease) from investment operations	1.01	1.07	(0.36)	0.39	0.29	0.94	0.99	(0.43)	0.32	0.20

Dividends and distributions from:
Net investment income	(0.47)	(0.50)	(0.44)	(0.40)	(0.45)	(0.40)	(0.43)	(0.36)	(0.33)	(0.36)
Net realized gain	—	—	—	—	(0.05)	—	—	—	—	(0.05)

Total dividends and distributions	(0.47)	(0.50)	(0.44)	(0.40)	(0.50)	(0.40)	(0.43)	(0.36)	(0.33)	(0.41)

Net asset value, end of year	$10.30	$9.76	$9.19	$9.99	$10.00	$10.30	$9.76	$9.20	$9.99	$10.00

Total Investment Return[2]
Based on net asset value	10.68%	12.24%[3]	(3.86)%	4.03%	2.86%	9.83%	11.20%[4]	(4.53)%	3.24%	1.91%

Ratios to Average Net Assets
Total expenses	1.21%	1.15%	1.45%	1.03%	1.13%	2.10%	2.03%	2.26%	1.80%	1.88%

Total expenses excluding recoupment of past waived fees	1.21%	1.15%	1.45%	1.03%	1.13%	2.06%	2.02%	2.26%	1.80%	1.88%

Total expenses after fees waived, reimbursed and paid indirectly	1.19%	1.14%	1.45%	1.03%	1.01%	2.01%	1.99%	2.26%	1.80%	1.85%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.06%	1.03%	1.01%	1.00%	1.01%	1.88%	1.87%	1.82%	1.77%	1.85%

Net investment income	4.15%	5.05%	4.60%	4.12%	4.07%	3.37%	4.30%	3.77%	3.38%	3.24%

Supplemental Data
Net assets, end of year (000)	$25,402	$20,409	$18,309	$21,155	$23,921	$698	$1,281	$2,198	$3,890	$5,127

Portfolio turnover	704%[5]	561%[6]	906%[7]	256%	184%	704%[5]	561%[6]	906%[7]	256%	184%

See Notes to Financial Statements.

120	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Managed Income Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.73	$9.18	$9.97	$9.97	$10.18

Net investment income[1]	0.34	0.38	0.38	0.33	0.33
Net realized and unrealized gain (loss)	0.60	0.60	(0.81)	(0.01)	(0.12)

Net increase (decrease) from investment operations	0.94	0.98	(0.43)	0.32	0.21

Dividends and distributions from:
Net investment income	(0.40)	(0.43)	(0.36)	(0.32)	(0.37)
Net realized gain	—	—	—	—	(0.05)

Total dividends and distributions	(0.40)	(0.43)	(0.36)	(0.32)	(0.42)

Net asset value, end of year	$10.27	$9.73	$9.18	$9.97	$9.97

Total Investment Return[2]
Based on net asset value	9.87%	11.15%[4]	(4.56)%	3.32%	2.07%

Ratios to Average Net Assets
Total expenses	1.97%	1.95%	2.28%	1.89%	1.80%

Total expenses excluding recoupment of past waived fees	1.96%	1.94%	2.28%	1.89%	1.80%

Total expenses after fees waived, reimbursed and paid indirectly	1.95%	1.94%	2.27%	1.84%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.82%	1.82%	1.84%	1.81%	1.78%

Net investment income	3.40%	4.13%	3.81%	3.35%	3.32%

Supplemental Data
Net assets, end of year (000)	$7,552	$5,488	$2,306	$2,241	$1,144

Portfolio turnover	704%[5]	561%[6]	906%[7]	256%	184%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.13%.

4	Capital contribution from affiliate of $633,234 received by the Fund is reflected in total return calculations. The impact to the return was an increase of 0.11%.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 495%.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 319%.

7	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	121

Financial Highlights (concluded)	BlackRock Multi-Sector Bond Portfolio

	Institutional Shares	Investor A Shares	Investor C Shares
	Period February 26, 2010[1] to September 30, 2010	Period February 26, 2010[1] to September 30, 2010	Period February 26, 2010[1] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.16	0.17	0.12
Net realized and unrealized gain	0.53	0.49	0.51

Net increase from investment operations	0.69	0.66	0.63

Dividends from net investment income	(0.13)	(0.11)	(0.07)

Net asset value, end of period	$10.56	$10.55	$10.56

Total Investment Return[3,4]
Based on net asset value	6.91%	6.64%	6.29%

Ratios to Average Net Assets[5]
Total expenses[6]	1.08%	1.41%	2.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.70%	0.94%	1.68%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.70%	0.94%	1.68%

Net investment income	2.63%	2.72%	1.97%

Supplemental Data
Net assets, end of period (000)	$78,510	$17,908	$16,148

Portfolio turnover	349%[7]	349%[7]	349%[7]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.13%, 1.48% and 2.21% respectively.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

122	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2010, the Trust had 33 series, of which BlackRock Bond Portfolio (“Bond”), BlackRock Floating Rate Income Portfolio (“Floating Rate Income”), BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”), BlackRock Managed Income Portfolio (“Managed Income”) and BlackRock Multi-Sector Bond Portfolio (“Multi-Sector Bond”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds, except Inflation Protected Bond is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Fund Reorganizations: On September 2, 2010, the Board of Directors of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. (the “Senior Floating Rate Funds”) and on September 17, 2010, the Board approved the reorganization of the Senior Floating Rate Funds into Floating Rate Income, with Floating Rate Income being the surviving fund (the “Reorganizations”). The Reorganizations are subject to shareholder approval and certain other conditions. If approved by shareholders of the Senior Floating Rate Funds, it is currently expected that each Reorganization would be completed in the first quarter of 2011. The Senior Floating Rate Funds are “feeder” funds that invests all of their assets in the Master Senior Floating Rate LLC (the “Master LLC”). In connection with the Reorganizations, the Board of Directors of the Master LLC approved the liquidation and dissolution of the Master LLC and the distribution of its assets in the event both of the Reorganizations are approved by shareholders.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, and trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is

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Notes to Financial Statements (continued)

valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

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Notes to Financial Statements (continued)

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow securities from a third party at an agreed-upon rate, with the commitment that the securities will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Funds to settle short bond positions. To support the borrowing, the Funds’ third party broker or prime broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Funds’ prime broker or third party broker is marked to market on a daily

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basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Funds’ amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Inflation-Indexed Bonds: The Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Funds. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Funds.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

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Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, borrowed bonds, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions, TALF loans and loan payable), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns, with the exception of Floating Rate Income, Long Duration and Multi-Sector Bond, remains open for each of the four years ended September 30, 2010. Floating Rate Income’s and Multi-Sector Bond’s US federal tax returns remain open for the period ended September 30, 2010. Long Duration’s US federal tax returns remain open for the period ended September 30, 2008 and the years ended September 30, 2009 and September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Floating Rate Income and Multi-Sector Bond were expensed by the Funds and reimbursed by the manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Funds. The manager reimbursed Floating Rate Income and Multi-Sector Bond $28,809 and $58,851, respectively, which are shown as expenses reimbursed by advisor in the Statements of Operations.

Bank Overdraft: As of September 30, 2010, Long Duration Bond recorded a bank overdraft resulting from the estimation of available cash. The overdraft resulted in fees being charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate

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Notes to Financial Statements (continued)

counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds, except Floating Rate Income, purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds, except GNMA, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds, except Floating Rate Income, purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds, except Floating Rate Income, enter into swap agreements, in which the Funds and a counterparty agree to make periodic

128	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the Statements of Operations. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – Bond, Long Duration Bond, Managed Income and Multi-Sector Bond enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Total return swaps – GNMA, Intermediate Government Bond, Managed Income and Multi-Sector Bond enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Funds, except Floating Rate Income, enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	129

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of September 30, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Bond	Floating Rate Income	GNMA	Inflation Protected Bond
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value - unaffiliated**	$24,958,197	$—	$3,336,606	$51,701,920
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,054,804	—	—	—
Credit contracts	Unrealized appreciation on swaps	7,968	—	—	—

Total		$28,020,969	$—	$3,336,606	$51,701,920

Liability Derivatives
	Statements of Assets and Liabilities Location	Bond	Floating Rate Income	GNMA	Inflation Protected Bond
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$42,374,002	—	$14,449,152	$74,785,024
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	2,940,195	$160	—	629,355

Total		$45,314,197	$160	$14,449,152	$75,414,379

Fair Values of Derivative Instruments as of September 30, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value – unaffiliated**	$13,108,318	$6,183,455	$12,415,689	$1,050,617
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,171,668	—	1,503,201	414,068
Credit contracts	Unrealized appreciation on swaps	—	32,639	—	30,271
Equity contracts	Investments at value – unaffiliated**	—		—	24,975

Total		$15,279,986	$6,216,094	$13,918,890	$1,519,931

Liability Derivatives
	Statements of Assets and Liabilities Location	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$18,047,565	$6,990,600	$21,336,175	$2,176,331
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	2,075,176	32,801	1,442,590	485,513
Credit contracts	Unrealized depreciation on swaps	—	—	50,684	199,571
Equity contracts	Options written at value	—		—	30,334

Total		$20,122,741	$7,023,401	$22,829,449	$2,891,749

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

130	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statements of Operations
Period Ended September 30, 2010
Net Realized Gain (Loss) from
	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond
Interest rate contracts:
Financial futures contracts	$(2,706,814)	$(12,329,643)	$13,554,842	$(5,425,176)
Swaps	2,484,486	(5,334)	(2,464,035)	(2,972,646)
Options***	7,177,159	1,618,902	6,809,773	4,260,925
Foreign currency exchange contracts:
Financial futures contracts	—	—	—	56,380
Foreign currency exchange contracts	3,529,328	—	12,766,346	(215,511)
Credit contracts:
Swaps	71,572	—	300,379	—
Options***	2,017,125	—	—	(31,289)
Other contracts:
Swaps	1,527,640	—	—	788,872

Total	$14,100,496	$(10,716,075)	$30,967,305	$(3,538,445)

Net Realized Gain (Loss) from
		Long Duration Bond	Managed Income	Multi-Sector Bond
Interest rate contracts:
Financial futures contracts		$6,811,420	$(1,561,726)	$273,565
Swaps		(1,042,189)	(606,889)	(107,191)
Options***		151,893	3,509,855	56,996
Foreign currency exchange contracts:
Financial futures contracts		(46)	—	—
Foreign currency exchange contracts		9,452	2,073,213	9,362
Options***		—	—	(36,029)
Credit contracts:
Swaps		8,865	(28,011)	114,849
Options***		—	—	7,491
Other contracts:
Swaps		—	803,683	93,131

Total		$5,939,395	$4,190,125	$412,174

Net Change in Unrealized Appreciation/Depreciation on
	Bond	Floating Rate Income	GNMA	Inflation Protected Bond
Interest rate contracts:
Financial futures contracts	$(764,017)	—	$(1,693,527)	$292,796
Swaps	(13,872,712)	—	(92,820)	(5,923,390)
Options***	2,608,353	—	(1,473,395)	(6,714,033)
Foreign currency exchange contracts:
Foreign currency exchange contracts	6,440	$(160)	—	(599,813)
Credit contracts:
Swaps	25,074	—	—	938,054

Total	$(11,996,862)	$(160)	$(3,259,742)	$(12,006,386)

Net Change in Unrealized Appreciation/Depreciation on
	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Interest rate contracts:
Financial futures contracts	$(121,351)	$(645,415)	$(456,157)	$(8,535)
Swaps	(4,288,384)	(284,961)	(3,798,789)	(296,590)
Options***	2,888,391	(78,843)	1,107,963	(89,117)
Foreign currency exchange contracts:
Options***	—	—	—	(14,860)
Foreign currency exchange contracts	38,203	(46,163)	(13,269)	(71,445)
Credit contracts:
Swaps	—	32,639	(50,684)	(169,300)

Total	$(1,483,141)	$(1,022,743)	$(3,210,936)	$(649,847)

***	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	131

Notes to Financial Statements (continued)

For the period ended September 30, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Bond	Floating Rate Income	GNMA	Inflation Protected Bond
Financial futures contracts:
Average number of contracts purchased	1,118	—	852	2,043
Average number of contracts sold	1,219	—	1,516	1,022
Average notional value of contracts purchased	$134,603,024	—	$123,939,809	$277,324,305
Average notional value of contracts sold	$210,197,043	—	$326,097,299	$148,984,378
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	7	—	—	3
Average number of contracts – US dollars sold	6	1	—	1
Average US dollar amounts purchased	$54,135,593	—	—	$93,210,821
Average US dollar amounts sold	$45,740,215	$149,373	—	$10,452,928
Options:
Average number of contracts purchased	487	—	771	1,868
Average number of contracts written	614	—	616	1,676
Average notional amount (000) of contracts purchased	$620,725	—	$310,100	$567,700
Average notional amount (000) of contracts written	$528,779	—	$175,530	$774,075
Average notional value of contracts purchased	$726,660,000	—	$499,920,156	$1,028,680,625
Average notional value of contracts written	$647,509,988	—	$342,630,000	$1,185,619,688
Credit default swaps:
Average number of contracts – buy protection	—	—	—	1
Average number of contracts – sell protection	1	—	—	—
Average notional value – buy protection	—	—	—	$4,030,000
Average notional value – sell protection	$1,900,000	—	—	—
Interest rate swaps:
Average number of contracts – pays fixed rate	33	—	5	20
Average number of contracts – receives fixed rate	33	—	4	20
Average notional value – pays fixed rate	$505,012,500	—	$106,025,000	$1,537,825,000
Average notional value – receives fixed rate	$550,782,500	—	$89,975,000	$1,801,275,000
Total return swaps:
Average number of contracts	1	—	1	—
Average notional value	$7,800,000	—	$14,609,250	—

	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Financial futures contracts:
Average number of contracts purchased	572	539	280	63
Average number of contracts sold	1,017	250	937	83
Average value of contracts purchased	$68,593,568	$68,816,918	$35,521,830	$8,685,016
Average value of contracts sold	$234,491,874	$33,115,793	$143,290,883	$16,820,928
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	18	2	7	24
Average number of contracts – US dollars sold	18	1	5	23
Average US dollar amounts purchased	$38,764,395	$1,421,935	$26,664,976	$10,299,107
Average US dollar amounts sold	$40,598,432	$126,140	$22,623,635	$10,432,578
Options:
Average number of contracts purchased	786	—	347	190
Average number of contracts written	10,609	—	298	220
Average notional amount (000) of contracts purchased	$368,000	$54,425	$312,075	$6,933
Average notional amount (000) of contracts written	$331,775	$58,125	$293,196	$18,095
Average notional value of contracts purchased	$546,728,313	$54,425,000	$381,595,813	$6,966,248
Average notional value of contracts written	$348,883,875	$58,125,000	$350,297,238	$18,132,584
Credit default swaps:
Average number of contracts – buy protection	—	—	1	6
Average number of contracts – sell protection	—	1	—	2
Average notional value – buy protection	—	—	$2,150,000	$4,361,667
Average notional value – sell protection	—	$287,500	—	$1,833,333
Interest rate swaps:
Average number of contracts – pays fixed rate	24	12	30	18
Average number of contracts – receives fixed rate	21	8	33	12
Average notional value – pays fixed rate	$150,285,000	$40,750,000	$252,533,750	$27,358,045
Average notional value – receives fixed rate	$195,386,250	$24,075,000	$267,723,750	$21,900,000
Total return swaps:
Average number of contracts	4	1	2	1
Average notional value	$25,651,250	$1,925,000	$9,495,500	$1,184,667

132	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

	Each Fund except Floating Rate Income, GNMA & Inflation Protected Bond	Floating Rate Income & GNMA	Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.500%	0.550%	0.400%
$1 Billion – $2 Billion	0.450%	0.500%	0.375%
$2 Billion – $3 Billion	0.425%	0.475%	0.350%
Greater Than $3 Billion	0.400%	0.450%	0.325%

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations.

For the period ended September 30, 2010, the amounts included in fees waived by advisor were as follows:

Bond	$1,676,928
Floating Rate Income	$77,716
GNMA	$1,867,536
Inflation Protected Bond	$4,588,950
Intermediate Government Bond	$252,053
Long Duration Bond	$541,379
Managed Income	$67,339
Multi-Sector Bond	$114,399

The expense limitations as a percentage of average daily net assets are as follows:

	Bond		Floating Rate Income	GNMA		Inflation Protected Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]
BlackRock	0.47%	—	N/A	0.52%	—	0.32%	—
Institutional	0.60%	0.56%	0.70%	0.60%	0.55%[3]	0.44%	—
Service	0.90%	—	N/A	0.90%	—	0.75%	—
Investor A	0.95%	—	1.05%	1.07%	—	0.85%	0.76%
Investor B	1.70%	—	N/A	1.85%	—	1.63%	—
Investor C	1.70%	—	1.80%	1.82%	—	1.62%	—
Class R	1.71%[4]	—	N/A	1.93%[4]	—	1.79%[4]	—

	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]
BlackRock	N/A	0.45%	N/A	N/A
Institutional	0.62%	0.55%	0.65%	0.70%
Service	0.92%	N/A	0.95%	N/A
Investor A	1.07%	0.90%	1.12%	0.95%
Investor B	1.88%	N/A	1.87%	N/A
Investor C	1.82%	N/A	1.87%	1.70%
Class R	1.66%[4]	2.22%[4]	1.55%[4]	N/A

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. With regards to Floating Rate Income, the Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012.

2	The voluntary waiver or reimbursement may be reduced or discontinued at any time. With regards to Multi-Sector Bond, the Manager has agreed not to reduce or discontinue this voluntary waiver and/or reimbursement prior to March 1, 2011.

3	The voluntary waiver cap changed from 0.48% to 0.55% effective November 1, 2009.

4	There were no shares outstanding as of September 30, 2010.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	133

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the period ended September 30, 2010, the amounts waived/reimbursed were as follows:

Bond	$5,346
Floating Rate Income	$2,793
GNMA	$180,880
Inflation Protected Bond	$64,979
Intermediate Government Bond	$14,239
Long Duration Bond	$3,587
Managed Income	$2,187
Multi-Sector Bond	$9,674

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For each Fund excluding Multi-Sector Bond, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Managed Income
Institutional	—	—	$7,275	—	—
Service	$2,234	$267	80	—	$281
Investor A	14,105	—	—	$928	—
Investor B	449	—	—	5,307	339
Investor C	—	—	—	9,056	361

Total	$16,788	$267	$7,355	$15,291	$981

On September 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012
Bond	$1,759,638	$1,735,669
Floating Rate Income	N/A	$116,371
GNMA	$2,383,134	$2,152,988
Inflation Protected Bond	$2,331,561	$4,789,050
Intermediate Government Bond	$381,188	$605,537
Long Duration Bond	$561,421	$608,308
Managed Income	$322,384	$773,304

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2010:

Bond	$1,809,428
GNMA	$983,804
Inflation Protected Bond	$777,819
Intermediate Government Bond	$385,979
Long Duration Bond	$395,879
Managed Income	$141,204

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the period ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Bond	$92,594
Floating Rate Income	$14
GNMA	$171,918
Inflation Protected Bond	$322,462
Intermediate Government Bond	$14,283
Long Duration Bond	$2,440
Managed Income	$15,435
Multi-Sector Bond	$17,497

134	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

For the period ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Managed Income	Multi-Sector Bond
Investor A	$6,517	$38,705	$11,387	$12,479	$1,450	—
Investor B	$6,010	$29,254	$12,883	$16,140	$195	N/A
Investor C	$19,220	$170,900	$160,087	$13,407	$1,046	$471

PFPC Trust Company (“PTC”) serves as custodian for each Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund. For the period ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in custodian in the Statements of Operations:

Bond	$104,211
GNMA	$229,360
Inflation Protected Bond	$111,887
Intermediate Government Bond	$112,030
Long Duration Bond	$25,386
Managed Income	$84,231

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)) serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive an annual fee per shareholder account that could which will vary depending on, among other things, share class.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended September 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

	Call Center
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$706	$81	$1,183	—	$840	—	—
Institutional	2,040	10,041	13,821	$835	15	$1,106	$184
Service	1,941	643	1,696	51	—	1,088	—
Investor A	2,821	11,395	97,046	11,011	189	734	113
Investor B	127	372	327	711	—	66	—
Investor C	2,122	8,627	17,139	1,594	—	240	80

Total	$9,757	$31,159	$131,212	$14,202	$1,044	$3,234	$377

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	135

Notes to Financial Statements (continued)

BNYMIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the period ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Bond	$873,283
GNMA	$1,075,167
Inflation Protected Bond	$1,964,040
Intermediate Government Bond	$459,851
Long Duration Bond	$242,208
Managed Income	$458,023
Multi-Sector Bond	$34,040

For the period ended September 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Bond	Floating Rate Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$42,597	—	$2,164	$59,207	—	$63,104	—	—
Institutional	125,590	$3,526	134,033	153,174	$44,475	1,482	$77,589	$8,882
Service	41,077	—	8,596	16,463	881	—	42,227	—
Investor A	26,255	3	83,593	206,074	65,939	3,156	5,641	1,084
Investor B	1,199	—	3,890	2,974	3,258	—	233	—
Investor C	17,801	2	90,174	131,275	13,922	—	1,668	970

Total	$254,519	$3,531	$322,450	$569,167	$128,475	$67,742	$127,358	$10,936

Bond, Floating Rate Income, GNMA, Inflation Protected Bond, Intermediate Government Bond, Long Duration Bond, Managed Income and Multi-Sector Bond affiliates earned $229,355, $2,111, $290,041, $501,459, $115,312, $60,595, $114,767 and $8,467, respectively, in administration fees which are included as a component of administration – class specific in the Statements of Operations.

	Administration Fees Waived
Share Classes	Bond	Floating Rate Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$42,597	—	$1,277	$57,829	—	$63,058	—	—
Institutional	48,240	$3,523	134,033	13,434	$44,475	234	$77,589	$8,064
Service	854	—	7,378	1,160	881	—	29,319	—
Investor A	216	2	—	73,872	—	1,217	—	861
Investor B	21	—	—	—	2,061	—	124	—
Investor C	—	1	—	—	970	—	12	774

Total	$91,928	$3,526	$142,688	$146,295	$48,387	$64,509	$107,044	$9,699

	Service and Distribution Fees
Share Classes	Bond	Floating Rate Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Service	$410,029	—	$86,203	$158,103	$8,814	—	$422,503	—
Investor A	263,307	$29	836,012	2,945,264	656,517	$31,691	56,435	$10,859
Investor B	47,895	—	155,858	118,929	129,626	—	9,242	—
Investor C	713,564	115	3,610,041	5,537,777	557,421	—	66,803	38,856

Total	$1,434,795	$144	$4,688,114	$8,760,073	$1,352,378	$31,691	$554,983	$49,715

136	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Transfer Agent Fees
Share Classes	Bond	Floating Rate Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$14,838	—	$582	$4,525	—	$1,007	—	—
Institutional	381,251	$280	592,752	528,388	$299,340	1,228	$605,488	$2,381
Service	192,214	—	51,741	73,906	6,535	—	74,263	—
Investor A	145,070	20	368,204	2,348,927	330,684	21,010	28,651	1,468
Investor B	7,703	—	25,026	18,623	28,609	—	2,255	—
Investor C	69,552	20	377,782	601,182	87,695	—	8,687	1,682

Total	$810,628	$320	$1,416,087	$3,575,551	$752,863	$23,245	$719,344	$5,531

Bond, GNMA, Inflation Protected Bond, Intermediate Government Bond, Long Duration Bond and Managed Income affiliates earned $290,737, $436,872, $747,285, $356,979, $1,778 and $469,587, respectively, in transfer agent fees which are included as a component of transfer agent – class specific in the Statements of Operations.

	Transfer Agent Fees Waived
Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$706	$77	$241	—	$817	—	—
Institutional	225	10,040	6,347	$835	—	$1,106	$143
Service	20	321	225	51	—	6	—
Investor A	21	—	30,294	—	84	—	112
Investor B	1	—	—	520	—	66	—
Investor C	—	—	—	9	—	1	79

Total	$973	$10,438	$37,107	$1,415	$901	$1,179	$334

	Transfer Agent Fees Reimbursed
Share Classes	Bond	Floating Rate Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
BlackRock	$14,059	—	$436	$145	—	$140	—	—
Institutional	4,548	$275	421,450	40,388	$298,388	455	$596,968	$1,792
Service	191	—	6,387	1,752	4,742	—	221	—
Investor A	36	9	—	358,870	—	925	—	1,040
Investor B	18	—	—	—	549	—	539	—
Investor C	—	8	—	—	3	—	14	1,003

Total	$18,852	$292	$428,273	$401,155	$303,682	$1,520	$597,742	$3,835

The Funds may also receive earnings credits related to cash balances with BNYMIS which are shown in the Statements of Operations as fees paid indirectly.

During the year ended September 30, 2010, Managed Income received $18,846 in capital contributions from an affiliate. This amount is included in capital contribution from affiliate on the Statements of Changes in Net Assets.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the period ended September 30, 2010, were as follows:

	Purchases	Sales
Bond	$4,246,644,756	$4,323,372,881
Floating Rate Income	$76,683,810	$4,709,885
GNMA	$19,068,350,464	$18,509,648,220
Inflation Protected Bond	$4,808,478	$14,455,054
Intermediate Government Bond	$11,485,805,339	$10,063,556,554
Long Duration Bond	$112,918,079	$119,241,401
Managed Income	$3,887,424,797	$3,806,819,828
Multi-Sector Bond	$360,830,641	$218,852,840

Purchases and sales of US government securities for the period ended September 30, 2010, were as follows:

	Purchases	Sales
Bond	$5,158,694,715	$4,996,860,962
GNMA	$1,706,315,491	$1,747,480,766
Inflation Protected Bond	$7,638,120,971	$5,692,695,336
Intermediate Government Bond	$5,828,122,047	$5,926,326,678
Long Duration Bond	$290,546,247	$253,958,793
Managed Income	$2,394,042,994	$2,331,369,641
Multi-Sector Bond	$118,764,558	$98,051,438

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	137

Notes to Financial Statements (continued)

Purchases and sales of mortgage dollar rolls for the period ended September 30, 2010, were as follows:

	Purchases	Sales
Bond	$1,792,434,926	$1,792,196,791
GNMA	$13,892,282,250	$13,916,734,442

	Purchases	Sales
Intermediate Government Bond	$9,687,896,969	$9,691,446,256
Long Duration Bond	$25,554,024	$25,482,160
Managed Income	$1,823,893,979	$1,825,905,996
Multi-Sector Bond	$102,155,594	$102,391,656

Transactions in options written for the period ended September 30, 2010, were as follows:

	Bond
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$365,400	$14,997,972	—	$425,900	$15,719,173
Options written	343	468,000	19,858,912	1,401	682,600	25,408,952
Options expired	(183)	(61,400)	(1,779,222)	(466)	(274,900)	(7,932,044)
Options closed	(160)	(529,400)	(21,891,017)	(935)	(478,500)	(20,531,800)

Options outstanding at end of year	—	$242,600	$11,186,645	—	$355,100	$12,664,281

	GNMA
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$193,500	$8,493,285	—	$205,400	$9,085,785
Options written	—	211,600	7,078,600	1,777	228,800	9,067,070
Options expired	—	—	—	—	—	—
Options closed	—	(270,000)	(10,514,385)	(1,777)	(299,100)	(13,095,355)

Options outstanding at end of year	—	$135,100	$5,057,500	—	$135,100	$5,057,500

	Inflation Protected Bond
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$216,800	$9,295,177	—	$216,800	$9,295,178
Options written	617	716,200	27,131,681	3,968	1,116,500	32,756,809
Options expired	(617)	(90,900)	(2,108,351)	(482)	(92,800)	(1,090,568)
Options closed	—	(367,800)	(13,663,332)	(3,486)	(365,900)	(15,311,064)

Options outstanding at end of year	—	$474,300	$20,655,175	—	$874,600	$25,650,355

	Intermediate Government Bond
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$182,900	$7,426,692	—	$213,700	$7,830,047
Options written	96	330,000	13,855,615	775	552,900	18,578,240
Options expired	(96)	(33,800)	(1,001,119)	(323)	(143,700)	(4,263,015)
Options closed	—	(339,700)	(14,988,017)	(452)	(350,800)	(15,576,341)

Options outstanding at end of year	—	$139,400	$5,293,171	—	$272,100	$6,568,931

138	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Long Duration Bond
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$4,900	$230,599	—	$7,000	$335,601
Options written	51	51,300	2,156,569	51	74,500	2,525,833
Options expired	(51)	(4,400)	(170,603)	(40)	(5,800)	(77,102)
Options closed	—	(12,200)	(232,475)	(11)	(12,900)	(421,172)

Options outstanding at end of year	—	$39,600	$1,984,090	—	$62,800	$2,363,160

	Managed Income
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$166,400	$6,929,323	—	$196,100	$7,280,690
Options written	174	215,300	8,941,101	670	355,600	12,973,825
Options expired	(91)	(26,100)	(634,520)	(218)	(164,000)	(5,007,315)
Options closed	(83)	(234,700)	(9,683,952)	(452)	(216,400)	(8,993,954)

Options outstanding at end of year	—	$120,900	$5,551,952	—	$171,300	$6,253,246

	Multi-Sector Bond
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of period	—	—	—	—	—	—
Options written	993	$18,380	$815,262	17	$25,380	$876,341
Options expired	(332)	(1,176)	(16,217)	(13)	(596)	(4,140)
Options closed	—	(3,704)	(128,847)	(4)	(4,284)	(132,645)

Options outstanding at end of period	661	$13,500	$670,198	—	$20,500	$739,556

5. Borrowings:

For the year ended September 30, 2010, the Funds’ daily average amount of outstanding transactions considered as borrowings in treasury rolls, reverse repurchase agreements and TALF loans (as defined below) and the daily weighted average interest rates were approximately:

	Average Borrowings	Daily Weighted Average Interest Rate
Bond	$236,518,281	1.07%
Managed Income	$146,216,648	0.53%

For the year ended September 30, 2010, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Inflation Protected	$32,136,430	0.53%
Intermediate Government Bond	$86,842,163	0.60%
Long Duration Bond	$3,228,433	0.39%

For the year ended September 30, 2010, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements for GNMA were $59,831 and 0.15%, respectively.

During the year-ended September 30, 2010, Bond and Managed Income borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) provided up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Funds posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities.

The non-recourse provision of the TALF loans allowed Bond and Managed Income to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Funds could repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans was typically paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fell short of amounts due to the FRBNY. The Funds paid to the FRBNY a one time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	139

Notes to Financial Statements (continued)

by the Funds and is included in borrowing costs in the Statements of Operations. The Funds also paid a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statements of Operations.

Since Bond and Managed Income had the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Funds associated with the TALF loans were limited to the difference between the amounts of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Funds.

Bond and Managed Income elected to account for outstanding TALF loans at fair value. The Funds elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. The TALF loans were valued utilizing quotations received from a board approved pricing service. TALF-eligible Asset-Backed Securities/Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies included, but are not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combines the present value of the future loan cash flows, plus the value of the non-recourse option.

During the year-ended September 30, 2010, the Bond and Managed Income repaid their outstanding TALF loans and the Eligible Securities posted as collateral were returned to the Funds.

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the period ended September 30, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of September 30, 2010 attributable to the characterization of expenses, foreign currency transactions, net paydown losses, the accounting for swap agreements, the classification of settlement proceeds, non-deductible expenses and amortization methods on fixed income securities were reclassified to the following accounts:

	Bond	Floating Rate Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Paid in-Capital	$(20,346)	$(12,085)	$(4,155)	—	$(123,986)	—	—	$(65,325)
Undistributed Net Investment Income	$7,470,917	$12,085	$5,334,083	$1,602,451	$3,787,183	$(416,780)	$2,101,335	$123,561
Accumulated Net Realized Gain (Loss)	$(7,450,571)	—	$(5,329,928)	$(1,602,451)	$(3,666,912)	$416,780	$(2,101,335)	$(58,236)
Unrealized Appreciation/ Depreciation on Investments	—	—	—	—	$3,715	—	—	—

140	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows:

	Bond	Floating Rate Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Ordinary Income
9/30/10	$43,453,394	$491,729	$60,856,369	$50,101,182	$20,477,778	$14,366,478	$25,769,125	$944,054
9/30/09	46,867,476	—	38,203,224	12,002,399	19,624,281	9,882,241	30,448,341	—
Long-Term Capital Gains
9/30/10	—	—	—	681,098	—	—	—	—
9/30/09	3,220,770	—	—	27,842	1,299,462	363,415	—	—
Total Distributions
9/30/10	$43,453,394	$491,729	$60,856,369	$50,782,280	$20,477,778	$14,366,478	$25,769,125	$944,054
9/30/09	$50,088,246	$—	$38,203,224	$12,030,241	$20,923,743	$10,245,656	$30,448,341	$—

As of September 30, 2010, the tax components of net undistributed earnings (accumulated losses) were as follows:

	Bond	Floating Rate Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income	Multi-Sector Bond
Undistributed Ordinary Income	$7,505,438	$143,806	$29,011,585	$88,543,871	$12,043,108	$5,160,712	$1,629,734	$1,662,358
Capital Loss Carryforwards	—	—	—	—	—	—	(21,922,478)	—
Undistributed Long-Term Capital Gains	—	—	—	15,586,430	—	7,062,678	—	156,535
Net Unrealized Gains *	24,580,699	794,662	31,562,853	125,256,712	13,540,507	29,497,123	7,877,872	2,824,390

Total	$32,086,137	$938,468	$60,574,438	$229,387,013	$25,583,615	$41,720,513	$(12,414,872)	$4,643,283

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities and other temporary differences.

As of September 30, 2010, the following Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Managed Income
2015	$4,208,497
2017	2,597,183
2018	15,116,798

Total	$21,922,478

7. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	141

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	9,705,852	$90,736,301	7,295,688	$66,060,390
Shares issued in reinvestment of dividends and distributions	557,195	5,238,401	577,607	5,092,854

Total issued	10,263,047	95,974,702	7,873,295	71,153,244
Shares redeemed	(16,795,508)	(157,207,059)	(10,496,970)	(92,443,276)

Net decrease	(6,532,461)	$(61,232,357)	(2,623,675)	$(21,290,032)

Institutional
Shares sold	21,913,936	$205,475,438	35,368,656	$314,064,338
Shares issued in reinvestment of dividends and distributions	1,180,287	11,086,583	994,029	8,871,567

Total issued	23,094,223	216,562,021	36,362,685	322,935,905
Shares redeemed	(27,235,870)	(254,805,144)	(19,078,417)	(168,213,844)

Net increase (decrease)	(4,141,647)	$(38,243,123)	17,284,268	$154,722,061

Service
Shares sold	2,157,845	$20,213,688	4,459,453	$39,205,111
Shares issued in reinvestment of dividends and distributions	703,124	6,601,505	1,121,707	9,912,613

Total issued	2,860,969	26,815,193	5,581,160	49,117,724
Shares redeemed	(7,865,989)	(73,818,205)	(13,047,515)	(114,558,442)

Net decrease	(5,005,020)	$(47,003,012)	(7,466,355)	$(65,440,718)

Investor A
Shares sold and automatic conversion of shares	23,041,640	$220,283,466	8,096,144	$71,826,405
Shares issued in reinvestment of dividends and distributions	382,652	3,597,127	304,884	2,710,703

Total issued	23,424,292	223,880,593	8,401,028	74,537,108
Shares redeemed	(4,686,680)	(43,999,284)	(3,823,231)	(33,786,062)

Net increase	18,737,612	$179,881,309	4,577,797	$40,751,046

Investor B
Shares sold	168,277	$1,579,296	316,250	$2,799,469
Shares issued in reinvestment of dividends and distributions	14,032	131,642	22,020	195,152

Total issued	182,309	1,710,938	338,270	2,994,621
Shares redeemed and automatic conversion of shares	(399,011)	(3,742,590)	(362,109)	(3,209,383)

Net decrease	(216,702)	$(2,031,652)	(23,839)	$(214,762)

Investor C
Shares sold	4,101,979	$38,473,830	6,034,090	$53,653,898
Shares issued in reinvestment of dividends and distributions	210,272	1,977,033	157,296	1,406,820

Total issued	4,312,251	40,450,863	6,191,386	55,060,718
Shares redeemed	(2,790,822)	(26,199,957)	(1,713,373)	(15,236,232)

Net increase	1,521,429	$14,250,906	4,478,013	$39,824,486

142	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Period July 8, 2010[1] to September 30, 2010
Floating Rate Income	Shares	Amount
Institutional
Shares sold	8,021,492	$80,524,037
Shares issued in reinvestment of dividends	8,602	87,096

Total issued	8,030,094	80,611,133
Shares redeemed	(1)	(5)

Net increase	8,030,093	$80,611,128

Investor A
Shares sold and automatic conversion of shares	10,687	$107,475
Shares issued in reinvestment of dividends	29	292

Total issued	10,716	107,767
Shares redeemed	(3)	(36)

Net increase	10,713	$107,731

Investor C
Shares sold	11,497	$115,546
Shares issued in reinvestment of dividends	24	239

Total issued	11,521	115,785
Shares redeemed	(3)	(29)

Net increase	11,518	$115,756

1	Commencement of Operations.

	Year Ended September 30, 2010		Year Ended September 30, 2009
GNMA	Shares	Amount	Shares	Amount
BlackRock
Shares sold	17,315	$192,287	4,004,484	$40,911,187
Shares issued in reinvestment of dividends and distributions	25,280	261,569	12,072	123,684

Total issued	42,595	453,856	4,016,556	41,034,871
Shares redeemed	(3,953,944)	(41,080,275)	(66,795)	(677,500)

Net increase (decrease)	(3,911,349)	$(40,626,419)	3,949,761	$40,357,371

Institutional
Shares sold	20,424,769	$212,136,947	52,914,711	$531,199,386
Shares issued in reinvestment of dividends and distributions	2,013,083	20,599,583	1,215,115	12,297,546

Total issued	22,437,852	232,736,530	54,129,826	543,496,932
Shares redeemed	(25,300,548)	(261,087,470)	(26,017,108)	(262,717,685)

Net increase (decrease)	(2,862,696)	$(28,350,940)	28,112,718	$280,779,247

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	143

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
GNMA (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	2,425,650	$25,199,058	2,384,595	$24,027,237
Shares issued in reinvestment of dividends and distributions	150,017	1,535,965	86,835	876,581

Total issued	2,575,667	26,735,023	2,471,430	24,903,818
Shares redeemed	(1,333,688)	(13,737,794)	(1,187,266)	(11,944,814)

Net increase	1,241,979	$12,997,229	1,284,164	$12,959,004

Investor A
Shares sold and automatic conversion of shares	21,899,415	$227,667,878	38,917,575	$392,742,153
Shares issued in reinvestment of dividends and distributions	1,144,488	11,778,145	674,945	6,865,236

Total issued	23,043,903	239,446,023	39,592,520	399,607,389
Shares redeemed	(17,978,532)	(186,405,120)	(15,727,572)	(159,246,389)

Net increase	5,065,371	$53,040,903	23,864,948	$240,361,000

Investor B
Shares sold	279,116	$2,896,826	2,285,319	$22,801,571
Shares issued in reinvestment of dividends and distributions	51,410	525,325	47,455	479,712

Total issued	330,526	3,422,151	2,332,774	23,281,283
Shares redeemed and automatic conversion of shares	(1,139,964)	(11,781,167)	(1,464,391)	(14,816,486)

Net increase (decrease)	(809,438)	$(8,359,016)	868,383	$8,464,797

Investor C
Shares sold	12,696,329	$131,473,860	40,011,378	$402,011,328
Shares issued in reinvestment of dividends and distributions	1,151,168	11,764,400	586,708	5,947,402

Total issued	13,847,497	143,238,260	40,598,086	407,958,730
Shares redeemed	(15,050,322)	(155,020,072)	(9,581,086)	(96,868,176)

Net increase (decrease)	(1,202,825)	$(11,781,812)	31,017,000	$311,090,554

Inflation Protected Bond
BlackRock
Shares sold	20,273,821	$217,856,519	11,184,412	$112,674,595
Shares issued in reinvestment of dividends and distributions	473,413	5,086,978	87,607	896,304

Total issued	20,747,234	222,943,497	11,272,019	113,570,899
Shares redeemed	(1,666,287)	(17,948,570)	(1,302,938)	(12,789,528)

Net increase	19,080,947	$204,994,927	9,969,081	$100,781,371

Institutional
Shares sold	71,335,013	$780,603,392	34,306,834	$351,222,636
Shares issued in reinvestment of dividends and distributions	936,315	10,257,150	168,742	1,752,350

Total issued	72,271,328	790,860,542	34,475,576	352,974,986
Shares redeemed	(22,973,747)	(253,292,372)	(7,409,122)	(75,158,408)

Net increase	49,297,581	$537,568,170	27,066,454	$277,816,578

144	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	3,832,841	$42,001,111	4,528,834	$46,550,317
Shares issued in reinvestment of dividends and distributions	96,418	1,055,120	25,051	261,999

Total issued	3,929,259	43,056,231	4,553,885	46,812,316
Shares redeemed	(1,659,925)	(18,259,488)	(916,868)	(9,132,298)

Net increase	2,269,334	$24,796,743	3,637,017	$37,680,018

Investor A
Shares sold	97,127,110	$1,053,926,786	74,685,284	$756,844,150
Shares issued in reinvestment of dividends and distributions	1,881,636	20,425,174	470,713	4,854,162

Total issued	99,008,746	1,074,351,960	75,155,997	761,698,312
Shares redeemed	(46,026,015)	(502,432,797)	(22,749,092)	(227,555,630)

Net increase	52,982,731	$571,919,163	52,406,905	$534,142,682

Investor B
Shares sold	274,170	$2,956,454	598,224	$5,971,734
Shares issued in reinvestment of dividends and distributions	12,306	132,287	6,642	68,557

Total issued	286,476	3,088,741	604,866	6,040,291
Shares redeemed	(466,939)	(5,032,575)	(861,053)	(8,561,552)

Net decrease	(180,463)	$(1,943,834)	(256,187)	$(2,521,261)

Investor C
Shares sold	33,027,053	$357,924,880	28,463,435	$290,240,678
Shares issued in reinvestment of dividends and distributions	619,758	6,717,729	186,184	1,935,492

Total issued	33,646,811	364,642,609	28,649,619	292,176,170
Shares redeemed	(10,427,768)	(113,632,117)	(7,802,978)	(78,081,043)

Net increase	23,219,043	$251,010,492	20,846,641	$214,095,127

Intermediate Government Bond
Institutional
Shares sold	2,947,576	$31,478,916	4,875,360	$50,852,269
Shares issued in reinvestment of dividends and distributions	322,680	3,427,579	191,467	1,998,879

Total issued	3,270,256	34,906,495	5,066,827	52,851,148
Shares redeemed	(3,598,578)	(38,254,879)	(8,437,537)	(87,999,510)

Net decrease	(328,322)	$(3,348,384)	(3,370,710)	$(35,148,362)

Service
Shares sold	139,023	$1,469,329	351,832	$3,667,612
Shares issued in reinvestment of dividends and distributions	12,109	128,910	8,709	91,165

Total issued	151,132	1,598,239	360,541	3,758,777
Shares redeemed	(80,338)	(855,770)	(139,492)	(1,458,820)

Net increase	70,794	$742,469	221,049	$2,299,957

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	145

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Intermediate Government Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	3,816,012	$40,751,973	7,449,544	$77,790,338
Shares issued in reinvestment of dividends and distributions	758,978	8,088,358	739,692	7,748,172

Total issued	4,574,990	48,840,331	8,189,236	85,538,510
Shares redeemed	(5,440,429)	(58,038,509)	(6,664,076)	(69,715,028)

Net increase (decrease)	(865,439)	$(9,198,178)	1,525,160	$15,823,482

Investor B
Shares sold	150,733	$1,613,438	1,003,904	$10,430,749
Shares issued in reinvestment of dividends and distributions	32,988	349,809	57,442	600,066

Total issued	183,721	1,963,247	1,061,346	11,030,815
Shares redeemed and automatic conversion of shares	(1,043,858)	(11,071,808)	(1,680,404)	(17,535,164)

Net decrease	(860,137)	$(9,108,561)	(619,058)	$(6,504,349)

Investor C
Shares sold	2,327,625	$24,809,602	5,884,013	$61,233,004
Shares issued in reinvestment of dividends and distributions	137,885	1,466,851	134,249	1,405,072

Total issued	2,465,510	26,276,453	6,018,262	62,638,076
Shares redeemed	(2,623,847)	(27,885,449)	(2,853,227)	(29,814,060)

Net increase (decrease)	(158,337)	$(1,608,996)	3,165,035	$32,824,016

Long Duration
BlackRock
Shares sold	4,797,720	$49,715,669	8,888,617	$84,530,175
Shares issued in reinvestment of dividends and distributions	1,277,436	13,492,658	936,916	9,084,860

Total issued	6,075,156	63,208,327	9,825,533	93,615,035
Shares redeemed	(3,134,717)	(32,243,051)	(5,038,545)	(47,393,022)

Net increase	2,940,439	$30,965,276	4,786,988	$46,222,013

Institutional
Shares sold	390,930	$4,212,669	298,571	$2,942,255
Shares issued in reinvestment of dividends and distributions	16,018	167,994	95,209	919,612

Total issued	406,948	4,380,663	393,780	3,861,867
Shares redeemed	(2,113,905)	(22,265,889)	(722,749)	(6,561,750)

Net decrease	(1,706,957)	$(17,885,226)	(328,969)	$(2,699,883)

Investor A
Shares sold	219,644	$2,330,241	1,325,084	$13,200,826
Shares issued in reinvestment of dividends and distributions	56,765	599,832	14,824	149,244

Total issued	276,409	2,930,073	1,339,908	13,350,070
Shares redeemed	(303,263)	(3,177,937)	(129,587)	(1,288,235)

Net decrease	(26,854)	$(247,864)	1,210,321	$12,061,835

146	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Managed Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,756,609	$27,527,245	2,136,717	$19,616,555
Shares issued in reinvestment of dividends	250,315	2,457,100	93,566	852,227

Total issued	3,006,924	29,984,345	2,230,283	20,468,782
Shares redeemed	(5,727,912)	(56,690,840)	(14,265,564)	(128,699,971)

Net decrease	(2,720,988)	$(26,706,495)	(12,035,281)	$(108,231,189)

Service
Shares sold	3,406,590	$33,760,224	4,922,553	$45,125,585
Shares issued in reinvestment of dividends	746,247	7,391,890	883,814	8,036,556

Total issued	4,152,837	41,152,114	5,806,367	53,162,141
Shares redeemed	(7,029,359)	(69,991,223)	(9,841,782)	(88,735,447)

Net decrease	(2,876,522)	$(28,839,109)	(4,035,415)	$(35,573,306)

Investor A
Shares sold and automatic conversion of shares	812,072	$8,076,063	682,945	$6,226,373
Shares issued in reinvestment of dividends	96,474	957,118	99,347	904,773

Total issued	908,546	9,033,181	782,292	7,131,146
Shares redeemed	(534,219)	(5,311,596)	(682,309)	(6,193,175)

Net increase	374,327	$3,721,585	99,983	$937,971

Investor B
Shares sold	25,035	$250,601	44,749	$398,614
Shares issued in reinvestment of dividends	3,243	32,033	7,163	64,817

Total issued	28,278	282,634	51,912	463,431
Shares redeemed and automatic conversion of shares	(91,794)	(910,308)	(159,651)	(1,453,101)

Net decrease	(63,516)	$(627,674)	(107,739)	$(989,670)

Investor C
Shares sold	343,454	$3,394,209	559,112	$5,041,386
Shares issued in reinvestment of dividends	20,189	199,472	15,166	138,804

Total issued	363,643	3,593,681	574,278	5,180,190
Shares redeemed	(192,501)	(1,910,605)	(261,672)	(2,420,826)

Net increase	171,142	$1,683,076	312,606	$2,759,364

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	147

Notes to Financial Statements (continued)

	Period February 26, 2010[1] to September 30, 2010
Multi-Sector Bond	Shares	Amount
Institutional
Shares sold	7,630,596	$76,979,330
Shares issued in reinvestment of dividends	10,559	110,037

Total issued	7,641,155	77,089,367
Shares redeemed	(203,953)	(2,104,972)

Net increase	7,437,202	$74,984,395

Investor A
Shares sold and automatic conversion of shares	1,800,148	$18,433,010
Shares issued in reinvestment of dividends	7,985	83,383

Total issued	1,808,133	18,516,393
Shares redeemed	(110,939)	(1,160,837)

Net increase	1,697,194	$17,355,556

Investor C
Shares sold	1,581,652	$16,187,730
Shares issued in reinvestment of dividends	4,806	50,248

Total issued	1,586,458	16,237,978
Shares redeemed	(56,891)	(589,696)

Net increase	1,529,567	$15,648,282

1	Commencement of operations.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

148	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Government Bond Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Managed Income Portfolio, and BlackRock Multi-Sector Bond Portfolio [eight of the thirty-three series constituting BlackRock Funds II (the “Trust”)] (collectively, the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, except for BlackRock Multi-Sector Bond which is for the period from February 26, 2010 (commencement of operations) to September 30, 2010 and BlackRock Floating Rate Income Portfolio which is for the period from July 8, 2010 (commencement of operations) to September 30, 2010, the statements of changes in net assets for each of the two years in the period then ended, except for BlackRock Multi-Sector Bond which is for the period from February 26, 2010 (commencement of operations) to September 30, 2010 and BlackRock Floating Rate Income Portfolio which is for the period from July 8, 2010 (commencement of operations) to September 30, 2010, the statements of cash flows for the BlackRock Bond Portfolio and BlackRock Managed Income Portfolio for the year then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Government Bond Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Managed Income Portfolio, and BlackRock Multi-Sector Bond Portfolio of BlackRock Funds II as of September 30, 2010, the results of their operations and the changes in their net assets for the periods presented, the cash flows for the BlackRock Bond Portfolio and BlackRock Managed Income Portfolio for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Government Bond Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Managed Income Portfolio and BlackRock Multi-Sector Bond Portfolio for the fiscal period ended September 30, 2010:

Interest Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents *

	Month Paid:
	October 2009 - January 2010	February 2010 - September 2010
Bond Portfolio	93.69%	89.15%
GNMA Portfolio	100.00%	100.00%
Inflation Protected Bond Portfolio	98.18%	100.00%
Intermediate Government Bond Portfolio	99.55%	100.00%
Long Duration Bond Portfolio	88.50%	93.93%
Managed Income Portfolio	94.08%	95.54%

*	Represents the portion of the ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest **

Bond Portfolio	19.79%
GNMA Portfolio	3.23%
Inflation Protected Bond Portfolio	67.01%
Intermediate Government Bond Portfolio	24.96%
Long Duration Bond Portfolio	16.01%
Managed Income Portfolio	13.99%
Multi-Sector Bond Portfolio	12.71%

**	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, BlackRock Inflation-Protected Bond Portfolio distributed long-term capital gains per share of $0.003238 to shareholders of record on December 21, 2009.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	149

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Portfolio”), BlackRock Bond Portfolio (the “Bond Portfolio”), BlackRock Intermediate Government Bond Portfolio (the “Intermediate Government Portfolio”), BlackRock Long Duration Bond Portfolio (the “Long Duration Portfolio”) and BlackRock Managed Income Portfolio (the “Managed Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Funds. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” Disclosure about the Board’s consideration of the Agreements for BlackRock Multi-Sector Bond Portfolio, a series of BlackRock Funds II, is included in that fund’s semi-annual report dated March 31, 2010.

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the GNMA Portfolio ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Inflation Protected Portfolio ranked in the third, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Bond Portfolio ranked in the second, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Bond Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, during 2008 the Bond Portfolio’s modest out-of-index allocation to non-government spread sectors including, commercial mortgage-backed securities, non-agency mortgage-backed securities and asset-backed securities, caused the Bond Portfolio to lag its Peers.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Intermediate Government Portfolio ranked in the first, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Intermediate Government Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the Intermediate Government Portfolio’s exposure to non-government spread sectors including, commercial mortgage-backed securities, non-agency mortgage-backed securities and asset-backed securities, detracted from the Intermediate Government Portfolio’s performance in 2008.

The Board noted that the Long Duration Portfolio ranked in the fourth and first quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively. The Board and BlackRock reviewed the reasons for the Long Duration Portfolio’s underperformance during the one-year period compared with its Peers. The Board was informed that, among other things, the Long Duration Portfolio underperformed its Peers as sectors of the market where the Long Duration Portfolio typically does not invest significant assets (commercial mortgage-backed securities, asset-backed securities, residential mortgage-backed securities, and high yield) rallied significantly while interest rates also rose relative to recent periods.

The Board noted that the Managed Income Portfolio ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Managed Income Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, performance in 2008 suffered primarily due to an overweight to high quality spread assets (agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) and an underweight to Treasuries.

The Board and BlackRock discussed BlackRock’s strategy for improving each of the Bond Portfolio’s, the Intermediate Government Portfolio’s, the Long Duration Portfolio’s and the Managed Income Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist each of these Funds’ portfolio managers and to improve the Funds’ performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the GNMA Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the GNMA Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the GNMA Portfolio’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the GNMA Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the GNMA Portfolio increases above certain

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the GNMA Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Inflation Protected Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Inflation Protected Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Inflation Protected Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Inflation Protected Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Inflation Protected Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Bond Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Bond Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Bond Portfolio’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the Bond Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Intermediate Government Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Intermediate Government Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Intermediate Government Portfolio’s contractual advisory fee rate was reasonable relative to the median contractual advisory fee rate paid by the Intermediate Government Portfolio’s peers. The Board also noted that the Intermediate Government Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Intermediate Government Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Intermediate Government Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Long Duration Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Long Duration Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Long Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Long Duration Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Long Duration Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Managed Income Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Managed Income Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Managed Income Portfolio’s contractual advisory fee rate was reasonable relative to the median contractual advisory fee rate paid by the Managed Income Portfolio’s peers. The Board also noted that the Managed Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Managed Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Managed Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

154	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Floating Rate Income Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”) met on May 11-12, 2010 to consider the approval of the Trust’s proposed investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Advisory Agreement was the same agreement that had previously been approved by the Board with respect to each of the other series of the Trust. The Board also considered the approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Fund. The Sub-Advisory Agreement was substantially the same as the sub-advisory agreement that had previously been approved by the Board with respect to certain other series of the Trust. The Fund commenced operations in July 2010. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists fourteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on May 11-12, 2010, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Trust and Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the cost of the services to be provided and the estimated profits to be realized by BlackRock and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the May 2010 meeting relating to its consideration of the Agreements, including (a) fees and expense ratios of a representative class of the Fund in comparison to the fees and expense ratios of a peer group of funds; (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; (d) information regarding compliance records and regulatory matters relating to BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory and sub-advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates and significant shareholders to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including their code of ethics (regulating the personal trading of their officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, the number, education and experience of BlackRock’s investment professionals generally and other personnel who would provide services under the Agreements. The Board also took into account the time and attention to be devoted by senior management of BlackRock to the Fund. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

B. The Investment Performance of Portfolio Management: The Board, including the Independent Board Members, previously received and considered information about the BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the May 2010 meeting.

C. Consideration of the Advisory Fees and the Cost of the Services and Estimated Profits to be Realized by BlackRock and Certain Affiliates from their Relationship with the Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in a peer group of funds. The funds within the peer group (collectively, “Peers”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with the Manager. The Board took into account that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. It also compared the Fund’s expense ratios to those of its Peers. The Board considered the fee waivers and expense reimbursement arrangements by the Manager that limit the Fund’s total net expenses on a class-by-class basis, as applicable. The Board also considered the services rendered, and the fee rates offered, to other clients advised by the BlackRock.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the May 2010 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Since the Fund is newly formed, BlackRock was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. BlackRock, however, will provide the Board with such information at future meetings.

E. Other Factors: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

Conclusion

The Board, including all of the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a two-year term ending June 24, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Adviser with respect to the Fund for a two-year term ending June 24, 2012. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

156	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 98 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	34 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	34 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	157

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

158	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	159

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

160	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	161

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		BlackRock Small Cap Core Equity Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Fund II
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Index Fund
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock S&P 500 Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Global Dividend Income Portfolio†	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

162	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-9/10-AR

September 30, 2010

Annual Report

BlackRock Funds II

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Total Return Portfolio II

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence - the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding - have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns – and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010	BlackRock Government Income Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, BlackRock Government Income Portfolio (the “Fund”) outperformed its benchmark, a 50%/50% composite of the Barclays Capital Mortgage-Backed Securities (“MBS”) Index and the BofA Merrill Lynch 10-Year US Treasury Index. The Fund also outperformed the Barclays Capital MBS Index. The Fund’s Institutional, BlackRock, Service and Investor A Shares outperformed the BofA Merrill Lynch 10-Year Treasury Index, while Investor B, Investor B1, Investor C, Investor C1 and Class R Shares underperformed.

What factors influenced performance?

•

During the majority of the period, the Fund was overweight relative to the benchmark in agency MBS. This positioning aided relative returns as the sector benefited from the Fed mortgage purchase program during the first quarter of 2010, and then proved resilient during the second quarter amid weaker economic data and the European sovereign debt crisis. The Fund subsequently moved to an underweight, which further benefited performance as the sector came under pressure toward the end of the period from uncertainty surrounding prepayments and the supply and demand backdrop.

•

The Fund’s allocation to non-agency MBS, which is not included in the benchmark, also added to performance as the sector benefited from Fed policy remaining accommodative and investors continuing to reach for yield.

•

Slightly detracting from performance was the Fund’s recent exposure to lower-coupon agency MBS, which underperformed following the rally in rates and heightened prepayment uncertainty. Duration management and a yield-curve-flattening position early in the period also detracted from results, as the yield curve initially steepened. Interest rate derivatives, consisting of financial futures contracts, options and swaps, used to manage the Fund’s duration and convexity risk and to effectuate the Fund’s yield curve position, had a negative impact on performance.

Describe recent portfolio activity.

•

We initially increased Fund exposure to government-related sectors, including FDIC-guaranteed debt and agency MBS, which traded with attractive relative yields and strong technicals due to government support. At the same time, we increased the Fund’s underweight in US Treasuries. Following the termination of the Fed mortgage purchase program, we trimmed our overweight in agency MBS, primarily among lower-coupon securities, and closed our underweight in US Treasuries, primarily by purchasing issues with intermediate maturity dates.

•

More recently, we purchased additional US Treasuries, particularly in the short and intermediate parts of the yield curve. We also increased exposure to agency MBS, particularly lower-coupon issues, as spreads widened and improved the relative value picture for the sector. We tactically managed duration throughout the 12-month period. In addition, the Fund held cash reserved for future commitments; the cash balance did not have a significant impact on performance.

Describe Fund positioning at period end.

•

Within government-related sectors, at period-end the Fund holds an overweight relative to the benchmark in US Treasuries and underweights in agency debentures, FDIC-guaranteed paper and agency MBS. While the agency MBS sector has cheapened and offers attractive relative value, we remain cautious given uncertainty surrounding the fundamental and technical backdrop and near-term headwinds as markets adjust to Fed policy. In the non-government space, the Fund continues to hold an out-of-index allocation in non-agency MBS, which we continue to view as attractive given the sector’s high loss-adjusted yields. The Fund ended the period with a long duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	84%
U.S. Treasury Obligations	15
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	97%
BB/Ba	3

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Government Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the US Government or its agencies. The Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the US Government and its agencies.

3	A custom-weighted index comprised of the returns of the Barclays Capital MBS Index (50%) and the returns of the BofA Merill Lynch 10-Year US Treasury Index (50%).

4	An index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

5	A one-security index consisting of the current “on-the run” 10-year Treasury issue.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.53%	10.03%	10.94%	N/A	5.30%	N/A	6.53%	N/A
Institutional	3.47	9.86	10.74	N/A	5.12	N/A	6.27	N/A
Service	3.28	9.82	10.49	N/A	4.95	N/A	6.04	N/A
Investor A	3.01	9.79	10.44	6.00%	4.86	4.01%	6.00	5.57%
Investor B	2.42	9.46	9.65	5.15	4.05	3.70	5.45	5.45
Investor B1	2.64	9.49	9.83	5.83	4.28	3.94	5.40	5.40
Investor C	2.30	9.35	9.63	8.63	4.03	4.03	5.18	5.18
Investor C1	2.46	9.46	9.77	8.77	4.21	4.21	5.33	5.33
Class R	2.78	9.61	10.21	N/A	4.53	N/A	5.66	N/A
50% Barclays Capital MBS Index/50% BofA Merrill Lynch 10-Year US Treasury Index	—	8.29	8.01	N/A	6.59	N/A	6.50	N/A
Barclays Capital MBS Index	—	3.52	5.71	N/A	6.41	N/A	6.27	N/A
BofA Merrill Lynch 10-Year US Treasury Index	—	13.20	10.23	N/A	6.68	N/A	6.64	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$1,100.30	$3.32	$2.37	$1,000.00	$1,021.91	$3.19	$1,022.81	$2.28
Institutional	$1,000.00	$1,098.60	$4.00	$3.10	$1,000.00	$1,021.26	$3.85	$1,022.11	$2.99
Service	$1,000.00	$1,098.20	$5.00	$4.05	$1,000.00	$1,020.31	$4.81	$1,021.21	$3.90
Investor A	$1,000.00	$1,097.90	$5.52	$4.58	$1,000.00	$1,019.80	$5.32	$1,020.71	$4.41
Investor B	$1,000.00	$1,094.60	$9.77	$8.82	$1,000.00	$1,015.74	$9.40	$1,016.65	$8.49
Investor B1	$1,000.00	$1,094.90	$8.46	$7.51	$1,000.00	$1,017.00	$8.14	$1,017.90	$7.23
Investor C	$1,000.00	$1,093.50	$9.92	$8.97	$1,000.00	$1,015.59	$9.55	$1,016.50	$8.64
Investor C1	$1,000.00	$1,094.60	$8.98	$8.03	$1,000.00	$1,016.50	$8.64	$1,017.40	$7.74
Class R	$1,000.00	$1,096.10	$7.30	$6.36	$1,000.00	$1,018.10	$7.03	$1,019.00	$6.12

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for BlackRock, 0.76% for Institutional, 0.95% for Service, 1.05% for Investor A, 1.86% for Investor B, 1.61% for Investor B1, 1.89% for Investor C, 1.71% for Investor C1 and 1.39% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.59% for Institutional, 0.77% for Service, 0.87% for Investor A, 1.68% for Investor B, 1.43% for Investor B1, 1.71% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	5

Fund Summary as of September 30, 2010	BlackRock High Yield Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock High Yield Bond Portfolio (the “Fund”) outperformed its benchmark, the Barclays Capital US Corporate High Yield 2% Issuer Capped Index, for the 12-month period.

What factors influenced performance?

•

The Fund’s allocation to securities of distressed issuers that successfully emerged from debt restructurings and exposure to bonds with modest equity beta substantially boosted returns. The Fund also benefited from strong security selection among lower quality speculative grade issues. On a sector basis, security selection within the aerospace & defense, health care and electric utilities sectors contributed positively to returns.

•	Detracting from performance was the Fund’s underweight in the life insurance sector and security selection within the chemicals sector.

Describe recent portfolio activity.

•

During the 12-month period, we selectively participated in the robust high yield new issue calendar, as we sought to purchase higher quality deals with strong risk/reward profiles, good fundamentals and solid cash flows and earnings. We also continued to purchase new-issue senior-secured bonds offering better relative downside protection. We reduced exposure to lower quality issuers for which valuations have become less attractive and which may face pressure in the slow-growth economic environment. On a sector basis, we increased exposure to names in trucking and health care, while reducing exposure to the wirelines segment.

Describe Fund positioning at period end.

•	At period end, the Fund was overweight in the wireless, automotive and packaging sectors, and was underweight in the technology, gaming and banking sector.

Overall, we hold the opinion that the high yield asset class is attractively priced for the slow structural recovery. Historically, high yield has performed well in post-recessionary periods. It is our view that the culmination of more positive economic data, improving corporate credit conditions, and declining default activity will be additionally supportive of the sector. Given the current environment, we find the high yield asset class compelling for its ability to offer attractive yields with minimal duration risk and its potential to provide returns that are on par with equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	84%
Floating Rate Loan Interests	10
Common Stocks	4
Preferred Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	3%
BBB/Baa	1
BB/Ba	23
B	47
CCC/Caa	14
Less than CCC/Caa	2
Not rated	10

1	Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

3	An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	7.07%	5.88%	21.72%	N/A	7.72%	N/A	8.17%	N/A
Institutional	6.98	5.67	21.43	N/A	7.61	N/A	8.03	N/A
Service	6.63	5.66	21.21	N/A	7.30	N/A	7.72	N/A
Investor A	6.35	5.49	20.99	16.12%	7.24	6.36%	7.62	7.18%
Investor B	5.94	5.11	20.11	15.61	6.45	6.16	7.08	7.08
Investor B1	6.26	5.29	20.50	16.50	6.75	6.47	7.16	7.16
Investor C	5.88	5.12	20.32	19.32	6.48	6.48	6.84	6.84
Investor C1	6.12	5.21	20.34	19.34	6.66	6.66	7.09	7.09
Class R	6.37	5.36	20.89	N/A	7.00	N/A	7.43	N/A
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	6.55	18.24	N/A	8.39	N/A	8.09	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,058.80	$2.99	$1,000.00	$1,022.16	$2.94	0.58%
Institutional	$1,000.00	$1,056.70	$3.45	$1,000.00	$1,021.71	$3.40	0.67%
Service	$1,000.00	$1,056.60	$5.16	$1,000.00	$1,020.05	$5.06	1.00%
Investor A	$1,000.00	$1,054.90	$5.31	$1,000.00	$1,019.90	$5.22	1.03%
Investor B	$1,000.00	$1,051.10	$9.10	$1,000.00	$1,016.19	$8.95	1.77%
Investor B1	$1,000.00	$1,052.90	$7.31	$1,000.00	$1,017.95	$7.18	1.42%
Investor C	$1,000.00	$1,051.20	$8.84	$1,000.00	$1,016.44	$8.69	1.72%
Investor C1	$1,000.00	$1,052.10	$7.92	$1,000.00	$1,017.35	$7.79	1.54%
Class R	$1,000.00	$1,053.60	$6.59	$1,000.00	$1,018.65	$6.48	1.28%

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	7

Fund Summary as of September 30, 2010	BlackRock Low Duration Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, BlackRock Low Duration Bond Portfolio (the “Fund”) outperformed its benchmark, the BofA Merrill Lynch 1-3 Year US Corporate & Government Index. The Fund also outperformed its former benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index.

•	The following discussion of relative performance pertains to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.

What factors influenced performance?

•

Fund performance was primarily driven by exposure to spread sectors outside of the benchmark index, including non-agency residential mortgage-backed securities (“MBS”), short-dated asset-backed securities (“ABS”) and short-dated high-quality commercial mortgage-backed securities (“CMBS”). Non-government spread sectors generally outperformed US Treasury securities over the period, with the exception of the sector quarter of 2010, when weaker global economic data and the European sovereign debt crisis drove a flight to quality into Treasuries.

•

The Fund’s allocation to short-dated investment grade credit also contributed to performance, as earnings and economic data have surprised to the upside during 2010. With these macroeconomic indicators signaling a positive, albeit tepid, recovery and with the market anticipating an extended period of low interest rates, investors chased yield in fixed income and consequently drove prices up. Finally, the Fund continued to benefit from tactical duration management, as interest rates were range-bound for the majority of the reporting period.

•

The primary detractor from performance was the Fund’s yield-curve-flattener position in the first half of the period, as the yield curve steepened significantly. In the second half of the period, the Fund’s duration position was slightly shorter versus the benchmark, which detracted from performance as interest rates fell.

Describe recent portfolio activity.

•

As the credit markets rallied in the 12-month period, we reduced portfolio risk by decreasing exposure to non-agency residential MBS. Near the end of the period, we increased exposure to government sectors including US Treasuries, FDIC-guaranteed debt and non-US government-guaranteed corporate debt. We also increased exposure to investment grade corporate bonds, adding non-cyclical industrials and utilities with strong free cash flows.

Describe Fund positioning at period end.

•

The Fund is managed to maintain a high degree of liquidity through a core exposure to government-owned/government-related debt, along with a diversified allocation to non-government spread sectors. The Fund remains biased toward short-dated US investment grade credit, given the volatility in European credit. The Fund’s most significant overweight positions versus the benchmark are in ABS and corporate bonds, with particular overweights in automotive ABS and the financials sector.

•	The Fund ended the period with a slightly short duration position versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	43%
Non-Agency Mortgage-Backed Securities	19
Asset-Backed Securities	17
U.S. Government Sponsored Agency Securities	7
U.S. Treasury Obligations	7
Foreign Agency Obligations	5
Taxable Municipal Bonds	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	45%
AA/Aa	9
A	14
BBB/Baa	19
BB/Ba	13

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index (the benchmark).

3	An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

4	An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities ranging from 1 to 3 years. The Fund now uses this index as its benchmark rather than the BofA Merrill Lynch 1-3 Year Treasury Index because it more accurately reflects the investment strategy of the Fund.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.73%	2.94%	7.03%	N/A	3.86%	N/A	4.06%	N/A
Institutional	2.70	2.92	6.98	N/A	3.80	N/A	3.96	N/A
Service	2.40	2.76	6.74	N/A	3.46	N/A	3.63	N/A
Investor A	2.34	2.73	6.71	4.27%	3.45	2.98%	3.58	3.34%
Investor A1	2.48	2.81	6.89	5.87	3.62	3.41	3.77	3.67
Investor B	1.64	2.24	5.89	1.39	2.68	2.32	3.05	3.05
Investor B1	2.02	2.51	6.20	2.20	2.93	2.58	3.09	3.09
Investor B2	2.25	2.67	6.56	5.56	3.31	3.31	3.45	3.45
Investor C	1.57	2.25	5.83	4.83	2.67	2.67	2.81	2.81
Investor C1	1.84	2.47	6.17	5.17	2.90	2.90	3.05	3.05
Investor C2	2.25	2.68	6.60	5.60	3.31	3.31	3.46	3.46
BofA Merrill Lynch 1-3 Year Treasury Index	—	1.78	2.53	N/A	4.35	N/A	4.21	N/A
BofA Merrill Lynch 1-3 Year US Corporate & Government Index	—	1.93	3.26	N/A	4.64	N/A	4.55	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,029.40	$2.80	$2.14	$1,000.00	$1,022.31	$2.79	$1,022.96	$2.13
Institutional	$1,000.00	$1,029.20	$3.00	$2.34	$1,000.00	$1,022.11	$2.99	$1,022.76	$2.33
Service	$1,000.00	$1,027.60	$4.52	$3.86	$1,000.00	$1,020.61	$4.51	$1,021.26	$3.85
Investor A	$1,000.00	$1,027.30	$4.83	$4.17	$1,000.00	$1,020.31	$4.81	$1,020.96	$4.15
Investor A1	$1,000.00	$1,028.10	$3.97	$3.30	$1,000.00	$1,021.16	$3.95	$1,021.81	$3.29
Investor B	$1,000.00	$1,022.40	$8.72	$8.06	$1,000.00	$1,016.44	$8.69	$1,017.10	$8.04
Investor B1	$1,000.00	$1,025.10	$7.01	$6.35	$1,000.00	$1,018.15	$6.98	$1,018.80	$6.33
Investor B2	$1,000.00	$1,026.70	$5.49	$4.83	$1,000.00	$1,019.65	$5.47	$1,020.31	$4.81
Investor C	$1,000.00	$1,022.50	$8.52	$7.86	$1,000.00	$1,016.65	$8.49	$1,017.30	$7.84
Investor C1	$1,000.00	$1,024.70	$7.36	$6.70	$1,000.00	$1,017.80	$7.33	$1,018.45	$6.68
Investor C2	$1,000.00	$1,026.80	$5.28	$4.62	$1,000.00	$1,019.85	$5.27	$1,020.51	$4.61

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for BlackRock, 0.59% for Institutional, 0.89% for Service, 0.95% for Investor A, 0.78% for Investor A1, 1.72% for Investor B, 1.38% for Investor B1, 1.08% for Investor B2, 1.68% for Investor C, 1.45% for Investor C1 and 1.04% for Investor C2), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for BlackRock, 0.46% for Institutional, 0.76% for Service, 0.82% for Investor A, 0.65% for Investor A1, 1.59% for Investor B, 1.25% for Investor B1, 0.95% for Investor B2, 1.55% for Investor C, 1.32% for Investor C1 and 0.91% for Investor C2), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	9

Fund Summary as of September 30, 2010	BlackRock Total Return Portfolio II

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Total Return Portfolio II (the “Fund”) outperformed its benchmark, the Barclays Capital US Aggregate Bond Index for the 12-month period.

What factors influenced performance?

•

Fund performance for the period benefited from overweights relative to the benchmark in non-government spread sectors, including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and investment grade credit. The Fund also benefited from an allocation held outside of the benchmark in non-agency residential mortgage-backed securities (“MBS”). These non-government spread sectors outperformed government sectors for the period, as credit spreads compressed due to improving economic fundamentals and accommodative monetary policy from the Fed. In addition, the Fund benefited from a longer duration than the benchmark along with a yield-curve-flattening bias, as interest rates fell and the yield curve flattened dramatically during the period.

•

Although duration and yield curve positioning benefited performance for the entire 12-month period, these factors did detract from relative returns during the first half of the period. In addition, the Fund’s underweight in agency MBS during the first half of the period detracted from performance as the sector rallied.

Describe recent portfolio activity.

•

Overall, the Fund moved toward higher quality securities among non-government spread sectors. In particular, we were able to find good opportunities in high-quality securitized sectors that were trading at attractive values relative to their historical averages. In addition, the Fund tactically managed its agency MBS position as the sector was significantly influenced by government policy over the period, including the termination of the agency MBS purchase program by the Fed.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government-related sectors, the Fund held underweights in US Treasuries, agency debentures and FDIC-guaranteed debt within non-government spread sectors, the Fund was overweight in CMBS, ABS and investment-grade corporate debt. The Fund also held an out-of-index allocation to non-agency residential MBS. The Fund ended the period with a slightly longer duration relative to the benchmark, with a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	53%
U.S. Treasury Obligations	17
Non-Agency Mortgage-Backed Securities	10
Corporate Bonds	10
Asset-Backed Securities	4
Foreign Agency Obligations	3
Taxable Municipal Bonds	1
Foreign Government Obligations	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	73%
AA/Aa	7
A	9
BBB/Baa	7
BB/Ba	4

1	Using the higher of S&P’s or Moody’s rating.

2	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Total Return Portfolio II

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at lease 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital US Aggregate Bond Index (the benchmark).

3	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.75%	7.41%	11.25%	N/A	5.26%	N/A	6.00%	N/A
Institutional	3.70	7.37	11.03	N/A	5.14	N/A	5.85	N/A
Service	3.37	7.22	10.81	N/A	4.89	N/A	5.57	N/A
Investor A	3.22	7.32	10.81	6.36%	4.83	3.98%	5.50	5.07%
Investor B	2.59	6.80	9.94	5.44	4.00	3.66	4.94	4.94
Investor C	2.58	6.95	10.04	9.04	3.97	3.97	4.67	4.67
Class R	3.04	7.02	10.48	N/A	4.52	N/A	5.18	N/A
Barclays Capital US Aggregate Bond Index	—	6.05	8.16	N/A	6.20	N/A	6.41	N/A

4	Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,074.10	$3.22	$2.39	$1,000.00	$1,021.96	$3.14	$1,022.76	$2.33
Institutional	$1,000.00	$1,073.70	$3.85	$3.02	$1,000.00	$1,021.36	$3.75	$1,022.16	$2.94
Service	$1,000.00	$1,072.20	$5.35	$4.57	$1,000.00	$1,019.90	$5.22	$1,020.66	$4.46
Investor A	$1,000.00	$1,073.20	$5.35	$4.52	$1,000.00	$1,019.90	$5.22	$1,020.71	$4.41
Investor B	$1,000.00	$1,068.00	$9.49	$8.71	$1,000.00	$1,015.89	$9.25	$1,016.65	$8.49
Investor C	$1,000.00	$1,069.50	$9.29	$8.46	$1,000.00	$1,016.09	$9.05	$1,016.90	$8.24
Class R	$1,000.00	$1,070.20	$6.95	$6.12	$1,000.00	$1,018.35	$6.78	$1,019.15	$5.97

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for BlackRock, 0.74% for Institutional, 1.03% for Service, 1.03% for Investor A, 1.83% for Investor B, 1.79% for Investor C and 1.34% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.58% for Institutional, 0.88% for Service, 0.87% for Investor A, 1.68% for Investor B, 1.63% for Investor C and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	11

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to February 10, 2003, BlackRock Government Income Portfolio’s BlackRock Share performance results are those of Investor A Shares restated to reflect BlackRock Share fees. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Institutional Share performance results are those of Investor A Shares restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to October 27, 2004, BlackRock Government Income Portfolio’s Service Share performance results are those of Investor A Shares restated to reflect Service Share fees.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond, which incurs an initial sales charge of 3.00%. Investor A shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor A1 Share performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Investor B1 Share performance results are those of Investor A Shares restated to reflect Investor B1 Share fees. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s and BlackRock High Yield Bond Portfolio’s Investor B1 Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Share fees.

•

Investor B2 Shares are subject to a maximum contingent deferred sales charge of 1.00% declining to 0% after three years and a distribution fee of 0.30% per year and a service fee of 0.10% per year. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor B2 Share performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B2 Share fees.

•

Investor C, Investor C1 and Investor C2 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C, Investor C1 and Investor C2 Shares are subject to a distribution fee of 0.75%, 0.55% and 0.30% per year, respectively, and a service fee of 0.25%, 0.25% and 0.10% per year, respectively. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Investor C1 Share performance results are those of Investor A Shares restated to reflect Investor C1 Share fees. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s Investor C1 Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, BlackRock Low Duration Bond Portfolio’s Investor C1 and Investor C2 Share performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C1 and Investor C2 Share fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, BlackRock Government Income Portfolio’s Class R Share performance results are those of Investor A Shares restated to reflect Class R Share fees. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s and BlackRock Total Return Portfolio II’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, B2, C1 and C2 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. BlackRock High Yield Bond Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees and (b) operating expenses including investment advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility, participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate, foreign currency exchange rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	13

Schedule of Investments September 30, 2010	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
Fannie Mae Whole Loan, Series 1996-W1, Class AL,
7.25%, 3/25/26(a)	$295	$313,481
Small Business Administration, Series 2003-10A, Class 1,
4.63%, 3/10/13	514	540,296
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.92%, 1/21/11(a)(b)(c)	—	419

Total Asset-Backed Securities — 0.1%		854,196

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.9%
Countrywide Alternative Loan Trust:
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	8,522	6,379,639
Series 2008-2R, Class 4A1, 6.25%, 8/25/37	19,130	16,149,261
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2005-4, Class 3A16, 5.50%, 6/25/35	7,056	6,705,502
Series 2005-5, Class 2A8, 5.50%, 7/25/35	3,483	3,330,279
Series 2005-11, Class 6A5, 6.00%, 12/25/35	4,731	4,506,545
Residential Funding Mortgage Securities I, Series 2007-S2, Class A3,
6.00%, 2/25/37	5,445	5,414,461

		42,485,687

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc., Series 1987-1,
11.00%, 2/17/17	10	1,368

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc., Series 1987-1,
0.33%, 2/17/17(d)	10	10,096

Total Non-Agency Mortgage-Backed Securities — 3.9%		42,497,151

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22	1	506

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.7%
Fannie Mae,
2.63%, 11/20/14	6,895	7,269,364
Freddie Mac:
1.13%, 12/15/11(e)	18,755	18,922,538
5.50%, 7/18/16	595	715,893
5.00%, 2/16/17	1,200	1,409,257
Small Business Administration Participation Certificates:
Series 1996-20J, 7.20%, 10/01/16	37	39,713
Series 1998-20J, Class 1, 5.50%, 10/01/18	44	47,069

		28,403,834

Collateralized Mortgage Obligations — 3.8%
Fannie Mae, Series 2002-59, Class B,
5.50%, 9/25/17	4,887	5,344,190
Freddie Mac, Series 3207, Class NB,
6.00%, 11/15/30	2,522	2,548,423
Ginnie Mae:
Series 2005-10, Class ZB, 5.18%, 12/16/44(a)	3,670	3,891,360
Series 2005-9, Class Z, 4.65%, 1/16/45(a)	6,479	6,088,049
Series 2005-29, Class Z, 4.25%, 4/16/45(a)	5,663	5,179,788
Series 2005-67, Class Z, 4.72%, 8/16/45(a)	6,962	6,853,137
Series 2005-59, Class ZA, 4.96%, 3/16/46(a)	11,133	11,293,081

		41,198,028

Federal Deposit Insurance Corporation Guaranteed — 0.8%
General Electric Capital Corp.:
2.00%, 9/28/12(f)	6,450	6,627,594
2.13%, 12/21/12(f)	1,805	1,862,473

		8,490,067

Interest Only Collateralized Mortgage Obligations — 4.8%
Fannie Mae:
Series 2007-17, Class SI, 6.14%, 3/25/37(a)	29,743	3,337,259
Series 2010-35, Class KS, 6.24%, 4/25/40(a)	81,471	10,230,758
Series 2010-64, Class SM, 6.24%, 6/25/40(a)	33,520	4,309,468
Freddie Mac, Series 1220, Class B,
11.58%, 2/15/22(a)	1	17,234
Ginnie Mae:
Series 2006-49, Class SA, 6.20%, 2/20/36(a)	12,593	1,183,166
Series 2009-106, Class SL, 5.84%, 4/20/36(a)	25,026	3,333,490
Series 2007-7, Class JI, 5.94%, 2/20/37(a)	21,441	2,857,917
Series 2007-23, Class ST, 5.94%, 4/20/37(a)	10,866	1,135,637
Series 2007-36, Class SG, 6.21%, 6/20/37(a)	25,510	2,893,164
Series 2008-1, Class AS, 6.24%, 1/20/38(a)	15,979	1,656,860
Series 2009-92, Class SC, 5.94%, 10/16/39(a)	30,493	3,135,982

Portfolio Abbreviations

To simplify the listings of Funds’ holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CAD	Canadian Dollar	GO	General Obligation
	CHF	Swiss Francs	LIBOR	London InterBank Offered Rate
	DIP	Debtor-in-Possession	RB	Revenue Bonds
	EUR	Euro	TBA	To Be Announced
	GBP	British Pound	USD	US Dollar
	JPY	Japanese Yen

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations (concluded)
Series 2009-110, Class CS, 6.13%, 11/16/39(a)	$38,345	$3,753,533
Series 2004-10, 0.81%, 1/16/44(a)	49,603	1,108,198
Series 2004-77, 0.51%, 9/16/44(a)	104,716	2,255,547
Series 2005-9, 0.72%, 1/16/45(a)	97,478	3,120,821
Series 2005-50, 0.91%, 6/16/45(a)	26,892	1,017,697
Series 2006-15, 0.80%, 4/16/46(a)	126,833	4,220,861
Series 2006-30, 0.77%, 5/16/46(a)	47,105	1,824,107

		51,391,699

Mortgage-Backed Securities — 300.4%
Fannie Mae Mortgage-Backed Securities:
4.00%, 6/01/25-10/01/40(g)	707,384	728,376,088
4.50%, 10/01/25-10/01/40(g)	262,500	273,275,594
5.00%, 10/01/25-10/01/40(g)	350,236	370,809,790
6.00%, 5/01/33-10/01/40(g)	1,192,402	1,281,259,120
5.50%, 3/01/35-10/01/40(g)	314,204	334,567,443
3.29%, 11/01/35(a)	15,122	15,917,677
3.50%, 10/01/40(g)	9,900	9,971,156
6.50%, 10/01/40(g)	23,500	25,622,344
Freddie Mac Mortgage-Backed Securities:
13.00%, 4/01/14(b)	—	183
4.00%, 5/01/25-10/01/25(g)	57,603	60,228,272
Ginnie Mae Mortgage-Backed Securities:
7.00%, 6/15/23-3/15/24	1	592
3.00%, 9/15/35	98	103,609
4.00%, 10/01/40(g)	16,500	17,056,875
4.50%, 10/01/40(g)	21,600	22,734,000
5.00%, 10/01/40(g)	27,300	29,065,969
5.50%, 10/01/40(g)	16,900	18,162,219
6.00%, 10/01/40(g)	32,000	34,680,000

		3,221,830,931

Total U.S. Government Sponsored Agency Securities — 312.5%		3,351,314,559

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.25%, 8/15/22	4,335	6,285,074
4.38%, 5/15/40	1,200	1,347,756
3.88%, 8/15/40	40,220	41,577,425
U.S. Treasury Notes:
0.38%, 8/31/12-9/30/12(h)	108,510	108,403,263
0.75%, 9/15/13	87,850	88,138,236
1.25%, 9/30/15(h)	127,675	127,475,572
1.88%, 8/31/17	64,810	64,754,328
2.63%, 8/15/20(f)(h)	178,984	180,661,975

Total U.S. Treasury Obligations — 57.7%		618,643,629

Total Long-Term Investments (Cost — $4,003,217,549) — 374.2%		4,013,310,041

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10	60	37,969

Exchange-Traded Put Options Purchased
1-year Euro-Dollar Futures, Strike Price USD 97.75, Expires 12/13/10	879	5,494
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 11/26/10	60	2,344

		7,838

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	$14,000	559,421
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International	26,100	2,177,454
Receive a fixed rate of 3.700% and pay a floating rate based on 3-month LIBOR, Expires 11/08/10, Broker, BNP Paribas	41,600	4,097,144
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker, Deutsche Bank AG	47,500	3,766,098
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.	4,100	287,777
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Morgan Stanley Capital Services, Inc.	13,400	1,111,431
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA	11,900	1,010,868
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA	17,000	1,482,764
Receive a fixed rate of 4.005% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Goldman Sachs Bank USA	17,500	1,944,365
Receive a fixed rate of 4.035% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Royal Bank of Scotland Plc	67,200	7,664,118
Receive a fixed rate of 4.040% and pay a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker, Royal Bank of Scotland Plc	10,000	1,143,981
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.	6,700	812,342
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.	26,900	3,629,554
Receive a fixed rate of 5.225% and pay a floating rate based on 3-month LIBOR, Expires 4/27/15, Broker, Deutsche Bank AG	5,300	723,191

		30,410,508

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	15

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)	Value
Options Purchased
Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.	$16,200	$5,958
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	14,000	462,362
Pay a fixed rate of 3.550% and receive a floating rate based on 3-month LIBOR, Expires 3/01/11, Broker, Credit Suisse International	13,800	66,943
Pay a fixed rate of 3.700% and receive a floating rate based on 3-month LIBOR, Expires 11/08/10, Broker, BNP Paribas	41,600	1,042
Pay a fixed rate of 3.790% and receive a floating rate based on 3-month LIBOR, Expires 7/02/12, Broker, Deutsche Bank AG	47,500	1,430,758
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.	4,100	214,210
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Morgan Stanley Capital Services, Inc.	13,400	387,494
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA	11,900	334,749
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA	17,000	468,640
Pay a fixed rate of 4.000% and receive a floating rate based on 3-month LIBOR, Expires 9/29/14, Broker, Royal Bank of Scotland Plc	20,000	1,194,447
Pay a fixed rate of 4.005% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Goldman Sachs Bank USA	17,500	77,896
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International	26,100	102,351
Pay a fixed rate of 4.035% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Royal Bank of Scotland Plc	67,200	256,620
Pay a fixed rate of 4.040% and receive a floating rate based on 3-month LIBOR, Expires 5/06/11, Broker, Royal Bank of Scotland Plc	10,000	38,210
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.	6,700	104,564
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.	26,900	949,250
Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR, Expires 4/27/15, Broker, Deutsche Bank AG	5,300	184,606

		6,280,100

Total Options Purchased (Cost — $29,135,879) — 3.4%		36,736,415

Total Investments Before TBA Sale Commitments and Options Written (Cost — $4,032,353,428*) — 377.6%		4,050,046,456

	Par (000)
TBA Sale Commitments(g)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/25-10/01/40	670,900	(690,650,885)
5.00%, 10/01/25-10/01/40	245,737	(258,796,217)
3.50%, 10/01/40	9,900	(9,971,156)
4.50%, 10/01/40	210,500	(219,018,906)
5.50%, 10/01/40	262,200	(278,585,019)
6.00%, 10/01/40	1,158,900	(1,244,287,287)
Freddie Mac Mortgage-Backed Securities,
4.00%, 10/01/25	50,400	(52,534,188)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/01/40	27,300	(29,065,969)
6.00%, 10/01/40	16,000	(17,360,000)

Total TBA Sale Commitments (Proceeds — $2,801,709,640) — (261.1)%		(2,800,269,627)

	Notional Amount (000)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.160% and receive a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker, Deutsche Bank AG	17,300	(64,568)
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/01/10, Broker, UBS AG	10,200	(27,732)
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/08/10, Broker, Goldman Sachs Bank USA	10,100	(32,335)
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.	18,600	(360,015)
Pay a fixed rate of 3.075% and receive a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.	8,000	(351,402)
Pay a fixed rate of 3.140% and receive a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker, UBS AG	16,000	(758,819)
Pay a fixed rate of 3.210% and receive a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker, UBS AG	9,900	(470,172)
Pay a fixed rate of 3.405% and receive a floating rate based on 3-month LIBOR, Expires 12/23/10, Broker, Morgan Stanley Capital Services, Inc.	40,000	(2,770,495)
Pay a fixed rate of 3.760% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker, JPMorgan Chase Bank, N.A.	12,500	(962,298)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	7,000	(566,805)

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)	Value
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.970% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.	$8,000	$(348,751)
Pay a fixed rate of 4.025% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, JPMorgan Chase Bank, N.A.	67,200	(7,608,843)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG	10,100	(971,445)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas	10,300	(1,190,769)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc	19,700	(2,282,793)
Pay a fixed rate of 4.065% and receive a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker, Bank of America, N.A.	16,800	(1,954,243)
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Bank of America, N.A.	13,400	(1,377,125)
Pay a fixed rate of 4.210% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA	10,800	(539,117)
Pay a fixed rate of 4.310% and receive a floating rate based on 3-month LIBOR, Expires 2/14/11, Broker, JPMorgan Chase Bank, N.A.	20,000	(2,877,373)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc	6,100	(617,222)
Pay a fixed rate of 4.325% and receive a floating rate based on 3-month LIBOR, Expires 4/15/11, Broker, Deutsche Bank AG	30,000	(4,196,778)
Pay a fixed rate of 4.490% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	13,100	(1,801,238)
Pay a fixed rate of 4.755% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.	9,200	(932,697)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	9,600	(1,149,047)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	14,800	(2,113,317)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.	17,700	(2,616,833)
Pay a fixed rate of 5.010% and receive a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker, Deutsche Bank AG	16,600	(2,554,709)

		(41,496,941)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 1.960% and pay a floating rate based on 3-month LIBOR, Expires 11/30/10, Broker, Deutsche Bank AG	16,800	(23,354)
Receive a fixed rate of 2.008% and pay a floating rate based on 3-month LIBOR, Expires 12/15/10, Broker, Bank of America, N.A.	15,200	(30,275)
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.	43,600	(10)
Receive a fixed rate of 2.315% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.	16,200	(640)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.	18,600	(221,349)
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Bank of America, N.A.	100,000	(68)
Receive a fixed rate of 3.075% and pay a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.	8,000	(249,583)
Receive a fixed rate of 3.140% and pay floating rate based on 3-month LIBOR, Expires 9/13/11, Broker, UBS AG	16,000	(462,051)
Receive a fixed rate of 3.160% and pay a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker, Deutsche Bank AG	17,300	(88,018)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/01/10, Broker, UBS AG	10,200	(19,899)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/08/10, Broker, Goldman Sachs Bank USA	10,100	(25,640)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 8/28/12, Broker, UBS AG	9,900	(520,153)
Receive a fixed rate of 3.318% and pay a floating rate based on 3-month LIBOR, Expires 10/29/10, Broker, JPMorgan Chase Bank, N.A.	13,900	(1,490)
Receive a fixed rate of 3.405% and pay a floating rate based on 3-month LIBOR, Expires 12/23/10, Broker, Morgan Stanley Capital Services, Inc.	40,000	(87,023)
Receive a fixed rate of 3.760% and pay a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker, JPMorgan Chase Bank, N.A.	12,500	(401,004)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	7,000	(214,568)
Receive a fixed rate of 3.970% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.	8,000	(279,916)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.	22,800	(622,981)
Receive a fixed rate of 4.025% and pay floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, JPMorgan Chase Bank, N.A.	67,200	(261,202)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	17

Schedule of Investments (continued)	BlackRock Government Income Portfolio
(Percentages shown are based on Net Assets)

	Notional Amount (000)	Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG	$10,100	$(235,919)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas	10,300	(40,765)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc	19,700	(76,929)
Receive a fixed rate of 4.065% and pay a floating rate based on 3-month LIBOR, Expires 5/11/11, Broker, Bank of America, N.A.	16,800	(64,252)
Receive a fixed rate of 4.150% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Bank of America, N.A.	13,400	(287,131)
Receive a fixed rate of 4.210% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA	10,800	(336,029)
Receive a fixed rate of 4.310% and pay a floating rate based on 3-month LIBOR, Expires 2/14/11, Broker, JPMorgan Chase Bank, N.A.	20,000	(12,586)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc	6,100	(204,872)
Receive a fixed rate of 4.325% and pay a floating rate based on 3-month LIBOR, Expires 4/15/11, Broker, Deutsche Bank AG	30,000	(52,660)
Receive a fixed rate of 4.463% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, Bank of America, N.A.	16,700	(459,784)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.	22,200	(609,754)
Receive a fixed rate of 4.490% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	13,100	(108,433)
Receive a fixed rate of 4.755% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.	9,200	(494,044)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	9,600	(366,658)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	14,800	(297,276)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.	17,700	(358,955)
Receive a fixed rate of 5.010% and pay a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker, Deutsche Bank AG	16,600	(278,093)

		(7,793,364)
Total Options Written (Premiums Received — $38,205,712) — (4.6)%		(49,290,305)

Total Investments Net of TBA Sale Commitments and Options Written — 111.9%		1,200,486,524
Liabilities in Excess of Other Assets — (11.9)%		(127,980,325)

Net Assets — 100.0%		$1,072,506,199

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,035,341,301

Gross unrealized appreciation	$34,030,519
Gross unrealized depreciation	(19,325,364)

Net unrealized appreciation	$14,705,155

(a)	Variable rate security. Rate shown is as of report date.

(b)	Par is less than $500.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(11,595,781)	$78,125
Barclays Bank Plc	$17,056,875	$(53,875)
BNP Paribas	$(29,899,969)	$25,258
Citibank, N.A.	$59,007,281	$44,410
Credit Suisse International	$(1,066,734,741)	$(1,415,720)
Deutsche Bank AG	$(99,810,625)	$659,160
Goldman Sachs Bank USA	$536,006,768	$1,899,088
Greenwich Capital Markets	$78,606,094	$(119,250)
JPMorgan Chase Bank, N.A.	$171,738,875	$16,821
Morgan Stanley Capital Services, Inc.	$21,254,991	$234,116
Nomura Securities International, Inc.	$(20,724,844)	$45,703
RBC Dain Rauscher, Inc.	$(464,750)	$(30,164)
UBS AG	$(1,661,813)	$(41,071)
Weeden & Co., Inc.	$282,409,961	$640,594
Wells Fargo & Co.	$20,737,375	$20,313

(h)	All or a portion of security pledged as collateral for reverse repurchase agreements.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Government Income Portfolio

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	17,148,171	(17,148,171)	—	$677	$51,452

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank Plc	0.13%	9/29/10	Open	$5,992,543	$5,992,500
Barclays Bank Plc	0.19%	9/30/10	Open	$201,218,562	201,217,500
Credit Suisse International	0.40%	9/30/10	10/01/10	$36,907,910	36,907,500

Total					$244,117,500

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
47	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$10,315,766	$2,184
1,415	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$178,356,328	(128,556)

Total					$(126,372)

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
38	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$4,592,953	$(287)
229	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$30,621,594	(326,164)
166	Ultra Treasury Bonds	Chicago Board Options	December 2010	$23,452,688	430,354
326	Euro Dollar Futures	Chicago Mercantile	December 2010	$81,206,600	(33,691)
292	Euro Dollar Futures	Chicago Mercantile	March 2011	$72,700,700	(61,418)
264	Euro Dollar Futures	Chicago Mercantile	June 2011	$65,679,900	(113,803)
286	Euro Dollar Futures	Chicago Mercantile	September 2011	$71,085,300	(255,873)
244	Euro Dollar Futures	Chicago Mercantile	December 2011	$60,573,000	(207,295)
97	Euro Dollar Futures	Chicago Mercantile	March 2012	$24,047,512	(38,594)
55	Euro Dollar Futures	Chicago Mercantile	June 2012	$13,614,562	(40,083)
49	Euro Dollar Futures	Chicago Mercantile	September 2012	$12,110,962	(40,004)
49	Euro Dollar Futures	Chicago Mercantile	December 2012	$12,089,525	(43,542)
49	Euro Dollar Futures	Chicago Mercantile	March 2013	$12,069,313	(44,479)
7	Euro Dollar Futures	Chicago Mercantile	June 2013	$1,720,863	(4,526)

Total					$(779,405)

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	May 2012	USD	19,200	$313,312
1.00%(a)	3-month LIBOR	Deutsche Bank AG	July 2012	USD	20,900	189,459
1.33%(a)	3-month LIBOR	Deutsche Bank AG	July 2013	USD	30,200	486,976
1.96%(a)	3-month LIBOR	Royal Bank of Scotland Plc	July 2015	USD	20,500	549,967
1.71%(b)	3-month LIBOR	UBS AG	August 2015	USD	40,000	(550,389)
1.64%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	USD	26,200	(250,774)
1.62%(b)	3-month LIBOR	Deutsche Bank AG	August 2015	USD	25,400	(207,876)
1.57%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	September 2015	USD	6,000	31,398

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	19

Schedule of Investments (continued)	BlackRock Government Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.71%(b)	3-month LIBOR	Citibank, N.A.	September 2015	USD	28,650	$(314,341)
1.70%(b)	3-month LIBOR	Goldman Sachs Bank USA	September 2015	USD	19,500	(209,111)
1.69%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	USD	29,600	279,756
2.79%(b)	3-month LIBOR	Deutsche Bank AG	June 2017	USD	8,200	(477,019)
2.13%(b)	3-month LIBOR	Barclays Bank Plc	August 2017	USD	5,900	(48,969)
3.16%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	USD	6,600	(442,655)
3.33%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	USD	4,400	(361,994)
3.35%(b)	3-month LIBOR	Deutsche Bank AG	June 2020	USD	6,000	(497,946)
4.80%(b)	3-month LIBOR	Citibank, N.A.	June 2020	USD	4,400	(714,570)
3.03%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	USD	4,700	(233,868)
3.08%(b)	3-month LIBOR	Deutsche Bank AG	July 2020	USD	10,100	(540,218)
2.99%(b)	3-month LIBOR	Citibank, N.A.	July 2020	USD	6,100	(272,083)
2.92%(b)	3-month LIBOR	Barclays Bank Plc	August 2020	USD	4,300	(158,699)
2.88%(a)	3-month LIBOR	Bank of America, N.A.	August 2020	USD	2,400	79,671
2.68%(a)	3-month LIBOR	Citibank, N.A.	August 2020	USD	4,200	60,216
2.57%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	3,300	14,530
2.61%(a)	3-month LIBOR	Barclays Bank Plc	August 2020	USD	15,200	113,702
2.65%(a)	3-month LIBOR	Goldman Sachs Bank USA	August 2020	USD	7,000	81,808
2.58%(a)	3-month LIBOR	Citibank, N.A.	August 2020	USD	5,500	27,050
2.61%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	USD	15,000	104,435
2.47%(a)	3-month LIBOR	Citibank, N.A.	August 2020	USD	2,500	(14,442)
2.50%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	32,700	106,929
2.46%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	2,500	(16,370)
2.56%(b)	3-month LIBOR	Credit Suisse International	September 2020	USD	8,000	(15,491)
2.53%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	6,600	(5,193)
2.63%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	33,900	(273,358)
2.57%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	USD	8,000	23,696
2.69%(a)	3-month LIBOR	Barclays Bank Plc	September 2020	USD	10,000	131,482
2.56%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	11,900	(14,015)
2.61%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	4,200	25,386
2.77%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	5,750	(113,418)
2.82%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	2,800	(67,151)
2.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	6,000	(81,302)
2.68%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	7,800	(91,019)
2.80%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	USD	3,300	(72,251)
2.74%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	6,100	(99,960)
2.69%(b)	3-month LIBOR	Citibank, N.A.	September 2020	USD	15,100	(172,800)
2.62%(b)	3-month LIBOR	Credit Suisse International	September 2020	USD	9,100	(51,104)
2.70%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	35,000	449,697

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Government Income Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	4,000	$(49,400)
2.62%(b)	3-month LIBOR	UBS AG	September 2020	USD	6,800	(37,263)
2.57%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	6,100	(7,318)
2.60%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	11,900	44,689
2.59%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	3,200	7,769
2.55%(b)	3-month LIBOR	UBS AG	September 2020	USD	4,600	4,882
2.51%(a)	3-month LIBOR	Citibank, N.A.	October 2020	USD	10,700	(55,819)
2.59%(a)	3-month LIBOR	Citibank, N.A.	October 2020	USD	10,300	—
2.58%(b)	3-month LIBOR	Citibank, N.A.	October 2020	USD	6,800	—
2.54%(b)	3-month LIBOR	Royal Bank of Scotland Plc	October 2020	USD	10,300	—
3.77%(a)	3-month LIBOR	Royal Bank of Scotland Plc	October 2024	USD	6,800	(29,053)
4.52%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	USD	4,900	1,146,170
3.50%(b)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	6,300	(215,625)
3.48%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	USD	4,000	(120,353)
3.38%(a)	3-month LIBOR	Citibank, N.A.	September 2040	USD	5,100	51,356
3.37%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2040	USD	5,100	(38,922)

Total						$(2,597,803)

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•	Total return swaps outstanding as of September 30, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Bank of America, N.A.	January 2038	USD	12,885	$(73,473)[1]
6.50%	JPMorgan Chase Bank, N.A.	January 2038	USD	19,193	(169,305)[1]
6.50%	Credit Suisse International	January 2038	USD	15,924	(145,441)[1]
6.50%	Credit Suisse International	January 2038	USD	13,808	(21,123)[1]
6.00%	Goldman Sachs Bank USA	January 2039	USD	28,305	— [2]
5.50%	Morgan Stanley Capital Services, Inc.	January 2039	USD	7,813	97,576 [3]
4.50%	Goldman Sachs Bank USA	January 2040	USD	12,552	(27,187)[4]
5.50%	Goldman Sachs Bank USA	January 2040	USD	15,682	254,993 [3]

Total					$(83,960)

1	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

2	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

3	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

4	Based on the change in the return of the Markit IOS Index referencing the interest component of the 4.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	21

Schedule of Investments (concluded)	BlackRock Government Income Portfolio

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$853,777	$419	$854,196
Non-Agency Mortgage-Backed Securities	—	42,497,151	—	42,497,151
Project Loans	—	—	506	506
U.S. Government Sponsored Agency Securities	—	3,351,314,559	—	3,351,314,559
U.S. Treasury Obligations	—	618,643,629	—	618,643,629
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(2,800,269,627)	—	(2,800,269,627)

Total	—	$1,213,039,489	$925	$1,213,040,414

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate contracts	$478,345	$41,014,944	$352,569	$41,845,858
Liabilities:
Interest rate contracts	(1,338,315)	(56,212,444)	(436,529)	(57,987,288)

Total	$(859,970)	$(15,197,500)	$(83,960)	$(16,141,430)

1	Derivative financial instruments are options purchased, options written, financial futures contracts and swaps. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2009	$419	$541	$960
Accrued discounts/premiums	—	2	2
Net realized gain (loss)	—	(1)	(1)
Net change in unrealized appreciation/depreciation[2]	130,085	—	130,085
Purchases	—	—	—
Sales	(130,085)	(36)	(130,121)
Transfers in3	—	—	—
Transfers out[3]	—	—	—

Balance, as of September 30, 2010	$419	$506	$925

2	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $130,085.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of September 30, 2009	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	$(83,960)
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$(83,960)

4	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held at September 30, 2010 was $(83,960).

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Shares		Value
Common Stocks
Airlines — 0.1%
Air Lease Corp.(a)		118,000	$2,360,000
Delta Air Lines, Inc.(a)		553	6,437

			2,366,437

Auto Components — 1.9%
Delphi Corp. - Class B		3,504	52,212,580

Building Products — 0.1%
Armstrong World Industries, Inc.(a)		331	13,740
Masonite Worldwide Holdings(a)		54,226	2,006,362
Nortek, Inc.(a)		7,104	284,160

			2,304,262

Capital Markets — 0.1%
E*TRADE Financial Corp.(a)		276,100	4,014,494
Freedom Pay, Inc.(a)		314,534	3,145

			4,017,639

Chemicals — 0.2%
LyondellBasell Industries NV - Class A(a)		57,619	1,377,094
LyondellBasell Industries NV - Class B(a)		173,174	4,130,200
Wellman Holdings, Inc.(a)		4,035	202

			5,507,496

Communications Equipment — 0.1%
Loral Space & Communications, Inc.(a)		71,419	3,728,072

Diversified Financial Services — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT(a)		1,108,793	29,937
Adelphia Recovery Trust, Series ACC-4 INT(a)		2,414,212	9,657
Adelphia Recovery Trust, Series Arahova INT(a)		242,876	53,433
Adelphia Recovery Trust, Series Frontiervision INT(a)		131,748	11,475

			104,502

Electrical Equipment — 0.0%
SunPower Corp. - Class B(a)		1,523	21,109

Health Care Equipment & Supplies — 0.1%
Beckman Coulter, Inc.		40,000	1,951,600

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.(a)		3,785	8,705

Household Durables — 0.1%
Beazer Homes USA, Inc.(a)		598,977	2,473,775

Machinery — 0.1%
Accuride Corp.(a)		685,179	753,697
Navistar International Corp.(a)		65,475	2,857,329
Reunion Industries, Inc.(a)		8,341	1,251

			3,612,277

Media — 0.3%
Charter Communications, Inc. - Class A(a)		148,343	4,821,148
HMH Holdings		541,811	2,709,055

			7,530,203

Multiline Retail — 0.0%
Lazydays RV Center, Inc.(a)		30,760	157,184

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.(a)		283,443	683,194
Ainsworth Lumber Co. Ltd.(a)(b)		321,575	775,105
Western Forest Products, Inc.(a)		83,810	25,659
Western Forest Products, Inc.(a)		301,922	92,434

			1,576,392

Pharmaceuticals — 0.0%
Curative Health Services, Inc., Escrow Stock(a)(c)		570,169	114,718

Real Estate Investment Trusts (REITs) — 0.0%
Maguire Properties, Inc.		99,324	1,056,807

Software — 0.2%
Spansion Inc. - Class A(a)		108,500	1,624,245
TiVo, Inc.(a)		274,725	2,489,009

			4,113,254

Specialty Retail — 0.1%
Dollar Thrifty Automotive Group, Inc.		80,500	4,036,270

Wireless Telecommunication Services — 0.2%
FiberTower Corp.(a)		993,774	4,213,601

Total Common Stocks — 3.7%			101,106,883

	Par (000)
Corporate Bonds
Advertising — 0.9%
Affinion Group, Inc.:
10.13%, 10/15/13	USD	7,071	7,265,452
10.13%, 10/15/13		11,260	11,541,500
Catalina Marketing Corp.,
10.50%, 10/01/15(b)(d)		4,548	4,866,360

			23,673,312

Aerospace & Defense — 1.6%
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		4,960	5,257,600
Sequa Corp.:
11.75%, 12/01/15(b)		8,990	9,484,450
13.50%, 12/01/15(b)(d)		25,625	27,546,407

			42,288,457

Airlines — 1.9%
Air Canada, 9.25%, 8/01/15(b)		10,000	10,100,000
Continental Airlines, Inc., Series 1999-1B,
6.80%, 8/02/18		1,002	964,190
Delta Air Lines, Inc., Series B,
9.75%, 12/17/16		5,321	5,693,830
Delta Air Lines, Inc., Escrow Bonds:
0.00%, 12/31/49(a)(c)(e)		4,070	71,225
0.00%, 12/31/49(a)(c)(e)		4,300	75,250
National Air Cargo Group, Inc.:
12.38%, 8/16/15		7,435	7,435,000
12.38%, 8/16/15		7,435	7,435,000
Sealed Air Corp.,
7.88%, 6/15/17(b)		6,445	6,982,378
United Air Lines, Inc.,
12.75%, 7/15/12		12,440	13,932,307

			52,689,180

Auto Components — 0.7%
Allison Transmission, Inc.:
11.00%, 11/01/15(b)		3,366	3,652,110
11.25%, 11/01/15(b)(d)		1,794	1,945,947
Delphi Corp.,
12.00%, 10/06/14		667	653,723
Lear Corp., Escrow Bonds:
8.50%, 12/01/13(a)(c)(e)		5,255	65,687
5.75%, 8/01/14(a)(c)(e)		5,495	68,687

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	23

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Auto Components (concluded)
Stanadyne Corp.:
10.00%, 8/15/14	USD	1,955	$1,847,475
12.00%, 2/15/15(f)		4,595	3,790,875
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		4,000	4,210,000
8.75%, 8/15/20		2,340	2,503,800

			18,738,304

Beverages — 0.1%
Cott Beverages USA, Inc.,
8.13%, 9/01/18(b)		2,443	2,586,526

Building Products — 1.6%
Associated Materials LLC/Associated Materials Finance, Inc.,
9.88%, 11/15/16		3,725	4,507,250
Building Materials Corp. of America:
6.88%, 8/15/18(b)		4,865	4,779,863
7.00%, 2/15/20(b)		3,490	3,577,250
Nortek, Inc.,
11.00%, 12/01/13		9,016	9,579,047
Ply Gem Industries, Inc.,
11.75%, 6/15/13		11,678	12,495,460
Ryland Group, Inc.,
6.63%, 5/01/20		7,540	7,294,950

			42,233,820

Capital Markets — 0.3%
American Capital Ltd.,
8.96%, 12/31/13		3,770	3,854,523
E*TRADE Financial Corp.:
12.49%, 8/31/19(b)(g)		589	828,281
Series A, 12.49%, 8/31/19(g)		48	67,500
Lehman Brothers Holdings, Inc.:
0.00%, 9/26/10(a)(e)(h)		5,500	1,189,375
8.50%, 8/01/15(a)(e)(h)		5,675	1,255,594

			7,195,273

Chemicals — 3.0%
American Pacific Corp.,
9.00%, 2/01/15		3,250	3,225,625
Celanese US Holdings LLC,
6.63%, 10/15/18(b)		4,750	4,856,875
CF Industries, Inc.:
6.88%, 5/01/18		5,410	5,822,513
7.13%, 5/01/20		6,545	7,158,594
Chemtura Corp.,
7.88%, 9/01/18(b)		4,575	4,780,875
CPG International I, Inc.,
10.50%, 7/01/13		2,450	2,474,500
Georgia Gulf Corp.,
9.00%, 1/15/17(b)		1,495	1,566,013
Huntsman International LLC:
6.88%, 11/15/13(b)	EUR	2,690	3,767,995
8.63%, 3/15/20	USD	2,135	2,209,725
8.63%, 3/15/21(b)		2,250	2,328,750
Ineos Finance Plc,
9.00%, 5/15/15(b)		3,960	4,133,250
MacDermid, Inc.,
9.50%, 4/15/17(b)		3,975	4,153,875
Momentive Performance Materials, Inc.,
9.75%, 12/01/14(h)		7,205	7,385,125
Nalco Co.,
8.25%, 5/15/17		4,620	5,105,100
NOVA Chemicals Corp.,
8.63%, 11/01/19		5,390	5,720,137
OXEA Finance/Cy SCA,
9.50%, 7/15/17(b)		4,925	5,306,687
PolyOne Corp.,
7.38%, 9/15/20		2,020	2,083,125
Rhodia SA,
6.88%, 9/15/20(b)		2,655	2,708,100
TPC Group LLC,
8.25%, 10/01/17(b)		3,405	3,490,125
Wellman Holdings, Inc.,
12.00%, 2/15/19(b)		2,690	2,340,300

			80,617,289

Commercial Banks — 0.5%
Glitnir Banki HF:
3.00%, 6/30/10(a)(e)(h)	EUR	3,745	1,455,033
0.00%, 7/27/10(a)(e)(h)		3,600	1,398,697
4.38%, 8/05/10(a)(e)(h)		510	198,149
0.00%, 4/20/11(a)(b)(e)(h)	USD	1,091	332,755
6.38%, 9/25/12(a)(b)(e)(h)		6,590	2,009,950
HBOS Plc:
1.05%, 3/29/16(h)	EUR	500	595,828
1.19%, 9/01/16(h)		2,935	3,485,766
1.08%, 3/21/17(h)		765	877,342
HSH Nordbank AG:
1.20%, 2/14/17(h)		500	480,633
4.38%, 2/14/17(h)		3,250	3,382,895

			14,217,048

Commercial Services & Supplies — 1.4%
Aleris International, Inc.:
9.00%, 12/15/14(a)(e)(h)	USD	2,450	6,125
10.00%, 12/15/16(a)(e)(h)		5,755	2,590
DynCorp International, Inc.,
10.38%, 7/01/17(b)		2,380	2,368,100
Harland Clarke Holdings Corp.:
6.00%, 5/15/15(h)		1,120	940,800
9.50%, 5/15/15		1,360	1,288,600
Interactive Data Corp.,
10.25%, 8/01/18(b)		9,225	9,870,750
Mobile Mini, Inc.,
9.75%, 8/01/14		2,750	2,873,750
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,
8.88%, 3/15/18(b)		14,590	15,611,300
Reddy Ice Corp.,
11.25%, 3/15/15		4,080	4,171,800

			37,133,815

Construction Materials — 0.1%
ESCO Corp.:
4.17%, 12/15/13(b)(h)		1,110	1,015,650
8.63%, 12/15/13(b)		2,900	2,972,500

			3,988,150

Consumer Finance — 0.3%
Credit Acceptance Corp.,
9.13%, 2/01/17(b)		8,015	8,415,750

Containers & Packaging — 2.9%
Ball Corp.:
7.38%, 9/01/19		1,235	1,343,063
6.75%, 9/15/20		4,200	4,452,000
Berry Plastics Corp.:
8.88%, 9/15/14		13,310	12,943,975
8.88%, 9/15/14		7,480	7,236,900
8.25%, 11/15/15		3,585	3,692,550
Crown Americas LLC/Crown Americas Capital Corp. II,
7.63%, 5/15/17		4,450	4,806,000
Crown European Holdings SA,
7.13%, 8/15/18		3,145	4,501,799
Graham Packaging Co. LP/GPC Capital Corp. I,
8.25%, 10/01/18(b)		2,435	2,474,569
Graphic Packaging International, Inc.:
9.50%, 6/15/17		8,050	8,573,250
7.88%, 10/01/18		3,850	3,955,875
Greif, Inc.,
7.75%, 8/01/19		2,410	2,605,813
Impress Holdings BV,
3.65%, 9/15/13(b)(h)		4,565	4,542,175
Owens-Brockway Glass Container, Inc.:
6.75%, 12/01/14	EUR	1,595	2,228,747
7.38%, 5/15/16	USD	4,725	5,085,281
Pregis Corp.,
12.38%, 10/15/13		7,295	7,331,475
Rock-Tenn Co.,
9.25%, 3/15/16		1,810	1,986,475

			77,759,947

Diversified Financial Services — 11.4%
AES Ironwood LLC,
8.86%, 11/30/25		3,269	3,358,652

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Financial Services (continued)
AES Red Oak LLC:
Series A, 8.54%, 11/30/19	USD	2,265	$2,327,196
Series B, 9.20%, 11/30/29		2,085	2,090,213
Ally Financial, Inc.:
5.38%, 6/06/11	EUR	2,397	3,284,054
7.50%, 12/31/13	USD	200	212,500
2.50%, 12/01/14(h)		8,615	7,702,301
8.30%, 2/12/15(b)		11,350	12,371,500
8.00%, 3/15/20(b)		20,662	22,573,235
7.50%, 9/15/20(b)		16,950	18,051,750
BMS Holdings, Inc.,
8.59%, 2/15/12(b)(d)		2,788	55,754
CIT Group Funding Co. of Delaware LLC:
10.25%, 5/01/13(i)		—	1
10.25%, 5/01/15		133	137,310
10.25%, 5/01/17(i)		—	1
CIT Group, Inc.:
7.00%, 5/01/13		4	4,004
7.00%, 5/01/16		27,541	27,127,961
7.00%, 5/01/17(j)		57,164	55,948,783
Duloxetine Royalty,
13.00%, 10/15/13		300	291,000
Eagle-Picher, Inc., Escrow Bonds,
9.75%, 9/01/13(a)(c)(e)(k)		3,285	—
FCE Bank Plc:
7.13%, 1/15/13	EUR	950	1,346,893
9.38%, 1/17/14		1,350	2,047,434
Ford Motor Credit Co. LLC:
8.00%, 12/15/16	USD	1,950	2,204,223
6.63%, 8/15/17		9,400	10,015,098
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
9.75%, 11/15/14		7,230	7,519,200
8.88%, 2/01/18		5,740	5,625,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
8.00%, 1/15/18		33,930	34,099,650
iPayment Investors LP,
11.63%, 7/15/14(b)(d)		5,393	4,665,108
KKR Group Finance Co.,
6.38%, 9/29/20(b)		6,545	6,684,382
Leucadia National Corp.:
8.13%, 9/15/15		7,575	8,143,125
7.13%, 3/15/17		2,430	2,436,075
Marsico Parent Co. LLC,
10.63%, 1/15/16(b)		5,633	2,140,540
Marsico Parent Holdco LLC,
12.50%, 7/15/16(b)(d)		2,481	279,110
Marsico Parent Superholdco LLC,
14.50%, 1/15/18(b)(d)		1,631	150,898
MU Finance Plc,
8.75%, 2/01/17	GBP	2,129	3,227,378
Pinafore LLC/Pinafore, Inc.,
9.00%, 10/01/18(b)	USD	5,040	5,292,000
QHP Royalty Sub LLC,
10.25%, 3/15/15(b)		4,966	5,076,493
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.75%, 10/15/16(b)		8,180	8,323,150
7.75%, 10/15/16(b)	EUR	3,550	4,912,138
7.75%, 10/15/16		2,140	2,961,120
8.00%, 12/15/16		6,072	7,781,007
8.50%, 5/15/18(b)	USD	5,505	5,381,137
Smurfit Kappa Acquisitions:
7.25%, 11/15/17(b)	EUR	2,892	4,100,226
7.75%, 11/15/19(b)		3,979	5,668,478
Southern Star Central Corp.,
6.75%, 3/01/16(b)	USD	2,925	2,954,250
UPCB Finance Ltd.,
7.63%, 1/15/20	EUR	2,680	3,813,357
Ziggo Bonds Co. BV,
8.00%, 5/15/18(b)	USD	3,771	5,410,717

			307,794,602

Diversified Telecommunication Services — 5.5%
Asia Global Crossing Ltd.,
13.38%, 10/15/10(a)(e)		1,627	2,034
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12		7,135	6,992,300
Clearwire Communications LLC/Clearwire Finance, Inc.,
12.00%, 12/01/15(b)		1,470	1,583,925
Digicel Group Ltd.:
8.88%, 1/15/15(b)		8,155	8,318,100
9.13%, 1/15/15(b)(d)		5,321	5,434,071
10.50%, 4/15/18(b)		4,600	5,048,500
Digicel Ltd.,
8.25%, 9/01/17(b)		6,910	7,255,500
Frontier Communications Corp.:
7.88%, 4/15/15		2,580	2,786,400
8.25%, 4/15/17		1,927	2,107,656
8.50%, 4/15/20		2,775	3,062,906
GeoEye, Inc.,
9.63%, 10/01/15		1,510	1,647,788
Intelsat Corp.,
9.25%, 6/15/16		5,930	6,322,863
Intelsat Jackson Holdings SA,
7.25%, 10/15/20(b)		6,445	6,477,225
Intelsat Subsidiary Holding Co. SA,
8.88%, 1/15/15(b)		2,260	2,327,800
ITC Deltacom, Inc.,
10.50%, 4/01/16		5,870	5,965,387
Nordic Telephone Co. Holdings ApS,
8.88%, 5/01/16(b)		1,430	1,519,375
Orascom Telecom Finance SCA,
7.88%, 2/08/14(b)		1,440	1,393,200
ProtoStar I Ltd.,
18.00%, 10/15/12(a)(b)(e)		10,499	9,973,611
Qwest Communications International, Inc.:
7.50%, 2/15/14		3,296	3,361,920
Series B, 7.50%, 2/15/14		6,461	6,590,220
8.00%, 10/01/15		5,380	5,823,850
Qwest Corp.,
7.50%, 6/15/23		709	712,545
Sprint Capital Corp.,
6.88%, 11/15/28		19,160	17,531,400
TW Telecom Holdings, Inc.,
8.00%, 3/01/18		3,920	4,106,200
West Corp.:
9.50%, 10/15/14		3,615	3,782,194
11.00%, 10/15/16		7,810	8,298,125
8.63%, 10/01/18(b)		4,740	4,834,800
Wind Acquisition Finance SA,
12.00%, 12/01/15(b)		7,890	8,353,537
Windstream Corp.,
7.88%, 11/01/17		8,235	8,584,987

			150,198,419

Electric Utilities — 1.8%
Elwood Energy LLC,
8.16%, 7/05/26		3,790	3,562,945
Energy Future Holdings Corp.,
10.00%, 1/15/20(b)		31,620	31,391,071
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
10.00%, 12/01/20		1,931	1,916,353
FPL Energy National Wind Portfolio LLC,
6.13%, 3/25/19(b)		373	356,311
Ipalco Enterprises, Inc.:
8.63%, 11/14/11		1,960	2,065,350
7.25%, 4/01/16(b)		2,410	2,590,750
Mirant America Corp., Escrow Bonds,
0.00%, 7/15/49(a)(b)(c)(e)(k)		3,270	—
Mirant Americas Generation LLC, Escrow Bonds,
0.00%, 12/31/49(a)(c)(e)		1,215	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	25

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Electric Utilities (concluded)
North American Energy Alliance LLC/North American Energy Alliance Finance Corp.,
10.88%, 6/01/16(b)	USD	5,145	$5,620,913
Southern Energy, Inc., Escrow Bonds,
0.00%, 12/31/49(a)(b)(c)(e)		1,880	—

			47,503,693

Energy Equipment & Services — 0.7%
Cie Generale de Geophysique-Veritas:
9.50%, 5/15/16		2,095	2,262,600
7.75%, 5/15/17		5,490	5,613,525
Global Geophysical Services, Inc.,
10.50%, 5/01/17(b)		2,900	2,950,750
Infinis Plc,
9.13%, 12/15/14(b)	GBP	2,510	4,140,091
Pride International, Inc.,
6.88%, 8/15/20	USD	3,760	4,093,700

			19,060,666

Food Products — 0.3%
AmeriQual Group LLC and AmeriQual Finance Corp.,
9.50%, 4/01/12(b)		625	612,500
B&G Foods, Inc.,
7.63%, 1/15/18		2,370	2,467,763
Smithfield Foods, Inc.,
10.00%, 7/15/14(b)		3,262	3,751,300
TreeHouse Foods, Inc.,
7.75%, 3/01/18		1,000	1,075,000

			7,906,563

Health Care Equipment & Supplies — 1.2%
DJO Finance LLC/DJO Finance Corp.,
10.88%, 11/15/14		17,435	18,960,563
Hologic, Inc.,
2.00%, 12/15/37(l)		14,015	12,963,875

			31,924,438

Health Care Providers & Services — 3.7%
American Renal Holdings,
8.38%, 5/15/18(b)		2,585	2,662,550
Gentiva Health Services, Inc.,
11.50%, 9/01/18(b)		6,480	6,917,400
HCA, Inc.:
8.50%, 4/15/19		13,675	15,247,625
7.88%, 2/15/20		15,765	17,242,969
7.25%, 9/15/20		17,460	18,682,200
Tenet Healthcare Corp.:
9.00%, 5/01/15		13,859	15,071,663
10.00%, 5/01/18		12,724	14,537,170
8.88%, 7/01/19		8,765	9,674,369

			100,035,946

Health Care Technology — 0.7%
IMS Health, Inc.,
12.50%, 3/01/18(b)		17,145	19,973,925

Hotels, Restaurants & Leisure — 2.1%
Buffets Restaurants Holdings, Inc., Escrow Bonds,
0.00%, 12/31/49(a)(c)(e)		1,980	—
Diamond Resorts Corp.,
12.00%, 8/15/18(b)		11,450	11,249,625
Enterprise Inns Plc,
6.50%, 12/06/18	GBP	3,777	5,023,115
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15(a)(b)(e)	USD	2,115	317
Harrah’s Operating Co., Inc.,
10.00%, 12/15/18		9,670	7,723,913
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14(a)(b)(e)		1,075	360,125
Marina District Finance Co., Inc.,
9.88%, 8/15/18(b)		3,230	3,116,950
MGM Resorts International:
13.00%, 11/15/13		2,410	2,831,750
10.38%, 5/15/14		7,000	7,787,500
Regal Entertainment Group,
9.13%, 8/15/18		3,070	3,219,663
Scientific Games International, Inc.:
8.13%, 9/15/18(b)		1,735	1,769,700
9.25%, 6/15/19		185	196,563
Travelport LLC:
9.88%, 9/01/14		1,924	1,979,315
11.88%, 9/01/16		1,000	1,070,000
Travelport LLC/Travelport, Inc.,
9.00%, 3/01/16(b)		1,240	1,233,800
Virgin River Casino Corp.,
9.00%, 1/15/12(a)(e)		14,355	6,459,750
Waterford Gaming LLC,
8.63%, 9/15/14(b)		3,414	2,164,476

			56,186,562

Household Durables — 2.6%
Beazer Homes USA, Inc.:
8.13%, 6/15/16		2,910	2,684,475
12.00%, 10/15/17		13,050	15,007,500
9.13%, 6/15/18		16,400	15,354,500
Jarden Corp., Senior Subordinated Notes,
7.50%, 5/01/17		5,000	5,175,000
K. Hovnanian Enterprises, Inc.,
10.63%, 10/15/16		10,000	10,012,500
Pulte Group, Inc.,
6.38%, 5/15/33		660	528,000
Standard Pacific Corp.:
9.25%, 4/15/12		1,253	1,265,530
6.25%, 4/01/14		4,965	4,785,019
7.00%, 8/15/15		3,255	3,116,663
10.75%, 9/15/16		8,045	8,769,050
8.38%, 5/15/18		4,615	4,615,000

			71,313,237

Independent Power Producers & Energy Traders — 1.2%
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
8.00%, 6/01/16(b)		12,905	13,808,350
NRG Energy, Inc.:
7.25%, 2/01/14		6,805	6,983,631
7.38%, 2/01/16		1,670	1,718,013
7.38%, 1/15/17		2,140	2,193,500
8.50%, 6/15/19		8,400	8,851,500

			33,554,994

Industrial Conglomerates — 0.2%
Icahn Enterprises LP,
4.00%, 8/15/13(b)(h)		2,155	1,982,600
Koppers, Inc.,
7.88%, 12/01/19		3,950	4,117,875

			6,100,475

Insurance — 0.7%
American General Institutional Capital A,
7.57%, 12/01/45(b)		6,275	5,898,500
Americo Life, Inc.,
7.88%, 5/01/13(b)		6,000	6,709,668
ING Verzekeringen NV,
6.38%, 5/07/27(h)	EUR	4,000	5,071,298
USI Holdings Corp.,
4.25%, 11/15/14(b)(h)	USD	1,760	1,498,200

			19,177,666

Leisure Equipment & Products — 0.1%
Brunswick Corp.,
11.25%, 11/01/16(b)		2,628	3,028,770

Machinery — 1.8%
Accuride Corp.,
7.50%, 2/26/20(d)		72	174,206
Navistar International Corp.:
3.00%, 10/15/14		17,270	19,407,163
8.25%, 11/01/21		7,000	7,472,500
See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Machinery (concluded)
Oshkosh Corp.,
8.25%, 3/01/17	USD	8,055	$8,659,125
Synventive Molding Solutions,
14.00%, 7/14/11		500	40,000
Titan International, Inc.:
8.00%, 1/15/12		5,370	5,772,750
5.63%, 1/15/17(b)		2,180	3,215,500
7.88%, 10/01/17(b)		4,000	4,040,000

			48,781,244

Marine — 0.7%
Horizon Lines, Inc.,
4.25%, 8/15/12		19,748	17,970,680

Media — 6.9%
Adelphia Communications Corp., Escrow Bonds:
0.00%, 12/31/49(a)(c)(e)		325	4,488
6.00%, 12/31/49(a)(c)(e)		1,925	—
10.50%, 12/31/49(a)(c)(e)		800	11,048
CCH II LLC/CCH II Capital Corp.,
13.50%, 11/30/16		7,177	8,522,348
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.88%, 4/30/18(b)		4,370	4,533,875
8.13%, 4/30/20(b)		4,870	5,162,200
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15(b)		10,650	10,583,437
Central European Media Enterprises Ltd.,
11.63%, 9/15/16(b)	EUR	5,093	6,873,613
Century Communications, Escrow Bonds,
0.00%, 12/31/49(a)(c)(e)	USD	625	6,250
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		8,073	8,557,380
9.25%, 12/15/17		36,661	39,135,617
CMP Susquehanna Radio Holdings Corp.,
3.26%, 5/15/14(h)		320	6,400
DISH DBS Corp.,
7.00%, 10/01/13		1,845	1,958,006
Gannett Co., Inc.,
9.38%, 11/15/17(b)		500	546,250
Gray Television, Inc.,
10.50%, 6/29/15		8,675	8,664,156
Liberty Global, Inc.,
4.50%, 11/15/16(b)		4,180	5,622,100
Liberty Media LLC,
3.13%, 3/30/23		1,400	1,541,750
Live Nation Entertainment, Inc.,
8.13%, 5/15/18(b)		8,935	9,024,350
The McClatchy Co.,
11.50%, 2/15/17		4,420	4,701,775
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		600	681,000
10.00%, 8/01/14		10,590	11,132,737
10.84%, 8/01/16(m)		620	620,775
7.75%, 10/15/18(b)		10,590	10,512,375
ProQuest LLC/ProQuest Notes Co.,
9.00%, 10/15/18(b)		4,830	4,902,450
Rainbow National Services LLC:
8.75%, 9/01/12(b)		2,300	2,308,625
10.38%, 9/01/14(b)		7,843	8,156,720
Sinclair Television Group, Inc.,
9.25%, 11/01/17(b)		3,100	3,324,750
Unitymedia GmbH:
9.63%, 12/01/19	EUR	1,475	2,171,661
9.63%, 12/01/19		5,475	8,060,910
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
8.13%, 12/01/17(b)	USD	7,050	7,332,000
8.13%, 12/01/17		1,458	2,084,518
8.13%, 12/01/17	EUR	3,169	4,530,753
UPC Holding BV,
9.88%, 4/15/18(b)	USD	4,800	5,112,000

			186,386,317

Metals & Mining — 2.5%
AK Steel Corp.,
7.63%, 5/15/20		310	313,875
California Steel Industries, Inc.,
6.13%, 3/15/14		1,990	1,965,125
Drummond Co., Inc.:
9.00%, 10/15/14(b)		7,325	7,737,031
7.38%, 2/15/16		5,125	5,221,094
FMG Resources Property Ltd.:
10.00%, 9/01/13(b)		2,560	2,828,800
10.63%, 9/01/16(b)		7,205	8,871,156
Goldcorp, Inc.,
2.00%, 8/01/14(j)		4,565	5,552,181
Murray Energy Corp.,
10.25%, 10/15/15(b)		3,395	3,522,313
New World Resources NV:
7.38%, 5/15/15	EUR	1,794	2,433,446
7.88%, 5/01/18		1,180	1,668,961
7.88%, 5/01/18		1,952	2,760,858
Novelis, Inc.,
11.50%, 2/15/15	USD	6,505	7,431,963
RathGibson, Inc.,
11.25%, 2/15/14(a)(e)		907	9,862
Ryerson, Inc.:
7.84%, 11/01/14(h)		1,930	1,797,313
12.00%, 11/01/15		610	628,300
Steel Dynamics, Inc.,
7.38%, 11/01/12		3,115	3,329,156
United States Steel Corp.,
7.38%, 4/01/20		4,085	4,258,613
Vedanta Resources Plc,
9.50%, 7/18/18(b)		7,830	8,456,400

			68,786,447

Multiline Retail — 1.4%
Dollar General Corp.,
11.88%, 7/15/17(d)		24,428	28,458,620
Rite Aid Corp.,
8.00%, 8/15/20(b)		10,320	10,474,800

			38,933,420

Multi-Utilities — 0.1%
CMS Energy Corp.,
8.75%, 6/15/19		3,020	3,605,940

Oil, Gas & Consumable Fuels — 10.1%
Arch Coal, Inc.,
7.25%, 10/01/20		7,775	8,212,344
Arch Western Finance LLC,
6.75%, 7/01/13		2,444	2,471,495
Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.:
12.13%, 8/01/17		4,375	5,058,594
10.75%, 2/01/18		1,335	1,478,513
Bill Barrett Corp.,
9.88%, 7/15/16		410	447,925
Chesapeake Energy Corp.:
6.50%, 8/15/17		4,670	4,845,125
6.63%, 8/15/20		22,620	23,637,900
6.88%, 11/15/20		300	318,000
2.25%, 12/15/38		5,100	3,920,625
Cimarex Energy Co.,
7.13%, 5/01/17		3,115	3,270,750
Coffeyville Resources LLC/Coffeyville Finance, Inc.,
9.00%, 4/01/15(b)		2,735	2,885,425
Connacher Oil and Gas Ltd.:
11.75%, 7/15/14(b)		1,685	1,836,650
10.25%, 12/15/15(b)		6,850	6,952,750
CONSOL Energy, Inc.:
8.00%, 4/01/17(b)		500	541,250
8.25%, 4/01/20(b)		20,130	21,992,025
Continental Resources, Inc.,
7.13%, 4/01/21(b)		3,550	3,692,000
Crosstex Energy LP/Crosstex Energy Finance Corp.,
8.88%, 2/15/18		3,245	3,399,137
Denbury Resources, Inc.:
7.50%, 12/15/15		4,150	4,305,625
9.75%, 3/01/16		3,385	3,799,663
8.25%, 2/15/20		6,391	6,974,179

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	27

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
El Paso Corp.,
8.25%, 2/15/16	USD	5,000	$5,562,500
Encore Acquisition Co.,
9.50%, 5/01/16		275	306,969
Energy Transfer Equity LP,
7.50%, 10/15/20		6,580	6,925,450
EXCO Resources, Inc.,
7.50%, 9/15/18		5,390	5,356,313
Expro Finance Luxembourg SCA,
8.50%, 12/15/16(b)		14,305	13,625,513
Forest Oil Corp.,
8.50%, 2/15/14		4,770	5,211,225
Foundation Pennsylvania Coal Co. LLC,
7.25%, 8/01/14		3,225	3,301,594
FrontierVision Holdings LP, Escrow Bonds,
0.00%, 12/31/49(a)(c)(e)		500	—
Harvest Operations Corp.,
6.88%, 10/01/17(b)		1,085	1,109,413
Hilcorp Energy I LP/Hilcorp Finance Co.,
8.00%, 2/15/20(b)		6,650	6,832,875
Linn Energy LLC/Linn Energy Finance Corp.:
8.63%, 4/15/20(b)		12,000	12,720,000
7.75%, 2/01/21(b)		5,735	5,785,181
Massey Energy Co.,
6.88%, 12/15/13		1,845	1,891,125
OPTI Canada, Inc.:
9.00%, 12/15/12(b)		20,580	20,837,250
9.75%, 8/15/13(b)		8,700	8,830,500
Overseas Shipholding Group, Inc.,
8.75%, 12/01/13		3,980	4,218,800
Patriot Coal Corp.,
8.25%, 4/30/18		3,870	3,870,000
Peabody Energy Corp.,
6.50%, 9/15/20		7,780	8,373,225
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
8.25%, 4/15/18		4,965	5,144,981
Petrohawk Energy Corp.:
10.50%, 8/01/14		4,855	5,498,287
7.88%, 6/01/15		4,780	5,007,050
7.25%, 8/15/18(b)		4,500	4,590,000
Range Resources Corp.:
8.00%, 5/15/19		4,100	4,479,250
6.75%, 8/01/20		2,630	2,735,200
Swift Energy Co.,
7.13%, 6/01/17		2,375	2,351,250
Teekay Corp.,
8.50%, 1/15/20		6,040	6,576,050
Thermon Industries, Inc.,
9.50%, 5/01/17(b)		5,285	5,522,825
Trafigura Beheer BV,
6.38%, 4/08/15	EUR	2,225	2,820,940
Whiting Petroleum Corp.,
6.50%, 10/01/18	USD	4,905	5,015,363

			274,539,104

Paper & Forest Products — 2.6%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15(b)(d)		2,597	2,220,726
Ardagh Packaging Finance Plc,
7.38%, 10/15/17(b)	EUR	2,970	4,048,859
Boise Cascade LLC,
7.13%, 10/15/14	USD	2,679	2,571,840
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
8.00%, 4/01/20		2,640	2,732,400
Boise Paper Holdings LLC/Boise Finance Co.,
9.00%, 11/01/17		2,840	3,045,900
Cascades, Inc.,
7.75%, 12/15/17	CAD	4,885	5,092,613
Catalyst Paper Corp.,
7.38%, 3/01/14	USD	2,275	938,437
Clearwater Paper Corp.,
10.63%, 6/15/16		3,750	4,218,750
Georgia-Pacific LLC,
8.25%, 5/01/16(b)		12,675	14,085,094
NewPage Corp.,
11.38%, 12/31/14		23,663	21,415,015
PH Glatfelter Co.,
7.13%, 5/01/16		1,930	1,971,013
Verso Paper Holdings LLC/Verso Paper, Inc.:
11.50%, 7/01/14		7,065	7,736,175
Series B, 4.22%, 8/01/14(h)		565	502,850

			70,579,672

Pharmaceuticals — 1.8%
Angiotech Pharmaceuticals, Inc.,
4.05%, 12/01/13(h)		9,005	7,721,787
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16		10,300	10,506,000
InVentiv Health, Inc.,
10.00%, 8/15/18(b)		6,595	6,553,781
Novasep Holding SAS,
9.63%, 12/15/16	EUR	5,837	6,166,910
Omnicare, Inc.:
6.13%, 6/01/13	USD	925	923,844
7.75%, 6/01/20		8,785	8,982,663
Valeant Pharmaceuticals International:
6.75%, 10/01/17(b)		3,670	3,743,400
7.00%, 10/01/20(b)		4,665	4,769,962

			49,368,347

Professional Services — 0.4%
FTI Consulting, Inc.:
7.75%, 10/01/16		2,905	3,021,200
6.75%, 10/01/20(b)		6,535	6,584,012

			9,605,212

Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors, Inc.,
6.75%, 10/15/22(b)	EUR	5,425	5,374,141

Real Estate Management & Development — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
15.13%, 6/30/15(b)(m)	USD	2,878	1,439,100
Tropicana Entertainment LLC/Tropicana Finance Corp.,
9.63%, 12/15/14(a)(e)		685	1,439

			1,440,539

Road & Rail — 0.5%
Inaer Aviation Finance Ltd.,
9.50%, 8/01/17(b)	EUR	4,500	6,119,298
Syncreon Global Ireland Ltd./Syncreon Global Finance US, Inc.,
9.50%, 5/01/18(b)	USD	7,630	7,486,937

			13,606,235

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc.,
7.75%, 8/01/20(b)		2,500	2,581,250
Linear Technology Corp.,
3.00%, 5/01/27		1,280	1,299,200

			3,880,450

Specialty Retail — 1.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
9.63%, 3/15/18		4,660	4,927,950
DFS Furniture Holdings Plc,
9.75%, 7/15/17(b)	GBP	1,876	2,755,442
Group 1 Automotive, Inc.,
2.25%, 6/15/36(f)(h)	USD	3,320	2,676,750
The Hertz Corp.,
7.50%, 10/15/18(b)		10,275	10,275,000
Hertz Holdings Netherlands BV,
8.50%, 7/31/15(b)	EUR	6,400	9,161,055
Penske Automotive Group, Inc.,
7.75%, 12/15/16	USD	5,075	4,954,469
RSC Equipment Rental, Inc./RSC Holdings III LLC,
10.00%, 7/15/17(b)		6,200	6,897,500
Sonic Automotive, Inc.,
9.00%, 3/15/18		3,360	3,486,000
Toys R US - Delaware, Inc.,
7.38%, 9/01/16(b)		4,000	4,070,000

			49,204,166

Tobacco — 0.4%
Vector Group Ltd.,
11.00%, 8/15/15		9,450	9,721,687

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Trading Companies & Distributors — 0.1%
Russel Metals, Inc.,
6.38%, 3/01/14	USD	1,625	$1,604,687

Wireless Telecommunication Services — 3.1%
Cricket Communications, Inc.:
10.00%, 7/15/15		11,905	12,857,400
7.75%, 5/15/16		11,690	12,406,013
FiberTower Corp.:
9.00%, 1/01/16(b)		2,745	2,417,462
9.00%, 1/01/16		1,060	933,433
iPCS, Inc.,
2.59%, 5/01/13(h)		12,130	11,523,500
MetroPCS Wireless, Inc.:
9.25%, 11/01/14		16,681	17,473,347
9.25%, 11/01/14		5,380	5,635,550
7.88%, 9/01/18		5,590	5,757,700
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		7,740	7,788,375
Series C, 5.95%, 3/15/14		2,410	2,397,950
Series D, 7.38%, 8/01/15		2,710	2,723,550
SBA Telecommunications, Inc.,
8.00%, 8/15/16		3,090	3,321,750

			85,236,030

Total Corporate Bonds — 82.1%			2,223,921,145

Floating Rate Loan Interests(h)
Airlines — 0.2%
AWAS Finance Luxembourg S.à r.l., Loan,
7.75%, 5/27/16		5,400	5,454,000
Northwest Airlines Corp., Trade Claim Participation,
0.00%, 12/31/49		8,100	10,125

			5,464,125

Auto Components — 0.4%
Allison Transmission, Inc., Term Loan,
3.05%, 8/07/14		4,120	3,862,108
Delphi Holdings LLP:
Tranche A-1, 6.00%, 10/06/14		171	161,438
Tranche A-2, 6.00%, 10/06/14		399	376,688
Tranche B-1A, 6.00%, 10/06/14		1,730	1,635,134
Tranche B-2A, 6.00%, 10/06/14		4,037	3,815,312

			9,850,680

Automobiles — 0.5%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.01%, 12/15/13		12,396	12,146,185
Tranche B-2 Term Loan, 3.01%, 12/15/13		1,127	1,098,977

			13,245,162

Commercial Services & Supplies — 0.4%
Visant Corp. (fka Jostens), Tranche B Term Loan,
5.25%, 12/20/16		10,400	10,457,200

Diversified Financial Services — 1.4%
Affinion Group Holdings, Inc., Loan,
0.00%, 3/01/12		8,990	8,900,219
AGFS Funding Co., Loan,
7.25%, 4/21/15		19,250	19,322,188
BLB Worldwide Holdings, Inc. (Wembley, Inc.), Second Priority Term Loan,
0.43%, 8/31/12		500	6,250
iStar Financials, Term Loan (2011 Second Priority),
1.50%, 6/28/11		2,300	2,140,150
Marsico Parent Co., LLC, Term Loan,
5.56%, 11/14/14		1,133	849,991
Wind Finance SL SA:
Dollar Facility (Second Lien), 7.72%, 11/26/14		2,250	2,243,437
Euro Facility (Second Lien), 7.87%, 11/26/14	EUR	4,120	5,629,970

			39,092,205

Diversified Telecommunication Services — 0.3%
Hawaiian Telcom Communications, Inc., Tranche Term Loan C,
4.75%, 5/30/14	USD	4,983	3,488,399
Protostar Ltd., DIP Term Loan,
0.00%, 4/30/11(d)		2,034	2,034,116
Wind Telecomunicazioni SpA, A1 Term Loan Facility,
2.87%, 5/25/12	EUR	2,121	2,794,518

			8,317,033

Food & Staples Retailing — 0.3%
Centerplate, Inc., Term Loan B,
8.50%, 8/24/16	USD	9,600	9,415,968

Food Products — 0.3%
AdvancePierre Foods, Term Loan (Second Lien),
0.00%, 9/29/17		8,500	8,330,000

Health Care Providers & Services — 0.4%
Harden Healthcare LLC:
Tranche A additional Term Loan, 7.75%, 3/02/15		5,948	5,828,550
Tranche A Term Loan, 8.50%, 3/02/15		2,802	2,745,760
HCA, Inc., Tranche A-1 Term Loan,
1.80%, 11/16/12		3,104	2,994,936

			11,569,246

Hotels, Restaurants & Leisure — 0.7%
Travelport LLC (F/K/A Travelport, Inc.), Loan,
8.37%, 3/27/12(d)		19,165	17,823,237

Independent Power Producers & Energy Traders — 0.1%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility Term Loan, 4.01%, 4/02/13		1,296	1,279,464
Tranche Term Loan B, 4.01%, 4/02/13		13	12,833

			1,292,297

Media — 0.7%
HIT Entertainment, Inc., Term Loan (Second Lien),
5.94%, 2/26/13		1,500	993,750
HMH Publishing Co. Ltd. (aka Education Media), Tranche A Term Loan,
5.76%, 6/12/14		5,385	4,951,448
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		12,180	12,933,638

			18,878,836

Multiline Retail — 0.3%
Hema Holding BV, Facility (Mezzanine),
5.00%, 7/05/17	EUR	5,572	7,349,740

Multi-Utilities — 0.6%
Mach Gen LLC, Synthetic L/C Loan (First Lien),
0.00%, 2/22/13	USD	460	425,983
New Development Holdings LLC, Term Loan,
7.00%, 5/26/17		7,182	7,282,045

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	29

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Floating Rate Loan Interests
Multi-Utilities (concluded)
Texas Competitive Electric Holdings Co. LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79%, 10/10/14	USD	1,272	$987,023
Initial Tranche B-3 Term Loan, 3.79%, 10/10/14		9,408	7,275,453

			15,970,504

Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd., Term Loan,
5.31%, 6/26/14		4,000	3,770,000
Verso Paper Finance Holdings LLC, Loan,
6.69%, 2/01/13		12,363	9,272,528

			13,042,528

Pharmaceuticals — 0.3%
Inventiv Health, Inc. (fka Ventive Health, Inc.), Term B Loan,
6.50%, 7/31/16		7,182	7,182,000

Professional Services — 0.3%
Turbo Beta Ltd., Dollar Facility,
12.00%, 3/15/18		13,719	8,917,206

Real Estate Management & Development — 0.6%
Realogy Corp.:
Initial Term B Loan, 3.26%, 10/10/13		6,191	5,492,160
Second Lien Term Facility, 13.50%, 10/15/17		9,400	9,964,000
Synthetic Letter of Credit, 3.15%, 10/10/13		911	807,781

			16,263,941

Software — 0.4%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		1,467	1,291,110
Initial Tranche B-2 Term Loan, 0.00%, 9/24/14		3,660	3,219,980
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		7,139	6,279,405

			10,790,495

Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B,
3.23%, 5/29/14		1,337	1,157,396
The Neiman Marcus Group, Inc., Term Loan,
2.29%, 4/06/13		85	82,029

			1,239,425

Textiles, Apparel & Luxury Goods — 0.1%
EB Sports Corp., Loan,
11.50%, 5/01/12		3,398	3,313,270

Wireless Telecommunication Services — 0.9%
Vodafone Americas Finance 2, Inc., Initial Loan,
6.88%, 8/11/15		24,250	24,250,000

Total Floating Rate Loan Interests — 9.7%			262,055,098

	Beneficial Interest (000)
Other Interests(n)
Diversified Financial Services — 0.0%
RathGibson Acquisition Co. LLC(o)	USD	74	390,816

Household Durables — 0.1%
Stanley Martin Homes - Class B(o)		5	2,092,370

Total Other Interests — 0.1%			2,483,186

	Shares
Preferred Securities
Preferred Stocks
Auto Components — 0.1%
Dana Holding Corp., 4.00%(b)		32,800	3,579,300

Computer Software & Services — 0.0%
PTV, Inc. - Series A, 10.00%		34	2

Diversified Financial Services — 1.5%
Ally Financial, Inc., 7.00%(b)		27,744	24,973,936
Citigroup, Inc., 7.50%		116,900	13,853,819

			38,827,755

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50%		92,701	2,099,678

Media — 0.1%
CMP Susquehanna Radio Holdings Corp., 0.00%(a)(b)		74,628	—
TRA Global, Inc., 0.00%(a)		2,077,830	3,357,150

			3,357,150

Multiline Retail — 0.0%
Lazydays RV Center, Inc., 0.00%(a)		652	777,391

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, 0.00%(a)		240,000	129,600
Freddie Mac, 8.38%		651,217	292,983

			422,583

Total Preferred Stocks — 1.8%			49,063,859

Total Preferred Securities — 1.8%			49,063,859

Warrants
Auto Components — 0.0%
Turbo Cayman Ltd.		8	—

Health Care Providers & Services — 0.0%
HealthSouth Corp. (issued 7/28/06, Expires 1/16/11, strike price $0.01)(a)		52,113	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.(a)		1,672	16
Hospitality Management Holdings		109,299	—

			16

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Shares		Value
Warrants
Machinery — 0.0%
Synventive Molding Solutions (issued 8/06/08, Expires 1/15/13, strike price $0.01)		1	$—

Media — 0.0%
CMP Susquehanna Radio Holdings Corp.		85,280	1

Total Warrants — 0.0%			18

Total Long-Term Investments (Cost — $2,544,522,138) — 97.4%			2,638,630,189

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (p)(q)		71,968,653	71,968,653

	Beneficial Interest (000)
Institutional Money Market Trust, 0.30% (p)(q)(r)	USD	233	233,200

Total Short-Term Securities (Cost — $72,201,853) — 2.7%			72,201,853

	Contracts
Options Purchased
Over-the-Counter Call Options Purchased
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19		107	1

Total Options Purchased (Cost — $104,182) — 0.0%			1

Total Investments (Cost — $2,616,828,173*) — 100.1%			2,710,832,043
Liabilities in Excess of Other Assets — (0.1)%			(2,628,077)

Net Assets — 100.0%			$2,708,203,966

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,617,277,424

Gross unrealized appreciation	$173,940,973
Gross unrealized depreciation	(80,386,354)

Net unrealized appreciation	$93,554,619

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security held in escrow for future payments.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Par is less than $500.

(j)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(k)	Security, or a portion of security, is on loan.

(l)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(m)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(n)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(o)	The investment is held by a wholly owned taxable subsidiary of the Fund.

(p)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,116,861	63,851,792	71,968,653	$8	$67,171
Institutional Money Market Trust	$233,200	—	$233,200	—	$403

(q)	Represents the current yield as of report date.

(r)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 23,436,642	GBP	15,204,500	Royal Bank of Scotland Plc	10/20/10	$ (444,647)
EUR 18,482,000	USD	24,096,684	Citibank, N.A.	11/17/10	$ 1,089,432
USD 163,898,067	EUR	128,876,000	Citibank, N.A.	11/17/10	(11,726,101)

Total					$ (11,081,316)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	31

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
153	S&P 500 Index	Chicago Mercantile	December 2010	$43,478,775	$(798,836)

•	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2011	USD	3,100	$(83,544)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	September 2013	USD	3,250	19,723
Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2014	USD	3,000	(807,738)
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD	1,850	(199,937)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	December 2016	USD	2,500	(95,117)

Total						$(1,166,613)

•	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Ford Motor Co.	5.10%	Bank of America, N.A.	December 2010	B	USD	7,500	$89,402
iStar Financial, Inc.	5.00%	Deutsche Bank AG	September 2011	CCC-	USD	2,500	74,908
Texas Competitive LLC	5.00%	Goldman Sachs Bank USA	September 2012	CCC	USD	4,500	(251,041)
Realogy Corp.	5.00%	Credit Suisse International	March 2015	C	USD	1,000	35,516
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2015	C	USD	1,000	25,516
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2015	C	USD	2,000	16,587
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2015	C	USD	1,500	(85,060)
Levi Strauss & Co.	5.00%	Citibank, N.A.	June 2015	B+	USD	3,800	123,653
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	June 2015	B+	USD	3,500	2,371
The Hertz Corp.	5.00%	Deutsche Bank AG	September 2015	CCC+	USD	1,250	26,169
The Hertz Corp.	5.00%	Goldman Sachs Bank USA	September 2015	CCC+	USD	4,175	(13,303)
Levi Strauss & Co.	5.00%	Goldman Sachs Bank USA	September 2015	B+	USD	5,000	154,210
The Hertz Corp.	5.00%	JPMorgan Chase Bank, N.A.	September 2015	CCC+	USD	3,500	7,646
Realogy Corp.	5.00%	JPMorgan Chase Bank, N.A.	September 2015	C	USD	850	952

Total							$207,526

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$42,011,540	$1,528,802	$57,566,541	$101,106,883
Corporate Bonds	—	2,199,475,280	24,445,865	2,223,921,145
Floating Rate Loan Interests	—	187,342,220	74,712,878	262,055,098
Other Interests	—	—	2,483,186	2,483,186
Preferred Securities	44,929,318	—	4,134,541	49,063,859
Warrants	—	—	18	18
Short-Term Securities	71,968,653	233,200	—	72,201,853

Total	$158,909,511	$2,388,579,502	$163,343,029	$2,710,832,042

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$576,653	—	$576,653
Equity contracts	—	—	$1	1
Foreign currency exchange contracts	—	1,089,432	—	1,089,432
Liabilities:
Credit contracts	—	(1,535,740)	—	(1,535,740)
Equity contracts	$(798,836)	—	—	(798,836)
Foreign currency exchange contracts	—	(12,170,748)	—	(12,170,748)

Total	$(798,836)	$(12,040,403)	$1	$(12,839,238)

1	Derivative financial instruments are options purchased, foreign currency exchange contracts and swaps. Foreign currency exchange contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Balance, as of September 30, 2009	$350,172	$18,335,979	$126,299,939	$144,986,090
Accrued discounts/ premiums	—	197,257	3,093,098	3,290,355
Net realized gain (loss)	4,747,982	(2,542,023)	(15,341,490)	(13,135,531)
Net change in unrealized appreciation/ depreciation[2]	26,415,466	21,116,844	35,692,002	83,224,312
Purchases	58,663,923	10,363,153	59,614,719	128,641,795
Sales	(32,599,647)	(19,060,948)	(84,992,523)	(136,653,118)
Transfers in3	—	2,166,510	—	2,166,510
Transfers out[3]	(11,355)	(6,130,907)	(49,652,867)	(55,795,129)

Balance, as of September 30, 2010	$57,566,541	$24,445,865	$74,712,878	$156,725,284

	Other Interests	Preferred Stocks	Warrants	Total
Assets:
Balance, as of September 30, 2009	—	$1	$18	$19
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation/ depreciation[2]	$(1,638,593)	157,825	—	(1,480,768)
Purchases	4,121,779	3,976,715	—	8,098,494
Sales	—	—	—	—
Transfers in3	—	—	—	—
Transfers out[3]	—	—	—	—

Balance, as of September 30, 2010	$2,483,186	$4,134,541	$18	$6,617,745

2	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $34,305,680.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	33

Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Equity Contracts
Assets:
Balance, as of September 30, 2009	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	$(104,181)
Purchases	104,182
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$1

4	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on options still held at September 30, 2010 was $(104,181).

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Advanta Business Card Master Trust, Series 2007-A5, Class A5,
0.76%, 8/20/13(a)	USD	2,412	$2,405,490
Aegis Asset-Backed Securities Trust, Series 2006-1, Class A1,
0.34%, 1/25/37(a)		3	3,059
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A2,
4.98%, 7/01/13		207	219,543
AmeriCredit Automobile Receivables Trust:
Series 2008-2, Class A2, 4.26%, 8/06/12(a)		1,631	1,643,979
Series 2007-AX, Class A4, 0.30%, 10/06/13(a)		6,216	6,197,277
AMRESCO Independence Funding, Inc., Series 1999-1A, Class A,
1.75%, 7/15/26(a)(b)		1,680	1,313,466
Arran Funding Ltd., Series 2005-B, Class A3,
0.81%, 12/15/12(a)		10,000	15,671,993
Asset-Backed Securities Corp. Home Equity, Series 2005-HE3, Class M2,
0.70%, 4/25/35(a)		2,954	2,864,015
Bank of America Auto Trust:
Series 2010-1A, Class A2, 0.75%, 6/15/12(b)		9,265	9,273,107
Series 2009-2A, Class A3, 2.13%, 9/15/13(b)		340	344,205
Bear Stearns Asset-Backed Securities Trust:
Series 06-HE10, Class 21A1, 0.33%, 12/25/36(a)		1,383	1,271,372
Series 2007-HE3, Class 1A1, 0.38%, 4/25/37(a)		2,098	2,012,713
BNC Mortgage Loan Trust, Series 2006-2, Class A3,
0.38%, 11/25/36(a)		4,710	4,479,917
Business Loan Express, Series 1998-1, Class A,
2.25%, 1/15/25(a)(b)		449	252,696
Capital Auto Receivables Asset Trust, Series 2007-4A, Class A3A,
5.00%, 7/15/10		1,710	1,715,848
Capital One Auto Finance Trust:
Series 2006-C, Class A4, 0.29%, 5/15/13(a)		8,667	8,614,081
Series 2007-A, Class A4, 0.28%, 11/15/13(a)		1,157	1,147,795
Series 2007-B, Class A4, 0.29%, 4/15/14(a)		6,855	6,814,757
Capital One Multi-Asset Execution Trust, Series 2004-A8, Class A8,
0.39%, 8/15/14(a)		11,480	11,468,158
CarMax Auto Owner Trust, Series 2008-2, Class A3B,
1.66%, 10/15/12(a)		2,844	2,858,361
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1,
0.38%, 2/25/37(a)		91	84,392
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2,
4.97%, 8/01/14		3,080	3,205,834
Chester Asset Receivables Dealings, Series 2006-A1, Class A,
0.80%, 5/15/13(a)	GBP	5,100	7,968,321
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3,
2.82%, 1/15/16	USD	3,965	4,039,599
Citibank Omni Master Trust, Series 2009-A8, Class A8,
2.36%, 5/16/16(a)(b)		7,865	7,954,400
Connecticut RRB Special Purpose Trust CL&P, Series 2001-1, Class A5,
6.21%, 12/30/11		32	32,863
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%, 1/15/19		496	510,241
Series 1995-5, Class M1, 7.65%, 9/15/26(a)		250	255,325
Series 1996-8, Class A6, 7.60%, 10/15/27(a)		1,078	1,115,975
Countrywide Asset-Backed Certificates:
Series 2007-12, Class 2A1, 0.61%, 5/25/29(a)		3,320	3,077,469
Series 2007-3, Class 2A1, 0.36%, 9/25/29(a)		4,563	4,361,795
Series 2005-17, Class 1AF2, 5.36%, 5/25/36(a)		7,102	5,727,357
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		2,513	2,386,097
Series 2007-1, Class 2A1, 0.31%, 7/25/37(a)		97	93,707
Series 2007-6, Class 2A1, 0.36%, 9/25/37(a)		211	201,195
Series 2007-4, Class A1A, 0.38%, 9/25/37(a)		3,161	2,939,667
Series 2007-10, Class 2A1, 0.31%, 6/25/47(a)		7,455	7,088,464
Series 2007-5, Class 2A1, 0.36%, 9/25/47(a)		106	103,292
Daimler Chrysler Auto Trust, Series 2007-A, Class A4,
5.28%, 3/08/13		11,025	11,379,275
Ford Credit Auto Owner Trust:
Series 2009-D, Class A2, 1.21%, 1/15/12		1,997	1,999,310
Series 2006-C, Class A4B, 0.30%, 2/15/12(a)		3,840	3,838,029
Series 2006-B, Class D, 7.12%, 2/15/13(b)		4,025	4,123,129
Series 2009-A, Class A3B, 2.76%, 5/15/13(a)		16,171	16,395,392
Series 2009-D, Class A3, 2.17%, 10/15/13		11,265	11,428,090
Series 2009-D, Class A4, 2.98%, 8/15/14		5,380	5,613,712
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A,
0.51%, 6/15/11(a)		10,830	10,772,084
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	7,001	9,680,661
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2010-1A, Class A,
4.25%, 1/15/22(b)	USD	4,555	4,585,196
Gracechurch Card Funding Plc, Series 10, Class A2,
0.81%, 10/15/12(a)		10,000	15,703,772
GSAA Trust, Series 2004-11, Class 2A2,
0.58%, 12/25/34(a)		2,144	1,841,980
Heller Financial, Series 1998-1, Class A,
0.92%, 7/15/24(a)(b)		1,209	568,147
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.32%, 5/25/37(a)		2,006	1,936,581
Series 2007-2, Class 2A1, 0.37%, 7/25/37(a)		765	754,340
Honda Auto Receivables Owner Trust, Series 2009-3, Class A2,
1.50%, 8/15/11		77	76,736
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A,
1.25%, 1/15/24(a)(b)		278	206,634
Indymac Residential Asset-Backed Trust, Series 2007-A, Class 2A1,
0.39%, 4/25/47(a)		43	41,971

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	35

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4,
0.51%, 10/25/35(a)	USD	313	$299,744
MBNA Credit Card Master Note Trust, Series 2004-A9, Class A9,
0.73%, 2/20/14(a)	EUR	3,385	4,568,878
Morgan Stanley ABS Capital I, Series 2007-HE1, Class A2A,
0.31%, 11/25/36(a)	USD	14	13,994
Morgan Stanley Resecuritization Trust, Series 2010-F, Class A,
0.51%, 6/17/13(a)(b)		4,875	4,834,765
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3,
3.20%, 2/15/13		8,030	8,171,105
NovaStar Home Equity Loan, Series 2007-2, Class A2A,
0.35%, 9/25/37(a)		1,064	1,040,998
Ocwen Advance Receivables Backed Notes, Series 2010-1A,
3.59%, 2/15/12(b)		4,250	4,303,125
PMC Capital LP, Series 1998-1, Class A,
2.25%, 4/01/21(a)(b)		868	607,343
PSE&G Transition Funding LLC, Series 2001-1, Class A5,
6.45%, 3/15/13		612	623,771
Residential Asset Mortgage Products, Inc.:
Series 2007-RZ1, Class A1, 0.33%, 2/25/37(a)		26	25,368
Series 2007-RS2, Class A1, 0.38%, 5/25/37(a)		2,165	2,082,011
Residential Asset Securities Corp., Series 2007-KS3, Class AI1,
0.37%, 4/25/37(a)		322	315,419
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.37%, 8/15/13(b)		11,015	11,047,561
Series 2010-2, Class C, 3.89%, 7/17/17		8,695	8,727,258
SLC Student Loan Trust, Series 2006-A, Class A4,
0.65%, 1/15/19(a)		5,100	4,615,030
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(a)		10,860	11,034,930
Series 2010-C, Class A1, 1.91%, 12/15/17(a)(b)		6,581	6,582,765
Series 2008-5, Class A3, 1.62%, 1/25/18(a)		16,250	16,743,654
Series 2006-5, Class A3, 0.53%, 10/25/19(a)		228	228,031
Series 2004-10, Class A4A, 0.90%, 7/27/20(a)(b)		5,875	5,877,619
Series 2005-8, Class A2, 0.59%, 7/25/22(a)		6,739	6,726,206
Series 2009-B, Class A1, 6.26%, 7/15/42(a)(b)		3,154	3,090,429
Soundview Home Equity Loan Trust:
Series 2003-1, Class M1, 1.11%, 8/25/31(a)		2,047	2,033,729
Series 2007-OPT3, Class 2A1, 0.32%, 8/25/37(a)		981	974,102
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.92%, 1/21/11(a)(b)(c)		—	224
Structured Asset Securities Corp., Series 2007-WF1, Class A2,
0.35%, 2/25/37(a)		45	44,962
SWB Loan-Backed Certificates, Series 1998-1, Class AV,
1.00%, 9/15/24(a)(b)		1,681	1,482,918
Wells Fargo Home Equity Trust, Series 2007-2, Class A1,
0.35%, 4/25/37(a)		2,918	2,833,090

Total Asset-Backed Securities — 20.7%			341,591,893

Corporate Bonds
Advertising — 0.3%
Affinion Group, Inc.:
10.13%, 10/15/13		1,121	1,151,828
10.13%, 10/15/13		3,445	3,531,125

			4,682,953

Aerospace & Defense — 0.9%
BAE Systems Holdings, Inc.,
6.40%, 12/15/11(b)		7,960	8,383,934
Northrop Grumman Systems Corp.,
7.13%, 2/15/11		6,025	6,163,894

			14,547,828

Airlines — 1.6%
Air Canada,
9.25%, 8/01/15(b)		1,340	1,353,400
American Airlines, Inc.,
10.50%, 10/15/12(b)		4,485	4,843,800
Continental Airlines Pass-Through Trust, Series 2000-1, Class B,
8.39%, 11/01/20		1,488	1,495,227
Continental Airlines, Inc.,
6.75%, 9/15/15(b)		3,600	3,649,500
Delta Air Lines, Inc.:
Series 2002-1, Class G-2, 6.42%, 7/02/12		5,730	6,016,500
Series 2002-1, Class G-1, 6.72%, 1/02/23		2,983	2,983,109
United Air Lines, Inc.,
12.75%, 7/15/12		4,594	5,145,517

			25,487,053

Beverages — 1.4%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		10,145	10,533,391
2.50%, 3/26/13		12,135	12,450,207

			22,983,598

Capital Markets — 2.9%
The Bank of New York Mellon Corp.,
0.39%, 3/23/12(a)		110	109,598
Credit Suisse USA, Inc.,
6.13%, 11/15/11		4,437	4,694,479
The Goldman Sachs Group, Inc.:
3.63%, 8/01/12		4,475	4,657,790
4.75%, 7/15/13		5,595	6,007,044
6.00%, 5/01/14		5,700	6,359,222
5.00%, 10/01/14		5,953	6,495,687
Morgan Stanley:
6.60%, 4/01/12		4,040	4,344,697
6.00%, 5/13/14		3,405	3,738,179
6.00%, 4/28/15		2,000	2,198,868
4.00%, 7/24/15		9,150	9,325,140

			47,930,704

Commercial Banks — 3.2%
American Express Bank FSB,
5.50%, 4/16/13		1,778	1,935,282
Barclays Bank Plc,
5.45%, 9/12/12		2,181	2,362,341
City National Corp.,
5.13%, 2/15/13		3,345	3,520,703
Credit Suisse New York:
5.50%, 5/01/14		150	168,026
3.50%, 3/23/15		7,222	7,597,096
Deutsche Bank AG/London,
5.00%, 10/12/10		60	60,054
North Fork Bancorp., Inc.,
5.88%, 8/15/12		3,725	3,937,936
Regions Financial Corp.:
6.38%, 5/15/12		4,010	4,109,841
4.88%, 4/26/13		8,090	8,188,536
Standard Chartered Plc,
3.85%, 4/27/15(b)		7,780	8,114,851
Suncorp-Metway Ltd.,
0.67%, 12/17/10 (a)(b)(d)		10,010	10,014,514

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Commercial Banks (concluded)
Svenska Handelsbanken AB:
2.88%, 9/14/12(b)	USD	150	$154,328
4.88%, 6/10/14(b)		2,155	2,355,514

			52,519,022

Computers & Peripherals — 0.0%
Hewlett-Packard Co.,
2.25%, 5/27/11		715	724,376
Consumer Finance — 1.1%
American Express Credit Corp.,
7.30%, 8/20/13		3,925	4,511,509
Capital One Financial Corp.:
5.70%, 9/15/11		11,204	11,677,066
6.25%, 11/15/13		1,995	2,218,785

			18,407,360

Containers & Packaging — 0.2%
Temple-Inland, Inc.:
7.88%, 5/01/12		1,715	1,842,075
6.63%, 1/15/16		1,490	1,579,545

			3,421,620

Diversified Financial Services — 10.2%
Ally Financial, Inc.,
8.30%, 2/12/15(b)		2,275	2,479,750
Bank of America Corp.:
6.25%, 4/15/12		8,500	9,063,890
4.50%, 4/01/15		5,586	5,861,088
The Bear Stearns Cos. LLC,
6.95%, 8/10/12		5,770	6,378,429
BP Capital Markets Plc:
3.13%, 3/10/12		1,975	2,013,676
5.25%, 11/07/13		2,575	2,804,515
Chester Asset Receivables Dealings No. 11 Plc, Series A,
6.13%, 10/15/10	EUR	3,280	4,476,341
Chester Asset Receivables Dealings No. 12 Plc, Series A,
6.00%, 1/18/11	GBP	11,610	18,411,122
CIT Group Funding Co. of Delaware LLC,
10.25%, 5/01/14	USD	7,575	7,872,697
Citigroup, Inc.:
0.42%, 3/07/14(a)		4,200	3,937,584
4.75%, 5/19/15		24,820	26,112,948
FCE Bank Plc:
7.88%, 2/15/11	GBP	6,300	10,008,464
7.13%, 1/16/12	EUR	5,800	8,163,836
General Electric Capital Corp.,
2.80%, 1/08/13	USD	15,246	15,701,124
JPMorgan Chase & Co.:
4.60%, 1/17/11(e)		10,000	10,119,360
4.75%, 5/01/13		7,871	8,536,454
MBNA America European Structured Offerings No. 7,
5.45%, 4/19/11	EUR	5,080	7,027,206
Sherwood Castle Funding Plc, Series A,
5.00%, 11/15/10	GBP	7,140	11,239,490
Volkswagen International Finance NV,
1.63%, 8/12/13(b)	USD	8,270	8,313,021

			168,520,995

Diversified Telecommunication Services — 1.2%
France Telecom SA,
7.75%, 3/01/11		250	257,336
Frontier Communications Corp.,
8.25%, 4/15/17		686	750,313
Koninklijke KPN NV,
8.00%, 10/01/10		1,455	1,455,000
Qwest Corp.,
8.88%, 3/15/12		1,735	1,904,163
Telefonica Emisiones SAU:
5.98%, 6/20/11		75	77,787
2.58%, 4/26/13		13,490	13,739,619
TELUS Corp.,
8.00%, 6/01/11		1,238	1,296,354

			19,480,572

Electric Utilities — 1.8%
Duke Energy Ohio, Inc.,
5.70%, 9/15/12		3,175	3,444,653
Florida Power Corp.,
6.65%, 7/15/11		9,965	10,418,826
FPL Group Capital, Inc.,
5.63%, 9/01/11		1,943	2,027,151
Great Plains Energy, Inc.,
2.75%, 8/15/13		3,670	3,686,229
MidAmerican Energy Co.,
5.13%, 1/15/13		60	65,576
Progress Energy, Inc.,
7.10%, 3/01/11		2,874	2,945,764
PSEG Power LLC,
7.75%, 4/15/11		2,215	2,296,944
Rochester Gas & Electric Corp.,
6.95%, 4/01/11		4,400	4,530,425
Virginia Electric and Power Co.,
4.50%, 12/15/10		170	171,302

			29,586,870

Electronic Equipment & Instruments — 0.7%
Agilent Technologies, Inc.:
4.45%, 9/14/12		9,764	10,277,684
5.50%, 9/14/15		1,350	1,517,766

			11,795,450

Food & Staples Retailing — 0.4%
CVS Caremark Corp.,
5.75%, 8/15/11		6,579	6,854,989

Food Products — 1.2%
Kraft Foods, Inc.,
6.00%, 2/11/13		4,375	4,858,844
Nabisco, Inc.,
7.55%, 6/15/15		5,675	6,863,873
WM Wrigley Jr. Co.,
2.45%, 6/28/12 (b)		7,550	7,619,422

			19,342,139

Health Care Equipment & Supplies — 1.8%
Boston Scientific Corp.,
4.50%, 1/15/15		7,670	7,846,264
CareFusion Corp.,
4.13%, 8/01/12		14,820	15,506,285
Covidien International Finance SA,
5.45%, 10/15/12		4,640	5,052,069
Hospira, Inc.,
5.55%, 3/30/12		1,210	1,298,219

			29,702,837

Health Care Providers & Services — 0.3%
HCA, Inc.,
9.13%, 11/15/14		4,542	4,786,133

Hotels, Restaurants & Leisure — 0.5%
MGM Resorts International,
13.00%, 11/15/13 (e)		6,725	7,901,875

Household Products — 0.5%
Newell Rubbermaid, Inc.,
5.50%, 4/15/13		7,786	8,463,693

Insurance — 2.3%
The Allstate Corp.,
6.20%, 5/16/14		3,525	4,114,087
Metropolitan Life Global Funding I:
2.19%, 6/10/11(a)(b)		7,175	7,258,904
2.88%, 9/17/12(b)(d)		9,875	10,184,285
5.13%, 4/10/13(b)		3,761	4,093,454
5.13%, 6/10/14(b)		642	712,227
New York Life Global Funding,
2.25%, 12/14/12 (b)		95	97,398
Prudential Financial, Inc.:
3.63%, 9/17/12		4,040	4,198,408
2.75%, 1/14/13		4,010	4,108,036

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	37

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Insurance (concluded)
XL Capital Finance Europe Plc,
6.50%, 1/15/12	USD	3,500	$3,652,187

			38,418,986

Leisure Equipment & Products — 0.1%
Brunswick Corp.,
11.25%, 11/01/16(b)		1,575	1,815,188

Life Sciences Tools & Services — 0.5%
Life Technologies Corp.,
3.38%, 3/01/13		7,450	7,664,783

Machinery — 0.3%
Ingersoll-Rand Global Holding Co. Ltd.,
9.50%, 4/15/14		3,735	4,621,446

Media — 4.2%
CCH II LLC/CCH II Capital Corp.,
13.50%, 11/30/16		8,443	10,026,063
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		682	722,920
9.25%, 12/15/17		2,728	2,912,140
Cox Communications, Inc.:
7.75%, 11/01/10		5,465	5,491,500
6.75%, 3/15/11		12,800	13,141,056
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
3.13%, 2/15/16		8,285	8,365,654
NBC Universal, Inc.,
2.10%, 4/01/14(b)		8,880	8,921,248
Nielsen Finance LLC/Nielsen Finance Co.,
10.00%, 8/01/14		3,925	4,126,156
Rainbow National Services LLC,
8.75%, 9/01/12(b)		2,555	2,564,581
Time Warner Cable, Inc.:
5.40%, 7/02/12		5,275	5,651,450
6.20%, 7/01/13		6,130	6,905,751

			68,828,519

Metals & Mining — 2.2%
Anglo American Capital Plc,
2.15%, 9/27/13(b)		6,223	6,268,179
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/01/15		12,815	13,712,050
8.38%, 4/01/17		930	1,038,113
Rio Tinto Finance USA Ltd.,
8.95%, 5/01/14		6,750	8,333,874
Steel Dynamics, Inc.,
7.38%, 11/01/12		3,550	3,794,063
Teck Resources Ltd.,
10.75%, 5/15/19		2,370	2,984,541

			36,130,820

Multiline Retail — 0.4%
Dollar General Corp.,
10.63%, 7/15/15		6,635	7,315,087

Multi-Utilities — 0.2%
CenterPoint Energy, Inc., Series B,
6.85%, 6/01/15		3,260	3,784,938

Oil, Gas & Consumable Fuels — 2.1%
Anadarko Petroleum Corp.,
5.95%, 9/15/16		3,915	4,274,902
Chesapeake Energy Corp.,
7.63%, 7/15/13		4,855	5,291,950
Consolidated Natural Gas Co.,
6.25%, 11/01/11		40	42,183
Enterprise Products Operating LLC:
7.50%, 2/01/11		2,520	2,572,124
4.60%, 8/01/12		5,786	6,093,480
6.13%, 2/01/13		4,295	4,675,704
6.38%, 2/01/13		2,350	2,562,024
Rockies Express Pipeline LLC,
6.25%, 7/15/13(b)		4,715	5,122,494
Southeast Supply Header LLC,
4.85%, 8/15/14(b)		3,955	4,197,256

			34,832,117

Paper & Forest Products — 0.4%
Celulosa Arauco y Constitucion SA:
5.13%, 7/09/13		3,170	3,388,451
5.63%, 4/20/15		2,855	3,126,870

			6,515,321

Pharmaceuticals — 0.5%
Teva Pharmaceutical Finance III LLC,
1.50%, 6/15/12		7,905	8,002,737

Real Estate Investment Trusts (REITs) — 0.2%
AvalonBay Communities, Inc.,
6.13%, 11/01/12		1,320	1,440,523
ProLogis,
5.63%, 11/15/15		2,060	2,015,325

			3,455,848

Road & Rail — 1.9%
Asciano Finance Ltd.,
3.13%, 9/23/15(b)		9,000	9,027,936
Burlington Northern Santa Fe LLC:
6.75%, 7/15/11		2,425	2,543,008
7.00%, 2/01/14		1,560	1,825,584
CSX Corp.:
6.75%, 3/15/11		8,435	8,647,444
6.30%, 3/15/12		3,045	3,264,493
5.75%, 3/15/13		1,500	1,652,670
6.25%, 4/01/15		3,510	4,107,900

			31,069,035

Semiconductors & Semiconductor Equipment — 0.9%
Maxim Integrated Products, Inc.,
3.45%, 6/14/13		5,670	5,833,789
National Semiconductor Corp.:
6.15%, 6/15/12		6,870	7,324,684
3.95%, 4/15/15		2,190	2,297,336

			15,455,809

Tobacco — 0.3%
Altria Group, Inc.,
7.75%, 2/06/14		3,704	4,372,591

Wireless Telecommunication Services — 3.9%
Cellco Partnership/Verizon Wireless Capital LLC:
3.75%, 5/20/11		18,025	18,382,580
5.25%, 2/01/12		10,335	10,943,659
Crown Castle Towers LLC,
4.52%, 1/15/15(b)		5,950	6,287,073
MetroPCS Wireless, Inc.,
9.25%, 11/01/14		2,650	2,775,875
New Cingular Wireless Services, Inc.,
7.88%, 3/01/11(e)		5,000	5,149,255
Nextel Communications, Inc., Series E,
6.88%, 10/31/13		8,165	8,216,031
Rogers Communications, Inc.,
6.38%, 3/01/14		4,000	4,607,952
SBA Tower Trust,
4.25%, 4/15/15(b)		2,425	2,578,580

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Wireless Telecommunication Services (concluded)
Vodafone Group Plc,
0.58%, 2/27/12(a)	USD	4,630	$4,635,686

			63,576,691

Total Corporate Bonds — 50.6%			832,999,983

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(b)(d)		3,425	3,640,885
Australia & New Zealand Banking Group Ltd.,
0.57%, 6/18/12(a)(b)(d)		6,535	6,546,090
CDP Financial, Inc.,
3.00%, 11/25/14(b)		3,305	3,432,001
Commonwealth Bank of Australia:
2.50%, 12/10/12(b)(d)		9,545	9,920,882
3.49%, 8/13/14(b)(d)		8,230	8,817,343
Dexia Credit Local SA:
2.38%, 9/23/11(b)		7,690	7,779,681
2.00%, 3/05/13(b)		16,110	16,231,502
Eksportfinans ASA:
5.00%, 2/14/12		4,725	5,001,540
1.88%, 4/02/13		3,000	3,064,587
FIH Erhvervsbank A/S:
2.45%, 8/17/12(b)		1,965	2,015,192
1.75%, 12/06/12(b)		7,970	8,109,562
Landwirtschaftliche Rentenbank,
4.13%, 7/15/13(d)		5,465	5,930,388
LeasePlan Corp. NV,
3.00%, 5/07/12(b)(d)		5,050	5,218,205
Macquarie Bank Ltd.,
4.10%, 12/17/13(b)(d)(e)		14,290	15,597,321

Total Foreign Agency Obligations — 6.1%			101,305,179

Foreign Government Obligations
Canada — 1.3%
Province of Ontario Canada:
2.75%, 2/22/11		7,245	7,311,444
0.79%, 5/22/12(a)		6,150	6,167,780
4.10%, 6/16/14(a)		6,610	7,261,297

Total Foreign Government Obligations — 1.3%			20,740,521

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 13.0%
American General Mortgage Loan Trust, Series 2010-1A, Class A1,
5.15%, 3/25/40(a)(b)		4,226	4,341,167
Arkle Master Issuer Plc:
Series 2010-1A, Class 2A, 1.52%, 2/17/15(a)(b)		9,230	9,152,122
Series 2006-1A, Class 4A1, 0.46%, 2/17/52(a)(b)		8,475	8,423,235
Series 2006-1X, Class 4A1, 0.46%, 2/17/52(a)		3,565	3,543,225
Arran Residential Mortgages Funding Plc:
Series 2010-1A, Class A1C, 1.58%, 5/16/47(a)(b)		9,650	9,650,000
Series 2006-2A, Class A2B, 0.34%, 9/20/56(a)(b)		6,493	6,443,823
Banc of America Funding Corp., Series 2006-7, Class 1A1,
0.71%, 9/25/36(a)		6,348	4,529,428
Banc of America Mortgage Securities, Inc., Series 2003-J, Class 2A1,
3.60%, 11/25/33 (a)		1,377	1,300,827
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.31%, 7/25/34(a)		65	59,619
Series 2004-7, Class 4A, 3.06%, 10/25/34(a)		2,141	2,027,332
Bear Stearns Alt-A Trust:
Series 2004-13, Class A1, 1.00%, 11/25/34(a)		2,516	2,040,323
Series 2004-12, Class 1A1, 0.61%, 1/25/35(a)		2,115	1,583,825
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.80%, 2/25/35(a)		1,212	1,012,855
Series 2005-17, Class 1A6, 5.50%, 9/25/35		9,365	8,542,004
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 1A1,
2.89%, 2/25/35(a)		647	586,448
Fosse Master Issuer Plc, Series 2006-1A, Class A2,
0.58%, 10/18/54(a)(b)		2,941	2,933,246
Gracechurch Mortgage Financing Plc, Series 2007-1A, Class 3A1,
0.43%, 11/20/56(a)(b)		8,637	8,469,951
GS Mortgage Securities Corp. II, Series 2000-1A, Class A,
0.96%, 3/20/23(a)(b)		305	250,054
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1,
2.86%, 8/25/34(a)		4,350	3,947,215
Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A,
0.47%, 11/19/36(a)		233	147,992
Holmes Master Issuer Plc:
Series 2007-2A, Class 3A1, 0.61%, 7/15/21(a)		4,845	4,797,340
Series 2007-2X, Class 3A3, 0.82%, 7/15/21(a)		3,555	5,530,894
Series 2007-2X, Class 3A2, 0.93%, 7/15/21(a)		6,505	8,781,688
JPMorgan Mortgage Trust, Series 2004-A1, Class 2A1,
3.91%, 2/25/34(a)		141	141,173
MASTR Alternative Loans Trust, Series 2005-2, Class 2A1,
6.00%, 1/25/35		3,949	3,612,414
Morgan Stanley Reremic Trust, Series 2010-R5, Class 5A,
0.49%, 1/26/37(a)(b)		4,824	4,558,979
MortgageIT Trust, Series 2004-1, Class A1,
0.65%, 11/25/34(a)		4,854	4,093,052
Mound Financing Plc, Series 4X, Class 3A,
1.02%, 11/08/32(a)	EUR	4,820	6,558,897
Permanent Financing Plc, Series 9A, Class 3A,
0.39%, 6/10/33(a)(b)	USD	10,967	10,917,802
Permanent Master Issuer Plc, Series 2008-2, Class 1A,
1.58%, 4/15/14(a)	GBP	3,055	4,759,623
Residential Asset Securitization Trust, Series 2005-A5, Class A12,
0.56%, 5/25/35(a)	USD	3,115	2,187,856
Station Place Securitization Trust, Series 2009-1, Class A,
1.76%, 1/25/40(a)(b)		6,530	6,530,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2,
0.56%, 9/25/34(a)		2,431	1,863,105
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3,
5.62%, 4/25/37(a)		152	127,320

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	39

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Thornburg Mortgage Securities Trust:
Series 2006-5, Class A1, 0.38%, 8/25/11(a)	USD	12,523	$12,418,765
Series 2006-6, Class A1, 0.37%, 11/25/11(a)		21,801	21,200,797
Series 2006-4, Class A2B, 0.38%, 7/25/36(a)		4,281	4,252,629
Series 2006-4, Class A1, 0.39%, 7/25/36(a)		4,378	4,276,570
Series 2007-1, Class A2B, 0.36%, 3/25/37(a)		15,585	15,058,732
Series 2007-1, Class A3A, 0.36%, 3/25/37(a)		6,782	6,602,956
Series 2007-2, Class A2A, 0.39%, 6/25/37(a)		2,280	2,176,115
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1,
2.88%, 11/25/30(a)		336	301,212
Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 2A7,
6.00%, 7/25/37		4,579	4,635,262

			214,367,872

Commercial Mortgage-Backed Securities — 10.1%
Banc of America Commercial Mortgage, Inc.:
Series 2001-PB1, Class A2, 5.79%, 8/11/11		202	206,695
Series 2003-1, Class A1, 3.88%, 9/11/36		51	51,321
Bear Stearns Commercial Mortgage Securities:
Series 2001-TOP2, Class A2, 6.48%, 2/15/35		390	395,506
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		242	254,587
Series 2007-PW15, Class AAB, 5.32%, 2/11/44		14,150	15,358,434
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AAB,
5.58%, 1/15/46(a)		3,200	3,406,311
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class. E,
7.48%, 9/15/30(a)		202	201,484
Commercial Mortgage Pass-Through Certificates:
Series 2001-J2A, Class A2, 6.10%, 7/16/11(b)		8,918	9,295,944
Series 2003-LB1A, Class A1, 3.25%, 6/10/38		3,119	3,177,316
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CK1, Class A3, 6.38%, 12/18/10		1,180	1,180,687
Series 2001-CF2, Class A4, 6.51%, 1/15/11		1,078	1,079,737
Series 2001-CK6, Class A3, 6.39%, 8/15/36		7,294	7,595,067
First Union National Bank-Bank of America Commercial Mortgage Trust, Series 2001-C1, Class A2,
6.14%, 3/15/33		78	78,356
GE Capital Commercial Mortgage Corp.:
Series 2001-3, Class A2, 6.07%, 11/10/11		9,485	9,866,272
Series 2001-1, Class A2, 6.53%, 5/15/33		15,424	15,635,154
Series 2002-2A, Class A3, 5.35%, 8/11/36		410	433,106
Series 2002-3A, Class A2, 5.00%, 12/10/37		2,475	2,628,294
GS Mortgage Securities Corp. II:
Series 2006-GG8, Class A2, 5.48%, 10/10/13		4,735	4,859,531
Series 2001-GL3A, Class A2, 6.45%, 8/05/18(a)(b)		11,894	12,342,493
Series 2004-C1, Class A2, 4.32%, 10/10/28		1,215	1,214,478
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB3, Class A3, 6.47%, 12/15/11		280	291,231
Series 2005-LDP5, Class A4, 5.36%, 12/15/44(a)		19,525	21,500,733
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11(b)		81	81,558
Series 2001-C3, Class A2, 6.37%, 12/15/28		160	163,942
Series 2004-C4, Class A2, 4.57%, 6/15/29(a)		59	60,013
Series 2006-C6, Class A1, 5.23%, 9/15/39		173	173,045
Morgan Stanley Capital I:
Series 2006-IQ11, Class A2, 5.69%, 10/15/42(a)		24,754	25,180,627
Series 2007-HQ13, Class A1, 5.36%, 12/15/44		138	141,532
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4,
6.66%, 2/15/33		2,471	2,484,038
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2,
6.36%, 3/12/11(f)		2,487	2,521,274
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1,
5.64%, 8/15/39(a)		5,989	6,143,802
Wachovia Bank Commercial Mortgage Trust:
Series 2002-C1, Class A4, 6.29%, 4/15/34		14,500	15,335,629
Series 2003-C3, Class A1, 4.04%, 2/15/35		2,571	2,602,769

			165,940,966

Interest Only Commercial Mortgage-Backed Securities — 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.83%, 5/25/36(a)(b)		26,777	479,734

Total Non-Agency Mortgage-Backed Securities — 23.1%			380,788,572

Project Loans — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22		4	4,174

Taxable Municipal Bonds
State of California GO,
5.10%, 8/01/14		3,000	3,184,470
State of California Various Purposes GO,
5.65%, 4/01/39(a)		8,100	8,719,407

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Taxable Municipal Bonds
State of Illinois GO:
2.77%, 1/01/12	USD	10,485	$10,622,773
4.07%, 1/01/14		2,390	2,473,172

Total Taxable Municipal Bonds — 1.5%			24,999,822

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.5%
Fannie Mae,
5.25%, 8/01/12(d)(g)		15,855	17,104,247
Federal Home Loan Bank:
5.38%, 6/13/14(d)		3,500	4,038,136
5.25%, 9/12/14(d)		3,500	4,022,904

			25,165,287

Collateralized Mortgage Obligations — 1.5%
Fannie Mae:
Series 2006-M2, Class A1A, 4.86%, 8/25/16(a)		3,907	4,132,504
Series 2003-52, Class LC, 4.50%, 10/25/16(d)		3,326	3,393,497
Series 1997-20, Class FB, 0.99%, 3/25/27(a)(d)		1,081	1,068,909
Series 2006-53, Class WA, 6.00%, 5/25/28(d)		1,018	1,028,758
Series 2002-T6, Class A1, 3.31%, 2/25/32(d)		944	967,492
Freddie Mac:
Series 3215, Class EP, 5.38%, 9/15/11		89	90,944
Series 2577, Class UC, 5.00%, 2/15/18(d)		890	981,770
Series 2724, Class PD, 5.00%, 4/15/21(d)		8,910	9,309,146
Series 1165, Class LD, 7.00%, 11/15/21(d)		734	850,498
Series 3186, Class NA, 6.00%, 7/15/27		37	36,790
Series 3178, Class PA, 5.50%, 10/15/27		39	39,819
Series 3033, Class JA, 5.50%, 3/15/29		1	898
Series 2901, Class KA, 5.00%, 9/15/32(d)		3,176	3,289,439

			25,190,464

Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13		200	203,749
Series K003, Class A2, 3.61%, 6/25/14		210	223,571

			427,320

Federal Deposit Insurance Corporation Guaranteed — 1.9%
Citigroup Funding, Inc.:
1.38%, 5/05/11(d)		8,805	8,868,563
2.25%, 12/10/12(d)		4,635	4,794,532
General Electric Capital Corp.,
1.80%, 3/11/11(d)		10,910	10,986,228
JPMorgan Chase & Co.,
2.20%, 6/15/12(d)		5,595	5,753,428

			30,402,751

Interest Only Collateralized Mortgage Obligations — 0.4%
Ginnie Mae:
Series 2007-20, Class SA, 5.94%, 4/20/37(a)(d)		12,676	1,414,737
Series 2007-40, Class SN, 6.42%, 7/20/37(a)(d)		14,693	1,544,367
Series 2008-7, Class SA, 6.26%, 2/20/38(a)(d)		33,586	3,414,305

			6,373,409

Mortgage-Backed Securities — 2.8%
Fannie Mae Mortgage-Backed Securities:
4.54%, 4/01/14(d)		5,497	5,945,301
7.00%, 3/01/15-11/01/17		1,185	1,282,639
7.50%, 4/01/15-8/01/16		747	810,533
6.00%, 2/01/17		55	59,008
5.50%, 12/01/18-10/01/21(d)		13,461	14,558,248
5.50%, 6/01/20		226	245,297
5.00%, 4/01/21		31	32,928
6.50%, 4/01/21(d)		2,252	2,437,408
2.58%, 12/01/21(a)		72	75,325
5.00%, 12/01/21(d)		615	656,597
7.06%, 12/01/31(a)		101	100,921
1.52%, 7/01/33(a)		121	123,099
2.64%, 7/01/34(a)		96	100,624
2.58%, 8/01/35(a)(d)		3,883	4,026,740
2.92%, 8/01/35(a)		246	257,629
4.00%, 10/01/40(h)		6,600	6,783,563
Freddie Mac Mortgage-Backed Securities:
7.00%, 11/01/15		50	54,215
2.77%, 1/01/16(a)		31	30,989
6.50%, 6/01/16-8/01/17(d)		1,729	1,867,459
7.00%, 12/01/16(d)		406	437,795
6.50%, 6/01/17-1/01/19		410	445,171
5.50%, 10/01/17		35	37,251
1.97%, 3/01/20(a)		191	190,960
2.89%, 8/01/32(a)		327	342,477
3.08%, 6/01/33(a)		53	55,824
2.75%, 7/01/34(a)		314	317,469
5.86%, 5/01/37(a)(d)		4,249	4,496,522
Ginnie Mae Mortgage-Backed Securities,
6.00%, 2/15/11		1	1,020

			45,773,012

Total U.S. Government Sponsored Agency Securities — 8.1%			133,332,243

U.S. Treasury Obligations
U.S. Treasury Notes:
0.88%, 3/31/11(d)		4,775	4,790,667
1.00%, 8/31/11(g)		3,610	3,633,974
0.38%, 8/31/12(d)		20,375	20,359,882
0.75%, 9/15/13(d)		80,615	80,879,498
1.25%, 9/30/15(d)		18,255	18,226,486

Total U.S. Treasury Obligations — 7.8%			127,890,507

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	41

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

			Value
Total Long-Term Investments (Cost — $1,928,106,051) — 119.2%			$1,963,652,894

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(f)(i)		3,573,533	3,573,533

Total Short-Term Securities (Cost — $3,573,533) — 0.2%			3,573,533

Total Investments Before Options Written (Cost — $1,931,679,584*) — 119.4%			1,967,226,427

	Contracts
Options Written
Exchange-Traded Call Options Written
U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10		2,050	(1,297,265)

Exchange-Traded Put Options Written
U.S. Treasury Notes (5 Year), Strike Price USD 119, Expires 11/26/10		2,050	(352,344)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 5.240% and receive a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG	USD	38,000	(5,249,496)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 5.240% and pay a floating rate based on 3-month LIBOR, Expires 3/17/15, Broker, Deutsche Bank AG		38,000	(1,287,413)

Total Options Written (Premiums Received — $6,424,656) — (0.5)%			(8,186,518)

Total Investments Net of Options Written — 118.9%			1,959,039,909
Liabilities in Excess of Other Assets — (18.9)%			(311,388,932)

Net Assets — 100.0%			$1,647,650,977

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,931,708,914

Gross unrealized appreciation	$43,323,184
Gross unrealized depreciation	(7,805,671)

Net unrealized appreciation	$35,517,513

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Par is less than $500.

(d)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Shares Purchased		Shares Sold	Shares Held at September 30, 2010	Value at September 30, 2010	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,221,918	1,351,615	**	—	3,573,533	$3,573,533	$60	$24,271
PNC Mortgage Acceptance Corp. Series 2000-C2, Class A2	17,835,995	195,108		18,031,103	—	—	$(83,590)	$634,949
PNC Mortgage Acceptance Corp. Series 2001-C1, Class A2	3,050,000	—		563,121	2,486,879	$2,521,274	$(10,974)	$169,215

**	Represents net shares purchased.

(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Depreciation
Goldman Sachs Bank USA	$6,783,563	$(11,344)

(i)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse
International	0.24%	8/13/10	Open	$3,977,693	$3,976,394

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.24%	8/13/10	Open	$3,935,241	$3,933,956
Credit Suisse International	0.27%	8/13/10	Open	$10,757,952	10,754,000
Credit Suisse International	0.24%	8/13/10	Open	$14,367,692	14,363,000
Barclays Bank Plc	0.37%	8/23/10	Open	$5,716,540	5,714,250
Barclays Bank Plc	0.27%	8/27/10	Open	$5,604,471	5,603,000
Barclays Bank Plc	0.27%	8/27/10	Open	$4,665,224	4,664,000
Barclays Bank Plc	0.37%	9/07/10	Open	$6,110,507	6,109,000
Barclays Bank Plc	0.37%	9/07/10	Open	$5,014,624	5,013,387
Barclays Bank Plc	0.40%	9/07/10	Open	$5,660,517	5,659,008
Barclays Bank Plc	0.37%	9/07/10	Open	$3,819,966	3,819,024
Barclays Bank Plc	0.37%	9/07/10	Open	$8,348,308	8,346,249
Barclays Bank Plc	0.37%	9/07/10	Open	$9,432,786	9,430,460
Barclays Bank Plc	0.27%	9/07/10	Open	$8,637,554	8,636,000
Morgan Stanley Capital Services, Inc.	0.26%	9/14/10	10/13/10	$1,153,241	1,153,000
Morgan Stanley Capital Services, Inc.	0.26%	9/14/10	10/13/10	$22,233,656	22,229,000
Barclays Bank Plc	0.08%	9/17/10	Open	$20,350,164	20,349,531
Barclays Bank Plc	0.25%	9/17/10	Open	$57,030,544	57,025,000
Credit Suisse International	0.27%	9/20/10	Open	$4,811,209	4,810,812
Credit Suisse International	0.20%	9/21/10	Open	$23,591,311	23,590,000
Deutsche Bank AG	0.28%	9/22/10	10/13/10	$8,691,419	8,690,000
Credit Suisse International	0.27%	9/23/10	10/13/10	$7,098,065	7,097,000
Morgan Stanley Capital Services, Inc.	0.30%	9/24/10	10/13/10	$10,696,693	10,695,000
Credit Suisse International	0.27%	9/27/10	10/13/10	$2,902,348	2,902,000
Deutsche Bank AG	0.34%	9/27/10	10/13/10	$5,186,784	5,186,000
Credit Suisse International	0.40%	9/28/10	Open	$3,914,130	3,914,000
Bank of America, N.A.	0.40%	9/29/10	Open	$3,538,275	3,538,196
Bank of America, N.A.	0.40%	9/29/10	Open	$6,339,091	6,338,950
Credit Suisse International	0.40%	9/30/10	Open	$18,209,565	18,209,363

Total					$291,749,580

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	2,054,500	USD	3,244,446	Royal Bank of Scotland Plc	10/1/10	$(17,044)
GBP	4,264,000	USD	6,703,008	UBS AG	10/5/10	(4,716)
USD	45,664,319	GBP	29,914,000	Citibank, N.A.	10/20/10	(1,320,775)
USD	10,039,654	GBP	6,522,500	UBS AG	10/20/10	(205,057)
USD	3,540,872	GBP	2,289,500	UBS AG	10/20/10	(55,182)
USD	18,207,586	GBP	11,616,500	UBS AG	10/20/10	(38,130)
USD	5,236,596	GBP	3,340,000	Royal Bank of Scotland Plc	10/20/10	(9,450)
USD	6,702,253	GBP	4,264,000	UBS AG	10/20/10	4,906
USD	3,244,035	GBP	2,054,500	Royal Bank of Scotland Plc	10/20/10	17,088
USD	38,439,283	EUR	30,225,500	Citibank, N.A.	11/17/10	(2,750,142)
USD	8,238,611	EUR	6,297,000	Deutsche Bank AG	11/17/10	(342,548)

Total						$(4,721,050)

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
	U.S. Treasury Notes	Chicago Board
1,643	(2 Year)	Options	December 2010	$360,612,830	$777,646
511	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$64,409,953	247,957
8	Euro Dollar Futures	Chicago Mercantile	June 2013	$1,966,700	14,922

Total					$1,040,525

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
1,604	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$193,870,970	$(1,428,661)
56	Euro Dollar Futures	Chicago Mercantile	December 2010	$13,949,600	(66,203)
56	Euro Dollar Futures	Chicago Mercantile	March 2011	$13,942,600	(89,828)
32	Euro Dollar Futures	Chicago Mercantile	June 2011	$7,961,200	(66,227)
40	Euro Dollar Futures	Chicago Mercantile	September 2011	$9,942,000	(105,877)
39	Euro Dollar Futures	Chicago Mercantile	December 2011	$9,681,750	(118,943)
36	Euro Dollar Futures	Chicago Mercantile	March 2012	$8,924,850	(117,864)
7	Euro Dollar Futures	Chicago Mercantile	June 2012	$1,732,763	(20,103)
11	Euro Dollar Futures	Chicago Mercantile	September 2012	$2,718,787	(33,654)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	43

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
11	Euro Dollar Futures	Chicago Mercantile	December 2012	$2,713,975	$(35,579)
13	Euro Dollar Futures	Chicago Mercantile	March 2013	$3,202,062	(43,185)

Total					$(2,126,124)

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.80%(a	)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2011	USD	81,600	$104,546
1.09%(b	)	3-month LIBOR	Barclays Bank Plc	March 2012	USD	87,700	(802,809)
0.73%(b	)	3-month LIBOR	Deutsche Bank AG	August 2012	USD	110,400	(369,682)
0.68%(a	)	3-month LIBOR	Citibank, N.A.	September 2012	USD	122,500	208,461
0.66%(a	)	3-month LIBOR	Citibank, N.A.	September 2012	USD	42,500	59,666

Total							$(799,818)

(a)	Fund pays floating interest rate and receives fixed rate. (b) Fund pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of September 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Hershey Foods Co.	1.00%	Goldman Sachs Bank USA	December 2014	USD	6,100	$(84,769)
Brunswick Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2016	USD	1,575	27,637

Total						$(57,132)

•	Credit default swaps on traded indexes - sold protection outstanding as of September 30, 2010 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
MCDX.NA Series 14	0.00%	Goldman Sachs Bank USA	June 2020	AA	USD	8,000	$(206,987)

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$340,209,545	$1,382,348	$341,591,893
Corporate Bonds	—	832,999,983	—	832,999,983
Foreign Agency Obligations	—	101,305,179	—	101,305,179
Foreign Government Obligations	—	20,740,521	—	20,740,521
Non-Agency Mortgage-Backed Securities	—	348,957,520	31,831,052	380,788,572
Project Loans	—	—	4,174	4,174
Taxable Municipal Bonds	—	24,999,822	—	24,999,822
U.S. Government Sponsored Agency Securities	—	133,332,243	—	133,332,243
U.S. Treasury Obligations	—	127,890,507	—	127,890,507
Short-Term Securities	$3,573,533	—	—	3,573,533

Total	$3,573,533	$1,930,435,320	$33,217,574	$1,967,226,427

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$27,637	—	$27,637
Foreign currency exchange contracts	—	21,994	—	21,994
Interest rate contracts	$1,040,525	372,673	—	1,413,198
Liabilities:
Credit contracts	—	(84,769)	$(206,987)	(291,756)
Foreign currency exchange contracts	(21,760)	(4,721,284)	—	(4,743,044)
Interest rate contracts	(3,775,733)	(7,709,400)	—	(11,485,133)

Total	$(2,756,968)	$(12,093,149	$(206,987)	$(15,057,104)

1	Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Balance, as of September 30, 2009	$4,028,703	$8,493,628	$4,460	$12,526,791
Accrued discounts/ premiums	1,588	13,019	(29)	14,578
Net realized gain (loss)	885	149,881	12	150,778
Net change in unrealized appreciation/ depreciation[2]	349,983	(362,889)	21	(12,885)
Purchases	224	35,694,666	—	35,694,890
Sales	(2,999,035)	(12,157,253)	(290)	(15,156,578)
Transfers in3	—	—	—	—
Transfers out[3]	—	—	—	—

Balance, as of September 30, 2010	$1,382,348	$31,831,052	$4,174	$33,217,574

TALF Loans
Liabilities:
Balance, as of September 30, 2009	$(26,829,540)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	—
Purchases	—
Sales	26,829,540
Transfers in3	—
Transfers out[3]	—

Balance, as of September 30, 2010	—

2	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $(2,656).

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Credit Contracts	Interest Rate Contracts	Total
Liabilities:
Balance, as of September 30, 2009	—	$(838,546)	$(838,546)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	(681,392)	(681,392)
Net change in unrealized appreciation/depreciation[4]	$(206,987)	1,519,938	1,312,951
Purchases	—	—	—
Sales	—	—	—
Transfers in5	—	—	—
Transfers out[5]	—	—	—

Balance, as of September 30, 2010	$(206,987)	—	$(206,987)

4	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held at September 30, 2010 was $(206,987).

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	45

Schedule of Investments September 30, 2010	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
321 Henderson Receivables I LLC:
Series 2010-2A, Class A, 4.07%, 1/15/28(a)	USD	2,473	$2,518,334
Series 2010-1A, Class A, 5.56%, 8/15/35(a)		7,318	7,967,250
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(a)		5,480	5,484,664
Capital One Multi-Asset Execution Trust:
Series 2004-A8, Class A8, 0.39%, 8/15/14(b)		2,960	2,956,947
Series 2006-A5, Class A5, 0.32%, 1/15/16(b)		2,150	2,129,741
Countrywide Asset-Backed Certificates, Series 2004-14, Class A4,
0.54%, 6/25/35(b)		616	591,134
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B,
2.76%, 5/15/13(b)		39,208	39,753,210
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	4,140	5,724,828
GSAA Trust, Series 2006-5, Class 2A1,
0.33%, 3/25/36(b)	USD	2,140	1,669,738
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.37%, 7/25/37(b)		3,601	3,549,122
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.62%, 11/25/35(b)		7,012	2,086,127
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A,
5.55%, 12/10/65(a)		18,935	11,361,000
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		142	141,961
Option One Mortgage Loan Trust, Series 2007-5, Class 2A1,
0.35%, 5/25/37(b)		3,562	3,433,864
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.37%, 8/15/13(a)		4,860	4,874,367
Series 2010-A, Class A3, 1.83%, 11/17/14(a)		3,770	3,810,765
Series 2010-A, Class A4, 2.39%, 6/15/17(a)		1,900	1,936,411
SLM Student Loan Trust:
Series 2010-C, Class A1, 1.91%, 12/15/17(a)(b)		5,355	5,356,697
Series 2008-5, Class A3, 1.62%, 1/25/18(b)		10,260	10,571,685
Series 2005-4, Class A2, 0.58%, 4/26/21(b)		5,565	5,550,322
Series 2008-5, Class A4, 2.20%, 7/25/23(b)		20,750	21,737,883
Small Business Administration, Series 2003-10A, Class 1,
4.63%, 3/10/13		4,125	4,332,558
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.92%, 1/21/11(a)(b)		4	4,414

Total Asset-Backed Securities — 6.3%			147,543,022

Corporate Bonds
Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12(c)		20,220	20,994,102

Capital Markets — 2.4%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		6,645	7,222,397
3.70%, 8/01/15		4,530	4,634,693
5.38%, 3/15/20(c)		11,300	11,910,336
6.00%, 6/15/20		2,780	3,057,686
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(d)(e)		9,575	958
Morgan Stanley:
5.05%, 1/21/11(c)		2,640	2,674,835
5.63%, 1/09/12		250	263,274
2.88%, 5/14/13(b)		4,190	4,269,995
4.20%, 11/20/14		8,690	9,009,105
4.00%, 7/24/15		2,290	2,333,833
6.25%, 8/28/17		115	125,740
UBS AG, 2.25%, 8/12/13		11,200	11,313,400

			56,816,252

Commercial Banks — 1.9%
Cie de Financement Foncier,
2.50%, 9/16/15(a)		8,200	8,246,756
HSBC Bank Plc,
3.50%, 6/28/15(a)		4,500	4,720,329
JPMorgan Chase Bank, N.A.,
6.00%, 7/05/17(c)		11,975	13,554,598
Stadshypotek AB,
1.45%, 9/30/13(a)		9,935	9,967,458
The Toronto-Dominion Bank,
2.20%, 7/29/15(a)		7,465	7,565,113

			44,054,254

Consumer Finance — 0.3%
SLM Corp.,
0.80%, 1/27/14(b)		6,750	5,830,569

Diversified Financial Services — 2.4%
AngloGold Ashanti Holdings Plc,
5.38%, 4/15/20		1,540	1,629,141
Bank of America Corp.:
5.63%, 10/14/16		3,000	3,238,509
5.63%, 7/01/20(c)		3,770	3,983,755
BP Capital Markets Plc,
3.13%, 3/10/12		10,220	10,420,138
Citigroup, Inc.:
4.75%, 5/19/15		3,675	3,866,442
5.38%, 8/09/20		3,585	3,709,156
Crown Castle Towers LLC,
6.11%, 1/15/20(a)		9,780	10,804,259
General Electric Capital Corp.:
5.50%, 1/08/20(c)		7,525	8,231,658
4.38%, 9/16/20(c)		5,770	5,791,366
JPMorgan Chase & Co.,
0.96%, 2/26/13(b)		3,480	3,493,436
Osprey Trust/Osprey I, Inc.,
7.80%, 1/15/49(a)(b)(d)(e)		2,375	17,812

			55,185,672

Diversified Telecommunication Services — 1.2%
AT&T Inc.,
6.50%, 9/01/37		4,500	5,206,289
France Telecom SA,
7.75%, 3/01/11		600	617,607
Telecom Italia Capital SA:
5.25%, 11/15/13		285	306,203
5.25%, 10/01/15		3,700	3,992,803
Telefonica Emisiones SAU:
4.95%, 1/15/15		4,525	4,951,174
6.42%, 6/20/16		2,475	2,900,871
Verizon Communications, Inc.,
8.75%, 11/01/18		5,527	7,520,705
Verizon New England, Inc.,
7.88%, 11/15/29		1,355	1,567,198

			27,062,850

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Electric Utilities — 0.7%
The Detroit Edison Co.,
6.35%, 10/15/32	USD	5	$5,941
Duke Energy Carolinas LLC,
6.00%, 1/15/38		4,000	4,733,648
Florida Power & Light Co.,
4.95%, 6/01/35		2,275	2,344,567
Florida Power Corp.,
5.90%, 3/01/33		605	692,260
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		3,000	3,374,580
PacifiCorp,
6.25%, 10/15/37		3,000	3,634,983
Southern California Edison Co.,
5.95%, 2/01/38		1,000	1,184,561
Tenaska Alabama II Partners LP,
6.13%, 3/30/23(a)		116	126,684

			16,097,224

Food Products — 0.5%
Kraft Foods, Inc.:
6.50%, 8/11/17		4,170	4,995,923
5.38%, 2/10/20		4,925	5,501,466
6.50%, 2/09/40		1,525	1,785,571

			12,282,960

Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA,
2.80%, 6/15/15		1,320	1,367,853

Insurance — 1.8%
Berkshire Hathaway Finance Corp.,
4.75%, 5/15/12		3,290	3,494,582
Hartford Life Global Funding Trusts,
0.47%, 6/16/14(b)		7,700	7,230,939
Manulife Financial Corp.,
3.40%, 9/17/15		4,820	4,865,954
MetLife, Inc.:
6.38%, 6/15/34		900	1,030,772
5.88%, 2/06/41		1,325	1,441,217
Metropolitan Life Global Funding I:
2.50%, 1/11/13(a)		7,535	7,715,463
5.13%, 4/10/13(a)		7,000	7,618,765
Prudential Financial, Inc.,
4.75%, 9/17/15		4,000	4,325,872
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(a)		3,465	4,263,956

			41,987,520

Media — 1.8%
Comcast Corp.:
6.95%, 8/15/37		2,460	2,884,571
6.40%, 3/01/40		709	788,290
Cox Communications, Inc.,
8.38%, 3/01/39(a)		5,200	6,980,600
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6.00%, 8/15/40		1,390	1,435,556
Discovery Communications LLC,
3.70%, 6/01/15		2,740	2,903,405
NBC Universal, Inc.:
5.15%, 4/30/20(a)		3,965	4,281,907
4.38%, 4/01/21(a)		6,095	6,169,261
News America Holdings, Inc.:
7.75%, 1/20/24		1,285	1,609,155
8.50%, 2/23/25		1,920	2,438,350
8.45%, 8/01/34		840	1,110,535
7.75%, 12/01/45		110	137,759
8.25%, 10/17/96		45	56,890
News America, Inc.:
7.13%, 4/08/28		1,175	1,340,017
7.63%, 11/30/28		2,010	2,407,644
TCI Communications, Inc.,
7.88%, 2/15/26		2,540	3,146,908
Time Warner Cable, Inc.,
5.00%, 2/01/20		2,090	2,238,246
Time Warner, Inc.:
4.70%, 1/15/21		1,320	1,398,654
6.10%, 7/15/40		870	936,836

			42,264,584

Oil, Gas & Consumable Fuels — 1.6%
Atlantic Richfield Co.,
9.13%, 3/01/11		4,960	5,124,493
Canadian Natural Resources Ltd.,
6.50%, 2/15/37		3,700	4,363,025
Cenovus Energy, Inc.,
6.75%, 11/15/39		3,975	4,799,288
CenterPoint Energy Resources Corp.,
6.15%, 5/01/16		2,100	2,407,247
Devon Financing Corp. ULC,
7.88%, 9/30/31		925	1,238,803
Enterprise Products Operating LLC:
6.50%, 1/31/19		1,725	2,010,249
5.20%, 9/01/20		2,275	2,463,470
6.13%, 10/15/39		2,300	2,475,649
Kinder Morgan Energy Partners LP,
5.30%, 9/15/20		2,960	3,189,933
Rockies Express Pipeline LLC,
3.90%, 4/15/15(a)		4,105	4,106,638
Valero Energy Corp.,
6.63%, 6/15/37		4,875	4,895,685

			37,074,480

Paper & Forest Products — 0.3%
International Paper Co.:
7.95%, 6/15/18		4,000	4,850,996
7.30%, 11/15/39		1,885	2,110,241

			6,961,237

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co.,
6.88%, 8/01/97		559	680,366

Road & Rail — 0.1%
Burlington Northern Santa Fe LLC,
5.75%, 5/01/40		3,090	3,410,047

Software — 0.2%
Oracle Corp.:
5.25%, 1/15/16		50	58,156
5.38%, 7/15/40(a)		4,000	4,302,312

			4,360,468

Tobacco — 0.4%
Philip Morris International, Inc.:
6.88%, 3/17/14		4,150	4,892,887
4.50%, 3/26/20		4,300	4,691,296

			9,584,183

Wireless Telecommunication Services — 0.5%
Vodafone Group Plc,
4.15%, 6/10/14(c)		11,790	12,734,120

Total Corporate Bonds — 17.1%			398,748,741

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(a)		9,100	9,673,591
Bank Nederlandse Gemeenten,
1.75%, 10/06/15(a)		15,795	15,747,457
CDP Financial, Inc.,
3.00%, 11/25/14(a)		13,420	13,935,690

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	47

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Agency Obligations
Dexia Credit Local SA:
2.00%, 3/05/13(a)	USD	6,415	$6,463,382
2.75%, 4/29/14(a)		3,595	3,690,126
Eksportfinans ASA:
1.88%, 4/02/13		16,775	17,136,149
3.00%, 11/17/14		6,700	7,064,513
2.00%, 9/15/15		14,980	15,017,180
5.50%, 5/25/16		7,150	8,350,435
Japan Finance Corp.,
2.00%, 6/24/11		6,510	6,577,730
Korea Electric Power Corp.,
5.13%, 4/23/34(a)		75	81,177
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		3,720	3,776,778
2.75%, 9/08/20		1,800	1,811,365
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		2,925	3,151,553
4.38%, 1/15/13		1,975	2,133,310
4.13%, 7/15/13		850	922,384
4.00%, 2/02/15		2,170	2,398,089
Pemex Finance Ltd.,
9.03%, 2/15/11		170	172,975
Petrobras International Finance Co.:
5.88%, 3/01/18		545	605,601
5.75%, 1/20/20		12,330	13,649,865
Qatari Diar Finance QSC,
3.50%, 7/21/15(a)		2,055	2,097,828

Total Foreign Agency Obligations — 5.8%			134,457,178

Foreign Government Obligations
Canada — 0.8%
Province of Ontario Canada:
1.88%, 11/19/12		8,140	8,331,689
4.10%, 6/16/14		8,680	9,535,258

			17,866,947

Israel — 0.6%
Israel Government AID Bond:
5.50%, 4/26/24		5,475	6,805,436
5.50%, 9/18/33		6,735	8,119,575

			14,925,011

Mexico — 0.2%
United Mexican States:
5.63%, 1/15/17		2,945	3,369,080
5.13%, 1/15/20		1,240	1,385,700
7.50%, 4/08/33		440	583,000

			5,337,780

Total Foreign Government Obligations — 1.6%			38,129,738

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 5.5%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A,
1.52%, 2/17/15(a)(b)		8,320	8,249,800
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		16,024	14,443,496
Series 2005-20CB, Class 3A3, 5.50%, 7/25/35		2,370	2,348,652
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2007-J3, Class A10, 6.00%, 7/25/37		14,103	11,791,881
Series 2006-OA5, Class 2A1, 0.46%, 4/25/46(b)		3,380	1,954,571
Series 2006-OA5, Class 3A1, 0.46%, 4/25/46(b)		5,742	3,536,762
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		3,312	2,716,928
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1,
5.52%, 8/25/35(b)		2,569	2,448,157
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1,
5.25%, 7/25/35(b)		2,859	2,788,573
Holmes Master Issuer Plc, Series 2007-2A, Class 3A1,
0.61%, 7/15/21(b)		3,700	3,663,603
Homebanc Mortgage Trust, Series 2005-4, Class A1,
0.53%, 10/25/35(b)		6,214	4,593,360
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,286	1,207,796
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		1,611	1,530,474
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1,
0.48%, 2/25/46(b)		4,314	1,752,068
Station Place Securitization Trust, Series 2009-1, Class A,
1.76%, 1/25/40(a)(b)		11,035	11,035,000
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-19XS, Class 1A1, 0.58%, 10/25/35(b)		4,780	3,190,372
Series 2007-3, Class 2A1, 5.58%, 4/25/47(b)		19,036	14,384,426
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR2, Class 2A5, 4.34%, 3/25/36(b)		160	136,533
Series 2006-AR3, Class A4, 5.55%, 3/25/36(b)		19,390	17,080,346
Series 2006-AR12, Class 2A1, 5.97%, 9/25/36(b)		4,229	3,905,057
Series 2006-AR18, Class 2A1, 5.52%, 11/25/36(b)		18,479	15,437,366

			128,195,221

Commercial Mortgage-Backed Securities — 12.1%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/11		7,402	7,489,935
Series 2007-3, Class A4, 5.84%, 5/10/17(b)		2,495	2,574,741
Series 2002-2, Class A3, 5.12%, 7/11/43		22,670	23,639,668
Series 2006-5, Class AM, 5.45%, 9/10/47		725	661,627
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class AM,
5.45%, 12/15/15(b)		810	811,947

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B,
5.21%, 3/11/12	USD	2,890	$3,013,618
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%, 7/10/37(b)		8,540	8,729,874
Series 2007-C9, Class A4, 6.01%, 12/10/49(b)		3,600	3,918,536
CW Capital Cobalt Ltd., Series 2006-C1, Class A2,
5.17%, 8/15/48(g)		12,951	13,604,414
DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B1,
6.91%, 6/10/31(b)		1,908	1,908,142
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35		14,137	14,923,643
Series 2002-2A, Class A3, 5.35%, 8/11/36		16,200	17,112,974
Series 2007-C1, Class A2, 5.42%, 12/10/49		18,000	18,634,855
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C3, Class A2, 6.96%, 11/15/10		302	301,408
Series 2001-C1, Class A2, 6.47%, 4/15/34		13,864	14,001,722
Series 2003-C3, Class A3, 4.65%, 4/10/40		996	1,013,609
Series 2003-C2, Class A2, 5.66%, 5/10/40(b)		18,085	19,851,510
Series 2006-C1, Class AM, 5.29%, 11/10/45(b)		1,270	1,244,748
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG9, Class A2, 5.38%, 7/10/12		19,776	20,492,084
Series 2004-GG1, Class A4, 4.76%, 6/10/36		2,218	2,229,229
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4,
5.56%, 11/10/39		2,760	2,939,702
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/11		14,120	14,600,456
Series 2001-CIB3, Class A3, 6.47%, 12/15/11		16,870	17,546,691
Series 2004-CB8, Class A1A, 4.16%, 4/12/14(a)		7,409	7,610,274
Series 2007-LD11, Class A2, 5.99%, 6/15/49(b)		20,000	20,893,668
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 6.10%, 6/15/38(b)		910	908,605
Series 2006-C7, Class AM, 5.38%, 11/15/38		910	898,930
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4,
5.24%, 11/12/35(b)		7,100	7,675,865
Prudential Mortgage Capital Funding LLC, Series 2001-ROCK, Class A2,
6.61%, 5/10/34		11,007	11,166,569
Wachovia Bank Commercial Mortgage Trust:
Series 2003-C6, Class A4, 5.13%, 8/15/35(b)		18,000	19,458,995
Series 2005-C21, Class A3, 5.20%, 10/15/44(b)		2,317	2,315,480

			282,173,519

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		59	7,785
Series 1987-2, 11.00%, 3/06/17		53	9,655

			17,440

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.66%, 6/20/29(a)(b)		6,382	198,593
Series 1997-C2, Class AX, 0.27%, 1/17/35(b)		2,256	11,607
Structured Asset Securities Corp., Series 1996-CFL, Class X1,
2.10%, 2/25/28(b)		2,106	119

			210,319

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 0.33%, 2/17/17(h)		61	59,983
Series 1987-2, 0.52%, 3/06/17(h)		53	51,182

			111,165

Total Non-Agency Mortgage-Backed Securities — 17.6%			410,707,664

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.5%
Goldman Sachs Capital II,
5.79%(b)(i)		1,925	1,633,844
JPMorgan Chase & Co.,
7.90%(b)(i)		8,915	9,553,581
Lehman Brothers Holdings Capital Trust VII,
5.86%(b)(d)(e)(i)		1,270	127

			11,187,552

Insurance — 0.5%
Chubb Corp.,
6.38%, 3/29/67(b)		5,000	4,925,000
Lincoln National Corp.,
6.05%, 4/20/67(b)		3,075	2,682,938
The Travelers Cos., Inc.,
6.25%, 3/15/37(b)		4,000	3,840,000

			11,447,938

Total Capital Trusts — 1.0%			22,635,490

	Shares
Preferred Stocks
Diversified Telecommunication Services — 0.0%
Centaur Funding Corp.(a)		205	223,322

Total Preferred Securities — 1.0%			22,858,812

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	49

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Taxable Municipal Bonds
Belvoir Land LLC, Series A-1,
5.27%, 12/15/47(a)	USD	1,600	$1,349,472
The Board of Trustees of The Leland Stanford Junior University,
4.25%, 5/01/16		3,340	3,745,610
Chicago O’Hare International Airport RB,
6.40%, 1/01/40		1,000	1,067,010
Irwin Land LLC RB, Series A-2,
5.30%, 12/15/35(a)		3,415	2,954,180
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39		4,790	6,024,670
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		3,850	4,041,884
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		2,845	3,199,373
State of California GO:
5.45%, 4/01/15		18,050	19,341,297
7.50%, 4/01/34		2,060	2,269,337
7.30%, 10/01/39		6,515	6,907,920
7.35%, 11/01/39		2,050	2,186,468
University of California RB,
5.95%, 5/15/45		2,730	2,776,492

Total Taxable Municipal Bonds — 2.4%			55,863,713

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.4%
Fannie Mae:
5.25%, 8/01/12(j)		14,600	15,750,363
4.63%, 5/01/13(c)		11,815	12,797,453
Freddie Mac,
5.00%, 2/16/17		2,390	2,806,771
Resolution Funding Corp. Interest Strip:
2.53%, 7/15/18(h)		2,850	2,342,731
2.59%, 10/15/18(h)		2,850	2,317,004
Small Business Administration Participation Certificates:
Series 1992-20H, 7.40%, 8/01/12		7	7,261
Series 1996-20J, 7.20%, 10/01/16		301	323,000
Series 1997-20B, Class 1, 7.10%, 2/01/17		300	325,519
Tennessee Valley Authority,
5.25%, 9/15/39		16,910	19,626,304

			56,296,406

Collateralized Mortgage Obligations — 1.5%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32(b)		11,515	12,983,599
Series 2004-88, Class HA, 6.50%, 7/25/34		3,270	3,536,551
Freddie Mac:
Series 3215, Class EP, 5.38%, 9/15/11		3,761	3,860,472
Series 2594, Class TV, 5.50%, 3/15/14		3,259	3,527,702
Series 1591, Class PK, 6.35%, 10/15/23		3,222	3,510,791
Series 2864, Class NA, 5.50%, 1/15/31		6,276	6,643,207
Series 2996, Class MK, 5.50%, 6/15/35		88	97,776

			34,160,098

Federal Deposit Insurance Corporation Guaranteed — 2.2%
Citigroup Funding, Inc.:
2.13%, 7/12/12		10,475	10,767,043
1.88%, 10/22/12(c)		20,200	20,715,464
General Electric Capital Corp.:
2.00%, 9/28/12(c)		12,800	13,152,435
2.13%, 12/21/12		5,125	5,288,185

			49,923,127

Interest Only Collateralized Mortgage Obligations — 2.0%
Fannie Mae:
Series 2006-82, Class SI, 6.17%, 9/25/36(b)		34,818	3,630,724
Series 2009-70, Class SI, 6.19%, 9/25/36(b)		32,874	3,843,434
Series 2009-90, Class IA, 5.49%, 3/25/37(b)		35,695	3,123,506
Series 2009-42, Class SI, 5.74%, 6/25/39(b)		28,978	2,854,598
Series 2010-64, Class AS, 6.24%, 6/25/40(b)		29,626	3,430,792
Series 2010-118, Class YB, 6.24%, 10/25/40(b)		41,000	4,776,158
Ginnie Mae:
Series 2009-106, Class SL, 5.84%, 4/20/36(b)		25,283	3,367,646
Series 2006-69, Class SA, 6.54%, 12/20/36(b)		5,302	598,065
Series 2009-16, Class SL, 7.08%, 1/20/37(b)		16,292	1,881,545
Series 2007-9, Class BI, 6.56%, 3/20/37(b)		13,421	1,509,152
Series 2009-106, Class SU, 5.94%, 5/20/37(b)		13,612	1,427,798
Series 2007-27, Class S, 6.24%, 5/20/37(b)		9,948	1,047,405
Series 2007-36, Class SA, 6.21%, 6/20/37(b)		6,944	802,452
Series 2009-33, Class SK, 6.14%, 5/20/39(b)		28,468	2,725,690
Series 2009-66, Class US, 5.74%, 8/16/39(b)		20,090	1,794,889
Series 2009-93, Class SM, 5.79%, 10/16/39(b)		8,232	719,873
Series 2009-93, Class SN, 5.79%, 10/16/39(b)		11,751	1,027,609
Series 2009-88, Class SK, 5.99%, 10/16/39(b)		14,441	1,532,351
Series 2009-92, Class SL, 6.04%, 10/16/39(b)		21,532	2,247,705
Series 2009-110, Class CS, 6.13%, 11/16/39(b)		14,458	1,415,267
Series 2009-106, Class KS, 6.14%, 11/20/39(b)		34,216	3,470,808

			47,227,467

Mortgage-Backed Securities — 84.1%
Fannie Mae Mortgage-Backed Securities:
7.00%, 12/01/10-6/01/32		536	574,451
5.50%, 6/01/11-10/01/40(k)		400,395	426,874,437
6.00%, 9/01/11-10/01/40(k)		300,862	324,082,465
4.50%, 12/01/20-10/01/40(c)(k)		251,795	262,510,603
4.00%, 2/01/25-10/01/40(k)		287,362	297,235,140
5.00%, 10/01/25-10/01/40(k)		294,776	312,108,076
3.64%, 1/01/31(b)		1,431	1,500,924
5.07%, 8/01/38(b)		8,434	8,965,013
5.14%, 8/01/38(b)		9,063	9,651,422
3.50%, 10/01/40(k)		22,500	22,661,719
6.50%, 10/01/40(k)		30,500	33,254,531

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities:
5.50%, 3/01/11-10/01/40(k)	USD	6,201	$6,643,024
6.00%, 10/01/11-12/01/32(k)		7,175	7,783,410
6.50%, 6/01/13-7/01/17		73	78,055
8.00%, 11/01/22-10/01/25		8	9,428
4.00%, 1/01/25-6/01/25		94,672	99,236,907
5.00%, 10/01/25-10/01/40(k)		43,994	46,227,973
3.17%, 10/01/35(b)		6,716	6,967,295
4.50%, 4/01/40-10/01/40(k)		67,646	70,577,602
Ginnie Mae Mortgage-Backed Securities:
7.00%, 3/15/13		37	37,769
9.00%, 7/15/18		1	1,146
7.50%, 11/15/29		1	603
5.50%, 3/15/32		20	21,972
6.00%, 12/15/36		538	587,121
5.00%, 10/01/40(k)		11,200	11,889,472
6.50%, 10/01/40(k)		11,100	12,203,063

			1,961,683,621

Total U.S. Government Sponsored Agency Securities — 92.2%			2,149,290,719

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21-8/15/21(c)(f)		30,590	46,221,794
8.00%, 11/15/21(c)(f)(j)		29,490	44,479,207
7.25%, 8/15/22		9,455	13,708,275
3.50%, 2/15/39(f)		7,490	7,246,575
4.25%, 5/15/39		12,625	13,879,609
4.38%, 5/15/40(f)		29,300	32,907,709
3.88%, 8/15/40		26,360	27,249,650
U.S. Treasury Notes:
0.88%, 2/29/12(f)		76,110	76,689,958
1.00%, 3/31/12		8,159	8,239,611
0.38%, 8/31/12(f)		48,900	48,863,716
1.25%, 9/30/15(f)		265,345	264,930,531
2.63%, 8/15/20(f)		119,485	120,605,172

Total U.S. Treasury Obligations — 30.3%			705,021,807

Total Long-Term Investments (Cost — $4,021,006,698) — 174.3%			4,062,621,394

	Shares
Short-Term Securities
Money Market Funds — 1.0%
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(l)(m)		24,142,136	24,142,136

Total Short-Term Securities (Cost — $24,142,136) — 1.0%			24,142,136

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10		121	76,570

Exchange-Traded Put Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 11/26/10		121	4,727

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	USD	30,300	1,210,747
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International		52,900	4,413,306
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		26,500	1,941,470
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.		9,000	631,707
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		92,300	9,113,021
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		23,600	2,004,747
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		26,600	2,320,090
Receive a fixed rate of 4.005% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Goldman Sachs Bank USA		34,600	3,844,288
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		13,600	1,648,932
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		53,800	7,259,108

			34,387,416

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.		32,500	11,954
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG		30,300	1,000,684
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		26,500	911,089
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.		9,000	470,218
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		92,300	547,164
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		23,600	663,873
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		26,600	733,283
See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	51

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Purchased
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 4.005% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Goldman Sachs Bank USA	USD	34,600	$154,011
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International		52,900	207,446
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		13,600	212,250
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		53,800	1,898,499

			6,810,471

Total Options Purchased (Cost — $33,916,151) — 1.8%			41,279,184

Total Investments Before TBA Sale Commitments and Options Written (Cost — $4,079,064,985*) — 177.1%			4,128,042,714

	Par (000)
TBA Sale Commitments(k)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/25-10/01/40		243,900	(252,140,862)
4.50%, 10/01/25-10/01/40		251,000	(261,451,406)
5.00%, 10/01/25-10/01/40		239,113	(251,732,256)
5.50%, 10/01/25-10/01/40		289,906	(308,293,058)
6.00%, 10/01/40		111,000	(119,186,250)
Freddie Mac Mortgage-Backed Securities:
6.00%, 7/01/25		2,900	(3,150,125)
4.00%, 10/01/25		84,500	(87,985,625)
4.50%, 10/01/40		67,646	(70,351,494)
5.00%, 10/01/40		43,694	(45,892,664)
Ginnie Mae Mortgage-Backed Securities,
6.00%, 10/01/40		500	(541,250)

Total TBA Sale Commitments (Proceeds — $1,405,152,203) — (60.1)%			(1,400,724,990)

	Notional Amount (000)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		12,400	(34,233)
Pay a fixed rate of 2.320% and receive a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.		17,600	(83,733)
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.		40,400	(781,969)
Pay a fixed rate of 3.075% and receive a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.		17,400	(764,300)
Pay a fixed rate of 3.230% and receive a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	33,800	(2,236,100)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	USD	10,000	(809,722)
Pay a fixed rate of 3.970% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.		16,900	(736,738)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG		20,000	(1,923,653)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		20,500	(2,369,977)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		39,200	(4,542,411)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		12,500	(1,071,147)
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker, Deutsche Bank AG		43,000	(4,393,052)
Pay a fixed rate of 4.210% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA		21,500	(1,073,242)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc		6,200	(627,341)
Pay a fixed rate of 4.755% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		18,100	(1,834,980)
Pay a fixed rate of 4.840% and receive a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker, JPMorgan Chase Bank, N.A.		17,500	(2,044,126)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		20,100	(2,405,818)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		29,200	(4,169,517)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		41,000	(5,924,775)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		35,400	(5,233,666)

			(43,060,500)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 1.960% and pay a floating rate based on 3-month LIBOR, Expires 11/30/10, Broker, Deutsche Bank AG		29,200	(40,591)
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		86,500	(20)
Receive a fixed rate of 2.315% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.		32,500	(1,284)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Written
Over-the-Counter Put Swaptions Written (continued)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.	USD	40,400	$(480,780)
Receive a fixed rate of 3.075% and pay a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.		17,400	(542,843)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		12,400	(25,507)
Receive a fixed rate of 3.230% and pay a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	33,800	(2,096,094)
Receive a fixed rate of 3.320% and pay a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.	USD	17,600	(24,113)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.		10,000	(306,525)
Receive a fixed rate of 3.970% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.		16,900	(591,322)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.		48,200	(1,317,004)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG		20,000	(467,166)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		20,500	(81,134)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		39,200	(153,077)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		12,500	(516,903)
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker, Deutsche Bank AG		43,000	(924,779)
Receive a fixed rate of 4.210% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA		21,500	(668,946)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc		6,200	(208,231)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.		44,500	(1,222,255)
Receive a fixed rate of 4.755% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		18,100	(971,978)
Receive a fixed rate of 4.840% and pay a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker, JPMorgan Chase Bank, N.A.		17,500	(686,028)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		20,100	(767,689)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		29,200	(586,518)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		41,000	(811,087)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		35,400	(717,910)

			(14,209,784)

Total Options Written (Premiums Received — $47,987,079) — (2.5)%			(57,270,284)

Total Investments Net of TBA Sale Commitments and Options Written — 114.5%			2,670,047,440
Liabilities in Excess of Other Assets — (14.5)%			(338,603,282)

Net Assets — 100.0%			$2,331,444,158

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,082,184,993

Gross unrealized appreciation	$109,838,590
Gross unrealized depreciation	(63,980,869)

Net unrealized appreciation	$45,857,721

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(g)	All or a portion of security has been pledged as collateral in connection with Term Asset-Backed Securities Loan Facility (“TALF”) Program.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(k)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(28,243,125)	$30,656
BNP Paribas	$(67,888,168)	$62,592
Citibank, N.A.	$137,485,547	$2,175
Credit Suisse International	$(27,289,327)	$(162,819)
Deutsche Bank AG	$259,861	$48,375
Goldman Sachs Bank USA	$(261,311,464)	$2,139,018
JPMorgan Chase Bank N.A.	$119,007,535	$151,441
Morgan Stanley Capital Services, Inc.	$(84,451,227)	$485,532
Nomura Securities International, Inc.	$20,515,031	$170,391
RBC Dain Rauscher, Inc.	$1,066,250	$(2,500)
Royal Bank of Scotland Plc	$84,915,528	$369,945

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	53

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
UBS AG	$(35,035,223)	$131,738
Wells Fargo & Co.	$(76,636,937)	$115,656

(l)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,271,634	9,870,502	24,142,136	$24,346

(m)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank, Plc	0.16%	4/08/10	Open	$49,882,606	$49,875,000
Barclays Bank, Plc	0.24%	9/17/10	Open	$77,422,225	77,415,000
Barclays Bank, Plc	0.17%	9/22/10	Open	$50,314,638	50,312,500
Barclays Bank, Plc	0.20%	9/23/10	Open	$48,841,046	48,838,875
Barclays Bank, Plc	0.19%	9/30/10	Open	$84,867,486	84,867,038
Credit Suisse International	0.28%	9/30/10	Open	$170,787,578	170,786,250
JPMorgan Chase Bank, N.A.	0.38%	9/30/10	10/01/10	$60,848,142	60,847,500
JPMorgan Chase Bank, N.A.	0.23%	9/30/10	10/15/10	$1,997,691	1,997,500

Total					$544,939,663

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	46,333,055	EUR	35,525,000	Citibank, N.A.	10/14/10	$(1,267,259)
CHF	11,504,732	EUR	8,680,000	Goldman Sachs Bank USA	10/14/10	(122,416)
CHF	11,161,135	EUR	8,680,000	Royal Bank of Scotland Plc	10/14/10	(472,128)
EUR	8,680,000	CHF	11,161,438	Goldman Sachs Bank USA	10/14/10	471,818
EUR	35,525,000	CHF	46,635,977	Goldman Sachs Bank USA	10/14/10	958,951
EUR	8,680,000	CHF	11,332,261	Royal Bank of Scotland Plc	10/14/10	297,957
EUR	17,465,000	USD	22,822,249	Citibank, N.A.	10/14/10	984,542
EUR	18,705,000	USD	23,882,356	Goldman Sachs Bank USA	10/14/10	1,614,697
EUR	17,465,000	USD	22,785,712	Royal Bank of Scotland Plc	10/14/10	1,021,079
JPY	1,453,181,726	USD	17,385,000	BNP Paribas	10/14/10	24,685
JPY	1,963,400,280	USD	23,280,000	BNP Paribas	10/14/10	242,302
JPY	1,468,159,062	USD	17,275,000	BNP Paribas	10/14/10	314,119
JPY	1,478,386,625	USD	17,375,000	Citibank, N.A.	10/14/10	336,649
JPY	1,946,925,975	USD	23,215,000	Credit Agricole SA	10/14/10	109,933
JPY	1,955,228,088	USD	23,320,000	Morgan Stanley Capital Services, Inc.	10/14/10	104,396
JPY	28,898,235	USD	345,000	Royal Bank of Scotland Plc	10/14/10	1,212
JPY	1,503,939,290	USD	17,570,000	Royal Bank of Scotland Plc	10/14/10	447,780
USD	22,725,283	EUR	17,465,000	Citibank, N.A.	10/14/10	(1,081,509)
USD	22,837,618	EUR	17,465,000	Citibank, N.A.	10/14/10	(969,173)
USD	11,973,511	EUR	9,355,000	Citibank, N.A.	10/14/10	(778,423)
USD	12,005,272	EUR	9,355,000	Goldman Sachs Bank USA	10/14/10	(746,662)
USD	11,635,000	JPY	980,231,297	BNP Paribas	10/14/10	(108,554)
USD	23,440,000	JPY	1,965,279,920	BNP Paribas	10/14/10	(104,821)
USD	11,640,000	JPY	983,358,840	Citibank, N.A.	10/14/10	(141,023)
USD	23,320,000	JPY	1,963,520,680	Deutsche Bank AG	10/14/10	(203,744)
USD	23,440,000	JPY	1,962,502,280	Deutsche Bank AG	10/14/10	(71,543)
USD	11,640,000	JPY	982,206,480	Goldman Sachs Bank USA	10/14/10	(127,217)
USD	11,555,000	JPY	975,357,550	Royal Bank of Scotland Plc	10/14/10	(130,164)
USD	23,095,000	JPY	1,947,152,152	UBS AG	10/14/10	(232,643)
USD	1,329,615	EUR	1,045,500	Citibank, N.A.	11/17/10	(95,128)

	Total					$277,713

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
80	Euro-Bund	Eurex	December 2010	$14,333,779	$(99,108)
3,467	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$437,004,516	(251,702)
362	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$48,406,187	196,066

Total					$(154,744)

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
735	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$161,321,016	$(13,725)
335	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$40,490,508	(1,910)
319	Ultra Treasury Bonds	Chicago Board Options	December 2010	$45,068,719	103,701
157	Euro Dollar Futures	Chicago Mercantile	December 2010	$39,108,700	(21,114)
327	Euro Dollar Futures	Chicago Mercantile	March 2011	$81,414,825	(58,998)
280	Euro Dollar Futures	Chicago Mercantile	June 2011	$69,660,500	(68,828)
276	Euro Dollar Futures	Chicago Mercantile	September 2011	$68,599,800	(196,613)
687	Euro Dollar Futures	Chicago Mercantile	December 2011	$170,547,750	(567,412)
210	Euro Dollar Futures	Chicago Mercantile	March 2012	$52,061,625	(86,280)
140	Euro Dollar Futures	Chicago Mercantile	June 2012	$34,655,250	(67,846)
115	Euro Dollar Futures	Chicago Mercantile	September 2012	$28,423,687	(59,992)
105	Euro Dollar Futures	Chicago Mercantile	December 2012	$25,906,125	(61,969)
104	Euro Dollar Futures	Chicago Mercantile	March 2013	$25,616,500	(61,248)
62	Euro Dollar Futures	Chicago Mercantile	June 2013	$15,241,925	(35,410)
20	Euro Dollar Futures	Chicago Mercantile	September 2013	$4,907,250	(5,248)

Total					$(1,202,892)

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.76%(a)	3-month LIBOR	Credit Suisse International	August 2012	USD	13,600	$(54,022)
1.69%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	8,300	(98,690)
1.64%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	USD	55,100	(527,391)
1.71%(a)	3-month LIBOR	Citibank, N.A.	September 2015	USD	62,550	(686,284)
1.69%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2015	USD	15,000	141,768
1.60%(a)	3-month LIBOR	Deutsche Bank AG	September 2015	USD	8,800	(39,422)
2.13%(a)	3-month LIBOR	Barclays Bank Plc	August 2017	USD	11,600	(96,278)
4.80%(a)	3-month LIBOR	Barclays Bank Plc	June 2020	USD	72,400	(11,773,043)
2.50%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	68,600	224,322
2.56%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	25,900	(30,503)
2.77%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	13,280	(261,947)
2.82%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	3,100	(74,345)
2.68%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	16,900	(197,208)
2.80%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	USD	7,100	(155,448)
2.69%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	32,900	(376,497)
2.62%(a)	3-month LIBOR	Credit Suisse International	September 2020	USD	19,800	(111,194)
2.70%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	76,200	979,056
2.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	8,700	(107,445)
2.62%(a)	3-month LIBOR	UBS AG	September 2020	USD	14,900	(81,650)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	55

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.57%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	6,200	$(7,438)
2.59%(a)	3-month LIBOR	Goldman Sachs Bank USA	September 2020	USD	4,500	(10,822)
2.60%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	25,900	97,264
2.59%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	9,900	24,036
2.55%(a)	3-month LIBOR	UBS AG	September 2020	USD	10,100	10,720
3.46%(a)	3-month LIBOR	BNP Paribas	October 2020	USD	15,800	(1,226,697)
3.50%(a)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	13,700	(468,898)
3.48%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	USD	8,700	(261,768)

Total						$(15,169,824)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues - sold protection outstanding as of September 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	December 2014	BBB	USD	14,200	$59,553

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	19,500	$(104,987)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	19,500	(123,773)

Total						$(228,760)

•	Total return swaps outstanding as of September 30, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Goldman Sachs Bank USA	January 2038	USD	11,462	(92,684)[1]
6.50%	JPMorgan Chase Bank, N.A.	January 2038	USD	11,500	(53,265)[1]
6.50%	JPMorgan Chase Bank, N.A.	January 2038	USD	29,886	(80,962)[1]
6.50%	Credit Suisse International	January 2038	USD	25,309	(86,333)[1]
5.50%	Goldman Sachs Bank USA	January 2039	USD	21,556	201,207 [2]

Total					$(112,037)

1	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

2	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Total Return Portfolio II

or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset Backed Securities	—	$136,177,608	$11,365,414	$147,543,022
Corporate Bonds	—	398,730,929	17,812	398,748,741
Foreign Agency Obligations	—	134,457,178	—	134,457,178
Foreign Government Obligations	—	38,129,738	—	38,129,738
Non-Agency Mortgage-Backed Securities	—	402,457,864	8,249,800	410,707,664
Preferred Securities	—	22,858,812	—	22,858,812
Taxable Municipal Bonds	—	55,863,713	—	55,863,713
U.S. Government Sponsored Agency Securities	—	2,149,290,719	—	2,149,290,719
U.S. Treasury Obligations	—	705,021,807	—	705,021,807
Short-Term Securities	$24,142,136	—	—	24,142,136
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(1,400,724,990)	—	(1,400,724,990)

Total	$24,142,136	$2,642,263,378	$19,633,026	$2,686,038,540

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$59,553	—	$59,553
Foreign currency exchange contracts	—	6,930,120	—	6,930,120
Interest rate contracts	$381,064	42,675,053	$201,207	43,257,324
Liabilities:
Credit contracts	—	(228,760)	—	(228,760)
Foreign currency exchange contracts	—	(6,652,407)	—	(6,652,407)
Interest rate contracts	(1,657,403)	(73,917,274)	(313,244)	(75,887,921)

Total	$(1,276,339)	$(31,133,715)	$(112,037)	$(32,522,091)

1	Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Balance, as of September 30, 2009	$6,631,664	—	—	$6,631,664
Accrued discounts/premiums	8,629	—	—	8,629
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation/depreciation[2]	4,725,121	—	$(70,200)	4,654,921
Purchases	—	—	8,320,000	8,320,000
Sales	—	—	—	—
Transfers in3	—	$17,812	—	17,812
Transfers out[3]	—	—	—	—

Balance, as of September 30, 2010	$11,365,414	$17,812	$8,249,800	$19,633,026

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	57

Schedule of Investments (concluded)	BlackRock Total Return Portfolio II

	U.S. Government Sponsored Agency Obligations	TALF Loans	Total
Assets/Liabilities:
Balance, as of September 30, 2009	$6,152,388	$(57,340,142)	$(51,187,754)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	188,647	(57,119)	131,528
Purchases	—	—	—
Sales	(6,341,035)	57,397,261	51,056,226
Transfers in3	—	—	—
Transfers out[3]	—	—	—

Balance, as of September 30, 2010	—	—	—

2	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $4,654,921.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of September 30, 2009	$(2,206,384)
Accrued discounts/premiums	—
Net realized gain (loss)	(1,798,095)
Net change in unrealized appreciation/depreciation[4]	3,892,442
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$(112,037)

4	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held at September 30, 2010 was $(112,037).

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Statements of Assets and Liabilities

September 30, 2010	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Assets
Investments at value - unaffiliated[1,2]	$4,050,046,456	$2,638,630,190	$1,961,131,620	$4,103,900,578
Investments at value - affiliated[3]	—	72,201,853	6,094,807	24,142,136
Cash pledged as collateral in connection with financial futures contracts	—	5,250,000	—	—
Cash pledged as collateral in connection with swaps	—	500,000	—	—
Foreign currency at value[4]	—	17,173,351	375,070	240,283
Swap premiums paid	811,296	—	—	—
TBA sale commitments receivable	2,801,709,640	—	—	1,405,152,203
Investments sold receivable	249,680,413	53,806,054	1,957,034	1,369,649,093
Capital shares sold receivable	10,764,851	15,441,460	8,839,975	4,508,844
Interest receivable	8,574,967	46,061,285	16,300,771	18,767,612
Unrealized appreciation on swaps	4,676,905	576,653	400,310	1,737,926
Margin variation receivable	51,572	161,828	155,210	195,303
Dividends receivable - affiliated	20,537	16,423	1,010	2,574
Receivable from advisor	4,209	36,821	39,829	14,912
Principal paydown receivable	14	—	727,216	599,510
Unrealized appreciation on foreign currency exchange contracts	—	1,089,432	21,994	6,930,120
Dividends receivable	—	59,461	—	—
Securities lending income receivable - affiliated	—	80	—	—
Prepaid expenses	88,847	157,110	96,706	121,123
Other assets	—	2,781,257	—	—

Total assets	7,126,429,707	2,853,943,258	1,996,141,552	6,935,962,217

Liabilities
Bank overdraft	597,834	973,201	488,962	20,358,625
Investments purchased payable	2,935,263,359	118,355,645	26,205,753	2,538,972,878
TBA sale commitments at value[5]	2,800,269,627	—	—	1,400,724,990
Reverse repurchase agreements	244,117,500	—	291,749,580	544,939,663
Options written at value[6]	49,290,305	—	8,186,518	57,270,284
Unrealized depreciation on swaps	7,358,668	1,535,740	1,464,247	17,188,994
Interest expense payable	4,613,159	—	40,596	2,303,324
Collateral received from swap contracts	4,560,000	400,000	—	4,600,000
Capital shares redeemed payable	3,967,428	3,976,909	9,546,065	3,612,090
Income dividends payable	1,898,575	4,826,857	823,067	2,147,493
Service and distribution fees payable	373,181	370,851	284,846	182,885
Investment advisory fees payable	296,674	975,345	407,267	731,832
Margin variation payable	265,441	76,154	112,097	593,624
Other affiliates payable	52,353	100,353	63,955	88,916
Officer’s and Trustees’ fees payable	9,774	17,375	12,349	16,841
Cash collateral on securities loaned at value	—	233,200	—	—
Unrealized depreciation on foreign currency exchange contracts	—	12,170,748	4,743,044	6,652,407
Premiums received for swap contracts	—	731,202	3,603,756	3,096,956
Cash collateral on reverse repurchase agreements	—	—	—	297,000
Other accrued expenses payable	989,630	995,712	758,473	739,257

Total liabilities	6,053,923,508	145,739,292	348,490,575	4,604,518,059

Net Assets	$1,072,506,199	$2,708,203,966	$1,647,650,977	$2,331,444,158

Net Assets Consist of
Paid-in capital	$1,102,848,040	$2,811,260,661	$1,715,921,008	$2,441,631,998
Undistributed net investment income	6,675,312	21,368,033	4,459,296	8,063,352
Accumulated net realized loss	(41,478,061)	(208,890,665)	(99,763,511)	(145,838,851)
Net unrealized appreciation/depreciation	4,460,908	84,465,937	27,034,184	27,587,659

Net Assets	$1,072,506,199	$2,708,203,966	$1,647,650,977	$2,331,444,158

[1] Investments at cost - unaffiliated	$4,032,353,428	$2,544,626,320	$1,925,575,285	$4,054,922,849
[2] Securities loaned	—	—	—	—
[3] Investments at cost - affiliated	$—	$72,201,853	$6,104,299	$24,142,136
[4] Foreign currency at cost	—	$16,927,615	$360,031	$231,607
[5] Proceeds from TBA sale commitments	$2,801,709,640	—	—	$1,405,152,203
[6] Premiums received	$38,205,712	—	$6,424,656	$47,987,079

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	59

Statements of Assets and Liabilities (continued)

September 30, 2010	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Net Asset Value
BlackRock
Net assets	$86,459	$725,723,648	$289,967,856	$1,077,975,866

Shares outstanding[7]	7,746	97,083,870	29,922,930	112,179,686

Net asset value	$11.16	$7.48	$9.69	$9.61

Institutional
Net assets	$60,653,335	$738,473,688	$306,895,057	$790,767,841

Shares outstanding[7]	5,432,613	98,815,977	31,637,754	82,506,212

Net asset value	$11.16	$7.47	$9.70	$9.58

Service
Net assets	$4,264,800	$173,027,146	$694,407,091	$37,639,153

Shares outstanding[7]	382,186	23,144,838	71,612,545	3,925,059

Net asset value	$11.16	$7.48	$9.70	$9.59

Investor A
Net assets	$624,949,250	$848,953,337	$191,078,872	$280,856,521

Shares outstanding[7]	55,935,193	113,599,288	19,706,255	29,263,032

Net asset value	$11.17	$7.47	$9.70	$9.60

Investor A1
Net assets	—	—	$24,987,268	—

Shares outstanding[7]	—	—	2,574,405	—

Net asset value	—	—	$9.71	—

Investor B
Net assets	$9,339,596	$15,539,825	$4,867,118	$10,118,318

Shares outstanding[7]	835,716	2,078,993	501,660	1,055,046

Net asset value	$11.18	$7.47	$9.70	$9.59

Investor B1
Net assets	$78,811,451	$15,693,967	$546,576	—

Shares outstanding[7]	7,054,609	2,099,844	56,370	—

Net asset value	$11.17	$7.47	$9.70	—

7	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Statements of Assets and Liabilities (concluded)

September 30, 2010	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Net asset value
Investor B2
Net assets	—	—	$3,549,487	—

Shares outstanding[7]	—	—	366,046	—

Net asset value	—	—	$9.70	—

Investor C
Net assets	$80,514,174	$144,224,275	$108,010,090	$133,691,499

Shares outstanding[7]	7,217,353	19,280,908	11,141,841	13,991,003

Net asset value	$11.16	$7.48	$9.69	$9.56

Investor C1
Net assets	$152,152,936	$26,265,544	$5,190,959	—

Shares outstanding[7]	13,641,293	3,509,473	535,317	—

Net asset value	$11.15	$7.48	$9.70	—

Investor C2
Net assets	—	—	$18,150,603	—

Shares outstanding[7]	—	—	1,871,876	—

Net asset value	—	—	$9.70	—

Class R
Net assets	$61,734,198	$20,302,536	—	$394,960

Shares outstanding[7]	5,528,970	2,717,377	—	41,129

Net asset value	$11.17	$7.47	—	$9.60

7	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	61

Statements of Operations

Year Ended September 30, 2010	BlackRock Government Income Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Investment Income
Interest	$52,283,581	$209,659,900	$52,487,050	$114,634,124
Interest - affiliated	—	—	804,164	—
Dividends - affiliated	51,452	67,171	24,271	24,346
Dividends	—	1,846,306	—	18,614
Securities lending - affiliated	—	403	—	—

Total income	52,335,033	211,573,780	53,315,485	114,677,084

Expenses
Investment advisory	5,305,554	10,897,199	6,797,359	10,373,040
Service and distribution - class specific	4,606,914	4,214,332	2,819,726	2,022,807
Transfer agent - class specific	2,426,117	2,809,589	1,108,117	1,775,115
Administration	742,757	1,430,814	922,098	1,362,982
Custodian	304,972	172,997	112,229	305,040
Administration - class specific	256,504	536,296	342,521	461,003
Printing	161,760	326,455	187,333	251,893
Professional	98,364	167,663	168,204	313,886
Registration	89,149	194,732	179,631	125,842
Officer and Trustees	36,345	70,541	46,424	61,393
Borrowing costs[1]	—	—	67,150	93,022
Miscellaneous	127,665	173,104	102,522	200,420
Recoupment of past waived fees - class specific	10,625	14,411	62,577	38,862

Total expenses excluding interest expense and fees	14,166,726	21,008,133	12,915,891	17,385,305
Interest expense[1]	1,128,645	17,562	2,053,409	4,099,727

Total expenses	15,295,371	21,025,695	14,969,300	21,485,032
Less fees waived by advisor	(2,017,145)	(74,771)	(2,728,471)	(2,973,996)
Less administration fees waived - class specific	(73,196)	(298,292)	(148,259)	(317,753)
Less transfer agent fees waived - class specific	(3,226)	(13,252)	(2,424)	(12,895)
Less transfer agent fees reimbursed - class specific	(221,398)	(159,298)	(203,101)	(403,676)
Less fees paid indirectly	(417)	(2,591)	(255)	(607)

Total expenses after fees waived, reimbursed and paid indirectly	12,979,989	20,477,491	11,886,790	17,776,105

Net investment income	39,355,044	191,096,289	41,428,695	96,900,979

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	63,806,762	115,639,924	(876,183)	37,309,088
Investments - affiliated	677	8	(94,504)	—
Options written	13,921,092	1,379,625	6,617,759	31,170,343
Financial futures contracts	(19,591,963)	1,005,924	4,084,975	(8,224,793)
Swaps	(2,824,672)	(11,813,739)	(1,618,390)	5,838,410
Foreign currency transactions	—	18,128,128	2,957,444	2,975,700

	55,311,896	124,339,870	11,071,101	69,068,748

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	22,640,367	132,087,586	47,050,479	96,589,840
Investments - affiliated	—	—	(469,224)	—
Options written	(13,925,149)	—	(2,651,415)	(8,684,887)
Financial futures contracts	6,861	(798,836)	(1,149,830)	(2,715,483)
Swaps	(684,692)	9,809,593	(1,009,672)	(21,390,163)
Foreign currency transactions	(459,661)	(11,102,481)	(4,626,041)	(665,440)

	7,577,726	129,995,862	37,144,297	63,133,867

Total realized and unrealized gain	62,889,622	254,335,732	48,215,398	132,202,615

Net Increase in Net Assets Resulting from Operations	$102,244,666	$445,432,021	$89,644,093	$229,103,594

1	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Statements of Changes in Net Assets

	BlackRock Government Income Portfolio		BlackRock High Yield Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income	$39,355,044	$49,705,343	$191,096,289	$173,845,251
Net realized gain (loss)	55,311,896	21,810,752	124,339,870	(94,117,128)
Net change in unrealized appreciation/depreciation	7,577,726	28,944,692	129,995,862	208,074,693

Net increase in net assets resulting from operations	102,244,666	100,460,787	445,432,021	287,802,816

Dividends to Shareholders From
Net investment income:
BlackRock	(3,703)	(1,687)	(51,468,636)	(44,074,456)
Institutional	(2,501,724)	(5,680,651)	(46,268,708)	(41,338,829)
Service	(67,310)	(36,772)	(13,599,846)	(14,582,783)
Investor A	(23,843,754)	(32,327,002)	(62,139,706)	(57,458,390)
Investor B	(359,299)	(784,479)	(1,596,231)	(2,626,784)
Investor B1	(2,712,228)	(4,221,002)	(1,385,338)	(2,389,725)
Investor C	(2,207,120)	(2,986,560)	(8,504,340)	(6,320,726)
Investor C1	(4,798,194)	(6,055,581)	(1,928,713)	(2,270,044)
Class R	(2,020,226)	(2,458,578)	(1,219,526)	(895,068)

Decrease in net assets resulting from dividends to shareholders	(38,513,558)	(54,552,312)	(188,111,044)	(171,956,805)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(177,908,066)	(233,047,071)	251,970,845	453,627,476

Redemption Fees
Redemption fees	—	—	112,617	197,218

Net Assets
Total increase (decrease) in net assets	(114,176,958)	(187,138,596)	509,404,439	569,670,705
Beginning of year	1,186,683,157	1,373,821,753	2,198,799,527	1,629,128,822

End of year	$1,072,506,199	$1,186,683,157	$2,708,203,966	$2,198,799,527

Undistributed (distributions in excess of) net investment income	$6,675,312	$2,220,638	$21,368,033	$(5,902,422)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	63

Statements of Changes in Net Assets (concluded)

	BlackRock Low Duration Bond Portfolio		BlackRock Total Return Portfolio II
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income	$41,428,695	$39,342,022	$96,900,979	$127,524,236
Net realized gain (loss)	11,071,101	(43,258,408)	69,068,748	(135,302,700)
Net change in unrealized appreciation/depreciation	37,144,297	60,030,554	63,133,867	251,218,089

Net increase in net assets resulting from operations	89,644,093	56,114,168	229,103,594	243,439,625

Dividends to Shareholders From
Net investment income:
BlackRock	(10,787,120)	(10,028,926)	(56,714,643)	(75,626,942)
Institutional	(9,536,406)	(8,064,452)	(32,715,798)	(50,315,839)
Service	(15,208,911)	(14,097,764)	(1,812,230)	(2,589,947)
Investor A	(5,066,385)	(3,070,739)	(11,610,358)	(11,987,889)
Investor A1	(842,934)	(1,138,140)	—	—
Investor B	(179,273)	(393,742)	(447,144)	(899,697)
Investor B1	(17,257)	(25,226)	—	—
Investor B2	(126,839)	(215,661)	—	—
Investor C	(2,074,601)	(1,490,093)	(4,479,741)	(4,608,134)
Investor C1	(159,374)	(229,225)	—	—
Investor C2	(577,756)	(755,251)	—	—
Class R	—	—	(14,964)	(10,875)

Decrease in net assets resulting from dividends to shareholders	(44,576,856)	(39,509,219)	(107,794,878)	(146,039,323)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	484,983,741	(10,312,641)	(245,933,152)	(447,208,101)

Net Assets
Total increase (decrease) in net assets	530,050,978	6,292,308	(124,624,436)	(349,807,799)
Beginning of year	1,117,599,999	1,111,307,691	2,456,068,594	2,805,876,393

End of year	$1,647,650,977	$1,117,599,999	$2,331,444,158	$2,456,068,594

Undistributed net investment income	$4,459,296	$4,552,762	$8,063,352	$6,855,076

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Statements of Cash Flows

For the Year Ended September 30, 2010	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
Cash Used in Operating Activities
Cash flows from operating activities:
Net increase in net assets resulting from operations:	$89,644,093	$229,103,594
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Decrease in dividends receivable - affiliated	521	12,941
Increase in interest receivable	(9,281,351)	(1,607,829)
(Increase) decrease in prepaid expenses	(850)	22,689
Increase in investment advisory fees payable	124,079	50,817
Increase in swap premiums received	3,603,756	3,096,956
Decrease in other affiliates payable	(244,772)	(502,411)
(Increase) decrease in receivable advisor	(37,964)	61,993
Increase (decrease) in collateral received for swaps	(600,000)	4,600,000
Increase in cash collateral received for financial futures contracts	—	297,000
Increase in receivable from TBA sale commitments	—	(982,667,191)
Increase in receivable from principal paydowns	(681,494)	(411,328)
Increase in TBA sale commitments at value	—	975,775,652
Increase in other accrued expenses payable	625,397	586,505
Increase (decrease) in interest expense payable	(17,038)	1,298,416
Increase in net margin variation payable	17,642	828,938
Net change in unrealized (appreciation)/depreciation	(42,920,168)	(59,623,251)
Net realized gain (loss) from sales of long-term investments	3,478,943	(41,212,063)
Net change in options written	(5,839,128)	(7,533,106)
Amortization of premium and discount on investments	11,171,808	12,076,402
Proceeds from sales and paydowns of long-term investments	2,204,835,687	25,258,421,499
Purchases of long-term investments	(2,898,558,146)	(25,515,103,358)
Net purchases of short-term securities	(837,266)	(37,952,322)

Cash used in operating activities	(645,516,251)	(160,379,457)

Cash Provided by Financing Activities
Cash receipts from borrowings	2,972,776,436	33,750,214,272
Cash payments from borrowings	(2,812,810,759)	(33,262,614,751)
Proceeds from shares sold	1,171,082,993	711,090,475
Shares redeemed	(683,510,838)	(1,038,189,304)
Cash dividends paid to shareholders	(6,811,774)	(25,465,480)
Increase in bank overdrafts	418,480	20,358,625

Cash provided by financing activities	641,144,538	155,393,837

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	4,745,725	71,013

Cash:
Net increase (decrease) in cash	374,012	(4,914,607)
Cash at beginning of year	1,058	5,154,890

Cash at ending of year	$375,070	$240,283

Cash Flow Information:
Cash paid during the period for interest	$2,070,447	$2,801,311

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$37,853,596	$84,267,663

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	65

Financial Highlights	BlackRock Government Income Portfolio

	BlackRock Shares					Institutional Shares
	Year Ended September 30,					Year Ended September 30,			Period October 2, 2006[1] to
	2010	2009	2008	2007	2006	2010	2009	2008	September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.49	$10.15	$10.34	$10.75	$10.91	$10.49	$10.15	$10.33	$10.73

Net investment income[2]	0.45	0.45	0.53	0.55	0.50	0.43	0.43	0.50	0.53
Net realized and unrealized gain (loss)	0.67	0.38	(0.17)	(0.46)	(0.19)	0.67	0.38	(0.16)	(0.42)

Net increase from investment operations	1.12	0.83	0.36	0.09	0.31	1.10	0.81	0.34	0.11

Dividends from net investment income	(0.45)	(0.49)	(0.55)	(0.50)	(0.47)	(0.43)	(0.47)	(0.52)	(0.51)

Net asset value, end of period	$11.16	$10.49	$10.15	$10.34	$10.75	$11.16	$10.49	$10.15	$10.33

Total Investment Return[3]
Based on net asset value	10.94%	8.35%	3.39%	1.19%	2.96%	10.74%	8.15%	3.24%	1.05%[4]

Ratios to Average Net Assets
Total expenses	0.87%	0.85%	0.91%	0.78%	0.70%	1.02%	1.02%	1.50%	1.12%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.56%	0.50%	0.62%	0.59%	0.45%	0.74%	0.73%	1.16%	0.94%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	0.45%	0.45%	0.45%	0.45%	0.45%	0.64%	0.68%	0.70%	0.67%[5]

Net investment income	4.28%	4.38%	5.03%	5.13%	4.65%	4.08%	4.11%	4.76%	5.00%[5]

Supplemental Data
Net assets, end of period (000)	$86	$88	$5	$6	$9,440	$60,653	$74,994	$168,551	$272,012

Portfolio turnover	1,464%[6]	2,008%[7]	5,424%[8]	1,659%	551%	1,464%[6]	2,008%[7]	5,424%[8]	1,659%

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Service Shares					Investor A Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.49	$10.14	$10.33	$10.74	$10.90	$10.50	$10.15	$10.34	$10.75	$10.91

Net investment income[2]	0.50	0.42	0.49	0.53	0.46	0.41	0.41	0.48	0.50	0.45
Net realized and unrealized gain (loss)	0.57	0.38	(0.16)	(0.44)	(0.19)	0.66	0.39	(0.17)	(0.42)	(0.19)

Net increase from investment operations	1.07	0.80	0.33	0.09	0.27	1.07	0.80	0.31	0.08	0.26

Dividends from net investment income	(0.40)	(0.45)	(0.52)	(0.50)	(0.43)	(0.40)	(0.45)	(0.50)	(0.49)	(0.42)

Net asset value, end of year	$11.16	$10.49	$10.14	$10.33	$10.74	$11.17	$10.50	$10.15	$10.34	$10.75

Total Investment Return[3]
Based on net asset value	10.49%	8.07%	3.08%	0.86%	2.57%	10.44%	8.00%	2.92%	0.73%	2.52%

Ratios to Average Net Assets
Total expenses	1.10%	1.11%	1.60%	6.95%	1.05%	1.19%	1.12%	1.69%	1.40%	1.20%

Total expenses excluding recoupment of past waived fees	1.07%	1.11%	1.60%	6.95%	1.05%	1.19%	1.12%	1.69%	1.40%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%	0.89%	1.40%	1.19%	0.82%	1.00%	0.95%	1.49%	1.20%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	0.81%	0.84%	0.76%	0.72%	0.82%	0.90%	0.90%	0.92%	0.92%	0.89%

Net investment income	4.65%	3.98%	4.65%	5.06%	4.28%	3.85%	3.95%	4.51%	4.75%	4.22%

Supplemental Data
Net assets, end of year (000)	$4,265	$1,083	$844	$768	$133	$624,949	$697,947	$773,275	$928,828	$310,258

Portfolio turnover	1,464%[6]	2,008%[7]	5,424%[8]	1,659%	551%	1,464%[6]	2,008%[7]	5,424%[8]	1,659%	551%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 896%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 1,449%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	67

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Investor B Shares					Investor B1 Shares
	Year Ended September 30,					Year Ended September 30,			Period October 2, 2006[1] to
	2010	2009	2008	2007	2006	2010	2009	2008	September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.50	$10.15	$10.34	$10.75	$10.91	$10.50	$10.15	$10.34	$10.74

Net investment income[2]	0.31	0.33	0.39	0.42	0.36	0.35	0.36	0.42	0.44
Net realized and unrealized gain (loss)	0.68	0.39	(0.16)	(0.42)	(0.18)	0.66	0.38	(0.17)	(0.41)

Net increase from investment operations	0.99	0.72	0.23	—	0.18	1.01	0.74	0.25	0.03

Dividends from net investment income	(0.31)	(0.37)	(0.42)	(0.41)	(0.34)	(0.34)	(0.39)	(0.44)	(0.43)

Net asset value, end of period	$11.18	$10.50	$10.15	$10.34	$10.75	$11.17	$10.50	$10.15	$10.34

Total Investment Return[3]
Based on net asset value	9.65%	7.18%	2.09%	(0.04)%	1.67%	9.83%	7.45%	2.37%	0.26%[4]

Ratios to Average Net Assets
Total expenses	2.02%	1.90%	2.51%	2.09%	1.94%	1.79%	1.69%	2.24%	2.00%[5]

Total expenses excluding recoupment of past waived fees	2.02%	1.90%	2.51%	2.09%	1.94%	1.79%	1.69%	2.24%	2.00%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.83%	1.73%	2.31%	1.92%	1.72%	1.56%	1.48%	2.01%	1.71%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.72%	1.68%	1.72%	1.68%	1.72%	1.45%	1.42%	1.45%	1.46%[5]

Net investment income	2.96%	3.18%	3.74%	3.99%	3.37%	3.28%	3.42%	3.98%	4.22%[5]

Supplemental Data
Net assets, end of period (000)	$9,340	$16,801	$21,196	$24,133	$32,098	$78,811	$96,244	$124,733	$161,302

Portfolio turnover	1,464%[6]	2,008%	5,424%	1,659%	551%	1,464%[6]	2,008%	5,424%	1,659%

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.48	$10.14	$10.33	$10.73	$10.89

Net investment income[2]	0.32	0.33	0.38	0.42	0.37
Net realized and unrealized gain (loss)	0.67	0.37	(0.16)	(0.41)	(0.19)

Net increase from investment operations	0.99	0.70	0.22	0.01	0.18

Dividends from net investment income	(0.31)	(0.36)	(0.41)	(0.41)	(0.34)

Net asset value, end of year	$11.16	$10.48	$10.14	$10.33	$10.73

Total Investment Return[3]
Based on net asset value	9.63%	7.01%	2.01%	0.05%	1.76%

Ratios to Average Net Assets
Total expenses	2.04%	1.98%	2.65%	2.13%	1.85%

Total expenses excluding recoupment of past waived fees	2.03%	1.97%	2.65%	2.13%	1.85%

Total expenses after fees waived, reimbursed and paid indirectly	1.85%	1.80%	2.42%	1.95%	1.63%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.75%	1.75%	1.80%	1.68%	1.63%

Net investment income	3.05%	3.13%	3.70%	4.01%	3.48%

Supplemental Data
Net assets, end of year (000)	$80,514	$79,047	$56,398	$36,207	$34,062

Portfolio turnover	1,464%[6]	2,008%[7]	5,424%[8]	1,659%	551%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 896%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 1,449%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	69

Financial Highlights (continued)	BlackRock Government Income Portfolio

	Investor C1 Shares				Class R Shares
	Year Ended September 30,			Period October 2, 2006[1] to	Year Ended September 30,			Period October 2, 2006[1] to
	2010	2009	2008	September 30, 2007	2010	2009	2008	September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.48	$10.14	$10.32	$10.72	$10.49	$10.15	$10.33	$10.74

Net investment income[2]	0.34	0.35	0.41	0.44	0.38	0.38	0.44	0.47
Net realized and unrealized gain (loss)	0.66	0.37	(0.15)	(0.42)	0.67	0.38	(0.15)	(0.42)

Net increase from investment operations	1.00	0.72	0.26	0.02	1.05	0.76	0.29	0.05

Dividends from net investment income	(0.33)	(0.38)	(0.44)	(0.42)	(0.37)	(0.42)	(0.47)	(0.46)

Net asset value, end of period	$11.15	$10.48	$10.14	$10.32	$11.17	$10.49	$10.15	$10.33

Total Investment Return[3]
Based on net asset value	9.77%	7.24%	2.39%	0.19%[4]	10.21%	7.56%	2.71%	0.41%[4]

Ratios to Average Net Assets
Total expenses	1.91%	1.84%	2.41%	2.16%[5]	1.61%	1.54%	2.14%	1.86%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.63%	1.58%	2.10%	1.80%[5]	1.31%	1.26%	1.80%	1.51%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and excise tax	1.53%	1.52%	1.53%	1.53%[5]	1.21%	1.21%	1.21%	1.21%[5]

Net investment income	3.23%	3.33%	3.90%	4.16%[5]	3.58%	3.64%	4.21%	4.51%[5]

Supplemental Data
Net assets, end of period (000)	$152,153	$158,989	$167,822	$185,006	$61,734	$61,490	$60,997	$48,025

Portfolio turnover	1,464%[6]	2,008%[7]	5,424%[8]	1,659%	1,464%[6]	2,008%[7]	5,424%[8]	1,659%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 896%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 1,449%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	BlackRock Shares					Institutional Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$6.68	$6.61	$7.98	$7.92	$8.09	$6.68	$6.61	$7.98	$7.92	$8.09

Net investment income[1]	0.61	0.62	0.62	0.63	0.58	0.60	0.62	0.62	0.62	0.58
Net realized and unrealized gain (loss)[2]	0.79	0.07	(1.34)	0.04	0.00 [3]	0.78	0.06	(1.35)	0.05	(0.01)

Net increase (decrease) from investment operations	1.40	0.69	(0.72)	0.67	0.58	1.38	0.68	(0.73)	0.67	0.57

Dividends and distributions from:
Net investment income	(0.60)	(0.62)	(0.65)	(0.61)	(0.61)	(0.59)	(0.61)	(0.64)	(0.61)	(0.60)
Net realized gain	—	—	—	—	(0.14)	—	—	—	—	(0.14)

Total dividends and distributions	(0.60)	(0.62)	(0.65)	(0.61)	(0.75)	(0.59)	(0.61)	(0.64)	(0.61)	(0.74)

Net asset value, end of year	$7.48	$6.68	$6.61	$7.98	$7.92	$7.47	$6.68	$6.61	$7.98	$7.92

Total Investment Return4, [5]
Based on net asset value	21.72%	12.82%	(9.61)%	8.66%	7.67%	21.43%	12.75%	(9.66)%	8.59%	7.57%

Ratios to Average Net Assets
Total expenses	0.61%	0.63%	0.68%	0.72%	0.71%	0.71%	0.69%	0.71%	0.73%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly	0.58%	0.56%	0.58%	0.60%	0.55%	0.67%	0.63%	0.64%	0.66%	0.64%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.58%	0.56%	0.55%	0.55%	0.55%	0.67%	0.63%	0.61%	0.61%	0.63%

Net investment income	8.53%	10.95%	8.38%	7.75%	7.41%	8.38%	10.98%	8.31%	7.68%	7.35%

Supplemental Data
Net assets, end of year (000)	$725,724	$615,626	$369,888	$317,610	$219,996	$738,474	$502,356	$341,461	$372,129	$174,190

Portfolio turnover	113%	99%	65%	69%	105%	113%	99%	65%	69%	105%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	71

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service Shares					Investor A Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$6.68	$6.61	$7.98	$7.93	$8.09	$6.68	$6.61	$7.98	$7.92	$8.09

Net investment income[1]	0.58	0.60	0.59	0.60	0.56	0.58	0.60	0.59	0.59	0.55
Net realized and unrealized gain (loss)[2]	0.79	0.07	(1.34)	0.04	0.00 [3]	0.78	0.06	(1.34)	0.05	0.00 [3]

Net increase (decrease) from investment operations	1.37	0.67	(0.75)	0.64	0.56	1.36	0.66	(0.75)	0.64	0.55

Dividends and distributions from:
Net investment income	(0.57)	(0.60)	(0.62)	(0.59)	(0.58)	(0.57)	(0.59)	(0.62)	(0.58)	(0.58)
Net realized gain	—	—	—	—	(0.14)	—	—	—	—	(0.14)

Total dividends and distributions	(0.57)	(0.60)	(0.62)	(0.59)	(0.72)	(0.57)	(0.59)	(0.62)	(0.58)	(0.72)

Net asset value, end of year	$7.48	$6.68	$6.61	$7.98	$7.93	$7.47	$6.68	$6.61	$7.98	$7.92

Total Investment Return4, [5]
Based on net asset value	21.21%	12.37%	(10.00)%	8.14%	7.43%	20.99%	12.36%	(9.98)%	8.22%	7.22%

Ratios to Average Net Assets
Total expenses	1.02%	1.04%	1.10%	1.04%	1.00%	1.05%	1.16%	1.25%	1.24%	1.24%

Total expenses excluding recoupment of past waived fees	1.02%	1.02%	1.10%	1.04%	1.00%	1.05%	1.16%	1.25%	1.24%	1.24%

Total expenses after fees waived, reimbursed and paid indirectly	1.00%	0.96%	1.02%	0.96%	0.88%	1.04%	0.98%	0.99%	1.01%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.00%	0.96%	0.99%	0.91%	0.88%	1.04%	0.98%	0.96%	0.96%	0.96%

Net investment income	8.10%	10.69%	7.91%	7.36%	7.09%	8.05%	10.67%	7.95%	7.32%	6.98%

Supplemental Data
Net assets, end of year (000)	$173,027	$163,915	$147,534	$184,474	$231,543	$848,953	$731,290	$592,845	$586,748	$423,297

Portfolio turnover	113%	99%	65%	69%	105%	113%	99%	65%	69%	105%

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B Shares					Investor B1 Shares
	Year Ended September 30,					Year Ended September 30,			Period October 2, 2006[6] to September 30, 2007
	2010	2009	2008	2007	2006	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$6.68	$6.61	$7.98	$7.92	$8.09	$6.68	$6.61	$7.98	$7.92

Net investment income[1]	0.53	0.56	0.54	0.54	0.50	0.55	0.58	0.56	0.56
Net realized and unrealized gain (loss)[2]	0.77	0.06	(1.35)	0.04	(0.01)	0.78	0.06	(1.35)	0.04

Net increase (decrease) from investment operations	1.30	0.62	(0.81)	0.58	0.49	1.33	0.64	(0.79)	0.60

Dividends and distributions from:
Net investment income	(0.51)	(0.55)	(0.56)	(0.52)	(0.52)	(0.54)	(0.57)	(0.58)	(0.54)
Net realized gain	—	—	—	—	(0.14)	—	—	—	—

Total dividends and distributions	(0.51)	(0.55)	(0.56)	(0.52)	(0.66)	(0.54)	(0.57)	(0.58)	(0.54)

Net asset value, end of period	$7.47	$6.68	$6.61	$7.98	$7.92	$7.47	$6.68	$6.61	$7.98

Total Investment Return4, [5]
Based on net asset value	20.11%	11.55%	(10.66)%	7.44%	6.43%	20.50%	11.86%	(10.39)%	7.68%[7]

Ratios to Average Net Assets
Total expenses	1.79%	1.85%	1.85%	1.84%	1.89%	1.46%	1.55%	1.52%	1.57%[8]

Total expenses excluding recoupment of past waived fees	1.79%	1.84%	1.85%	1.84%	1.89%	1.46%	1.55%	1.52%	1.57%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.78%	1.72%	1.74%	1.74%	1.71%	1.46%	1.43%	1.45%	1.48%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.78%	1.72%	1.70%	1.69%	1.71%	1.46%	1.43%	1.42%	1.43%[8]

Net investment income	7.47%	10.11%	7.23%	6.61%	6.31%	7.73%	10.47%	7.52%	6.90%[8]

Supplemental Data
Net assets, end of period (000)	$15,540	$27,218	$38,234	$66,014	$87,651	$15,694	$21,173	$40,215	$82,924

Portfolio turnover	113%	99%	65%	69%	105%	113%	99%	65%	69%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Commencement of operations.

7	Aggregate total investment return.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	73

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$6.68	$6.62	$7.98	$7.93	$8.10

Net investment income[1]	0.52	0.56	0.54	0.53	0.50
Net realized and unrealized gain (loss)[2]	0.80	0.05	(1.34)	0.04	(0.01)

Net increase (decrease) from investment operations	1.32	0.61	(0.80)	0.57	0.49

Dividends and distributions from:
Net investment income	(0.52)	(0.55)	(0.56)	(0.52)	(0.52)
Net realized gain	—	—	—	—	(0.14)

Total dividends and distributions	(0.52)	(0.55)	(0.56)	(0.52)	(0.66)

Net asset value, end of year	$7.48	$6.68	$6.62	$7.98	$7.93

Total Investment Return3, [4]
Based on net asset value	20.32%	11.35%	(10.53)%	7.29%	6.42%

Ratios to Average Net Assets
Total expenses	1.72%	1.80%	1.85%	1.81%	1.86%

Total expenses excluding recoupment of past waived fees	1.72%	1.8%	1.85%	1.81%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly	1.72%	1.72%	1.74%	1.73%	1.71%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	1.72%	1.71%	1.68%	1.71%

Net investment income	7.31%	9.78%	7.19%	6.59%	6.28%

Supplemental Data
Net assets, end of year (000)	$144,224	$99,250	$60,524	$70,573	$51,917

Portfolio turnover	113%	99%	65%	69%	105%

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C1 Shares				Class R Shares
	Year Ended September 30,			Period October 2, 2006[5] to September 30, 2007	Year Ended September 30,			Period October 2, 2006[5] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$6.69	$6.62	$7.99	$7.93	$6.67	$6.61	$7.98	$7.92

Net investment income[1]	0.54	0.57	0.56	0.55	0.56	0.59	0.58	0.58
Net realized and unrealized gain (loss)[2]	0.78	0.06	(1.35)	0.05	0.79	0.05	(1.35)	0.04

Net increase (decrease) from investment operations	1.32	0.63	(0.79)	0.60	1.35	0.64	(0.77)	0.62

Dividends from net investment income	(0.53)	(0.56)	(0.58)	(0.54)	(0.55)	(0.58)	(0.60)	(0.56)

Net asset value, end of period	$7.48	$6.69	$6.62	$7.99	$7.47	$6.67	$6.61	$7.98

Total Investment Return3, [4]
Based on net asset value	20.34%	11.75%	(10.45)%	7.60%[6]	20.89%	11.95%	(10.17)%	7.95%[6]

Ratios to Average Net Assets
Total expenses	1.56%	1.64%	1.62%	1.65%[7]	1.51%	1.71%	1.69%	1.55%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.56%	1.51%	1.52%	1.54%[7]	1.28%	1.20%	1.20%	1.22%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.55%	1.51%	1.49%	1.49%[7]	1.28%	1.20%	1.17%	1.17%[7]

Net investment income	7.55%	10.22%	7.43%	6.82%[7]	7.74%	10.43%	7.75%	7.16%[7]

Supplemental Data
Net assets, end of period (000)	$26,266	$25,781	$29,269	$42,885	$20,303	$12,190	$9,159	$7,189

Portfolio turnover	113%	99%	65%	69%	113%	99%	65%	69%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Commencement of operations.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	75

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	BlackRock Shares					Institutional Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.38	$9.33	$9.95	$9.86	$9.92	$9.39	$9.34	$9.96	$9.87	$9.93

Net investment income[1]	0.31	0.39	0.47	0.44	0.40	0.31	0.38	0.47	0.44	0.38
Net realized and unrealized gain (loss)	0.34	0.05	(0.63)	0.09	(0.05)	0.33	0.06	(0.63)	0.09	(0.04)

Net increase (decrease) from investment operations	0.65	0.44	(0.16)	0.53	0.35	0.64	0.44	(0.16)	0.53	0.34

Dividends from net investment income	(0.34)	(0.39)	(0.46)	(0.44)	(0.41)	(0.33)	(0.39)	(0.46)	(0.44)	(0.40)

Net asset value, end of year	$9.69	$9.38	$9.33	$9.95	$9.86	$9.70	$9.39	$9.34	$9.96	$9.87

Total Investment Return[2]
Based on net asset value	7.03%	5.02%	(1.68)%	5.55%	3.61%	6.98%	4.98%	(1.73)%	5.50%	3.51%

Ratios to Average Net Assets
Total expenses	0.79%	0.69%	0.69%	0.66%	0.68%	0.90%	0.76%	0.78%	0.67%	0.73%

Total expenses after fees waived, reimbursed and paid indirectly	0.56%	0.43%	0.42%	0.40%	0.41%	0.61%	0.46%	0.47%	0.44%	0.50%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.42%	0.41%	0.40%	0.40%	0.40%	0.46%	0.44%	0.45%	0.44%	0.49%

Net investment income	3.27%	4.37%	4.79%	4.50%	4.02%	3.22%	4.30%	4.74%	4.46%	3.88%

Supplemental Data
Net assets, end of year (000)	$289,968	$224,546	$302,436	$419,426	$540,714	$306,895	$262,138	$345,204	$223,922	$218,192

Portfolio turnover	140%[3]	154%[4]	149%[5]	148%	72%	140%[3]	154%[4]	149%[5]	148%	72%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.38	$9.34	$9.96	$9.87	$9.93

Net investment income[1]	0.27	0.35	0.43	0.41	0.35
Net realized and unrealized gain (loss)	0.35	0.04	(0.62)	0.09	(0.04)

Net increase (decrease) from investment operations	0.62	0.39	(0.19)	0.50	0.31

Dividends from net investment income	(0.30)	(0.35)	(0.43)	(0.41)	(0.37)

Net asset value, end of year	$9.70	$9.38	$9.34	$9.96	$9.87

Total Investment Return[2]
Based on net asset value	6.74%	4.49%	(2.06)%	5.17%	3.19%

Ratios to Average Net Assets
Total expenses	1.12%	1.06%	1.04%	0.99%	1.04%

Total expenses excluding recoupment of past waived fees	1.12%	1.06%	1.04%	0.99%	1.04%

Total expenses after fees waived, reimbursed and paid indirectly	0.93%	0.82%	0.81%	0.76%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.78%	0.80%	0.79%	0.76%	0.81%

Net investment income	2.82%	3.90%	4.41%	4.14%	3.59%

Supplemental Data
Net assets, end of year (000)	$694,407	$373,497	$250,955	$251,037	$246,965

Portfolio turnover	140%[3]	154%[4]	149%[5]	148%	72%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 126%.

4	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 128%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	77

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A Shares					Investor A1 Shares
	Year Ended September 30,					Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
	2010	2009	2008	2007	2006	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.96	$9.87	$9.93	$9.39	$9.34	$9.96	$9.88

Net investment income[2]	0.27	0.34	0.43	0.41	0.35	0.29	0.37	0.45	0.42
Net realized and unrealized gain (loss)	0.35	0.05	(0.63)	0.09	(0.04)	0.35	0.05	(0.63)	0.08

Net increase (decrease) from investment operations	0.62	0.39	(0.20)	0.50	0.31	0.64	0.42	(0.18)	0.50

Dividends from net investment income	(0.30)	(0.35)	(0.42)	(0.41)	(0.37)	(0.32)	(0.37)	(0.44)	(0.42)

Net asset value, end of period	$9.70	$9.38	$9.34	$9.96	$9.87	$9.71	$9.39	$9.34	$9.96

Total Investment Return[3]
Based on net asset value	6.71%	4.50%	(2.08)%	5.15%	3.18%	6.89%	4.77%	(1.90)%	5.18%[4]

Ratios to Average Net Assets
Total expenses	1.16%	1.08%	1.10%	1.06%	1.19%	1.02%	0.96%	0.92%	0.91%[5]

Total expenses excluding recoupment of past waived fees	1.14%	1.05%	1.10%	1.06%	1.19%	1.02%	0.96%	0.92%	0.91%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.97%	0.83%	0.83%	0.78%	0.82%	0.79%	0.65%	0.64%	0.62%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.82%	0.81%	0.81%	0.78%	0.81%	0.65%	0.63%	0.62%	0.62%[5]

Net investment income	2.84%	3.82%	4.38%	4.14%	3.58%	3.06%	4.15%	4.58%	4.28%[5]

Supplemental Data
Net assets, end of period (000)	$191,079	$130,435	$78,813	$72,651	$72,077	$24,987	$25,919	$34,801	$39,579

Portfolio turnover	140%[6]	154%[7]	149%[8]	148%	72%	140%[6]	154%[7]	149%[8]	148%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.38	$9.34	$9.96	$9.87	$9.93

Net investment income[2]	0.21	0.29	0.36	0.34	0.28
Net realized and unrealized gain (loss)	0.34	0.04	(0.63)	0.09	(0.05)

Net increase (decrease) from investment operations	0.55	0.33	(0.27)	0.43	0.23

Dividends from net investment income	(0.23)	(0.29)	(0.35)	(0.34)	(0.29)

Net asset value, end of year	$9.70	$9.38	$9.34	$9.96	$9.87

Total Investment Return[3]
Based on net asset value	5.89%	3.71%	(2.81)%	4.41%	2.41%

Ratios to Average Net Assets
Total expenses	1.97%	1.88%	1.84%	1.78%	1.86%

Total expenses excluding recoupment of past waived fees	1.96%	1.87%	1.84%	1.78%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly	1.76%	1.59%	1.58%	1.49%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%	1.57%	1.56%	1.49%	1.56%

Net investment income	2.16%	3.25%	3.65%	3.42%	2.83%

Supplemental Data
Net assets, end of year (000)	$4,867	$9,866	$15,451	$22,288	$31,938

Portfolio turnover	140%[6]	154%[7]	149%[8]	148%	72%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 126%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 128%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	79

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B1 Shares				Investor B2 Shares
	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007	Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.95	$9.87	$9.38	$9.34	$9.95	$9.87

Net investment income[2]	0.23	0.31	0.39	0.36	0.26	0.34	0.42	0.40
Net realized and unrealized gain (loss)	0.34	0.04	(0.62)	0.07	0.35	0.04	(0.62)	0.08

Net increase (decrease) from investment operations	0.57	0.35	(0.23)	0.43	0.61	0.38	(0.20)	0.48

Dividends from net investment income	(0.25)	(0.31)	(0.38)	(0.35)	(0.29)	(0.34)	(0.41)	(0.40)

Net asset value, end of period	$9.70	$9.38	$9.34	$9.95	$9.70	$9.38	$9.34	$9.95

Total Investment Return[3]
Based on net asset value	6.20%	3.97%	(2.45)%	4.49%[4]	6.56%	4.34%	(2.10)%	4.93%[4]

Ratios to Average Net Assets
Total expenses	1.74%	1.72%	1.66%	1.70%[5]	1.38%	1.36%	1.26%	1.33%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.45%	1.33%	1.31%	1.29%[5]	1.11%	0.97%	0.96%	0.86%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.31%	1.31%	1.29%	1.29%[5]	0.97%	0.95%	0.93%	0.86%[5]

Net investment income	2.44%	3.46%	3.93%	3.62%[5]	2.76%	3.86%	4.27%	4.04%[5]

Supplemental Data
Net assets, end of period (000)	$547	$710	$813	$1,435	$3,549	$4,849	$7,287	$11,538

Portfolio turnover	140%[6]	154%[7]	149%[8]	148%	140%[6]	154%[7]	149%[8]	148%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.38	$9.34	$9.95	$9.87	$9.93

Net investment income[2]	0.20	0.28	0.36	0.34	0.28
Net realized and unrealized gain (loss)	0.34	0.05	(0.62)	0.08	(0.05)

Net increase (decrease) from investment operations	0.54	0.33	(0.26)	0.42	0.23

Dividends from net investment income	(0.23)	(0.29)	(0.35)	(0.34)	(0.29)

Net asset value, end of year	$9.69	$9.38	$9.34	$9.95	$9.87

Total Investment Return[3]
Based on net asset value	5.83%	3.71%	(2.71)%	4.30%	2.42%

Ratios to Average Net Assets
Total expenses	1.88%	1.81%	1.81%	1.75%	1.84%

Total expenses excluding recoupment of past waived fees	1.88%	1.81%	1.81%	1.75%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly	1.69%	1.58%	1.57%	1.49%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.54%	1.56%	1.55%	1.49%	1.56%

Net investment income	2.11%	3.16%	3.65%	3.42%	2.84%

Supplemental Data
Net assets, end of year (000)	$108,010	$59,823	$45,461	$38,222	$50,065

Portfolio turnover	140%[6]	154%[7]	149%[8]	148%	72%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 126%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 128%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	81

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C1 Shares				Investor C2 Shares
	Year Ended September 30,			Period October 2, 2006[1] to September 30,	Year Ended September 30,			Period October 2, 2006[1] to September 30,
	2010	2009	2008	2007	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.38	$9.34	$9.96	$9.87	$9.38	$9.34	$9.95	$9.87

Net investment income[2]	0.23	0.31	0.38	0.35	0.27	0.34	0.42	0.39
Net realized and unrealized gain (loss)	0.34	0.04	(0.62)	0.09	0.34	0.04	(0.62)	0.08

Net increase (decrease) from investment operations	0.57	0.35	(0.24)	0.44	0.61	0.38	(0.20)	0.47

Dividends from net investment income	(0.25)	(0.31)	(0.38)	(0.35)	(0.29)	(0.34)	(0.41)	(0.39)

Net asset value, end of period	$9.70	$9.38	$9.34	$9.96	$9.70	$9.38	$9.34	$9.95

Total Investment Return[3]
Based on net asset value	6.17%	3.94%	(2.56)%	4.57%[4]	6.60%	4.35%	(2.07)%	4.88%[4]

Ratios to Average Net Assets
Total expenses	1.68%	1.59%	1.56%	1.55%[5]	1.27%	1.20%	1.16%	1.17%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.48%	1.35%	1.32%	1.33%[5]	1.08%	0.96%	0.93%	0.91%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.34%	1.33%	1.30%	1.33%[5]	0.93%	0.94%	0.91%	0.91%[5]

Net investment income	2.37%	3.45%	3.91%	3.58%[5]	2.78%	3.83%	4.30%	4.00%[5]

Supplemental Data
Net assets, end of period (000)	$5,191	$6,274	$7,634	$9,833	$18,151	$19,543	$22,452	$27,574

Portfolio turnover	140%[6]	154%[7]	149%[8]	148%	140%[6]	154%[7]	149%[8]	148%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 126%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 128%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Total Return Portfolio II

	BlackRock Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.08	$8.63	$9.47	$9.51	$9.64

Net investment income[1]	0.42	0.46	0.49	0.45	0.43
Net realized and unrealized gain (loss)	0.57	0.48	(0.86)	(0.05)	(0.08)

Net increase (decrease) from investment operations	0.99	0.94	(0.37)	0.40	0.35

Dividends and distributions from:
Net investment income	(0.46)	(0.49)	(0.47)	(0.44)	(0.43)
Net realized gain	—	—	—	—	(0.05)

Total dividends and distributions	(0.46)	(0.49)	(0.47)	(0.44)	(0.48)

Net asset value, end of year	$9.61	$9.08	$8.63	$9.47	$9.51

Total Investment Return[2]
Based on net asset value	11.25%	11.97%	(4.18)%	4.33%	3.74%

Ratios to Average Net Assets
Total expenses	0.81%	0.70%	1.05%	0.63%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly	0.64%	0.51%	0.86%	0.44%	0.40%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.46%	0.42%	0.40%	0.40%	0.40%

Net investment income	4.55%	5.47%	5.18%	4.74%	4.51%

Supplemental Data
Net assets, end of year (000)	$1,077,976	$1,256,814	$1,418,867	$1,613,031	$1,619,004

Portfolio turnover	724%[3]	610%[4]	1,007%[5]	324%	197%

	Institutional Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.06	$8.62	$9.45	$9.49	$9.62

Net investment income[1]	0.41	0.46	0.48	0.44	0.42
Net realized and unrealized gain (loss)	0.56	0.46	(0.85)	(0.05)	(0.08)

Net increase (decrease) from investment operations	0.97	0.92	(0.37)	0.39	0.34

Dividends and distributions from:
Net investment income	(0.45)	(0.48)	(0.46)	(0.43)	(0.42)
Net realized gain	—	—	—	—	(0.05)

Total dividends and distributions	(0.45)	(0.48)	(0.46)	(0.43)	(0.47)

Net asset value, end of year	$9.58	$9.06	$8.62	$9.45	$9.49

Total Investment Return[2]
Based on net asset value	11.03%	11.75%	(4.17)%	4.26%	3.66%

Ratios to Average Net Assets
Total expenses	0.97%	0.80%	1.12%	0.70%	0.66%

Total expenses excluding recoupment of past waived fees	0.96%	0.80%	1.12%	0.70%	0.66%

Total expenses after fees waived, reimbursed and paid indirectly	0.77%	0.62%	0.95%	0.52%	0.47%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.58%	0.53%	0.49%	0.48%	0.47%

Net investment income	4.44%	5.40%	5.10%	4.67%	4.46%

Supplemental Data
Net assets, end of year (000)	$790,768	$810,795	$995,813	$1,210,031	$773,866

Portfolio turnover	724%[3]	610%[4]	1,007%[5]	324%	197%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 497%.

4	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 339%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 218%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	83

Financial Highlights (continued)	BlackRock Total Return Portfolio II

	Service Shares					Investor A Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.06	$8.62	$9.46	$9.49	$9.62	$9.07	$8.62	$9.46	$9.50	$9.63

Net investment income[1]	0.38	0.43	0.46	0.42	0.39	0.38	0.43	0.45	0.41	0.39
Net realized and unrealized gain (loss)	0.57	0.47	(0.86)	(0.04)	(0.07)	0.57	0.48	(0.86)	(0.05)	(0.08)

Net increase (decrease) from investment operations	0.95	0.90	(0.40)	0.38	0.32	0.95	0.91	(0.41)	0.36	0.31

Dividends and distributions from:
Net investment income	(0.42)	(0.46)	(0.44)	(0.41)	(0.40)	(0.42)	(0.46)	(0.43)	(0.40)	(0.39)
Net realized gain	—	—	—	—	(0.05)	—	—	—	—	(0.05)

Total dividends and distributions	(0.42)	(0.46)	(0.44)	(0.41)	(0.45)	(0.42)	(0.46)	(0.43)	(0.40)	(0.44)

Net asset value, end of year	$9.59	$9.06	$8.62	$9.46	$9.49	$9.60	$9.07	$8.62	$9.46	$9.50

Total Investment Return[2]
Based on net asset value	10.81%	11.46%	(4.48)%	4.10%	3.38%	10.81%	11.54%	(4.58)%	3.91%	3.32%

Ratios to Average Net Assets
Total expenses	1.20%	1.10%	1.34%	1.03%	0.95%	1.19%	1.10%	1.45%	1.08%	1.11%

Total expenses excluding recoupment of past waived fees	1.20%	1.08%	1.34%	1.03%	0.95%	1.19%	1.10%	1.45%	1.08%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly	1.07%	0.90%	1.14%	0.77%	0.76%	1.06%	0.91%	1.27%	0.85%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.88%	0.81%	0.69%	0.73%	0.76%	0.87%	0.82%	0.81%	0.81%	0.81%

Net investment income	4.13%	5.14%	4.90%	4.40%	4.16%	4.13%	5.04%	4.78%	4.34%	4.11%

Supplemental Data
Net assets, end of year (000)	$37,639	$39,291	$59,642	$60,380	$127,902	$280,857	$226,782	$220,122	$236,934	$236,621

Portfolio turnover	724%[3]	610%[4]	1,007%[5]	324%	197%	724%[3]	610%[4]	1,007%[5]	324%	197%

	Investor B
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.06	$8.62	$9.46	$9.49	$9.62

Net investment income[1]	0.31	0.36	0.37	0.34	0.31
Net realized and unrealized gain (loss)	0.57	0.47	(0.85)	(0.04)	(0.08)

Net increase (decrease) from investment operations	0.88	0.83	(0.48)	0.30	0.23

Dividends and distributions from:
Net investment income	(0.35)	(0.39)	(0.36)	(0.33)	(0.31)
Net realized gain	—	—	—	—	(0.05)

Total dividends and distributions	(0.35)	(0.39)	(0.36)	(0.33)	(0.36)

Net asset value, end of year	$9.59	$9.06	$8.62	$9.46	$9.49

Total Investment Return[2]
Based on net asset value	9.94%	10.53%	(5.34)%	3.21%	2.49%

Ratios to Average Net Assets
Total expenses	2.04%	1.93%	2.26%	1.81%	1.81%

Total expenses excluding recoupment of past waived fees	2.02%	1.92%	2.26%	1.81%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.89%	1.74%	2.09%	1.63%	1.62%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.71%	1.65%	1.61%	1.59%	1.62%

Net investment income	3.32%	4.31%	3.98%	3.57%	3.31%

Supplemental Data
Net assets, end of year (000)	$10,118	$14,537	$22,500	$30,054	$38,797

Portfolio turnover	724%[3]	610%[4]	1,007%[5]	324%	197%

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (concluded)	BlackRock Total Return Portfolio II

	Investor C Shares					Class R Shares
	Year Ended September 30,					Year Ended September 30,			Period October 2, 2006[6] to September 30, 2007
	2010	2009	2008	2007	2006	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.03	$8.59	$9.42	$9.50	$9.63	$9.07	$8.63	$9.47	$9.51

Net investment income[1]	0.31	0.36	0.38	0.34	0.31	0.35	0.40	0.43	0.38
Net realized and unrealized gain (loss)	0.58	0.47	(0.85)	(0.09)	(0.07)	0.58	0.47	(0.86)	(0.05)

Net increase (decrease) from investment operations	0.89	0.83	(0.47)	0.25	0.24	0.93	0.87	(0.43)	0.33

Dividends and distributions from:
Net investment income	(0.36)	(0.39)	(0.36)	(0.33)	(0.32)	(0.40)	(0.43)	(0.41)	(0.37)
Net realized gain	—	—	—	—	(0.05)	—	—	—	—

Total dividends and distributions	(0.36)	(0.39)	(0.36)	(0.33)	(0.37)	(0.40)	(0.43)	(0.41)	(0.37)

Net asset value, end of period	$9.56	$9.03	$8.59	$9.42	$9.50	$9.60	$9.07	$8.63	$9.47

Total Investment Return[2]
Based on net asset value	10.04%	10.61%	(5.22)%	2.71%	2.52%	10.48%	11.10%	(4.82)%	3.59%[7]

Ratios to Average Net Assets
Total expenses	1.95%	1.86%	2.19%	1.76%	1.78%	1.54%	1.38%	1.74%	1.40%[8]

Total expenses excluding recoupment of past waived fees	1.95%	1.86%	2.19%	1.76%	1.78%	1.51%	1.38%	1.74%	1.40%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.81%	1.69%	2.02%	1.58%	1.59%	1.36%	1.20%	1.48%	1.14%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%	1.60%	1.57%	1.54%	1.59%	1.18%	1.11%	1.02%	1.10%[8]

Net investment income	3.40%	4.27%	4.04%	3.61%	3.33%	3.81%	4.69%	4.60%	4.08%[8]

Supplemental Data
Net assets, end of period (000)	$133,691	$107,567	$88,763	$78,995	$63,223	$395	$283	$169	$23

Portfolio turnover	724%[3]	610%[4]	1,007%[5]	324%	197%	724%[3]	610%[4]	1,007%[5]	324%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 497%.

4	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 339%.

5	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 218%.

6	Commencement of operations.

7	Aggregate total investment return.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	85

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2010, the Trust had 33 series, of which BlackRock Government Income Portfolio (“Government Income”), BlackRock High Yield Bond Portfolio (“High Yield Bond”), BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) and BlackRock Total Return Portfolio II (“Total Return II”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 and Investor B2 Shares automatically convert to Investor A Shares (or Investor A1 Shares for Low Duration Bond) after approximately seven years. Investor A1, B, B1, B2, C1 and C2 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B2 shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gains (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or

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Notes to Financial Statements (continued)

adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow securities from a third party at an agreed-upon rate, with the commitment that the securities will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Funds to settle short bond positions. To support the borrowing, the Funds’ third party broker or prime broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Funds’ prime broker or third party broker is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Funds’ amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them,

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Inflation-Indexed Bonds: The Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Funds. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Funds.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, borrowed bonds, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions, TALF loans and loan payable), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise

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Notes to Financial Statements (continued)

be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of each Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund is entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

High Yield Bond has a wholly owned taxable subsidiary organized as a limited liability company (“Taxable Subsidiary”), which holds two of the investments listed in the Schedule of Investments. The Taxable Subsidiary allows the Fund to indirectly hold an investment that is organized as an operating partnership while still satisfying RIC tax requirements. Income earned on the investment held by the Taxable Subsidiary is taxable to such subsidiary. The income tax expense, if any, of the Taxable Subsidiary is reflected in the market value of the investment held by the Taxable Subsidiary.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Bank Overdraft: As of September 30, 2010, Government Income, High Yield Bond, Low Duration Bond and Total Return II recorded a bank overdraft resulting from the estimation of available cash. The overdraft resulted in fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds, except Government Income, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	91

Notes to Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the price of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the Statements of Operations. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds, except Government Income, enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Total return swaps — Government Income and Total Return enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds, except High Yield Bond, enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of September 30, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$41,845,858	—	$1,413,198	$43,257,324
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$1,089,432	21,994	6,930,120
Credit contracts	Unrealized appreciation on swaps	—	576,653	27,637	59,553
Equity contracts	Net unrealized appreciation/ depreciation*	—	1	—	—

Total		$41,845,858	$1,666,086	$1,462,829	$50,246,997

Liability Derivatives
	Statements of Assets and Liabilities Location	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$57,987,288	—	$11,485,133	$75,887,921
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$12,170,748	4,743,044	6,652,407
Credit contracts	Unrealized depreciation on swaps	—	1,535,740	291,756	228,760
Equity contracts	Net unrealized appreciation/ depreciation*	—	798,836	—	—

Total		$57,987,288	$14,505,324	$16,519,933	$82,769,088

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments on the Statements of Operations Year Ended September 30, 2010
Net Realized Gain (Loss) from
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Interest rate contracts:
Financial futures contracts	$(19,568,948)	—	$4,084,975	$(8,224,793)
Options***	10,681,151	—	6,064,315	17,870,875
Swaps	(4,445,443)	—	(1,490,438)	2,608,974
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	$26,038,740	8,673,629	6,642,414
Financial futures contracts	(23,015)	—	—	—
Credit contracts:
Swaps	—	(11,813,739)	(127,952)	4,305
Options***	—	1,379,625	214,608	—
Equity contracts:
Financial futures contracts	—	1,005,924	—	—
Other contracts:
Swaps	1,620,771	—	—	3,225,131

Total	$(11,735,484)	$16,610,550	$17,419,137	$22,126,906

Net Change in Unrealized Appreciation/Depreciation on
	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Interest rate contracts:
Financial futures contracts	$6,861	—	$(1,149,830)	$(2,715,483)
Options***	(5,196,040)	—	(2,942,546)	4,326,877
Swaps	(684,692)	—	(745,553)	(21,348,801)
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	$(11,045,731)	(4,745,725)	(71,013)
Credit contracts:
Swaps	—	9,809,593	(264,119)	(41,362)
Equity contracts:
Financial futures contracts	—	(798,836)
Options***	—	(106,549)	—	—

Total	$(5,873,871)	$(2,141,523)	$(9,847,773)	$(19,849,782)

***	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments — unaffiliated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	93

Notes to Financial Statements (continued)

For the year ended September 30, 2010, the average quarterly balances of outstanding derivative financial instruments are as follows.

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Financial futures contracts:
Average number of contracts purchased	2,808	—	1,979	1,349
Average number of contracts sold	3,967	38	1,230	3,925
Average notional value of contracts purchased	$338,239,250	—	$416,777,959	$168,725,839
Average notional value of contracts sold	$710,714,467	10,869,694	$177,252,803	$709,302,380
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	—	11	5	7
Average number of contracts — US dollars sold	—	5	1	6
Average US dollar amounts purchased	—	$184,166,101	$72,455,664	$123,120,992
Average US dollar amounts sold	—	$49,766,892	$7,025,214	$103,695,980
Options:
Average number of contracts purchased	1,652	107	382	1,250
Average number of contracts written	590	—	1,436	1,244
Average notional amount (000) of contracts purchased	$818,400	—	$20,400	$1,253,775
Average notional amount (000) of contracts written	$742,250	$37,500	$126,225	$982,089
Average notional value of contracts purchased	$1,193,893,906	$100,886	$114,294,063	$1,545,941,438
Average notional value of contracts written	$866,005,625	$37,500,000	$350,238,281	$1,275,564,750
Credit default swaps:
Average number of contracts — buy protection	—	10	2	1
Average number of contracts — sell protection	—	10	—	1
Average notional value — buy protection	—	$51,061,000	$10,681,250	$9,750,000
Average notional value — sell protection	—	$31,537,500	$2,000,000	$14,200,000
Interest rate swaps:
Average number of contracts — pays fixed rate	36	—	2	20
Average number of contracts — receives fixed rate	35	—	3	15
Average notional value — pays fixed rate	$589,890,000	—	$127,850,000	$230,455,683
Average notional value — receives fixed rate	$587,650,000	—	$156,951,889	$144,487,600
Total return swaps:
Average number of contracts	3	—	—	2
Average notional value	$49,496,500	—	—	41,403,250

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450%
$2 Billion — $3 Billion	0.425%
Greater Than $3 Billion	0.400%

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended September 30, 2010, the amounts included in fees waived by advisor were as follows:

Government Income	$1,997,603
High Yield Bond	$49,846
Low Duration Bond	$2,717,105
Total Return II	$2,966,166

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

The expense limitations as a percentage of average daily net assets are as follows:

	Government Income		High Yield Bond		Low Duration Bond		Total Return II
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]
BlackRock	0.45%	—	0.58%	—	0.41%	—	0.45%
Institutional	—	0.70%	0.70%	0.67%	0.55%	0.45%	0.58%
Service	0.90%	—	1.02%	—	0.85%	—	0.93%
Investor A	1.07%	0.95%	1.05%	—	0.84%	—	0.89%
Investor A1	N/A	N/A	N/A	N/A	—	0.64%	N/A
Investor B	1.82%	—	1.87%	—	1.62%	—	1.73%
Investor B1	—	1.47%	—	1.58%	—	1.34%	N/A
Investor B2	N/A	N/A	N/A	N/A	—	0.97%	N/A
Investor C	1.82%	—	1.87%	—	1.60%	—	1.66%
Investor C1	—	1.53%	—	1.63%	—	1.38%	N/A
Investor C2	N/A	N/A	N/A	N/A	—	0.97%	N/A
Class R	—	1.21%	—	1.28%	1.65%[3]	—	1.17%

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[3]	There were no shares outstanding as of September 30, 2010.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2010, the amounts waived were as follows:

Government Income	$19,542
High Yield Bond	$24,925
Low Duration Bond	$11,366
Total Return II	$7,830

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Institutional	—	—	—	$36,244
Service	$428	$12,805	$23,403	703
Investor A	—	—	36,464	—
Investor B	—	27	545	1,806
Investor C	10,197	1,579	2,165	—
Investor R	—	—	—	109

Total	$10,625	$14,411	$62,577	$38,862

On September 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012
Government Income	$2,004,809	$1,997,752
High Yield Bond	$1,688,133	$317,180
Low Duration Bond	$2,373,888	$2,813,217
Total Return II	$4,399,506	$3,700,491

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Manager, expired on September 30, 2010:

Government Income	$2,927,209
High Yield Bond	$2,461,559
Low Duration Bond	$2,985,239
Total Return II	$5,675,740

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor A1	0.10%	—
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B2	0.10%	0.30%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Class R	0.25%	0.25%

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	95

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Investor R shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Government Income	$15,925
High Yield Bond	$120,785
Low Duration Bond	$59,166
Total Return II	$108,424

For the year ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B, Investor B1, Investor B2, Investor C and Investor C1 Shares:

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Investor A	$571	$20,767	$11,310	$25,726
Investor B	$18,258	$22,663	$4,348	$11,934
Investor B1	$6,795	$3,759	$142	—
Investor B2	—	—	$401	—
Investor C	$16,367	$53,944	$45,657	$26,686
Investor C1	$1,162	$22	—	—
Investor C2	—	—	$223	—

PFPC Trust Company (“PTC”), serves as custodian for each Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in custodian in the Statements of Operations:

Government Income	$229,254
High Yield Bond	$115,746
Low Duration Bond	$72,391
Total Return II	$232,485

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.
The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	—	$2,439	$285	$3,433
Institutional	$423	3,104	1,860	12,143
Service	16	10,204	4,519	498
Investor A	12,422	68,852	3,630	7,494

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Investor A1	—	—	$343	—
Investor B	$878	$646	258	$284
Investor B1	855	1	6	—
Investor B2	—	—	12	—
Investor C	1,323	4,299	2,411	2,142
Investor C1	1,558	32	60	—
Investor C2	—	—	223	—
Class R	446	239	—	15

Total	$17,921	$89,816	$13,607	$26,009

BNYMIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Government Income	$899,176
High Yield Bond	$1,766,402
Low Duration Bond	$1,122,317
Total Return II	$1,641,915

The Funds received an exemptive order from the SEC permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Funds have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As of September 30, 2010, the Funds had no securities loaned to MLPF&S or its affiliates. For the year ended September 30, 2010, BIM did not earn any securities lending agent fees. PTC, the Funds’ securities lending agent prior to October 1, 2007, continues to be such agent for certain securities loaned by High Yield Bond, and as of September 30, 2010 not returned. The securities loaned had no value as of September 30, 2010.

For the year ended September 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$22	$141,848	$70,792	$206,008
Institutional	15,503	134,004	73,189	149,285
Service	455	42,633	119,561	9,853
Investor A	144,750	167,731	41,157	63,667
Investor A1	—	—	6,336	—
Investor B	3,088	5,471	1,782	2,894
Investor B1	21,024	4,575	156	—
Investor B2	—	—	1,035	—
Investor C	18,893	29,532	22,284	29,208
Investor C1	38,145	6,505	1,501	—
Investor C2	—	—	4,728	—
Class R	14,624	3,997	—	88

Total	$256,504	$536,296	$342,521	$461,003

	Administration Fees Waived
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$22	$129,374	$69,571	$205,423
Institutional	6,737	133,587	72,893	111,526
Service	9	2,801	—	—
Investor A	1,124	28,533	4	—
Investor A1	—	—	4,085	—
Investor B	—	—	661	772
Investor B1	15,065	—	117	—
Investor B2	—	—	771	—
Investor C	—	—	141	—
Investor C1	35,615	—	16	—
Investor C2	—	—	—	—
Class R	14,624	3,997	—	32

Total	$73,196	$298,292	$148,259	$317,753

Government Income, High Yield Bond, Low Duration Bond and Total Return II affiliates earned $230,813, $481,577, $303,979 and $414,986, respectively, in administration fees which are included as a component of administration – class specific fees in the Statements of Operations.

	Service and Distribution Fees
Share Classes	Government Income	High Yield Bond II	Low Duration Bond	Total Return II
Service	$4,609	$426,706	$1,274,277	$99,507
Investor A	1,577,887	1,960,931	412,468	636,898
Investor A1	—	—	25,347	—
Investor B	119,461	217,591	70,919	115,552
Investor B1	633,664	138,241	4,720	—
Investor B2	—	—	16,709	—
Investor C	755,615	1,181,671	891,012	1,169,069
Investor C1	1,224,182	209,212	48,280	—
Investor C2	—	—	75,994	—
Class R	291,496	79,980	—	1,781

Total	$4,606,914	$4,214,332	$2,819,726	$2,022,807

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	97

Notes to Financial Statements (continued)

	Transfer Agent Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$89	$34,494	$6,956	$115,671
Institutional	156,569	642,064	308,064	1,059,925
Service	1,191	275,192	447,213	57,064
Investor A	1,094,559	1,550,561	178,464	354,390
Investor A1	—	—	35,326	—
Investor B	29,454	40,599	12,538	24,627
Investor B1	227,482	18,752	1,217	—
Investor B2	—	—	7,649	—
Investor C	194,369	144,002	89,621	162,716
Investor C1	522,195	39,311	5,234	—
Investor C2	—	—	15,835	—
Class R	200,209	64,614	—	722

Total	$2,426,117	$2,809,589	$1,108,117	$1,775,115

Government Income, High Yield Bond, Low Duration Bond and Total Return II affiliates earned $131,082, $1,041,150, $236,565 and $778,588, respectively, in transfer agent fees which are included as a component of transfer agent – class specific fees in the Statements of Operations.

	Transfer Agent Fees Waived
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	—	$969	$250	$3,412
Institutional	$421	3,103	1,851	9,426
Service	1	7,634	—	—
Investor A	—	1,307	—	—
Investor A1	—	—	270	—
Investor B	—	—	36	54
Investor B1	854	—	6	—
Investor B2	—	—	11	—
Investor C	—	—	—	—
Investor C1	1,504	—	—	—
Investor C2	—	—	—	—
Class R	446	239	—	3

Total	$3,226	$13,252	$2,424	$12,895

	Transfer Agent Fees Reimbursed
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$89	$13,458	$5,691	$111,414
Institutional	50,018	92,215	190,610	292,103
Service	29	19,691	—	—
Investor A	—	2,460	—	—
Investor A1	—	—	4,328	—
Investor B	—	—	65	50
Investor B1	22,353	—	423	—
Investor B2	—	—	1,981	—
Investor C	—	—	—	—
Investor C1	102,126	—	3	—
Investor C2	—	—	—	—
Class R	46,783	31,474	—	109

Total	$221,398	$159,298	$203,101	$403,676

The Funds may also receive earnings credits related to cash balances with BNYMIS which are shown in the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2010, were as follows:

	Purchases	Sales
Government Income	$24,297,661,839	$22,268,080,705
High Yield Bond	$2,601,364,406	$2,654,529,861
Low Duration Bond	$1,851,467,546	$1,115,529,397
Total Return II	$17,003,153,291	$16,724,807,502

Purchases and sales of US government securities for the year ended September 30, 2010, were as follows:

	Purchases	Sales
Government Income	$15,048,337,390	$15,192,611,946
Low Duration Bond	$981,010,090	$1,083,586,661
Total Return II	$10,008,909,693	$9,626,941,060

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2010, were as follows:

	Purchases	Sales
Government Income	$14,518,235,213	$14,524,609,207
Low Duration Bond	$211,087,758	$211,702,310
Total Return II	$8,246,090,346	$8,255,660,149

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Transactions in options written for the year ended September 30, 2010, were as follows:

	Government Income
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$276,200	$11,597,238	—	$290,800	$12,327,237
Options written	361	688,000	28,007,265	1,608	1,065,100	34,954,899
Options expired	(191)	(62,000)	(1,544,630)	(624)	(142,800)	(4,026,577)
Options closed	(170)	(459,200)	(20,240,533)	(984)	(502,700)	(22,869,187)

Options outstanding at end of year	—	$443,000	$17,819,340	—	$710,400	$20,386,372

	High Yield Bond
	Calls			Puts
	Contracts	Notional Amount	Premiums Received	Contracts	Notional Amount	Premiums Received
Options outstanding at beginning of year	—	—	—	—	—	—
Options written	—	$175,925	$1,779,625	—	$25,000	$375,000
Options expired	—	(100,925)	(1,004,625)	—	(25,000)	(375,000)
Options closed	—	(75,000)	(775,000)	—	—	—

Options outstanding at end of year	—	—	—	—	—	—

	Low Duration Bond
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$142,100	$5,710,255	—	$301,000	$6,553,529
Options written	2,050	86,160	3,192,773	2,659	86,160	3,951,655
Options expired	—	(33,712)	(58,996)	(427)	(175,882)	(1,225,904)
Options closed	—	(156,548)	(5,735,539)	(182)	(173,278)	(5,963,117)

Options outstanding at end of year	2,050	$38,000	$3,108,493	2,050	$38,000	$3,316,163

	Total Return II
	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$674,000	$26,963,553	—	$812,600	$28,556,632
Options written	722	921,600	39,408,179	3,232	1,390,900	51,792,541
Options expired	(385)	(143,000)	(3,719,971)	(1,206)	(553,900)	(15,271,811)
Options closed	(337)	(979,900)	(40,250,679)	(2,026)	(936,000)	(39,491,365)

Options outstanding at end of year	—	$472,700	$22,401,082	—	$713,600	$25,585,997

5. Borrowings:

For the year ended September 30, 2010, the Funds’ daily average amount of outstanding transactions considered as borrowings from treasury rolls, reverse repurchase agreements and TALF loans and the daily weighted average interest rates were approximately:

	Average Borrowings	Daily Weighted Average Interest Rate
Low Duration Bond	$168,078,243	1.20%
Total Return II	$578,618,008	1.28%

For the year ended September 30, 2010, the daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls and the daily weighted average interest rate for Government Income were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Government Income	$220,708,147	0.53%

For the year ended September 30, 2010, the daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and the daily weighted average interest rate for High Yield Bond were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
High Yield Bond	$3,036,082	0.57%

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	99

Notes to Financial Statements (continued)

During the year ended September 30, 2010, Low Duration Bond and Total Return II borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) provided up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Funds posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities.

The non-recourse provision of the TALF loans allowed the Low Duration Bond and Total Return II to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Funds could repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans was typically paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fell short of amounts due to the FRBNY. The Funds paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by the Funds and is included in borrowing costs in the Statements of Operations. The Funds also paid a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statements of Operations.

Since Low Duration Bond and Total Return II had the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Funds associated with the TALF loans were limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Funds.

Low Duration and Total Return II elected to account for the outstanding TALF loans at fair value. The Funds elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. The TALF loans were valued utilizing quotations received from a board approved pricing service. TALF-eligible Asset-Backed Securities/Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies included, but are not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combines the present value of the future loan cash flows, plus the value of the non-recourse option.

During the year-ended September 30, 2010, Low Duration Bond and Total Return II repaid their outstanding TALF loans and the Eligible Securities posted as collateral were returned to the Funds.

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires November 2010 and was subsequently renewed until November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended September 30, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of September 30, 2010 attributable to the characterization of expenses, foreign currency transactions, net paydown losses, the accounting for swap agreements, securities in default, classification of settlement proceeds, income recognized from pass-through entities, non-deductible expenses, the expiration of capital loss carryforwards and amortization methods on fixed income securities were reclassified to the following accounts:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Paid-in Capital	$(52,240)	$(2,379,888)	$(466,478)	$(60,898)
Undistributed Net Investment Income	$3,613,188	$24,285,210	$3,054,695	$12,102,175
Accumulated Net Realized Loss	$(3,560,948)	$(21,908,964)	$(2,588,217)	$(12,096,782)
Net Unrealized Appreciation/Depreciation	—	$3,642	—	$55,505

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Ordinary Income
9/30/10	$38,513,558	$188,111,044	$44,576,856	$107,794,878
9/30/09	$54,552,312	$171,956,805	$39,509,219	$146,039,323

As of September 30, 2010, the tax components of net accumulated losses were as follows:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Undistributed Ordinary Income	$6,206,768	$13,847,314	—	$5,951,949
Capital Loss Carryforwards	(32,822,778)	(194,109,706)	$(93,917,419)	(143,131,460)
Net Unrealized Gains (Losses)*	(3,725,831)	77,205,697	25,647,388	26,991,671

Total	$(30,341,841)	$(103,056,695)	$(68,270,031)	$(110,187,840)

*	The difference between book-basis and tax-basis net unrealized gains/losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, the deferral of post-October capital losses for tax purposes, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income and other temporary differences.

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Government Income	High Yield Bond	Low Duration Bond	Total Return II
2011	—	$44,656,084	$6,545,432	—
2012	—	11,456,446	5,530,011	—
2013	—	10,436,405	13,019,938	—
2014	—	15,290,072	19,085,429	$688,405
2015	—	—	10,693,557	24,358,967
2016	$32,822,778	1,726,782	—	6,470,125
2017	—	110,543,917	14,304,476	32,291,674
2018	—	—	24,738,576	79,322,289

Total	$32,822,778	$194,109,706	$93,917,419	$143,131,460

7. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	101

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Government Income	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1	$10	8,174	$83,630
Shares issued in reinvestment of dividends	349	3,703	161	1,668

Total issued	350	3,713	8,335	85,298
Shares redeemed	(961)	(10,393)	(426)	(4,381)

Net increase (decrease)	(611)	$(6,680)	7,909	$80,917

Institutional
Shares issued from the reorganization			—	$—
Shares sold	2,496,011	$26,607,495	6,381,384	$66,335,080
Shares issued in reinvestment of dividends	206,802	2,194,516	503,330	5,248,968

Total issued	2,702,813	28,802,011	6,884,714	71,584,048
Shares redeemed	(4,418,979)	(46,891,588)	(16,349,666)	(171,776,364)

Net decrease	(1,716,166)	$(18,089,577)	(9,464,952)	$(100,192,316)

Service
Shares sold	456,500	$4,930,457	59,860	$621,176
Shares issued in reinvestment of dividends	5,734	61,837	3,026	31,521

Total issued	462,234	4,992,294	62,886	652,697
Shares redeemed	(183,306)	(1,946,557)	(42,886)	(442,473)

Net increase	278,928	$3,045,737	20,000	$210,224

Investor A
Shares issued from the reorganization			—	$—
Shares sold and automatic conversion of shares	10,416,231	$111,226,438	27,517,030	$288,736,021
Shares issued in reinvestment of dividends	1,812,266	19,241,841	2,572,154	26,809,002

Total issued	12,228,497	130,468,279	30,089,184	315,545,023
Shares redeemed	(22,768,374)	(240,356,171)	(39,775,447)	(415,800,105)

Net decrease	(10,539,877)	$(109,887,892)	(9,686,263)	$(100,255,082)

Investor B
Shares sold	122,909	$1,324,367	837,860	$8,677,412
Shares issued in reinvestment of dividends	26,998	286,056	59,206	618,115

Total issued	149,907	1,610,423	897,066	9,295,527
Shares redeemed and automatic conversion of shares	(914,158)	(9,644,693)	(1,384,558)	(14,414,141)

Net decrease	(764,251)	$(8,034,270)	(487,492)	$(5,118,614)

Investor B1
Shares issued from the reorganization
Shares sold	641,219	$6,831,399	1,686,360	$17,630,705
Shares issued in reinvestment of dividends	197,235	2,092,146	318,048	3,316,430

Total issued	838,454	8,923,545	2,004,408	20,947,135
Shares redeemed	(2,951,851)	(31,234,928)	(5,121,859)	(53,305,044)

Net decrease	(2,113,397)	$(22,311,383)	(3,117,451)	$(32,357,909)

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Government Income (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	2,732,757	$29,029,605	6,858,483	$71,256,978
Shares issued in reinvestment of dividends	171,697	1,820,731	239,123	2,492,452

Total issued	2,904,454	30,850,336	7,097,606	73,749,430
Shares redeemed	(3,227,934)	(33,977,863)	(5,119,848)	(53,109,085)

Net increase (decrease)	(323,480)	$(3,127,527)	1,977,758	$20,640,345

Investor C1
Shares sold	2,165,610	$22,920,465	3,725,117	$38,853,781
Shares issued in reinvestment of dividends	388,696	4,118,345	498,266	5,187,489

Total issued	2,554,306	27,038,810	4,223,383	44,041,270
Shares redeemed	(4,083,223)	(43,233,017)	(5,609,908)	(58,404,649)

Net decrease	(1,528,917)	$(16,194,207)	(1,386,525)	$(14,363,379)

Class R
Shares sold	2,593,408	$27,598,136	4,156,476	$43,175,983
Shares issued in reinvestment of dividends	190,193	2,018,650	235,733	2,456,672

Total issued	2,783,601	29,616,786	4,392,209	45,632,655
Shares redeemed	(3,115,358)	(32,919,053)	(4,542,804)	(47,323,912)

Net decrease	(331,757)	$(3,302,267)	(150,595)	$(1,691,257)

High Yield Bond

BlackRock
Shares sold	48,132,793	$347,989,509	42,353,679	$235,964,425
Shares issued in reinvestment of dividends	6,708,438	48,067,160	7,185,518	40,856,467

Total issued	54,841,231	396,056,669	49,539,197	276,820,892
Shares redeemed	(49,948,353)	(353,858,450)	(13,297,664)	(77,666,835)

Net increase	4,892,878	$42,198,219	36,241,533	$199,154,057

Institutional
Shares sold	49,444,740	$357,816,161	57,273,230	$316,130,428
Shares issued in reinvestment of dividends	3,111,760	22,388,329	3,021,676	17,040,621

Total issued	52,556,500	380,204,490	60,294,906	333,171,049
Shares redeemed	(28,994,548)	(206,519,998)	(36,688,944)	(206,459,463)

Net increase	23,561,952	$173,684,492	23,605,962	$126,711,586

Service
Shares sold	15,143,961	$109,318,005	18,375,030	$101,296,451
Shares issued in reinvestment of dividends	1,809,975	12,974,874	2,511,305	14,104,501

Total issued	16,953,936	122,292,879	20,886,335	115,400,952
Shares redeemed	(18,351,877)	(131,912,944)	(18,647,443)	(105,086,341)

Net increase (decrease)	(1,397,941)	$(9,620,065)	2,238,892	$10,314,611

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	103

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	59,914,211	$433,933,921	60,436,846	$336,982,227
Shares issued in reinvestment of dividends	6,406,832	45,957,423	8,127,996	45,591,044

Total issued	66,321,043	479,891,344	68,564,842	382,573,271
Shares redeemed	(62,255,454)	(448,392,620)	(48,691,598)	(270,997,412)

Net increase	4,065,589	$31,498,724	19,873,244	$111,575,859

Investor B
Shares sold	338,240	$2,441,376	381,098	$2,168,005
Shares issued in reinvestment of dividends	154,085	1,100,257	337,323	1,868,145

Total issued	492,325	3,541,633	718,421	4,036,150
Shares redeemed and automatic conversion of shares	(2,489,385)	(17,891,535)	(2,423,698)	(13,413,788)

Net decrease	(1,997,060)	$(14,349,902)	(1,705,277)	$(9,377,638)

Investor B1
Shares sold	15,350	$112,684	28,770	$161,480
Shares issued in reinvestment of dividends	77,138	551,509	171,602	945,209

Total issued	92,488	664,193	200,372	1,106,689
Shares redeemed	(1,163,770)	(8,262,709)	(3,110,800)	(16,968,009)

Net decrease	(1,071,282)	$(7,598,516)	(2,910,428)	$(15,861,320)

Investor C
Shares sold	9,263,023	$66,830,669	8,361,515	$46,741,784
Shares issued in reinvestment of dividends	741,600	5,335,729	693,430	3,928,886

Total issued	10,004,623	72,166,398	9,054,945	50,670,670
Shares redeemed	(5,575,676)	(40,009,226)	(3,350,467)	(18,979,467)

Net increase	4,428,947	$32,157,172	5,704,478	$31,691,203

Investor C1
Shares sold	89,145	$639,765	117,093	$646,144
Shares issued in reinvestment of dividends	152,616	1,094,572	225,301	1,257,665

Total issued	241,761	1,734,337	342,394	1,903,809
Shares redeemed	(587,631)	(4,179,254)	(906,738)	(5,022,758)

Net decrease	(345,870)	$(2,444,917)	(564,344)	$(3,118,949)

Class R
Shares sold	1,708,860	$12,315,559	1,180,173	$6,634,643
Shares issued in reinvestment of dividends	167,193	1,201,730	158,110	888,525

Total issued	1,876,053	13,517,289	1,338,283	7,523,168
Shares redeemed	(985,339)	(7,071,651)	(897,544)	(4,985,101)

Net increase	890,714	$6,445,638	440,739	$2,538,067

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Low Duration Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	25,342,317	$241,462,566	3,571,557	$31,989,456
Shares issued in reinvestment of dividends	1,076,395	10,268,997	963,822	8,580,337

Total issued	26,418,712	251,731,563	4,535,379	40,569,793
Shares redeemed	(20,442,489)	(195,927,828)	(12,993,343)	(116,573,887)

Net increase (decrease)	5,976,223	$55,803,735	(8,457,964)	$(76,004,094)

Institutional
Shares sold	25,575,939	$244,372,073	16,960,878	$154,637,471
Shares issued in reinvestment of dividends	517,687	4,944,662	374,247	3,344,283

Total issued	26,093,626	249,316,735	17,335,125	157,981,754
Shares redeemed	(22,375,839)	(213,494,922)	(26,371,614)	(242,997,313)

Net increase (decrease)	3,717,787	$35,821,813	(9,036,489)	$(85,015,559)

Service
Shares sold	45,911,794	$439,504,944	32,739,067	$283,514,070
Shares issued in reinvestment of dividends	1,580,966	15,118,960	1,574,647	14,004,951

Total issued	47,492,760	454,623,904	34,313,714	297,519,021
Shares redeemed	(15,688,424)	(150,107,697)	(21,379,471)	(189,333,567)

Net increase	31,804,336	$304,516,207	12,934,243	$108,185,454

Investor A
Shares sold and automatic conversion of shares	14,020,651	$133,975,414	11,976,976	$108,481,941
Shares issued in reinvestment of dividends	473,145	4,520,492	252,640	2,257,198

Total issued	14,493,796	138,495,906	12,229,616	110,739,139
Shares redeemed	(8,685,908)	(83,066,655)	(6,766,858)	(61,277,142)

Net increase	5,807,888	$55,429,251	5,462,758	$49,461,997

Investor A1
Shares sold	269,103	$2,568,844	261,715	$2,346,151
Shares issued in reinvestment of dividends	60,761	580,229	91,942	819,080

Total issued	329,864	3,149,073	353,657	3,165,231
Shares redeemed	(515,721)	(4,920,781)	(1,317,481)	(11,841,861)

Net decrease	(185,857)	$(1,771,708)	(963,824)	$(8,676,630)

Investor B
Shares sold	147,330	$1,407,552	253,952	$2,278,347
Shares issued in reinvestment of dividends	15,466	147,297	35,696	316,961

Total issued	162,796	1,554,849	289,648	2,595,308
Shares redeemed and automatic conversion of shares	(712,504)	(6,800,245)	(892,351)	(7,963,388)

Net decrease	(549,708)	$(5,245,396)	(602,703)	$(5,368,080)

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	105

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Investor B1
Shares sold	1,034	$9,819	5,535	$49,359
Shares issued in reinvestment of dividends	1,569	14,958	2,484	22,080

Total issued	2,603	24,777	8,019	71,439
Shares redeemed	(21,952)	(210,050)	(19,364)	(172,561)

Net decrease	(19,349)	$(185,273)	(11,345)	$(101,122)

Investor B2
Shares sold	6,143	$58,724	24,586	$219,760
Shares issued in reinvestment of dividends	10,687	101,877	19,090	169,644

Total issued	16,830	160,601	43,676	389,404
Shares redeemed	(167,769)	(1,599,587)	(307,213)	(2,732,979)

Net decrease	(150,939)	$(1,438,986)	(263,537)	$(2,343,575)

Investor C
Shares sold	7,583,215	$72,296,660	3,903,541	$35,176,309
Shares issued in reinvestment of dividends	181,808	1,735,540	134,196	1,196,462

Total issued	7,765,023	74,032,200	4,037,737	36,372,771
Shares redeemed	(2,999,840)	(28,680,457)	(2,529,896)	(22,636,340)

Net increase	4,765,183	$45,351,743	1,507,841	$13,736,431

Investor C1
Shares sold	8,100	$77,354	14,927	$133,880
Shares issued in reinvestment of dividends	12,019	114,605	18,437	163,904

Total issued	20,119	191,959	33,364	297,784
Shares redeemed	(153,535)	(1,473,208)	(182,262)	(1,633,134)

Net decrease	(133,416)	$(1,281,249)	(148,898)	$(1,335,350)

Investor C2
Shares sold	152	$1,581	230	$2,144
Shares issued in reinvestment of dividends	32,080	305,979	46,088	409,970

Total issued	32,232	307,560	46,318	412,114
Shares redeemed	(243,634)	(2,323,956)	(367,818)	(3,264,227)

Net decrease	(211,402)	$(2,016,396)	(321,500)	$(2,852,113)

Total Return II

BlackRock
Shares sold	18,239,555	$168,317,957	25,526,616	$217,530,065
Shares issued in reinvestment of dividends	5,210,577	48,236,356	6,944,658	58,652,088

Total issued	23,450,132	216,554,313	32,471,274	276,182,153
Shares redeemed	(49,719,989)	(455,485,906)	(58,366,613)	(489,323,079)

Net decrease	(26,269,857)	$(238,931,593)	(25,895,339)	$(213,140,926)

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Total Return Portfolio II (concluded)	Shares	Amount	Shares	Amount
Institutional
Shares sold	38,782,004	$363,454,956	24,796,687	$209,147,106
Shares issued in reinvestment of dividends	2,149,629	19,871,068	2,875,288	24,191,694

Total issued	40,931,633	383,326,024	27,671,975	233,338,800
Shares redeemed	(47,947,820)	(439,724,803)	(53,732,452)	(447,073,567)

Net decrease	(7,016,187)	$(56,398,779)	(26,060,477)	$(213,734,767)

Service
Shares sold	1,484,671	$13,728,806	1,412,052	$11,976,430
Shares issued in reinvestment of dividends	189,647	1,752,295	291,081	2,447,238

Total issued	1,674,318	15,481,101	1,703,133	14,423,668
Shares redeemed	(2,086,376)	(19,339,302)	(4,286,195)	(35,627,269)

Net decrease	(412,058)	$(3,858,201)	(2,583,062)	$(21,203,601)

Investor A
Shares sold and automatic conversion of shares	12,291,873	$113,564,759	10,832,933	$91,801,322
Shares issued in reinvestment of dividends	1,109,120	10,261,525	1,258,432	10,625,686

Total issued	13,400,993	123,826,284	12,091,365	102,427,008
Shares redeemed	(9,150,348)	(84,873,286)	(12,606,376)	(106,482,158)

Net increase (decrease)	4,250,645	$38,952,998	(515,011)	$(4,055,150)

Investor B
Shares sold	319,784	$2,957,089	412,731	$3,481,029
Shares issued in reinvestment of dividends	40,574	373,878	85,421	717,676

Total issued	360,358	3,330,967	498,152	4,198,705
Shares redeemed and automatic conversion of shares	(909,596)	(8,357,808)	(1,504,292)	(12,741,240)

Net decrease	(549,238)	$(5,026,841)	(1,006,140)	$(8,542,535)

Investor C
Shares sold	5,084,783	$46,912,838	5,340,012	$45,010,104
Shares issued in reinvestment of dividends	408,284	3,757,608	450,132	3,787,016

Total issued	5,493,067	50,670,446	5,790,144	48,797,120
Shares redeemed	(3,418,172)	(31,432,576)	(4,212,719)	(35,428,719)

Net increase	2,074,895	$19,237,870	1,577,425	$13,368,401

Class R
Shares sold	27,457	$252,781	11,276	$97,809
Shares issued in reinvestment of dividends	1,613	14,933	1,283	10,875

Total issued	29,070	267,714	12,559	108,684
Shares redeemed	(19,160)	(176,320)	(955)	(8,207)

Net increase	9,910	$91,394	11,604	$100,477

There is a 2% redemption fee on shares of the High Yield Bond redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	107

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II [four of the thirty-three series constituting BlackRock Funds II (the “Trust”)] (collectively, the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II of BlackRock Funds II as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II for the fiscal year ended September 30, 2010:

Interest Related Dividends for Non-U.S. Residents *
	Month Paid:
	October 2009 - January 2010	February 2010 - September 2010
Government Income	100.00%	100.00%
High Yield Bond	86.93%	86.21%
Low Duration Bond	90.26%	84.82%
Total Return II	87.29%	99.87%

*	Represents the portion of the ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest **
Government Income	33.79%
Low Duration Bond	4.14%
Total Return II	13.28%

**	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividend you received is exempt from state income tax.

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Government Income Portfolio (the “Government Income Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Portfolio”), BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) and BlackRock Total Return Portfolio II (the “Total Return Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	109

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

behalf of each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Government Income Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Government Income Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the longer term performance has been significantly impacted by 2008’s underperformance, which was due mainly to the Government Income Portfolio’s traditionally above-benchmark exposure to agency mortgage-backed securities, and the Government Income Portfolio’s close to 20% allocation in non-government debt, most notably to the non-agency mortgage-backed securities and commercial mortgage-backed securities markets.

The Board noted that the High Yield Portfolio ranked in the second quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Low Duration Portfolio ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Low Duration Portfolio’s underperformance during the three- and five-year periods compared with

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

its Peers. The Board was informed that, among other things, the principal sources of underperformance came during the credit crisis of 2008, as the Low Duration Portfolio was exposed to non-agency mortgage-backed securities, commercial mortgage-backed securities and corporate financials.

The Board noted that the Total Return Portfolio ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Total Return Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, performance in 2008 suffered primarily due to an overweight to high quality spread assets (agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) and an underweight to Treasuries.

The Board and BlackRock discussed BlackRock’s strategy for improving each of the Government Income Portfolio’s, the Low Duration Portfolio’s and the Total Return Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist each of these Funds’ portfolio managers and to improve the Funds’ performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Government Income Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Government Income Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Government Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Government Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Government Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the High Yield Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the High Yield Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the High Yield Portfolio’s total net expenses on a class-by-class basis, as applicable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	111

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board noted that the Low Duration Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Low Duration Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Low Duration Portfolio’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the Low Duration Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Low Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Low Duration Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Low Duration Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Total Return Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Total Return Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Total Return Portfolio’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the Total Return Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Total Return Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Total Return Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Total Return Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 98 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	34 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	34 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	113

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1       Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2       Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	115

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

116	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	117

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE2-9/10-AR

September 30, 2010

Annual Report

BlackRock Funds II

BlackRock Conservative Prepared Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Growth Prepared Portfolio

BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence - the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding - have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns - and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.
Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010	BlackRock Conservative Prepared Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund outperformed both its blended benchmark (60% Barclays Capital US Aggregate Bond Index/32% Russell 3000 Index/8% MSCI EAFE Index) and the fixed income benchmark, the Barclays Capital US Aggregate Bond Index. The following discussion of relative performance pertains to the blended benchmark.

What factors influenced performance?

•

Strong performance was delivered by the Fund’s allocations to BlackRock Small Cap Core Equity Portfolio and BlackRock Capital Appreciation Fund. In BlackRock Small Cap Core Equity Portfolio, positioning within the health care sector proved beneficial as an underweight to biotechnology names and stock selection among pharmaceutical companies contributed positively to performance. In BlackRock Capital Appreciation Fund, stock selection within the information technology (“IT”) sector was the primary driver of performance.

•

Exposure to emerging markets via the Fund’s allocations to BlackRock Global Dynamic Equity Fund and BlackRock International Opportunities Portfolio also contributed positively to performance. The Fund was overweight emerging markets in late 2009 when performance was strong in the sector. Exposure was reduced in early 2010 and then added back in the third quarter when emerging markets again performed well.

•

The Fund also benefited from its exposure to high yield debt through its allocation to BlackRock High Yield Bond Portfolio. Attractive credit quality spreads relative to core fixed income and investor demand for yield amid the low interest rate environment resulted in strong performance for the sector over the past year.

•

Stock selection within two of our US large-cap equity allocations, BlackRock Basic Value Fund and BlackRock Large Cap Core Fund, detracted from performance during the period. BlackRock Basic Value Fund was negatively impacted by its overweight in IT, where overweight positions in semiconductor names in particular, hurt performance. Holdings in the energy sector also detracted as share prices fell on names associated with the oil spill in the Gulf of Mexico. In BlackRock Large Cap Core Fund, stock selection in the industrial, IT and energy sectors detracted from performance. In industrials, exposure to the more cyclical electrical companies detracted as concerns about the slow pace of economic growth pressured share prices, while holdings of aerospace and defense companies lagged due to concerns about government spending for defense. In IT, holdings of disk drive companies hurt performance as concerns about margin weakness and deteriorating demand dragged share prices down. In the energy sector, exposure to more cyclical service companies detracted from returns.

Describe recent portfolio activity.

•

In the fourth quarter of 2009, we sought to reduce risk across the Fund. Specifically, we trimmed our equity overweight by taking profits on emerging market equities, and reduced holdings of Treasury Inflation Protected Securities on strength. We also neutralized the bias toward value and small capitalization in the US equity segment.

•

In late January 2010, we further scaled back risk across the Fund by taking additional profits on emerging market equities. This brought our emerging markets and overall equity positions closer to a neutral weight relative to the benchmark.

•	Later in 2010, we added back to our position in emerging markets equities and gradually increased our overweight in high yield bonds.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to the blended benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was neutral in its domestic and international equity exposures relative to the blended benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	57%
Equity Funds	43

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund, BlackRock Class	48%
BlackRock Capital Appreciation Fund, BlackRock Class	9
BlackRock Basic Value Fund, Institutional Class	9
BlackRock High Yield Bond Portfolio, BlackRock Class	9
BlackRock Global Dynamic Equity Fund, Institutional Class	8
BlackRock Large Cap Core Fund, Institutional Class	7
BlackRock Small Cap Core Equity Portfolio, Institutional Class	4
BlackRock Global Emerging Markets Fund, Institutional Class	3
BlackRock International Opportunities Portfolio, Institutional Class	2
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	1

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Conservative Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (60%), Russell 3000 Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	This unmanaged marked-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.87%	10.85%	N/A	3.21%	N/A
Investor A	3.58	10.31	4.55%	2.81	1.36%
Investor C	3.19	9.61	8.61	2.07	2.07
Class R	3.40	10.02	N/A	2.54	N/A
Barclays Capital US Aggregate Bond Index (60%)/Russell 3000 Index (32%)/MSCI EAFE Index (8%)	3.62	9.20	N/A	3.15	N/A
Barclays Capital US Aggregate Bond Index	6.05	8.16	N/A	6.77	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,038.70	$0.66	$1,000.00	$1,024.42	$0.66	0.13%
Investor A	$1,000.00	$1,035.80	$2.70	$1,000.00	$1,022.41	$2.69	0.53%
Investor C	$1,000.00	$1,031.90	$6.37	$1,000.00	$1,018.80	$6.33	1.25%
Class R	$1,000.00	$1,034.00	$3.77	$1,000.00	$1,021.36	$3.75	0.74%

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	5

Fund Summary as of September 30, 2010	BlackRock Moderate Prepared Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund’s Institutional Shares outperformed its blended benchmark (40% Barclays Capital US Aggregate Bond Index/48% Russell 3000 Index/12% MSCI EAFE Index), while the Fund’s Investor A Shares performed in line and Investor C and Class R Shares underperformed the blended benchmark. All of the Fund’s Share classes underperformed the broad-market S&P 500 Index. The following discussion of relative performance pertains to the blended benchmark.

What factors influenced performance?

•

Strong performance was delivered by the Fund’s allocations to BlackRock Small Cap Core Equity Portfolio and BlackRock Capital Appreciation Fund. In BlackRock Small Cap Core Equity Portfolio, positioning within the health care sector proved beneficial as an underweight to biotechnology names and stock selection among pharmaceutical companies contributed positively to performance. In BlackRock Capital Appreciation Fund, stock selection within the information technology (“IT”) sector was the primary driver of performance.

•

Exposure to emerging markets via the Fund’s allocations to BlackRock Global Dynamic Equity Fund and BlackRock International Opportunities Portfolio also contributed positively to performance. The Fund was overweight emerging markets in late 2009 when performance was strong in the sector. Exposure was reduced in early 2010 and then added back in the third quarter when emerging markets again performed well.

•

The Fund also benefited from its exposure to high yield debt through its allocation to BlackRock High Yield Bond Portfolio. Attractive credit quality spreads relative to core fixed income and investor demand for yield amid the low interest rate environment resulted in strong performance for the sector over the past year.

•

Stock selection within two of our US large-cap equity allocations, BlackRock Basic Value Fund and BlackRock Large Cap Core Fund, detracted from performance during the period. BlackRock Basic Value Fund was negatively impacted by its overweight in IT, where overweight positions in semiconductor names in particular, hurt performance. Holdings in the energy sector also detracted as share prices fell on names associated with the oil spill in the Gulf of Mexico. In BlackRock Large Cap Core Fund, stock selection in the industrial, IT and energy sectors detracted from performance. In industrials, exposure to the more cyclical electrical companies detracted as concerns about the slow pace of economic growth pressured share prices, while holdings of aerospace and defense companies lagged due to concerns about government spending for defense. In IT, holdings of disk drive companies hurt performance as concerns about margin weakness and deteriorating demand dragged share prices down. In the energy sector, exposure to more cyclical service companies detracted from returns.

Describe recent portfolio activity.

•

In the fourth quarter of 2009, we sought to reduce risk across the Fund. Specifically, we trimmed our equity overweight by taking profits on emerging market equities, and reduced holdings of Treasury Inflation Protected Securities on strength. We also neutralized the bias toward value and small capitalization in the US equity segment.

•

In late January 2010, we further scaled back risk across the Fund by taking additional profits on emerging market equities. This brought our emerging markets and overall equity positions closer to a neutral weight relative to the benchmark.

•	Later in 2010, we added back to our position in emerging markets equities and gradually increased our overweight in high yield bonds.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to the blended benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was neutral in its domestic and international equity exposures relative to the blended benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	63%
Fixed Income Funds	37

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund, BlackRock Class	31%
BlackRock Capital Appreciation Fund, BlackRock Class	14
BlackRock Basic Value Fund, Institutional Class	13
BlackRock Global Dynamic Equity Fund, Institutional Class	12
BlackRock Large Cap Core Fund, Institutional Class	11
BlackRock High Yield Bond Portfolio, BlackRock Class	6
BlackRock Small Cap Core Equity Portfolio, Institutional Class	5
BlackRock Global Emerging Markets Fund, Institutional Class	4
BlackRock International Opportunities Portfolio, Institutional Class	2
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	2

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Moderate Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (40%), Russell 3000 Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.91%	10.02%	N/A	1.69%	N/A
Investor A	1.59	9.47	3.76%	1.32	(0.11)%
Investor C	1.28	8.76	7.76	0.57	0.57
Class R	1.60	9.34	N/A	1.17	N/A
Barclays Capital US Aggregate Bond Index (40%)/Russell 3000 Index (48%)/MSCI EAFE Index (12%)	2.25	9.47	N/A	1.13	N/A
S&P 500 Index	(1.42)	10.16	N/A	(3.51)	N/A

6	Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,019.10	$0.46	$1,000.00	$1,024.62	$0.46	0.09%
Investor A	$1,000.00	$1,015.90	$2.43	$1,000.00	$1,022.66	$2.43	0.48%
Investor C	$1,000.00	$1,012.80	$6.26	$1,000.00	$1,018.85	$6.28	1.24%
Class R	$1,000.00	$1,016.00	$2.98	$1,000.00	$1,022.11	$2.99	0.59%

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	7

Fund Summary as of September 30, 2010	BlackRock Growth Prepared Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund underperformed both its blended benchmark (20% Barclays Capital US Aggregate Bond Index/64% Russell 3000 Index/16% MSCI EAFE Index) and the broad-market S&P 500 Index. The following discussion of relative performance pertains to the blended benchmark.

What factors influenced performance?

•

Strong performance was delivered by the Fund’s allocations to BlackRock Small Cap Core Equity Portfolio and BlackRock Capital Appreciation Fund. In BlackRock Small Cap Core Equity Portfolio, positioning within the health care sector proved beneficial as an underweight to biotechnology names and stock selection among pharmaceutical companies contributed positively to performance. In BlackRock Capital Appreciation Fund, stock selection within the information technology (“IT”) sector was the primary driver of performance.

•

Exposure to emerging markets via the Fund’s allocations to BlackRock Global Dynamic Equity Fund and BlackRock International Opportunities Portfolio also contributed positively to performance. The Fund was overweight emerging markets in late 2009 when performance was strong in the sector. Exposure was reduced in early 2010 and then added back in the third quarter when emerging markets again performed well.

•

The Fund also benefited from its exposure to high yield debt through its allocation to BlackRock High Yield Bond Portfolio. Attractive credit quality spreads relative to core fixed income and investor demand for yield amid the low interest rate environment resulted in strong performance for the sector over the past year.

•

Stock selection within two of our US large-cap equity allocations, BlackRock Basic Value Fund and BlackRock Large Cap Core Fund, detracted from performance during the period. BlackRock Basic Value Fund was negatively impacted by its overweight in IT, where overweight positions in semiconductor names in particular, hurt performance. Holdings in the energy sector also detracted as share prices fell on names associated with the oil spill in the Gulf of Mexico. In BlackRock Large Cap Core Fund, stock selection in the industrial, IT and energy sectors detracted from performance. In industrials, exposure to the more cyclical electrical companies detracted as concerns about the slow pace of economic growth pressured share prices, while holdings of aerospace and defense companies lagged due to concerns about government spending for defense. In IT, holdings of disk drive companies hurt performance as concerns about margin weakness and deteriorating demand dragged share prices down. In the energy sector, exposure to more cyclical service companies detracted from returns.

Describe recent portfolio activity.

•

In the fourth quarter of 2009, we sought to reduce risk across the Fund. Specifically, we trimmed our equity overweight by taking profits on emerging market equities, and reduced holdings of Treasury Inflation Protected Securities on strength. We also neutralized the bias toward value and small capitalization in the US equity segment.

•

In late January 2010, we further scaled back risk across the Fund by taking additional profits on emerging market equities. This brought our emerging markets and overall equity positions closer to a neutral weight relative to the benchmark.

•	Later in 2010, we added back to our position in emerging markets equities and gradually increased our overweight in high yield bonds.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to the blended benchmark in equities and underweight in fixed income. Within the equity segment, the Fund was neutral in its domestic and international equity exposures relative to the blended benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	82%
Fixed Income Funds	18

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Capital Appreciation Fund, BlackRock Class	18%
BlackRock Basic Value Fund, Institutional Class	17
BlackRock Global Dynamic Equity Fund, Institutional Class	16
BlackRock Total Return Fund, BlackRock Class	15
BlackRock Large Cap Core Fund, Institutional Class	14
BlackRock Small Cap Core Equity Portfolio, Institutional Class	7
BlackRock Global Emerging Markets Fund, Institutional Class	5
BlackRock International Opportunities Portfolio, Institutional Class	3
BlackRock High Yield Bond Portfolio, BlackRock Class	3
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	2

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (20%), Russell 3000 Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	0.00%	9.00%	N/A	0.23%	N/A
Investor A	(0.22)	8.72	2.99%	(0.12)	(1.53)%
Investor C	(0.56)	7.92	6.92	(0.86)	(0.86)
Class R	(0.33)	8.36	N/A	(0.34)	N/A
Barclays Capital US Aggregate Bond Index (20%)/Russell 3000 Index (64%)/MSCI EAFE Index (16%)	0.78	9.55	N/A	(1.02)	N/A
S&P 500 Index	(1.42)	10.16	N/A	(3.51)	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]			Annualized Expense Ratio
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,000.00	$0.35	$1,000.00	$1,024.72	$0.36	0.07%
Investor A	$1,000.00	$997.80	$2.25	$1,000.00	$1,022.81	$2.28	0.45%
Investor C	$1,000.00	$994.40	$5.85	$1,000.00	$1,019.20	$5.92	1.17%
Class R	$1,000.00	$996.70	$3.10	$1,000.00	$1,021.96	$3.14	0.62%

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	9

Fund Summary as of September 30, 2010	BlackRock Aggressive Growth Prepared Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund underperformed both its blended benchmark (80% Russell 3000 Index/20% MSCI EAFE Index) and the broad-market S&P 500 Index. The following discussion of relative performance pertains to the blended benchmark.

What factors influenced performance?

•

Strong performance was delivered by the Fund’s allocations to BlackRock Small Cap Core Equity Portfolio and BlackRock Capital Appreciation Fund. In BlackRock Small Cap Core Equity Portfolio, positioning within the health care sector proved beneficial as an underweight to biotechnology names and stock selection among pharmaceutical companies contributed positively to performance. In BlackRock Capital Appreciation Fund, stock selection within the information technology (“IT”) sector was the primary driver of performance.

•

Exposure to emerging markets via the Fund’s allocations to BlackRock Global Dynamic Equity Fund and BlackRock International Opportunities Portfolio also contributed positively to performance. The Fund was overweight emerging markets in late 2009 when performance was strong in the sector. Exposure was reduced in early 2010 and then added back in the third quarter when emerging markets again performed well.

•

Stock selection within two of our US large-cap equity allocations, BlackRock Basic Value Fund and BlackRock Large Cap Core Fund, detracted from performance during the period. BlackRock Basic Value Fund was negatively impacted by its overweight in IT, where overweight positions in semiconductor names in particular, hurt performance. Holdings in the energy sector also detracted as share prices fell on names associated with the oil spill in the Gulf of Mexico. In BlackRock Large Cap Core Fund, stock selection in the industrial, IT and energy sectors detracted from performance. In industrials, exposure to the more cyclical electrical companies detracted as concerns about the slow pace of economic growth pressured share prices, while holdings of aerospace and defense companies lagged due to concerns about government spending for defense. In IT, holdings of disk drive companies hurt performance as concerns about margin weakness and deteriorating demand dragged share prices down. In the energy sector, exposure to more cyclical service companies detracted from returns.

Describe recent portfolio activity.

•

We generally sought to reduce risk across the Fund in the fourth quarter of 2009 and again in late January 2010 by taking profits on emerging market equities. Later in 2010, we added back to our position in emerging markets equities. We also neutralized the bias toward value and small capitalization in the US equity segment during the period.

Describe Fund positioning at period end.

•	At period end, the Fund was neutral in its domestic and international equity exposures relative to its blended benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Capital Appreciation Fund, BlackRock Class	22%
BlackRock Basic Value Fund, Institutional Class	21
BlackRock Global Dynamic Equity Fund, Institutional Class	19
BlackRock Large Cap Core Fund, Institutional Class	17
BlackRock Small Cap Core Equity Portfolio, Institutional Class	8
BlackRock Global Emerging Markets Fund, Institutional Class	6
BlackRock International Opportunities Portfolio, Institutional Class	4
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	3

The Fund allocation and holdings listed above are current as of the report date. However, the Fund is regularly monitored and its composition may vary throughout various periods.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Aggressive Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

3	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000 Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(1.69)%	8.44%	N/A	(1.44)%	N/A
Investor A	(1.82)	8.13	2.49%	(1.74)	(3.12)%
Investor C	(2.20)	7.25	6.25	(2.49)	(2.49)
Class R	(1.94)	7.92	N/A	(1.95)	N/A
Russell 3000 Index (80%)/MSCI EAFE Index (20%)	(0.79)	9.47	N/A	(3.30)	N/A
S&P 500 Index	(1.42)	10.16	N/A	(3.51)	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

7	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]			Annualized Expense Ratio
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]
Institutional	$1,000.00	$983.10	$0.45	$1,000.00	$1,024.62	$0.46	0.09%
Investor A	$1,000.00	$981.80	$2.14	$1,000.00	$1,022.91	$2.18	0.43%
Investor C	$1,000.00	$978.00	$5.85	$1,000.00	$1,019.15	$5.97	1.18%
Class R	$1,000.00	$980.60	$2.93	$1,000.00	$1,022.11	$2.99	0.59%

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and certain other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies(a)
Equity Funds — 43.4%
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	41,857	$575,957
BlackRock Basic Value Fund, Institutional Class	172,531	4,042,406
BlackRock Capital Appreciation Fund, BlackRock Class(b)	200,101	4,174,098
BlackRock Global Dynamic Equity Fund, Institutional Class	312,248	3,600,219
BlackRock Global Emerging Markets Fund, Institutional Class	59,710	1,177,482
BlackRock International Opportunities Portfolio, Institutional Class	23,653	774,886
BlackRock Large Cap Core Fund, Institutional Class	320,808	3,243,370
BlackRock Small Cap Core Equity Portfolio, Institutional Class(b)	105,566	1,591,935

		19,180,353

Fixed Income Funds — 57.0%
BlackRock High Yield Bond Portfolio, BlackRock Class	511,395	3,825,231
BlackRock Total Return Fund, BlackRock Class	1,891,474	21,411,491

		25,236,722

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)	30,179	$30,179

Total Affiliated Investment Companies (Cost — $37,964,762*) — 100.5%		44,447,254
Liabilities in Excess of Other Assets — (0.5)%		(207,828)

Net Assets — 100.0%		$44,239,426

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$42,238,510

Gross unrealized appreciation	$6,482,492
Gross unrealized depreciation	(4,273,748)

Net unrealized appreciation	$2,208,744

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Shares Purchased		Shares Sold		Shares Held at September 30, 2010	Value at September 30, 2010	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	—	46,296		4,439		41,857	$575,957	$(3,861)	—
BlackRock Basic Value Fund, Institutional Class	171,674	73,518		72,661		172,531	$4,042,406	$(76,540)	$65,744
BlackRock Capital Appreciation Fund, BlackRock Class	—	217,208	**	17,107		200,101	$4,174,098	$(13,755)	—
BlackRock Capital Appreciation Portfolio, Institutional Class	150,762	137,047		287,809	***	—	—	$(11,632)	$14,665
BlackRock Global Dynamic Equity Fund, Institutional Class	343,931	115,061		146,744		312,248	$3,600,219	$(168,213)	$43,853
BlackRock Global Emerging Markets Fund, Institutional Class	48,771	66,165		55,226		59,710	$1,177,482	$297,666	$5,064
BlackRock High Yield Bond Portfolio, BlackRock Class	—	527,008		15,613		511,395	$3,825,231	$333	$47,894
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	182,279	34,687		216,966		—	—	$199,343	$24,222
BlackRock International Opportunities Portfolio, Institutional Class	42,666	14,615		33,628		23,653	$774,886	$20,436	$16,592
BlackRock Large Cap Core Fund, Institutional Class	350,638	220,039		249,869		320,808	$3,243,370	$(218,155)	$39,267
BlackRock Liquidity Funds, TempFund, Institutional Class	66,972	—		36,793	****	30,179	$30,179	—	$65
BlackRock Small Cap Core Equity Portfolio, Institutional Class	122,684	53,736		70,854		105,566	$1,591,935	$(85,969)	—
BlackRock Total Return Fund, BlackRock Class	1,605,801	959,288		673,615		1,891,474	$21,411,491	$(65,898)	$1,027,311

**	Includes 207,554 shares exchanged in reorganization.

***	Includes 257,830 shares exchanged in reorganization.

****	Represents net shares sold.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	13

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies	$44,447,254	—	—	$44,447,254

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies(a)
Equity Funds — 63.3%
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	115,737	$1,592,548
BlackRock Basic Value Fund, Institutional Class	477,659	11,191,559
BlackRock Capital Appreciation Fund, BlackRock Class(b)	553,840	11,553,092
BlackRock Global Dynamic Equity Fund, Institutional Class	863,840	9,960,070
BlackRock Global Emerging Markets Fund, Institutional Class	163,716	3,228,479
BlackRock International Opportunities Portfolio, Institutional Class	65,380	2,141,843
BlackRock Large Cap Core Fund, Institutional Class	888,880	8,986,579
BlackRock Small Cap Core Equity Portfolio, Institutional Class(b)	292,467	4,410,396

		53,064,566

Fixed Income Funds — 37.0%
BlackRock High Yield Bond Portfolio, BlackRock Class	631,279	4,721,966
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	1,229	13,747
BlackRock Total Return Fund, BlackRock Class	2,323,179	26,298,386

		31,034,099

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)	37,327	$37,327

Total Affiliated Investment Companies (Cost — $73,152,791*) — 100.3%		84,135,992
Liabilities in Excess of Other Assets — (0.3)%		(254,981)

Net Assets — 100.0%		$83,881,011

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$82,948,522

Gross unrealized appreciation	$10,983,201
Gross unrealized depreciation	(9,795,731)

Net unrealized appreciation	$1,187,470

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Shares Purchased		Shares Sold		Shares Held at September 30, 2010	Value at September 30, 2010	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	—	131,203		15,466		115,737	$1,592,548	$(4,811)	—
BlackRock Basic Value Fund, Institutional Class	497,577	178,491		198,409		477,659	$11,191,559	$(696,194)	$190,659
BlackRock Capital Appreciation Fund, BlackRock Class	—	628,161	**	74,321		553,840	$11,553,092	$10,100	—
BlackRock Capital Appreciation Portfolio, Institutional Class	436,302	364,128		800,430	***	—	—	$(33,274)	$42,494
BlackRock Global Dynamic Equity Fund, Institutional Class	951,619	277,681		365,460		863,840	$9,960,070	$(638,869)	$126,753
BlackRock Global Emerging Markets Fund, Institutional Class	139,282	193,926		169,492		163,716	$3,228,479	$712,610	$14,641
BlackRock High Yield Bond Portfolio, BlackRock Class	—	691,015		59,736		631,279	$4,721,966	$4,578	$61,950
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	234,135	37,415		270,321		1,229	$13,747	$236,544	$30,960
BlackRock International Opportunities Portfolio, Institutional Class	107,918	43,524		86,062		65,380	$2,141,843	$55,511	$47,839
BlackRock Large Cap Core Fund, Institutional Class	1,016,180	577,439		704,739		888,880	$8,986,579	$(994,831)	$114,336
BlackRock Liquidity Funds, TempFund, Institutional Class	107,209	—		69,822	****	37,327	$37,327	—	$90
BlackRock Small Cap Core Equity Portfolio, Institutional Class	355,018	140,482		203,033		292,467	$4,410,396	$(559,114)	—
BlackRock Total Return Fund, BlackRock Class	1,997,623	1,227,133		901,577		2,323,179	$26,298,386	$(186,669)	$1,308,693

**	Includes 602,338 shares exchanged in reorganization.

***	Includes 748,244 shares exchanged in reorganization.

****	Represents net shares sold.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	15

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies	$84,135,992	—	—	$84,135,992

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies(a)
Equity Funds — 82.6%
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	111,552	$1,534,954
BlackRock Basic Value Fund, Institutional Class	459,221	10,759,550
BlackRock Capital Appreciation Fund, BlackRock Class(b)	532,334	11,104,484
BlackRock Global Dynamic Equity Fund, Institutional Class	830,858	9,579,795
BlackRock Global Emerging Markets Fund, Institutional Class	158,731	3,130,176
BlackRock International Opportunities Portfolio, Institutional Class	62,931	2,061,632
BlackRock Large Cap Core Fund, Institutional Class	855,131	8,645,373
BlackRock Small Cap Core Equity Portfolio, Institutional Class(b)	280,860	4,235,367

		51,051,331

Fixed Income Funds — 17.5%
BlackRock High Yield Bond Portfolio, BlackRock Class	220,333	1,648,092
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	339	3,798
BlackRock Total Return Fund, BlackRock Class	810,502	9,174,888

		10,826,778

Total Affiliated Investment Companies (Cost — $55,535,525*) — 100.1%		$61,878,109
Liabilities in Excess of Other Assets — (0.1)%		(91,078)

Net Assets — 100.0%		$61,787,031

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$64,293,073

Gross unrealized appreciation	$6,342,584
Gross unrealized depreciation	(8,757,548)

Net unrealized depreciation	$(2,414,964)

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Shares Purchased		Shares Sold		Shares Held at September 30, 2010	Value at September 30, 2010	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	—	118,098		6,546		111,552	$1,534,954	$(5,454)	—
BlackRock Basic Value Fund, Institutional Class	510,334	114,432		165,545		459,221	$10,759,550	$(1,133,296)	$198,185
BlackRock Capital Appreciation Fund, BlackRock Class	—	565,939	**	33,605		532,334	$11,104,484	$(34,096)	—
BlackRock Capital Appreciation Portfolio, Institutional Class	449,913	294,252		744,165	***	—	—	$(32,935)	$44,159
BlackRock Global Dynamic Equity Fund, Institutional Class	941,881	156,810		267,833		830,858	$9,579,795	$(561,962)	$131,440
BlackRock Global Emerging Markets Fund, Institutional Class	143,814	170,708		155,791		158,731	$3,130,176	$616,212	$15,200
BlackRock High Yield Bond Portfolio, BlackRock Class	—	223,884		3,551		220,333	$1,648,092	$49	$19,257
BlackRock Inflation Protected Bond Portfolio, BlackRock Class	83,457	6,507		89,625		339	$3,798	$73,166	$10,329
BlackRock International Opportunities Portfolio, Institutional Class	98,257	37,142		72,468		62,931	$2,061,632	$81,281	$49,593
BlackRock Large Cap Core Fund, Institutional Class	1,041,258	421,332		607,459		855,131	$8,645,373	$(1,354,430)	$119,644
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—		—		—	—	—	$54
BlackRock Small Cap Core Equity Portfolio, Institutional Class	365,140	95,379		179,659		280,860	$4,235,367	$(828,339)	—
BlackRock Total Return Fund, BlackRock Class	655,524	504,694		349,716		810,502	$9,174,888	$(68,422)	$428,397

**	Includes 551,896 shares exchanged in reorganization.

***	Includes 685,584 shares exchanged in reorganization.

(b)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	17

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies	$61,878,109	—	—	$61,878,109

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies(a)
Equity Funds — 100.1%
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	74,750	$1,028,564
BlackRock Basic Value Fund, Institutional Class	307,971	7,215,763
BlackRock Capital Appreciation Fund, BlackRock Class(b)	357,011	7,447,256
BlackRock Global Dynamic Equity Fund, Institutional Class	556,826	6,420,208
BlackRock Global Emerging Markets Fund, Institutional Class	106,297	2,096,170
BlackRock International Opportunities Portfolio, Institutional Class	42,191	1,382,180
BlackRock Large Cap Core Fund, Institutional Class	575,497	5,818,277
BlackRock Small Cap Core Equity Portfolio, Institutional Class(b)	188,232	2,838,538

		34,246,956

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)	17,755	$17,755

Total Affiliated Investment Companies (Cost — $30,275,363*) — 100.2%		34,264,711
Liabilities in Excess of Other Assets — (0.2)%		(66,902)

Net Assets — 100.0%		$34,197,809

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$37,076,011

Gross unrealized appreciation	$3,989,348
Gross unrealized depreciation	(6,800,648)

Net unrealized depreciation	$(2,811,300)

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Shares Purchased		Shares Sold		Shares Held at September 30, 2010	Value at September 30, 2010	Realized Gain (Loss)	Income
BlackRock All-Cap Energy & Resources Portfolio, Institutional Class	—	81,799		7,049		74,750	$1,028,564	$(684)	—
BlackRock Basic Value Fund, Institutional Class	319,544	102,879		114,452		307,971	$7,215,763	$(690,365)	$129,643
BlackRock Capital Appreciation Fund, BlackRock Class	—	389,493	**	32,482		357,011	$7,447,256	$13,394	—
BlackRock Capital Appreciation Portfolio, Institutional Class	294,771	227,332		522,103	***	—	—	$(63,525)	$28,960
BlackRock Global Dynamic Equity Fund, Institutional Class	578,040	175,683		196,897		556,826	$6,420,208	$(423,127)	$85,785
BlackRock Global Emerging Markets Fund, Institutional Class	92,273	122,740		108,716		106,297	$2,096,170	$448,459	$9,927
BlackRock International Opportunities Portfolio, Institutional Class	73,805	25,077		56,691		42,191	$1,382,180	$31,442	$32,682
BlackRock Large Cap Core Fund, Institutional Class	685,991	246,029		356,523		575,497	$5,818,277	$(1,284,095)	$78,204
BlackRock Liquidity Funds, TempFund, Institutional Class	48,623	—		30,868	****	17,755	$17,755	—	$42
BlackRock Small Cap Core Equity Portfolio, Institutional Class	212,543	94,855		119,166		188,232	$2,838,538	$(297,362)	—

**	Includes 371,086 shares exchanged in reorganization.

***	Includes 460,976 shares exchanged in reorganization.

****	Represents net shares sold.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	19

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Affiliated Investment Companies	$34,264,711	—	—	$34,264,711

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Statements of Assets and Liabilities

September 30, 2010	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Assets
Investments at value - affiliated[1]	$44,447,254	$84,135,992	$61,878,109	$34,264,711
Cash	14,153	14,049	—	18,681
Capital shares sold receivable	72,859	33,063	20,627	11,411
Receivable from advisor	29,252	30,389	27,719	29,881
Investments sold receivable - affiliated	—	—	82,229	—
Prepaid expenses	11,117	12,460	13,458	11,594

Total assets	44,574,635	84,225,953	62,022,142	34,336,278

Liabilities
Investments purchased payable - affiliated	44,332	51,376	—	36,436
Capital shares redeemed payable	197,154	168,085	48,235	16,534
Professional fees payable	42,764	42,668	42,048	42,458
Service and distribution fees payable	24,588	46,170	32,352	18,300
Officer’s and Trustees’ fees payable	3,332	3,493	3,371	3,213
Other affiliates payable	55	119	112	81
Bank overdraft	—	—	82,229	—
Other accrued expenses payable	22,984	33,031	26,764	21,447

Total liabilities	335,209	344,942	235,111	138,469

Net Assets	$44,239,426	$83,881,011	$61,787,031	$34,197,809

Net Assets Consist of
Paid-in capital	$43,496,757	$88,450,481	$73,778,782	$40,885,040
Undistributed net investment income	711,106	1,183,432	527,484	95,435
Accumulated net realized loss	(6,450,929)	(16,736,103)	(18,861,819)	(10,772,014)
Net unrealized appreciation/depreciation	6,482,492	10,983,201	6,342,584	3,989,348

Net Assets	$44,239,426	$83,881,011	$61,787,031	$34,197,809

[1] Investments at cost - affiliated	$37,964,762	$73,152,791	$55,535,525	$30,275,363

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	21

Statements of Assets and Liabilities (concluded)

September 30, 2010	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional
Net assets	$1,423,601	$1,444,720	$3,321,505	$2,111,984

Shares outstanding[1]	139,733	150,254	361,521	241,545

Net asset value	$10.19	$9.62	$9.19	$8.74

Investor A
Net assets	$12,278,843	$24,668,457	$18,736,950	$8,512,275

Shares outstanding[1]	1,213,521	2,579,495	2,059,974	984,480

Net asset value	$10.12	$9.56	$9.10	$8.65

Investor C
Net assets	$23,785,891	$44,194,930	$31,253,069	$18,051,183

Shares outstanding[1]	2,371,560	4,673,364	3,504,137	2,140,900

Net asset value	$10.03	$9.46	$8.92	$8.43

Class R
Net assets	$6,751,091	$13,572,904	$8,475,507	$5,522,367

Shares outstanding[1]	671,420	1,427,230	938,322	643,579

Net asset value	$10.05	$9.51	$9.03	$8.58

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Statements of Operations

Year Ended September 30, 2010	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Investment Income
Dividends - affiliated	$1,284,677	$1,938,415	$1,016,258	$365,243

Expenses
Service and distribution - class specific	281,618	538,095	390,019	216,464
Transfer agent - class specific	80,886	122,195	92,894	80,445
Professional	64,074	64,223	63,048	63,986
Registration	44,683	46,806	44,793	44,209
Administration	30,493	60,835	44,895	25,228
Officer and Trustees	17,860	18,053	17,537	17,392
Printing	13,970	27,730	22,618	12,976
Custodian	13,949	13,670	14,008	13,849
Administration - class specific	10,165	20,284	14,974	8,418
Miscellaneous	6,939	7,928	7,642	7,189
Recoupment of past waived fees - class specific	—	867	2,005	—

Total expenses	564,637	920,686	714,433	490,156
Less administration fees waived	(30,493)	(60,835)	(44,895)	(25,228)
Less administration fees waived - class specific	(9,121)	(13,768)	(12,450)	(8,415)
Less transfer agent fees waived - class specific	(467)	(405)	(520)	(558)
Less transfer agent fees reimbursed - class specific	(32,378)	(33,467)	(38,803)	(56,591)
Less expenses reimbursed by advisor	(108,542)	(105,709)	(127,681)	(129,556)

Total expenses after fees waived and reimbursed	383,636	706,502	490,084	269,808

Net investment income	901,041	1,231,913	526,174	95,435

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - affiliated	(129,455)	(2,098,534)	(3,249,693)	(2,265,863)
Capital gain distributions received from affiliated underlying funds	3,210	4,115	1,467	—

	(126,245)	(2,094,419)	(3,248,226)	(2,265,863)

Net change in unrealized appreciation/depreciation on
investments - affiliated	3,020,148	7,785,058	7,348,106	4,574,037

Total realized and unrealized gain	2,893,903	5,690,639	4,099,880	2,308,174

Net Increase in Net Assets Resulting from Operations	$3,794,944	$6,922,552	$4,626,054	$2,403,609

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	23

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income (loss)	$901,041	$893,110	$1,231,913	$1,147,827
Net realized loss	(126,245)	(5,744,310)	(2,094,419)	(12,940,036)
Net change in unrealized appreciation/depreciation	3,020,148	7,499,399	7,785,058	14,517,734

Net increase (decrease) in net assets resulting from operations	3,794,944	2,648,199	6,922,552	2,725,525

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(48,119)	(98,321)	(44,401)	(29,456)
Investor A	(290,428)	(167,631)	(409,857)	(259,699)
Investor C	(512,104)	(209,505)	(527,406)	(311,081)
Class R	(149,352)	(74,542)	(218,345)	(130,796)
Net realized gain:
Institutional	—	(46,056)	—	(36,043)
Investor A	—	(89,967)	—	(376,723)
Investor C	—	(181,719)	—	(790,898)
Class R	—	(42,676)	—	(186,968)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,000,003)	(910,417)	(1,200,009)	(2,121,664)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	5,601,170	5,290,812	6,499,494	8,136,672

Net Assets
Total increase (decrease) in net assets	8,396,111	7,028,594	12,222,037	8,740,533
Beginning of year	35,843,315	28,814,721	71,658,974	62,918,441

End of year	$44,239,426	$35,843,315	$83,881,011	$71,658,974

Undistributed net investment income	$711,106	$807,181	$1,183,432	$1,147,822

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009
$526,174	$455,165	$95,435	$(30,770)
(3,248,226)	(13,574,461)	(2,265,863)	(7,682,541)
7,348,106	12,526,363	4,574,037	7,140,246

4,626,054	(592,933)	2,403,609	(573,065)

(48,552)	—	—	—
(174,146)	—	—	—
(171,547)	—	—	—
(60,925)	—	—	—
—	(193,699)	—	(102,975)
—	(467,292)	—	(214,629)
—	(864,363)	—	(501,227)
—	(92,020)	—	(74,189)

(455,170)	(1,617,374)	—	(893,020)

1,040,639	(1,809,957)	780,451	3,349,998

5,211,523	(4,020,264)	3,184,060	1,883,913
56,575,508	60,595,772	31,013,749	29,129,836

$61,787,031	$56,575,508	$34,197,809	$31,013,749

$527,484	$455,163	$95,435	$—

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	25

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional Shares				Investor A Shares
	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.50	$9.24	$10.74	$10.00	$9.45	$9.20	$10.72	$10.00

Net investment income[2]	0.31	0.33	0.35	0.23	0.25	0.29	0.32	0.20
Net realized and unrealized gain (loss)	0.70	0.24	(1.54)	0.51	0.71	0.24	(1.54)	0.52

Net increase (decrease) from investment operations	1.01	0.57	(1.19)	0.74	0.96	0.53	(1.22)	0.72

Dividends and distributions from:
Net investment income	(0.32)	(0.21)	(0.23)	—	(0.29)	(0.18)	(0.22)	—
Net realized gain	—	(0.10)	(0.08)	—	—	(0.10)	(0.08)	—

Total dividends and distributions	(0.32)	(0.31)	(0.31)	—	(0.29)	(0.28)	(0.30)	—

Net asset value, end of period	$10.19	$9.50	$9.24	$10.74	$10.12	$9.45	$9.20	$10.72

Total Investment Return[3]
Based on net asset value	10.85%	6.85%	(11.43)%	7.40%[4]	10.31%	6.41%	(11.76)%	7.20%[4]

Ratios to Average Net Assets
Total expenses	0.53%[5]	0.64%[6]	0.68%[7]	15.06%[7,8]	0.91%[5]	1.01%[6]	1.10%[7]	4.95%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.13%[5]	0.13%[6]	0.13%[7]	0.13%[7,8]	0.53%[5]	0.52%[6]	0.51%[7]	0.44%[7,8]

Net investment income	3.14%[5]	3.94%[6]	3.38%[7]	2.88%[7,8]	2.62%[5]	3.45%[6]	3.08%[7]	2.53%[7,8]

Supplemental Data
Net assets, end of period (000)	$1,423	$1,352	$835	$378	$12,279	$9,657	$7,416	$1,646

Portfolio turnover	49%	80%	46%	9%	49%	80%	46%	9%

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Conservative Prepared Portfolio

	Investor C Shares				Class R Shares
	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.37	$9.11	$10.66	$10.00	$9.40	$9.16	$10.70	$10.00

Net investment income[2]	0.19	0.22	0.23	0.15	0.23	0.27	0.27	0.21
Net realized and unrealized gain (loss)	0.70	0.25	(1.52)	0.51	0.69	0.24	(1.52)	0.49

Net increase (decrease) from investment operations	0.89	0.47	(1.29)	0.66	0.92	0.51	(1.25)	0.70

Dividends and distributions from:
Net investment income	(0.23)	(0.11)	(0.18)	—	(0.27)	(0.17)	(0.21)	—
Net realized gain	—	(0.10)	(0.08)	—	—	(0.10)	(0.08)	—

Total dividends and distributions	(0.23)	(0.21)	(0.26)	—	(0.27)	(0.27)	(0.29)	—

Net asset value, end of period	$10.03	$9.37	$9.11	$10.66	$10.05	$9.40	$9.16	$10.70

Total Investment Return[3]
Based on net asset value	9.61%	5.64%	(12.48)%	6.60%[4]	10.02%	6.17%	(12.04)%	7.00%[4]

Ratios to Average Net Assets
Total expenses	1.69%[5]	1.80%[6]	1.70%[7]	3.96%[7,8]	1.33%[5]	1.50%[6]	1.33%[7]	15.25%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.25%[5]	1.25%[6]	1.23%[7]	1.18%[7,8]	0.74%[5]	0.74%[6]	0.73%[7]	0.68%[7,8]

Net investment income	1.93%[5]	2.69%[6]	2.26%[7]	1.91%[7,8]	2.36%[5]	3.30%[6]	2.66%[7]	2.61%[7,8]

Supplemental Data
Net assets, end of period (000)	$23,786	$20,403	$17,299	$11,051	$6,751	$4,432	$3,265	$833

Portfolio turnover	49%	80%	46%	9%	49%	80%	46%	9%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	27

Financial Highlights (continued)	BlackRock Moderate Prepared Portfolio

	Institutional Shares				Investor A Shares
	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.94	$9.00	$11.02	$10.00	$8.90	$8.96	$11.00	$10.00

Net investment income[2]	0.18	0.22	0.24	0.17	0.18	0.18	0.22	0.14
Net realized and unrealized gain (loss)	0.71	0.06	(1.90)	0.85	0.65	0.08	(1.91)	0.86

Net increase (decrease) from investment operations	0.89	0.28	(1.66)	1.02	0.83	0.26	(1.69)	1.00

Dividends and distributions from:
Net investment income	(0.21)	(0.15)	(0.22)	—	(0.17)	(0.13)	(0.21)	—
Net realized gain	—	(0.19)	(0.14)	—	—	(0.19)	(0.14)	—

Total dividends and distributions	(0.21)	(0.34)	(0.36)	—	(0.17)	(0.32)	(0.35)	—

Net asset value, end of period	$9.62	$8.94	$9.00	$11.02	$9.56	$8.90	$8.96	$11.00

Total Investment Return[3]
Based on net asset value	10.02%	4.04%	(15.53)%	10.20%[4]	9.47%	3.71%	(15.86)%	10.00%[4]

Ratios to Average Net Assets
Total expenses	0.47%[5]	0.49%[6]	0.50%[7]	3.33%[7,8]	0.68%[5]	0.76%[6]	0.78%[7]	2.01%[7,8]

Total expenses excluding recoupment of past waived fees	0.47%[5]	0.49%[6]	0.50%[7]	3.33%[7,8]	0.68%[5]	0.75%[6]	0.78%[7]	2.01%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.09%[5]	0.09%[6]	0.09%[7]	0.09%[7,8]	0.48%[5]	0.48%[6]	0.48%[7]	0.41%[7,8]

Net investment income	1.92%[5]	2.85%[6]	2.36%[7]	2.06%[7,8]	1.91%[5]	2.36%[6]	2.16%[7]	1.73%[7,8]

Supplemental Data
Net assets, end of period (000)	$1,445	$1,327	$1,501	$1,702	$24,668	$22,657	$17,506	$6,382

Portfolio turnover	50%	62%	34%	11%	50%	62%	34%	11%

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Moderate Prepared Portfolio

	Investor C Shares				Class R Shares
	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.81	$8.88	$10.93	$10.00	$8.86	$8.93	$10.97	$10.00

Net investment income[2]	0.11	0.13	0.14	0.08	0.17	0.17	0.20	0.15
Net realized and unrealized gain (loss)	0.66	0.06	(1.89)	0.85	0.65	0.08	(1.89)	0.82

Net increase (decrease) from investment operations	0.77	0.19	(1.75)	0.93	0.82	0.25	(1.69)	0.97

Dividends and distributions from:
Net investment income	(0.12)	(0.07)	(0.16)	—	(0.17)	(0.13)	(0.21)	—
Net realized gain	—	(0.19)	(0.14)	—	—	(0.19)	(0.14)	—

Total dividends and distributions	(0.12)	(0.26)	(0.30)	—	(0.17)	(0.32)	(0.35)	—

Net asset value, end of period	$9.46	$8.81	$8.88	$10.93	$9.51	$8.86	$8.93	$10.97

Total Investment Return[3]
Based on net asset value	8.76%	2.83%	(16.42)%	9.30%[4]	9.34%	3.63%	(15.93)%	9.70%[4]

Ratios to Average Net Assets
Total expenses	1.48%[5]	1.57%[6]	1.49%[7]	2.28%[7,8]	1.01%[5]	1.10%[6]	1.05%[7]	5.23%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[5]	1.24%[6]	1.20%[7]	1.15%[7,8]	0.59%[5]	0.59%[6]	0.59%[7]	0.59%[7,8]

Net investment income	1.17%[5]	1.68%[6]	1.41%[7]	1.01%[7,8]	1.84%[5]	2.20%[6]	1.95%[7]	1.80%[7,8]

Supplemental Data
Net assets, end of period (000)	$44,195	$37,646	$37,472	$29,971	$13,573	$10,028	$6,439	$3,663

Portfolio turnover	50%	62%	34%	11%	50%	62%	34%	11%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	29

Financial Highlights (continued)	BlackRock Growth Prepared Portfolio

	Institutional Shares				Investor A Shares
	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.53	$8.74	$11.32	$10.00	$8.45	$8.70	$11.29	$10.00

Net investment income[2]	0.15	0.13	0.16	0.10	0.11	0.09	0.11	0.07
Net realized and unrealized gain (loss)	0.62	(0.10)	(2.23)	1.22	0.62	(0.10)	(2.20)	1.22

Net increase (decrease) from investment operations	0.77	0.03	(2.07)	1.32	0.73	(0.01)	(2.09)	1.29

Dividends and distributions from:
Net investment income	(0.11)	—	(0.27)	—	(0.08)	—	(0.25)	—
Net realized gain	—	(0.24)	(0.24)	—	—	(0.24)	(0.25)	—

Total dividends and distributions	(0.11)	(0.24)	(0.51)	—	(0.08)	(0.24)	(0.50)	—

Net asset value, end of period	$9.19	$8.53	$8.74	$11.32	$9.10	$8.45	$8.70	$11.29

Total Investment Return[3]
Based on net asset value	9.00%	1.01%	(19.08)%	13.20%[4]	8.72%	0.55%	(19.36)%	12.90%[4]

Ratios to Average Net Assets
Total expenses	0.47%[5]	0.50%[6]	0.41%[7]	1.80%[7,8]	0.75%[5]	0.80%[6]	0.72%[7]	1.69%[7,8]

Total expenses excluding recoupment of past waived fees	0.47%[5]	0.50%[6]	0.41%[7]	1.80%[7,8]	0.74%[5]	0.79%[6]	0.72%[7]	1.69%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.07%[5]	0.07%[6]	0.07%[7]	0.07%[7,8]	0.45%[5]	0.45%[6]	0.43%[7]	0.38%[7,8]

Net investment income	1.74%[5]	1.77%[6]	1.52%[7]	1.17%[7,8]	1.25%[5]	1.25%[6]	1.12%[7]	0.89%[7,8]

Supplemental Data
Net assets, end of period (000)	$3,321	$4,148	$7,703	$9,179	$18,737	$17,136	$16,927	$9,743

Portfolio turnover	46%	55%	36%	0%	46%	55%	36%	0%

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Growth Prepared Portfolio

	Investor C Shares				Class R Shares
	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.31	$8.62	$11.23	$10.00	$8.41	$8.67	$11.27	$10.00

Net investment income[2]	0.05	0.04	0.05	0.01	0.08	0.06	0.08	0.05
Net realized and unrealized gain (loss)	0.62	(0.11)	(2.21)	1.22	0.62	(0.08)	(2.19)	1.22

Net increase (decrease) from investment operations	0.67	(0.07)	(2.16)	1.23	0.70	(0.02)	(2.11)	1.27

Dividends and distributions from:
Net investment income	(0.06)	—	(0.20)	—	(0.08)	—	(0.25)	—
Net realized gain	—	(0.24)	(0.25)	—	—	(0.24)	(0.24)	—

Total dividends and distributions	(0.06)	(0.24)	(0.45)	—	(0.08)	(0.24)	(0.49)	—

Net asset value, end of period	$8.92	$8.31	$8.62	$11.23	$9.03	$8.41	$8.67	$11.27

Total Investment Return[3]
Based on net asset value	7.92%	(0.16)%	(19.99)%	12.30%[4]	8.36%	0.43%	(19.59)%	12.70%[4]

Ratios to Average Net Assets
Total expenses	1.57%[5]	1.65%[6]	1.48%[7]	2.21%[7,8]	1.06%[5]	1.19%[6]	1.02%[7]	6.87%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.17%[5]	1.17%[6]	1.17%[7]	1.11%[7,8]	0.62%[5]	0.62%[6]	0.62%[7]	0.60%[7,8]

Net investment income	0.55%[5]	0.57%[6]	0.49%[7]	0.12%[7,8]	0.92%[5]	0.87%[6]	0.79%[7]	0.65%[7,8]

Supplemental Data
Net assets, end of period (000)	$31,253	$29,994	$32,689	$32,408	$8,476	$5,297	$3,277	$2,433

Portfolio turnover	46%	55%	36%	0%	46%	55%	36%	0%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	31

Financial Highlights (continued)	BlackRock Aggressive Growth Prepared Portfolio

	Institutional Shares				Investor A Shares
	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.06	$8.57	$11.55	$10.00	$8.00	$8.53	$11.52	$10.00

Net investment income (loss)[2]	0.07	0.05	0.07	0.01	0.07	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	0.61	(0.31)	(2.59)	1.54	0.58	(0.29)	(2.58)	1.53

Net increase (decrease) from investment operations	0.68	(0.26)	(2.52)	1.55	0.65	(0.28)	(2.55)	1.52

Dividends and distributions from:
Net investment income	—	—	(0.15)	—	—	—	(0.14)	—
Net realized gain	—	(0.25)	(0.31)	—	—	(0.25)	(0.30)	—

Total dividends and distributions	—	(0.25)	(0.46)	—	—	(0.25)	(0.44)	—

Net asset value, end of period	$8.74	$8.06	$8.57	$11.55	$8.65	$8.00	$8.53	$11.52

Total Investment Return[3]
Based on net asset value	8.44%	(2.22)%	(22.69)%	15.50%[4]	8.13%	(2.48)%	(22.96)%	15.20%[4]

Ratios to Average Net Assets
Total expenses	0.72%[5]	0.79%[6]	0.65%[7]	2.80%[7,8]	1.00%[5]	1.15%[6]	0.99%[7]	3.51%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.09%[5]	0.09%[6]	0.09%[7]	0.09%[7,8]	0.43%[5]	0.42%[6]	0.43%[7]	0.39%[7,8]

Net investment income (loss)	0.79%[5]	0.69%[6]	0.71%[7]	0.14%[7,8]	0.79%[5]	0.20%[6]	0.26%[7]	(0.14)%[7,8]

Supplemental Data
Net assets, end of period (000)	$2,112	$2,566	$3,484	$4,346	$8,512	$9,328	$6,894	$2,773

Portfolio turnover	46%	55%	20%	7%	46%	55%	20%	7%

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C Shares				Class R Shares
	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007	Year Ended September 30,			Period December 21, 2006[1] to September 30, 2007
	2010	2009	2008		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.86	$8.45	$11.45	$10.00	$7.95	$8.50	$11.49	$10.00

Net investment income (loss)[2]	(0.01)	(0.03)	(0.05)	(0.07)	0.03	0.00 [9]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.58	(0.31)	(2.55)	1.52	0.60	(0.30)	(2.54)	1.53

Net increase (decrease) from investment operations	0.57	(0.34)	(2.60)	1.45	0.63	(0.30)	(2.55)	1.49

Dividends and distributions from:
Net investment income	—	—	(0.10)	—	—	—	(0.13)	—
Net realized gain	—	(0.25)	(0.30)	—	—	(0.25)	(0.31)	—

Total dividends and distributions	—	(0.25)	(0.40)	—	—	(0.25)	(0.44)	—

Net asset value, end of period	$8.43	$7.86	$8.45	$11.45	$8.58	$7.95	$8.50	$11.49

Total Investment Return[3]
Based on net asset value	7.25%	(3.24)%	(23.48)%	14.50%[4]	7.92%	(2.73)%	(23.13)%	14.90%[4]

Ratios to Average Net Assets
Total expenses	1.86%[5]	1.99%[6]	1.72%[7]	3.27%[7,8]	1.35%[5]	1.51%[6]	1.31%[7]	12.51%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.18%[5]	1.18%[6]	1.18%[7]	1.13%[7,8]	0.59%[5]	0.59%[6]	0.59%[7]	0.59%[7,8]

Net investment income (loss)	(0.10)%[5]	(0.46)%[6]	(0.47)%[7]	(0.81)%[7,8]	0.41%[5]	0.02%[6]	(0.13)%[7]	(0.50)%[7,8]

Supplemental Data
Net assets, end of period (000)	$18,051	$16,047	$16,762	$13,384	$5,523	$3,073	$1,990	$1,102

Portfolio turnover	46%	55%	20%	7%	46%	55%	20%	7%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

8	Annualized.

9	Less than $0.01 per share.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2010, the Trust had 33 series, of which BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Funds generally will invest in other registered investment companies that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates (each an “Underlying Fund”) and affiliates of the Funds (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Funds indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value. The market value of the Funds’ investments in the Underlying Funds is based on the published net asset value of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of this method of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the three years ended September 30, 2010 and for the period ended September 30, 2007. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Bank Overdraft: As of September 30, 2010, Growth Prepared recorded a bank overdraft resulting from underestimating of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian expenses in the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager will not receive any management fees from the Funds for its investment advisory services.

The Manager contractually agreed to waive or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the non-interested Trustees.

In addition, the Manager has also contractually agreed to waive or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. These amounts are included in administration fees waived and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended September 30, 2010, the amounts included in administration fees waived were as follows:

Conservative Prepared	$30,493
Moderate Prepared	$60,835
Growth Prepared	$44,895
Aggressive Growth Prepared	$25,228

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Moderate Prepared	Growth Prepared
Investor A	$867	$2,005

On September 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012
Conservative Prepared	$165,503	$181,001
Moderate Prepared	$197,993	$214,184
Growth Prepared	$217,031	$224,350
Aggressive Growth Prepared	$194,351	$220,349

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2010:

Conservative Prepared	$122,031
Moderate Prepared	$184,510
Growth Prepared	$198,656
Aggressive Growth Prepared	$165,401

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.75%

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	35

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$4,712
Moderate Prepared	$3,735
Growth Prepared	$1,859
Aggressive Growth Prepared	$1,164

For the year ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A and Investor C Shares:

	Investor A	Investor C
Conservative Prepared	$19	$2,411
Moderate Prepared	—	$4,013
Growth Prepared	$164	$2,498
Aggressive Growth Prepared	$333	$825

PFPC Trust Company (“PTC”), serves as custodian for each Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a monthly fee of $1,000 per Fund plus other miscellaneous fees incurred on behalf of each Fund. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in custodian in the Statements of Operations:

Conservative Prepared	$10,499
Moderate Prepared	$10,381
Growth Prepared	$10,466
Aggressive Growth Prepared	$10,399

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Call Center
Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$4	$233	$285	$55	$577
Moderate Prepared	$51	$288	$488	$89	$916
Growth Prepared	$26	$247	$401	$52	$726
Aggressive Growth Prepared	$40	$256	$227	$36	$559

BNYMIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Conservative Prepared	$27,117
Moderate Prepared	$54,170
Growth Prepared	$41,406
Aggressive Growth Prepared	$22,922

For the year ended September 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$341	$2,717	$5,605	$1,502	$10,165
Moderate Prepared	$974	$5,819	$10,501	$2,990	$20,284
Growth Prepared	$952	$4,525	$7,760	$1,737	$14,974
Aggressive Growth Prepared	$808	$2,197	$4,305	$1,108	$8,418

Conservative Prepared, Moderate Prepared, Growth Prepared and Aggressive Growth Prepared affiliates earned $6,780, $13,545, $10,356 and $5,735, respectively, in administration fees which are included as a component of administration – class specific in the Statements of Operations.

	Share Classes
Administration Fees Waived	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$341	$1,673	$5,605	$1,502	$9,121
Moderate Prepared	$974	$10	$9,794	$2,990	$13,768
Growth Prepared	$952	$2,001	$7,760	$1,737	$12,450
Aggressive Growth Prepared	$808	$2,194	$4,305	$1,108	$8,415

	Share Classes
Service and Distribution Fees	Investor A	Investor C	Class R	Total
Conservative Prepared	$27,195	$224,329	$30,094	$281,618
Moderate Prepared	$58,253	$419,994	$59,848	$538,095
Growth Prepared	$45,238	$309,996	$34,785	$390,019
Aggressive Growth Prepared	$21,987	$172,293	$22,184	$216,464

	Share Classes
Transfer Agent Fees	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$566	$17,848	$42,752	$19,720	$80,886
Moderate Prepared	$5,013	$26,077	$67,928	$23,177	$122,195
Growth Prepared	$3,507	$19,594	$58,106	$11,687	$92,894
Aggressive Growth Prepared	$4,329	$15,796	$48,820	$11,500	$80,445

Conservative Prepared, Moderate Prepared, Growth Prepared and Aggressive Growth Prepared affiliates earned $2,707, $3,344, $3,336 and $3,489, respectively, in transfer agent fees which are included as a component of transfer agent – class specific in the Statements of Operations.

	Share Classes
Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$3	$124	$285	$55	$467
Moderate Prepared	$50	—	$266	$89	$405
Growth Prepared	$26	$41	$401	$52	$520
Aggressive Growth Prepared	$39	$256	$227	$36	$558

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$562	$2,814	$15,919	$13,083	$32,378
Moderate Prepared	$4,939	—	$5,452	$23,076	$33,467
Growth Prepared	$3,479	$580	$26,537	$8,207	$38,803
Aggressive Growth Prepared	$4,260	$7,647	$33,226	$11,458	$56,591

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2010, were as follows:

	Purchases	Sales
Conservative Prepared	$25,100,551	$19,433,857
Moderate Prepared	$46,406,833	$39,789,761
Growth Prepared	$27,757,283	$26,575,413
Aggressive Growth Prepared	$16,091,983	$15,317,968

4. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended September 30, 2010.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	37

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2010 attributable to distributions received from regulated investment companies were reclassified to the following accounts:

	Conservative Prepared	Moderate Prepared	Growth Prepared
Undistributed net investment income	$2,887	$3,706	$1,317
Accumulated net realized loss	$(2,887)	$(3,706)	$(1,317)

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Ordinary income
9/30/10	$1,000,003	$1,200,009	$455,170	—
9/30/09	$643,899	$868,438	—	—

Net long-term capital gain
9/30/09	266,518	1,253,226	1,617,374	$893,020

Total distributions
9/30/10	$1,000,003	$1,200,009	$455,170	—

9/30/09	$910,417	$2,121,664	$1,617,374	$893,020

As of September 30, 2010, the tax components of accumulated net earnings (losses) were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Undistributed ordinary income	$711,106	$1,183,432	$527,484	$95,435
Capital loss carryforwards	(2,046,791)	(5,473,041)	(8,188,486)	(3,164,620)
Net unrealized gains (losses)*	2,078,354	(279,861)	(4,330,749)	(3,618,046)

Total	$742,669	$(4,569,470)	$(11,991,751)	$(6,687,231)

*	The difference between book-basis and tax-basis net unrealized gains/losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
2017	$908,553	$2,307,639	$4,203,034	$1,419,054
2018	1,138,238	3,165,402	3,985,452	1,745,566

Total	$2,046,791	$5,473,041	$8,188,486	$3,164,620

6. Market and Credit Risk:

In the normal course of business, through their investments in the Underlying Funds, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	67,835	$657,995	443,495	$3,633,348
Shares issued in reinvestment of dividends and distributions	4,525	43,168	5,842	45,915

Total issued	72,360	701,163	449,337	3,679,263
Shares redeemed	(74,876)	(726,619)	(397,505)	(3,209,721)

Net increase (decrease)	(2,516)	$(25,456)	51,832	$469,542

Investor A
Shares sold	473,838	$4,576,900	916,084	$7,541,608
Shares issued in reinvestment of dividends and distributions	29,334	278,966	31,354	245,813

Total issued	503,172	4,855,866	947,438	7,787,421
Shares redeemed	(312,009)	(3,013,554)	(731,531)	(6,039,687)

Net increase	191,163	$1,842,312	215,907	$1,747,734

Investor C
Shares sold	944,301	$9,074,518	1,271,852	$10,224,716
Shares issued in reinvestment of dividends and distributions	49,640	470,586	45,061	352,369

Total issued	993,941	9,545,104	1,316,913	10,577,085
Shares redeemed	(798,767)	(7,695,067)	(1,038,394)	(8,498,854)

Net increase	195,174	$1,850,037	278,519	$2,078,231

Class R
Shares sold	621,019	$6,010,020	355,154	$2,900,798
Shares issued in reinvestment of dividends and distributions	15,787	149,350	15,009	117,218

Total issued	636,806	6,159,370	370,163	3,018,016
Shares redeemed	(437,027)	(4,225,093)	(254,988)	(2,022,711)

Net increase	199,779	$1,934,277	115,175	$995,305

Moderate Prepared
Institutional
Shares sold	855,477	$7,890,416	160,345	$1,232,912
Shares issued in reinvestment of dividends and distributions	4,583	41,983	8,763	63,169

Total issued	860,060	7,932,399	169,108	1,296,081
Shares redeemed	(858,228)	(8,170,166)	(187,532)	(1,424,510)

Net increase (decrease)	1,832	$(237,767)	(18,424)	$(128,429)

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	39

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Moderate Prepared (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	626,214	$5,759,418	1,626,411	$12,673,771
Shares issued in reinvestment of dividends and distributions	42,994	392,961	83,134	598,561

Total issued	669,208	6,152,379	1,709,545	13,272,332
Shares redeemed	(635,191)	(5,785,460)	(1,117,357)	(8,423,955)

Net increase	34,017	$366,919	592,188	$4,848,377

Investor C
Shares sold	1,568,954	$14,316,395	1,927,913	$14,344,986
Shares issued in reinvestment of dividends and distributions	52,066	473,272	138,595	993,692

Total issued	1,621,020	14,789,667	2,066,508	15,338,678
Shares redeemed	(1,219,191)	(11,088,450)	(2,015,895)	(14,946,268)

Net increase	401,829	$3,701,217	50,613	$392,410

Class R
Shares sold	679,616	$6,189,416	839,778	$6,247,938
Shares issued in reinvestment of dividends and distributions	23,994	218,345	44,319	317,764

Total issued	703,610	6,407,761	884,097	6,565,702
Shares redeemed	(408,823)	(3,738,636)	(472,743)	(3,541,388)

Net increase	294,787	$2,669,125	411,354	$3,024,314

Growth Prepared
Institutional
Shares sold	34,728	$307,187	81,892	$565,546
Shares issued in reinvestment of dividends and distributions	5,097	45,417	26,574	179,380

Total issued	39,825	352,604	108,466	744,926
Shares redeemed	(164,924)	(1,464,302)	(503,382)	(3,764,186)

Net decrease	(125,099)	$(1,111,698)	(394,916)	$(3,019,260)

Investor A
Shares sold	374,022	$3,285,699	713,690	$5,176,711
Shares issued in reinvestment of dividends and distributions	18,116	160,323	63,527	426,252

Total issued	392,138	3,446,022	777,217	5,602,963
Shares redeemed	(359,381)	(3,124,374)	(696,386)	(4,897,479)

Net increase	32,757	$321,648	80,831	$705,484

Investor C
Shares sold	868,562	$7,537,824	1,107,763	$7,736,593
Shares issued in reinvestment of dividends and distributions	18,114	157,950	123,090	816,066

Total issued	886,676	7,695,774	1,230,853	8,552,659
Shares redeemed	(990,283)	(8,559,632)	(1,415,355)	(9,768,626)

Net decrease	(103,607)	$(863,858)	(184,502)	$(1,215,967)

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	476,726	$4,172,342	462,254	$3,202,790
Shares issued in reinvestment of dividends and distributions	6,923	60,925	13,775	92,020

Total issued	483,649	4,233,267	476,029	3,294,810
Shares redeemed	(175,574)	(1,538,720)	(223,841)	(1,575,024)

Net increase	308,075	$2,694,547	252,188	$1,719,786

Aggressive Growth Prepared
Institutional
Shares sold	330,912	$2,805,732	94,088	$663,107
Shares issued in reinvestment of distributions	—	—	13,189	83,092

Total issued	330,912	2,805,732	107,277	746,199
Shares redeemed	(407,865)	(3,513,248)	(195,458)	(1,330,298)

Net decrease	(76,953)	$(707,516)	(88,181)	$(584,099)

Investor A
Shares sold	262,621	$2,195,502	598,401	$4,108,837
Shares issued in reinvestment of distributions	—	—	32,586	204,302

Total issued	262,621	2,195,502	630,987	4,313,139
Shares redeemed	(444,780)	(3,679,132)	(272,682)	(1,812,221)

Net increase (decrease)	(182,159)	$(1,483,630)	358,305	$2,500,918

Investor C
Shares sold	599,919	$4,929,005	738,388	$4,918,216
Shares issued in reinvestment of distributions	—	—	74,157	459,709

Total issued	599,919	4,929,005	812,545	5,377,925
Shares redeemed	(501,666)	(4,068,976)	(754,518)	(4,935,949)

Net increase	98,253	$860,029	58,027	$441,976

Class R
Shares sold	395,244	$3,270,742	388,428	$2,587,371
Shares issued in reinvestment of distributions	—	—	11,889	74,188

Total issued	395,244	3,270,742	400,317	2,661,559

Shares redeemed	(138,247)	(1,159,174)	(247,925)	(1,670,356)

Net increase	256,997	$2,111,568	152,392	$991,203

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio [four of the thirty-three series constituting BlackRock Funds II (the “Trust”)] (collectively, the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio of BlackRock Funds II as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the taxable year ended September 30, 2010:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*
BlackRock Conservative Prepared Portfolio	12/30/09	17.91%	16.02%
BlackRock Moderate Prepared Portfolio	12/30/09	43.26%	38.71%
BlackRock Growth Prepared Portfolio	12/30/09	100.00%	96.31%

*	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Aggressive Growth Prepared Portfolio (the “Aggressive Growth Portfolio”), BlackRock Conservative Prepared Portfolio (the “Conservative Portfolio”), BlackRock Growth Prepared Portfolio (the “Growth Portfolio”) and BlackRock Moderate Prepared Portfolio (the “Moderate Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager,” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2011. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	43

Disclosure of Investment Advisory Agreement (continued)

the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Aggressive Growth Portfolio ranked in the third and first quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively.

The Board noted that the Conservative Portfolio ranked in the second quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported.

The Board noted that the Growth Portfolio ranked in the second quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported.

The Board noted that the Moderate Portfolio ranked in the second quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement (continued)

The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that BlackRock will not receive any advisory fees from the Funds for its investment advisory service. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, each Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.
Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2011. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	45

Disclosure of Investment Advisory Agreement (concluded)

more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 98 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	34 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	34 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	47

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a Trustee for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	49

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2010	51

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*
BlackRock Capital Appreciation Fund	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†	BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio		BlackRock Total Return Fund
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015 2035	Retirement 2040
Moderate Prepared Portfolio	2020 2040	2020 2045
Growth Prepared Portfolio	2025 2045	2025 2050
Aggressive Growth Prepared Portfolio	2030 2050	2030 2055
2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2010

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-9/10-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Aggressive Growth Prepared Portfolio	$23,500	$29,100	$0	$0	$6,100	$6,100	$6	$1,028
Bond Portfolio	$33,000	$33,000	$0	$0	$6,100	$6,100	$265	$1,028
Conservative Prepared Portfolio	$23,500	$29,100	$0	$0	$6,100	$6,100	$8	$1,028
Floating Rate Income Portfolio	$73,000	N/A	$0	N/A	$6,100	N/A	$0	N/A
GNMA Portfolio	$33,100	$33,100	$0	$0	$6,100	$6,100	$285	$1,028
Government Income Portfolio	$33,000	$33,000	$0	$0	$6,100	$6,100	$387	$1,028
Growth Prepared Portfolio	$23,500	$29,100	$0	$0	$6,100	$6,100	$12	$1,028
High Yield Bond Portfolio	$33,000	$33,000	$0	$0	$6,100	$6,100	$409	$1,028
Inflation Protected Bond Portfolio	$28,300	$28,300	$0	$0	$6,100	$6,100	$189	$1,028
Intermediate Government Bond Portfolio	$33,000	$33,000	$0	$0	$6,100	$6,100	$162	$1,028
Long Duration Bond Portfolio	$38,000	$38,000	$0	$0	$6,100	$6,100	$56	$1,028
Low Duration Bond Portfolio	$33,000	$33,000	$0	$0	$6,100	$6,100	$276	$1,028
Managed Income Portfolio	$33,100	$33,100	$0	$0	$6,100	$6,100	$143	$1,028
Moderate Prepared Portfolio	$23,500	$29,100	$0	$0	$6,100	$6,100	$15	$1,028

Multi-Sector Bond Portfolio	$47,000	N/A	$0	N/A	$6,100	N/A	$0	N/A
Total Return Portfolio II	$33,100	$33,100	$0	$0	$6,100	$6,100	$675	$1,028

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Aggressive Growth Prepared Portfolio	$16,883	$409,628
Bond Portfolio	$17,142	$409,628
Conservative Prepared Portfolio	$16,885	$409,628
Floating Rate Income Portfolio	$16,877	N/A
GNMA Portfolio	$17,162	$409,628
Government Income Portfolio	$17,264	$409,628

Growth Prepared Portfolio	$16,889	$409,628
High Yield Bond Portfolio	$17,286	$409,628
Inflation Protected Bond Portfolio	$17,066	$409,628
Intermediate Government Bond Portfolio	$17,039	$409,628
Long Duration Bond Portfolio	$16,933	$409,628
Low Duration Bond Portfolio	$17,153	$409,628
Managed Income Portfolio	$17,020	$409,628
Moderate Prepared Portfolio	$16,892	$409,628
Multi-Sector Bond Portfolio	$16,877	N/A
Total Return Portfolio II	$17,552	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of BlackRock Funds II

Date: December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: December 1, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: December 1, 2010